UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock International V.I. Fund

BlackRock International Index V.I. Fund

BlackRock iShares Dynamic Allocation V.I Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Small Cap Index V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable

            Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Advantage Large Cap Core V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Advantage Large Cap Core V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

After beginning the year favoring growth stocks and trend-based strategies, investors later reversed course and sold out of more expensive, growth-oriented areas of the market on fears of expensive valuations and of approaching the end of the market cycle. As the sell-off was often disconnected with the broader sentiment of management and market participants, it created a difficult environment for sentiment-based signals and resulted in sentiment insights detracting from relative performance for the period. A signal that gauges company sentiment based on trends in online job postings was the largest detractor for the period. Identifying sentiment based on short positions of hedge funds acted as a drag on performance as well, largely due to significant hedge fund de-risking toward the end of the year. A signal that uses geo-location data to determine consumer foot traffic patterns into various brick-and-mortar locations further detracted. Given a rotation out of growth positions, investors typically flock to pockets of attractive relative valuation. However, as value stocks showed some of the strongest earnings trends heading into the fourth quarter, they sold-off amid the rotation away from growth expectations. As a result, while fundamental signals held up well for the period, an insight that evaluates each stock based on forward sales relative to enterprise value hindered relative performance for the year.

As volatility and concerns about the approaching end of the current cycle increased, investors returned their focus to company fundamentals and to finding quality businesses offering sustainable growth prospects. In this vein, the Fund’s fundamental insights, particularly quality insights, were the primary drivers of positive relative return over the course of the year. Among the portfolio’s fundamental signals, identifying companies with attractive cash flow growth relative to operating assets was the top contributor. Identifying positive dividend growth trends as a measure of quality also proved beneficial. Although the portfolio’s sentiment insights overall were a drag on relative performance, sentiment insights that provide a more quality-based lens into companies contributed positively. Specifically, an insight that gauges sentiment from informed bond investors contributed significantly, given interest rate volatility. Text-based analyses of management conference calls to determine longer-term trends in company fundamentals proved beneficial as well. Both of these signals held up extremely well in the fourth quarter, in a market environment that was generally challenging for trend- and sentiment-based insights. Finally, thematic signals showed mixed results for the period, contributing marginally overall to relative performance.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these insights, a model that evaluates companies on the basis of governance and the ethics and sustainability of its business practices from a social and environmental perspective was added to the Fund’s bucket of quality signals. In addition, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. A new macro thematic model that evaluates industries across various inputs such as labor costs and hiring activity was added as well.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in health care and financials and slight underweight positions in communications services and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage Large Cap Core V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Core V.I. Fund”.

(c)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(8.56)%	(5.22)%	7.68%	11.56%
Class II(a)	(8.64)	(5.37)	7.50	11.38
Class III(a)	(8.71)	(5.51)	7.38	11.25	(c)
Russell 1000® Index	(7.42)	(4.78)	8.21	13.28

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For the portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Core V.I. Fund”.

(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$914.40	$2.80	$1,000.00	$1,022.28	$2.96	0.58%
Class II	1,000.00	913.60	3.62	1,000.00	1,021.42	3.82	0.75
Class III	1,000.00	912.90	4.15	1,000.00	1,020.87	4.38	0.86

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	20%
Health Care	15
Financials	14
Industrials	10
Consumer Discretionary	10
Communication Services	9
Consumer Staples	6
Energy	5
Real Estate	4
Utilities	4
Materials	2
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 2.3%
Boeing Co. (The)	11,008	$3,550,080
General Dynamics Corp.	3,629	570,515
Lockheed Martin Corp.	4,858	1,272,019
Raytheon Co.	31,271	4,795,408

		10,188,022

Airlines — 0.4%
Delta Air Lines, Inc.	9,590	478,541
Southwest Airlines Co.	31,627	1,470,023

		1,948,564

Auto Components — 0.1%
BorgWarner, Inc.	8,248	286,536

Automobiles — 0.1%
Ford Motor Co.	21,778	166,602
General Motors Co.	8,517	284,893

		451,495

Banks — 5.7%
Bank of America Corp.	347,325	8,558,088
BB&T Corp.	47,378	2,052,415
Citigroup, Inc.	39,512	2,056,995
Citizens Financial Group, Inc.	67,573	2,008,945
Cullen/Frost Bankers, Inc.	2,425	213,254
East West Bancorp, Inc.	12,651	550,698
First Republic Bank(a)	23,420	2,035,198
JPMorgan Chase & Co.	45,790	4,470,020
Wells Fargo & Co.	67,477	3,109,340

		25,054,953

Beverages — 1.5%
Coca-Cola European Partners plc	27,993	1,283,479
Constellation Brands, Inc., Class A	5,452	876,791
Keurig Dr. Pepper, Inc.	3,298	84,561
Molson Coors Brewing Co., Class B	3,221	180,891
Monster Beverage Corp.(b)	20,419	1,005,023
PepsiCo, Inc.	27,166	3,001,300

		6,432,045

Biotechnology — 4.0%
AbbVie, Inc.	41,381	3,814,914
Amgen, Inc.	18,019	3,507,759
Biogen, Inc.(b)	2,900	872,668
Celgene Corp.(b)	44,235	2,835,021
Genomic Health, Inc.(b)	2,843	183,118
Gilead Sciences, Inc.	76,975	4,814,786
Incyte Corp.(b)	1,566	99,582
Regeneron Pharmaceuticals, Inc.(b)	948	354,078
Vertex Pharmaceuticals, Inc.(b)	5,103	845,618

		17,327,544

Building Products — 0.3%
Allegion plc	15,287	1,218,527

Capital Markets — 3.4%
Charles Schwab Corp. (The)	102,148	4,242,207
CME Group, Inc.(a)	11,189	2,104,875
Evercore, Inc., Class A	4,815	344,561
Moelis & Co., Class A	23,265	799,851
Morgan Stanley	142,175	5,637,239
S&P Global, Inc.	10,264	1,744,264
SEI Investments Co.	1,201	55,486
TD Ameritrade Holding Corp.	868	42,497

		14,970,980

Security	Shares	Value

Chemicals — 1.7%
Air Products & Chemicals, Inc.	25,670	$4,108,483
Celanese Corp.(a)	12,482	1,123,006
Eastman Chemical Co.	10,014	732,124
Ecolab, Inc.	6,802	1,002,275
Huntsman Corp.	2,646	51,041
Linde plc	2,638	411,634
Mosaic Co. (The)	1,750	51,117

		7,479,680

Commercial Services & Supplies — 0.2%
Clean Harbors, Inc.(b)	10,980	541,863
Waste Connections, Inc.	1,916	142,263

		684,126

Communications Equipment — 1.1%
Ciena Corp.(b)	16,923	573,859
Cisco Systems, Inc.	63,294	2,742,529
Motorola Solutions, Inc.	8,791	1,011,316
Palo Alto Networks, Inc.(a)(b)	1,905	358,807

		4,686,511

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	893	153,480
Vulcan Materials Co.	814	80,423

		233,903

Consumer Finance — 0.8%
American Express Co.	32,452	3,093,325
Capital One Financial Corp.	4,011	303,191

		3,396,516

Containers & Packaging — 0.3%
Packaging Corp. of America	8,939	746,049
WestRock Co.	20,304	766,679

		1,512,728

Diversified Consumer Services — 0.2%
H&R Block, Inc.	33,266	843,958

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(b)	32,666	6,669,744

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	68,535	1,955,989
Verizon Communications, Inc.	72,987	4,103,329

		6,059,318

Electric Utilities — 2.0%
IDACORP, Inc.	12,489	1,162,226
OGE Energy Corp.	36,658	1,436,627
Pinnacle West Capital Corp.	43,096	3,671,779
Portland General Electric Co.	52,571	2,410,380
Xcel Energy, Inc.	1,598	78,734

		8,759,746

Electrical Equipment — 0.9%
AMETEK, Inc.	15,361	1,039,940
Rockwell Automation, Inc.	19,252	2,897,041

		3,936,981

Electronic Equipment, Instruments & Components — 0.9%
CDW Corp.	19,797	1,604,547
Keysight Technologies, Inc.(b)	1,114	69,157
National Instruments Corp.	41,349	1,876,418
Zebra Technologies Corp., Class A(b)	1,818	289,480

		3,839,602

Energy Equipment & Services — 0.5%
Halliburton Co.	73,965	1,965,990
Nabors Industries Ltd.(a)	38,421	76,842

		2,042,832

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment — 1.1%
Activision Blizzard, Inc.	2,485	$115,726
Electronic Arts, Inc.(b)	13,468	1,062,760
Netflix, Inc.(b)	5,585	1,494,881
Twenty-First Century Fox, Inc., Class A	6,278	302,097
Twenty-First Century Fox, Inc., Class B	4,497	214,867
Viacom, Inc., Class B	45,965	1,181,301
World Wrestling Entertainment, Inc., Class A	4,449	332,429

		4,704,061

Equity Real Estate Investment Trusts (REITs) — 3.8%
Apartment Investment & Management Co., Class A	962	42,212
Equity LifeStyle Properties, Inc.	4,883	474,286
Host Hotels & Resorts, Inc.	100,640	1,677,669
Outfront Media, Inc.	9,140	165,617
Park Hotels & Resorts, Inc.	75,988	1,974,168
Prologis, Inc.	92,260	5,417,507
Realty Income Corp.	48,022	3,027,307
Simon Property Group, Inc.	21,321	3,581,715

		16,360,481

Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	18,364	3,740,930
Walmart, Inc.	6,760	629,694

		4,370,624

Food Products — 2.0%
Archer-Daniels-Midland Co.	84,970	3,481,221
Hershey Co. (The)	41,401	4,437,359
Kellogg Co.	2,696	153,699
Lamb Weston Holdings, Inc.	5,373	395,238
Tyson Foods, Inc., Class A	4,114	219,687

		8,687,204

Gas Utilities — 0.5%
Atmos Energy Corp.(a)	20,596	1,909,661
UGI Corp.	2,276	121,425

		2,031,086

Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	18,988	1,373,402
Danaher Corp.	31,557	3,254,158
DexCom, Inc.(b)	1,390	166,522
IDEXX Laboratories, Inc.(b)	2,358	438,635
Intuitive Surgical, Inc.(b)	2,316	1,109,179
Masimo Corp.(b)	6,742	723,889
Medtronic plc	14,781	1,344,480
STERIS plc	6,399	683,733
Stryker Corp.	26,842	4,207,483

		13,301,481

Health Care Providers & Services — 3.5%
AmerisourceBergen Corp.	18,612	1,384,733
Anthem, Inc.	1,021	268,145
Cardinal Health, Inc.	37,392	1,667,683
CVS Health Corp.	13,743	900,441
Halfmoon Parent, Inc.	1,935	367,588
Humana, Inc.	6,567	1,881,314
McKesson Corp.	15,460	1,707,866
Quest Diagnostics, Inc.	2,179	181,445
UnitedHealth Group, Inc.	25,979	6,471,889
WellCare Health Plans, Inc.(b)	2,666	629,416

		15,460,520

Health Care Technology — 0.3%(b)
athenahealth, Inc.	681	89,844
Cerner Corp.	1,179	61,827
Veeva Systems, Inc., Class A	15,293	1,365,971

		1,517,642

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.2%
Boyd Gaming Corp.(a)	3,394	$70,527
Carnival Corp.	22,856	1,126,801
Darden Restaurants, Inc.	8,257	824,544
Domino’s Pizza, Inc.	7,960	1,974,001
Dunkin’ Brands Group, Inc.(a)	6,753	433,002
Extended Stay America, Inc.	33,215	514,833
Hilton Worldwide Holdings, Inc.	13,123	942,232
Las Vegas Sands Corp.	7,166	372,990
McDonald’s Corp.	13,902	2,468,578
Norwegian Cruise Line Holdings Ltd.(b)	15,326	649,669
Yum! Brands, Inc.	1,345	123,632

		9,500,809

Household Durables — 0.3%
Garmin Ltd.	22,797	1,443,506

Household Products — 0.7%
Church & Dwight Co., Inc.	36,543	2,403,068
Clorox Co. (The)	2,795	430,821
Procter & Gamble Co. (The)	4,365	401,231

		3,235,120

Industrial Conglomerates — 0.8%
3M Co.(a)	14,398	2,743,395
General Electric Co.	66,648	504,525
Honeywell International, Inc.	1,998	263,976
Roper Technologies, Inc.	625	166,575

		3,678,471

Insurance — 2.3%
Allstate Corp. (The)	32,004	2,644,491
American Financial Group, Inc.	16,682	1,510,221
Arthur J Gallagher & Co.	12,979	956,552
Athene Holding Ltd., Class A(b)	16,159	643,613
First American Financial Corp.	19,017	848,919
Hartford Financial Services Group, Inc. (The)	22,110	982,790
Lincoln National Corp.	6,359	326,280
Loews Corp.	1,913	87,080
Progressive Corp. (The)	12,036	726,132
Unum Group	42,917	1,260,901

		9,986,979

Interactive Media & Services — 4.4%(b)
Alphabet, Inc., Class A	4,778	4,992,819
Alphabet, Inc., Class C	5,623	5,823,235
Cargurus, Inc.	8,051	271,560
Facebook, Inc., Class A	52,098	6,829,527
Snap, Inc., Class A(a)	11,073	61,012
TripAdvisor, Inc.	2,675	144,289
Twitter, Inc.	5,863	168,503
Yelp, Inc.	26,045	911,315

		19,202,260

Internet & Direct Marketing Retail — 2.9%(b)
Amazon.com, Inc.	7,996	12,009,752
Booking Holdings, Inc.	387	666,577

		12,676,329

IT Services — 4.6%
Accenture plc, Class A	9,011	1,270,641
Amdocs Ltd.	671	39,307
Automatic Data Processing, Inc.	26,925	3,530,406
Booz Allen Hamilton Holding Corp.	41,891	1,888,027
Broadridge Financial Solutions, Inc.	5,869	564,891
Cognizant Technology Solutions Corp., Class A	1,512	95,982
Fidelity National Information Services, Inc.	17,721	1,817,289
First Data Corp., Class A(b)	14,039	237,399
GoDaddy, Inc., Class A(b)	14,890	977,082

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
International Business Machines Corp.	9,916	$1,127,152
Mastercard, Inc., Class A	23,822	4,494,020
Paychex, Inc.	1,733	112,905
PayPal Holdings, Inc.(b)	8,890	747,560
Square, Inc., Class A(b)	3,529	197,942
Total System Services, Inc.	638	51,863
Visa, Inc., Class A	12,649	1,668,909
Western Union Co. (The)	64,409	1,098,818

		19,920,193

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	14,552	981,678
Thermo Fisher Scientific, Inc.	487	108,986

		1,090,664

Machinery — 3.3%
Crane Co.	55,294	3,991,121
Illinois Tool Works, Inc.	25,749	3,262,141
Ingersoll-Rand plc	37,248	3,398,135
PACCAR, Inc.(a)	50,808	2,903,169
Snap-on, Inc.	6,852	995,527

		14,550,093

Media — 1.9%
AMC Networks, Inc., Class A(b)	19,373	1,063,190
CBS Corp. (Non-Voting), Class B	21,980	960,966
Comcast Corp., Class A	84,309	2,870,721
Interpublic Group of Cos., Inc. (The)	44,255	912,981
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	27,917	1,027,346
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	33,827	1,250,922
Sinclair Broadcast Group, Inc., Class A	3,524	92,822
Sirius XM Holdings, Inc.	29,626	169,165
Tribune Media Co., Class A	1,616	73,334

		8,421,447

Metals & Mining — 0.3%
Newmont Mining Corp.	24,723	856,652
Reliance Steel & Aluminum Co.	5,115	364,034
Steel Dynamics, Inc.	5,842	175,494

		1,396,180

Multiline Retail — 0.9%
Target Corp.	62,284	4,116,350

Multi-Utilities — 0.4%
Consolidated Edison, Inc.	20,102	1,536,999

Oil, Gas & Consumable Fuels — 4.5%
Anadarko Petroleum Corp.	53,469	2,344,081
Antero Resources Corp.(b)	4,262	40,020
Chevron Corp.	24,031	2,614,332
Concho Resources, Inc.(b)	786	80,793
ConocoPhillips	50,350	3,139,323
Continental Resources, Inc.(b)	6,938	278,838
Exxon Mobil Corp.	63,810	4,351,204
Kinder Morgan, Inc.	111,448	1,714,070
Occidental Petroleum Corp.	31,631	1,941,511
Phillips 66	22,288	1,920,111
Suncor Energy, Inc.(a)	31,570	883,013
Williams Cos., Inc. (The)	11,074	244,182

		19,551,478

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	15,787	2,053,889

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	53,269	2,768,922
Eli Lilly & Co.	27,072	3,132,772
Johnson & Johnson	46,073	5,945,721

Security	Shares	Value

Pharmaceuticals (continued)
Merck & Co., Inc.	62,365	$4,765,310
Zoetis, Inc.	18,666	1,596,689

		18,209,414

Professional Services — 0.6%
Insperity, Inc.	21,743	2,029,927
Robert Half International, Inc.	10,366	592,935

		2,622,862

Road & Rail — 0.9%
Landstar System, Inc.	20,732	1,983,430
Norfolk Southern Corp.	11,965	1,789,246
Schneider National, Inc., Class B	4,456	83,194

		3,855,870

Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices, Inc.	13,503	1,158,962
Applied Materials, Inc.	41,276	1,351,376
Broadcom, Inc.	745	189,439
Intel Corp.	108,310	5,082,988
Maxim Integrated Products, Inc.(a)	26,536	1,349,356
NVIDIA Corp.	10,714	1,430,319
NXP Semiconductors NV(b)	517	37,886
QUALCOMM, Inc.	9,736	554,076
Skyworks Solutions, Inc.	11,020	738,560
Texas Instruments, Inc.	20,182	1,907,199
Xilinx, Inc.	11,936	1,016,589

		14,816,750

Software — 6.5%
Dropbox, Inc., Class A(b)	23,231	474,609
Intuit, Inc.	9,260	1,822,831
Microsoft Corp.	138,635	14,081,157
New Relic, Inc.(b)	3,297	266,958
Oracle Corp.	86,214	3,892,562
salesforce.com, Inc.(b)	37,825	5,180,890
Synopsys, Inc.(b)	19,368	1,631,560
Ultimate Software Group, Inc. (The)(b)	1,109	271,561
VMware, Inc., Class A(b)	4,380	600,630

		28,222,758

Specialty Retail — 1.8%
AutoNation, Inc.(b)	5,444	194,351
Best Buy Co., Inc.	857	45,387
Dick’s Sporting Goods, Inc.	4,234	132,101
Five Below, Inc.(b)	4,254	435,269
Home Depot, Inc. (The)	19,674	3,380,387
Penske Automotive Group, Inc.(a)	30,936	1,247,339
Ross Stores, Inc.	5,294	440,461
TJX Cos., Inc. (The)	40,883	1,829,105

		7,704,400

Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	86,175	13,593,244
Dell Technologies, Inc., Class C(b)	13,609	665,061
Hewlett Packard Enterprise Co.	11,052	145,997
HP, Inc.	86,695	1,773,780
Pure Storage, Inc., Class A(b)	36,324	584,090

		16,762,172

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	52,446	3,888,346
VF Corp.	9,793	698,633

		4,586,979

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(b)	7,964	272,209

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Tobacco — 0.7%
Altria Group, Inc.	35,084	$1,732,799
Philip Morris International, Inc.	18,711	1,249,146

		2,981,945
Water Utilities — 0.7%
American Water Works Co., Inc.	34,083	3,093,714

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	19,334	629,128

Total Common Stocks — 98.7% (Cost: $452,555,247)		430,576,378

Total Long-Term Investments — 98.7% (Cost: $452,555,247)		430,576,378

Short-Term Securities — 4.2%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%	4,753,078	4,753,078
SL Liquidity Series, LLC, Money Market Series, 2.57%(d)	13,426,942	13,425,600

Total Short-Term Securities — 4.2% (Cost: $18,179,509)		18,178,678

Total Investments — 102.9% (Cost: $470,734,756)		448,755,056
Liabilities in Excess of Other Assets — (2.9)%		(12,735,817)

Net Assets — 100.0%		$436,019,239

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,977,061	(223,983)	4,753,078	$4,753,078	$76,446		$—	$—
SL Liquidity Series, LLC, Money Market Series	8,447,651	4,979,291	13,426,942	13,425,600	19,228	(b)	1,006	(810)

				$18,178,678	$95,674		$1,006	$(810)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	50	03/15/19	$6,263	$(86,760)

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Core V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$86,760	$—	$—	$—	$86,760

(a)

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(75,793)	$—	$—	$—	$(75,793)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(122,486)	$—	$—	$—	$(122,486)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,773,625

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$430,576,378	$—	$—	$430,576,378
Short-Term Securities	4,753,078	—	—	4,753,078

	$435,329,456	$—	$—	$435,329,456

Investments valued at NAV(b)				13,425,600

Total Investments				$448,755,056

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(86,760)	$—	$—	$(86,760)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

December 31, 2018

BlackRock Advantage Large Cap Core V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $13,163,231) (cost — $452,555,247)	$430,576,378
Investments at value — affiliated (cost — $18,179,509)	18,178,678
Cash pledged for futures contracts	207,000
Receivables:
Investments sold	5,191,119
Securities lending income — affiliated	2,577
Capital shares sold	23,228
Dividends — affiliated	7,845
Dividends — unaffiliated	697,442
Variation margin on futures contracts	28,982
Prepaid expenses	511

Total assets	454,913,760

LIABILITIES
Bank overdraft	849
Cash collateral on securities loaned at value	13,426,198
Payables:
Investments purchased	4,567,236
Capital shares redeemed	98,777
Distribution fees	62,116
Board realignment and consolidation	38,554
Investment advisory fees	223,370
Directors’ and Officer’s fees	6,554
Other affiliates	1,121
Other accrued expenses	469,746

Total liabilities	18,894,521

NET ASSETS	$436,019,239

NET ASSETS CONSIST OF
Paid-in capital	$463,747,711
Accumulated loss	(27,728,472)

NET ASSETS	$436,019,239

NET ASSET VALUE
Class I — Based on net assets of $152,716,640 and 6,699,050 shares outstanding, 200 million shares authorized, $0.10 par value.	$22.80

Class II — Based on net assets of $4,390,013 and 192,328 shares outstanding, 100 million shares authorized, $0.10 par value.	$22.83

Class III — Based on net assets of $278,912,586 and 12,340,300 shares outstanding, 100 million shares authorized, $0.10 par value.	$22.60

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

BlackRock Advantage Large Cap Core V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$76,446
Dividends — unaffiliated(a)	10,329,163
Securities lending income — affiliated — net	19,228
Foreign taxes withheld	(14,428)

Total investment income	10,410,409

EXPENSES
Investment advisory	2,353,682
Transfer agent — class specific	1,057,929
Distribution — class specific	830,186
Accounting services	74,807
Professional	73,304
Printing	66,549
Custodian	52,568
Board realignment and consolidation	38,861
Directors and Officer	23,606
Transfer agent	5,000
Miscellaneous	41,177

Total expenses	4,617,669
Less:
Fees waived and/or reimbursed by the Manager	(3,633)
Transfer agent fees waived and/or reimbursed — class specific	(701,494)

Total expenses after fees waived and/or reimbursed	3,912,542

Net investment income	6,497,867

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	1,006
Investments — unaffiliated	48,104,009
Foreign currency transactions	655
Futures contracts	(75,793)

48,029,877

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(810)
Investments — unaffiliated	(75,854,122)
Foreign currency translations	(611)
Futures contracts	(122,486)

(75,978,029)

Net realized and unrealized loss	(27,948,152)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,450,285)

(a)	Includes non-recurring dividends in the amount of $300,804.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,497,867	$5,600,747
Net realized gain	48,029,877	142,044,998
Net change in unrealized appreciation (depreciation)	(75,978,029)	(44,362,526)

Net increase (decrease) in net assets resulting from operations	(21,450,285)	103,283,219

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(24,262,357)	(51,545,511)
Class II	(685,736)	(1,328,480)
Class III	(44,148,933)	(94,394,118)

Decrease in net assets resulting from distributions to shareholders	(69,097,026)	(147,268,109)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,862,992)	67,256,971

NET ASSETS(b)
Total increase (decrease) in net assets	(96,410,303)	23,272,081
Beginning of year	532,429,542	509,157,461

End of year	$436,019,239	$532,429,542

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class I

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$28.45		$31.91	$31.40	$33.26	$33.80

Net investment income(a)	0.42	(b)	0.44	0.39	0.36	0.34
Net realized and unrealized gain (loss)	(1.90)		6.64	2.91	(0.16)	3.86

Net increase (decrease) from investment operations	(1.48)		7.08	3.30	0.20	4.20

Distributions(c)
From net investment income	(0.44)		(0.47)	(0.40)	(0.39)	(0.36)
From net realized gain	(3.73)		(10.07)	(2.39)	(1.67)	(4.38)

Total distributions	(4.17)		(10.54)	(2.79)	(2.06)	(4.74)

Net asset value, end of year	$22.80		$28.45	$31.91	$31.40	$33.26

Total Return(d)
Based on net asset value	(5.22)%		22.33%	10.55%	0.52%	12.36%

Ratios to Average Net Assets
Total expenses	0.74%		0.73%	0.72%	0.71%	0.73%

Total expenses after fees waived and/or reimbursed	0.58%		0.58%	0.58%	0.56%	0.57%

Net investment income	1.45	%(b)	1.27%	1.26%	1.08%	0.97%

Supplemental Data
Net assets, end of year (000)	$152,717		$185,938	$175,947	$184,151	$212,067

Portfolio turnover rate	149%		149%	50%	31%	48%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund (continued)

	Class II

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$28.47		$31.93	$31.42	$33.27	$33.79

Net investment income(a)	0.37	(b)	0.38	0.34	0.30	0.28
Net realized and unrealized gain (loss)	(1.89)		6.64	2.90	(0.16)	3.87

Net increase (decrease) from investment operations	(1.52)		7.02	3.24	0.14	4.15

Distributions(c)
From net investment income	(0.39)		(0.41)	(0.34)	(0.32)	(0.29)
From net realized gain	(3.73)		(10.07)	(2.39)	(1.67)	(4.38)

Total distributions	(4.12)		(10.48)	(2.73)	(1.99)	(4.67)

Net asset value, end of year	$22.83		$28.47	$31.93	$31.42	$33.27

Total Return(d)
Based on net asset value	(5.37)%		22.12%	10.37%	0.34%	12.23%

Ratios to Average Net Assets
Total expenses	0.89%		0.88%	0.88%	0.85%	0.89%

Total expenses after fees waived and/or reimbursed	0.75%		0.75%	0.75%	0.73%	0.74%

Net investment income	1.28	%(b)	1.08%	1.09%	0.91%	0.81%

Supplemental Data
Net assets, end of year (000)	$4,390		$4,862	$5,170	$5,333	$6,203

Portfolio turnover rate	149%		149%	50%	31%	48%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$28.23		$31.74	$31.25	$33.11	$33.66

Net investment income(a)	0.34	(b)	0.34	0.31	0.27	0.24
Net realized and unrealized gain (loss)	(1.89)		6.59	2.88	(0.17)	3.84

Net increase (decrease) from investment operations	(1.55)		6.93	3.19	0.10	4.08

Distributions(c)
From net investment income	(0.35)		(0.37)	(0.31)	(0.29)	(0.25)
From net realized gain	(3.73)		(10.07)	(2.39)	(1.67)	(4.38)

Total distributions	(4.08)		(10.44)	(2.70)	(1.96)	(4.63)

Net asset value, end of year	$22.60		$28.23	$31.74	$31.25	$33.11

Total Return(d)
Based on net asset value	(5.51)%		21.97%	10.26%	0.23%	12.07%

Ratios to Average Net Assets
Total expenses	0.99%		0.99%	0.97%	0.96%	0.98%

Total expenses after fees waived and/or reimbursed	0.86%		0.86%	0.86%	0.84%	0.85%

Net investment income	1.17	%(b)	0.98%	0.98%	0.80%	0.69%

Supplemental Data
Net assets, end of year (000)	$278,913		$341,630	$328,040	$306,567	$322,418

Portfolio turnover rate	149%		149%	50%	31%	48%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value,

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc.	$5,010,925	$(5,010,925)	$—
Credit Suisse Securities (USA) LLC	4,156	(4,156)	—
Fidelity Investments	69,821	(69,821)	—
JP Morgan Securities LLC	3,587,911	(3,587,911)	—
Morgan Stanley & Co. LLC	2,890,551	(2,890,551)	—
State Street Bank & Trust Co.	264,037	(264,037)	—
UBS Securities LLC	1,335,830	(1,335,830)	—

	$13,163,231	$(13,163,231)	$—

(a)

Cash collateral with a value of $13,426,198 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million — $300 Million	0.450
$300 Million — $400 Million	0.425
Greater than $400 Million	0.400

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution fees	0.15%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution fees	$7,481	$822,705	$830,186

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$373,603	$10,418	$673,908	$1,057,929

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $3,633.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $7,211 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer agent fees waived and/or reimbursed	$283,927	$6,927	$410,640	$701,494

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
1.25%	1.40%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $6,870 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $756,706,339 and $824,897,218, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$43,577,979	$18,336,131
Long term capital gains	25,519,047	128,931,978

	$69,097,026	$147,268,109

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$45,876
Net unrealized losses(a)	(24,879,700)
Qualified late-year losses(b)	(2,894,648)

$(27,728,472)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$473,711,601

Gross unrealized appreciation	$14,572,660
Gross unrealized depreciation	(39,529,205)

Net unrealized depreciation	$(24,956,545)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	77,175	$2,212,730	53,694	$1,884,794
Shares issued in reinvestment of distributions	1,041,683	24,262,358	1,784,901	51,545,512
Shares redeemed	(956,268)	(28,134,590)	(815,802)	(28,296,841)

Net increase (decrease)	162,590	$(1,659,502)	1,022,793	$25,133,465

Class II
Shares sold	36,314	$1,069,473	17,194	$592,585
Shares issued in reinvestment of distributions	29,415	685,735	45,977	1,328,480
Shares redeemed	(44,166)	(1,311,866)	(54,296)	(1,841,122)

Net increase	21,563	$443,342	8,875	$79,943

Class III
Shares sold	375,928	$10,947,281	117,007	$4,065,534
Shares issued in reinvestment of distributions	1,909,440	44,148,933	3,293,938	94,394,117
Shares redeemed	(2,048,354)	(59,743,046)	(1,644,501)	(56,416,088)

Net increase (decrease)	237,014	$(4,646,832)	1,766,444	$42,043,563

Total Net Increase (Decrease)	421,167	$(5,862,992)	2,798,112	$67,256,971

12.	Regulation S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(2,307,598)	$(49,237,913)
Class II	(51,894)	(1,276,586)
Class III	(3,340,143)	(91,053,975)

Undistributed net investment income as of December 31, 2017 was $36,205.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Core V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

NOTES TO FINANCIAL STATEMENTS	23

Glossary of Terms Used in this Report

Portfolio Abbreviations

S&P	Standard & Poor’s

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Advantage Large Cap Value V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Advantage Large Cap Value V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Class I Shares outperformed its benchmark, the Russell 1000® Value Index, while the Fund’s Class II and Class III Shares underperformed.

What factors influenced performance?

In a year characterized by increased volatility and concerns about the approaching end of the current cycle, investors returned their focus to company fundamentals and to finding quality businesses that offer sustainable growth prospects. In this light, fundamental insights, particularly quality insights, were the primary drivers of positive relative return over the course of the year. Among the portfolio’s fundamental signals, identifying positive dividend growth trends as a measure of quality was the top contributor. Identifying companies with attractive cash flow growth relative to operating assets also proved beneficial. Although performance was mixed with respect to the portfolio’s sentiment insights, those that provide a more quality-based lens into companies added value. Specifically, an insight that gauges sentiment from informed bond investors contributed significantly, given interest rate volatility. Text-based analyses of management conference calls to determine longer-term trends in company fundamentals proved beneficial as well. Both of these signals held up extremely well in the fourth quarter, in a market environment that was generally challenging for trend- and sentiment-based insights. Results from thematic signals were mixed for the period, contributing marginally to the Fund’s relative performance.

After beginning the year favoring growth stocks and trend-based strategies, investors later reversed course and sold out of more expensive, growth-oriented areas of the market on fears of expensive valuations and of approaching the end of the market cycle. As the sell-off was often disconnected with the broader sentiment of management and market participants, it created a more difficult environment for sentiment-based signals. The result was that certain sentiment insights detracted markedly from relative performance for the period, although sentiment signals in aggregate were essentially flat. For example, a signal that gauges company sentiment based on trends in online job postings was the largest detractor for the period. Identifying sentiment based on short positions of hedge funds acted as a drag on performance as well, largely due to significant hedge fund de-risking toward the end of the year. A signal that evaluates the impact of seasonality effects on a company’s stock price further detracted. Given a rotation out of growth positions, investors typically flock to pockets of attractive relative valuation. However, as value stocks showed some of the strongest earnings trends heading into the fourth quarter, they sold-off amid the rotation away from growth expectations. As a result, while fundamental signals held up well for the period, an insight that evaluates each stock based on forward sales relative to enterprise value hindered relative performance for the year.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these insights, a model that evaluates companies on the basis of governance and the ethics and sustainability of its business practices from a social and environmental perspective was added to the Fund’s bucket of quality signals. In addition, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. A new macro thematic model that evaluates industries across various inputs such as labor costs and hiring activity was added as well.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund ended the period with slight overweight positions in industrials and health care and slight underweights in communication services and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Large Cap Value V.I. Fund”.

(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(7.60)%	(8.20)%	6.14%	9.68%
Class II(a)	(7.68)	(8.37)	5.93	9.49
Class III(a)	(7.67)	(8.46)	5.77	9.29	(c)
Russell 1000® Value Index	(6.69)	(8.27)	5.95	11.18

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For the portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Large Cap Value V.I. Fund”.

(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$924.00	$2.96	$1,000.00	$1,022.13	$3.11	0.61%
Class II	1,000.00	923.20	3.68	1,000.00	1,021.37	3.87	0.76
Class III	1,000.00	923.30	4.17	1,000.00	1,020.87	4.38	0.86

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	23%
Health Care	16
Information Technology	9
Energy	9
Industrials	8
Consumer Staples	7
Communication Services	7
Utilities	7
Real Estate	5
Consumer Discretionary	5
Materials	3
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Aerospace & Defense — 1.1%
Lockheed Martin Corp.	461	$120,708
Raytheon Co.	5,243	804,014
United Technologies Corp.	462	49,194

		973,916

Airlines — 0.5%
Delta Air Lines, Inc.	4,210	210,079
Southwest Airlines Co.	5,015	233,097

		443,176

Auto Components — 0.1%
BorgWarner, Inc.	2,084	72,398

Automobiles — 0.5%
Ford Motor Co.	23,133	176,968
General Motors Co.	7,398	247,463

		424,431

Banks — 11.3%
Bank of America Corp.	105,035	2,588,062
BB&T Corp.	16,290	705,683
Citigroup, Inc.	20,211	1,052,185
Citizens Financial Group, Inc.	21,015	624,776
Cullen/Frost Bankers, Inc.	2,801	246,320
East West Bancorp, Inc.	9,967	433,863
First Republic Bank(a)	5,470	475,343
Huntington Bancshares, Inc.	8,693	103,621
JPMorgan Chase & Co.	22,034	2,150,959
Synovus Financial Corp.	795	25,432
US Bancorp	1,362	62,243
Wells Fargo & Co.	30,701	1,414,702

		9,883,189

Beverages — 0.4%
Coca-Cola European Partners plc	4,464	204,674
Constellation Brands, Inc., Class A	220	35,380
Molson Coors Brewing Co., Class B	1,263	70,930
Monster Beverage Corp.(b)	857	42,182
PepsiCo, Inc.	266	29,388

		382,554

Biotechnology — 1.9%
AbbVie, Inc.	2,123	195,719
Amgen, Inc.	1,243	241,975
Celgene Corp.(b)	6,632	425,045
Gilead Sciences, Inc.	12,769	798,701

		1,661,440

Building Products — 0.2%
Allegion plc	2,715	216,413

Capital Markets — 3.3%
Affiliated Managers Group, Inc.	161	15,688
Charles Schwab Corp. (The)	12,331	512,106
CME Group, Inc.(a)	3,098	582,796
Evercore, Inc., Class A	158	11,307
Goldman Sachs Group, Inc. (The)	319	53,289
Invesco Ltd.	7,414	124,110
Legg Mason, Inc.	6,314	161,070
Moelis & Co., Class A	2,585	88,872
Morgan Stanley	32,707	1,296,833
SEI Investments Co.	420	19,404

		2,865,475

Chemicals — 2.3%
Air Products & Chemicals, Inc.	7,444	1,191,412
Celanese Corp.(a)	2,750	247,418

Security	Shares	Value

Chemicals (continued)
Eastman Chemical Co.	4,792	$350,343
Ecolab, Inc.	519	76,475
Huntsman Corp.	5,270	101,658
Linde plc	383	59,763

		2,027,069

Commercial Services & Supplies — 0.2%
ADT, Inc.	4,891	29,395
Clean Harbors, Inc.(a)(b)	1,471	72,594
Republic Services, Inc.	674	48,588

		150,577

Communications Equipment — 1.9%
Ciena Corp.(b)	1,454	49,305
Cisco Systems, Inc.	31,081	1,346,740
CommScope Holding Co., Inc.(b)	2,108	34,550
Motorola Solutions, Inc.	1,700	195,568

		1,626,163

Consumer Finance — 1.0%
Ally Financial, Inc.	3,099	70,223
American Express Co.	3,559	339,244
Capital One Financial Corp.	6,196	468,356
Discover Financial Services	300	17,694

		895,517

Containers & Packaging — 0.4%
Packaging Corp. of America	727	60,676
WestRock Co.	8,124	306,762

		367,438

Distributors — 0.1%
Genuine Parts Co.	845	81,137

Diversified Consumer Services — 0.2%
H&R Block, Inc.	5,607	142,250

Diversified Financial Services — 2.9%
AXA Equitable Holdings, Inc.	9,469	157,470
Berkshire Hathaway, Inc., Class B(b)	11,746	2,398,298

		2,555,768

Diversified Telecommunication Services — 3.3%
AT&T, Inc.	44,536	1,271,057
Verizon Communications, Inc.	28,325	1,592,432

		2,863,489

Electric Utilities — 3.3%
Alliant Energy Corp.	829	35,025
Evergy, Inc.	4,993	283,453
Eversource Energy	3,688	239,867
OGE Energy Corp.	17,635	691,116
Pinnacle West Capital Corp.	9,909	844,247
Portland General Electric Co.	11,150	511,227
Xcel Energy, Inc.	6,277	309,268

		2,914,203

Electrical Equipment — 0.8%
AMETEK, Inc.	2,035	137,770
Rockwell Automation, Inc.	3,771	567,460

		705,230

Electronic Equipment, Instruments & Components — 0.8%
CDW Corp.	2,851	231,074
National Instruments Corp.	9,714	440,821

		671,895

Energy Equipment & Services — 0.6%
Halliburton Co.	12,866	341,978
Helmerich & Payne, Inc.	1,168	55,994

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Nabors Industries Ltd.(a)	17,486	$34,972
Schlumberger Ltd.	1,690	60,975
TechnipFMC plc	853	16,702

		510,621

Entertainment — 0.7%
Cinemark Holdings, Inc.	548	19,618
Electronic Arts, Inc.(b)	148	11,679
Twenty-First Century Fox, Inc., Class A	2,969	142,868
Twenty-First Century Fox, Inc., Class B	2,316	110,659
Viacom, Inc., Class A	2,740	76,199
Viacom, Inc., Class B	10,374	266,612

		627,635

Equity Real Estate Investment Trusts (REITs) — 4.9%
Apartment Investment & Management Co., Class A	2,000	87,760
Brandywine Realty Trust	8,943	115,096
Equity LifeStyle Properties, Inc.	1,220	118,499
Highwoods Properties, Inc.	8,149	315,285
Host Hotels & Resorts, Inc.	26,354	439,321
Outfront Media, Inc.	4,346	78,750
Park Hotels & Resorts, Inc.	19,585	508,818
Prologis, Inc.	20,805	1,221,670
Realty Income Corp.	16,830	1,060,963
Simon Property Group, Inc.	2,153	361,682

		4,307,844

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	1,936	394,383
Kroger Co. (The)	2,907	79,942
Walmart, Inc.	7,964	741,847

		1,216,172

Food Products — 2.9%
Archer-Daniels-Midland Co.	22,460	920,186
Hershey Co. (The)	9,369	1,004,169
Hormel Foods Corp.(a)	1,033	44,088
Kellogg Co.	1,461	83,292
Lamb Weston Holdings, Inc.	1,458	107,251
Tyson Foods, Inc., Class A	6,230	332,682

		2,491,668

Gas Utilities — 0.8%
Atmos Energy Corp.	5,940	550,757
UGI Corp.	2,644	141,057

		691,814

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	7,830	566,344
Danaher Corp.	6,814	702,659
Medtronic plc	9,248	841,198
STERIS plc	2,102	224,599
Stryker Corp.	3,941	617,752

		2,952,552

Health Care Providers & Services — 3.2%
AmerisourceBergen Corp.	3,317	246,785
Anthem, Inc.	1,108	290,994
Cardinal Health, Inc.(a)	9,954	443,949
CVS Health Corp.	7,389	484,127
Halfmoon Parent, Inc.	912	173,257
Humana, Inc.	923	264,421
McKesson Corp.(a)	3,625	400,454
Quest Diagnostics, Inc.	1,970	164,042
UnitedHealth Group, Inc.	877	218,478
WellCare Health Plans, Inc.(b)	336	79,326

		2,765,833

Security	Shares	Value

Health Care Technology — 0.1%
Veeva Systems, Inc., Class A(b)	1,293	$115,491

Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	3,578	176,395
Darden Restaurants, Inc.	1,210	120,831
Domino’s Pizza, Inc.	1,066	264,357
Extended Stay America, Inc.	8,677	134,494
McDonald’s Corp.	4,472	794,093
Norwegian Cruise Line Holdings Ltd.(b)	3,657	155,020

		1,645,190

Household Durables — 0.4%
Garmin Ltd.	5,198	329,137

Household Products — 1.8%
Church & Dwight Co., Inc.	9,903	651,221
Colgate-Palmolive Co.	1,404	83,566
Procter & Gamble Co. (The)	9,390	863,129

		1,597,916

Industrial Conglomerates — 0.8%
3M Co.(a)	1,270	241,986
General Electric Co.	50,440	381,831
Honeywell International, Inc.	71	9,380
Roper Technologies, Inc.	134	35,714

		668,911

Insurance — 4.2%
Allstate Corp. (The)	9,266	765,650
American Financial Group, Inc.	4,867	440,609
Arthur J Gallagher & Co.	4,983	367,247
Athene Holding Ltd., Class A(b)	1,678	66,835
First American Financial Corp.	8,486	378,815
Hartford Financial Services Group, Inc. (The)	11,202	497,929
Lincoln National Corp.	6,192	317,712
Loews Corp.	8,081	367,847
Travelers Cos., Inc. (The)	431	51,612
Unum Group	15,088	443,285

		3,697,541

Interactive Media & Services — 0.2%(b)
Cargurus, Inc.	962	32,448
Facebook, Inc., Class A	313	41,031
Yelp, Inc.	3,008	105,250

		178,729

IT Services — 1.2%
Automatic Data Processing, Inc.	2,254	295,545
Booz Allen Hamilton Holding Corp.	5,024	226,432
Fidelity National Information Services, Inc.	1,784	182,949
International Business Machines Corp.	788	89,572
Western Union Co. (The)	16,139	275,331

		1,069,829

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	2,529	170,606
Thermo Fisher Scientific, Inc.	610	136,512

		307,118

Machinery — 3.1%
Crane Co.	11,745	847,754
Illinois Tool Works, Inc.	2,589	328,000
Ingersoll-Rand plc	7,568	690,429
PACCAR, Inc.(a)	10,325	589,971
Parker-Hannifin Corp.	100	14,914
Snap-on, Inc.	1,807	262,539

		2,733,607

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 2.4%
AMC Networks, Inc., Class A(b)	4,609	$252,942
CBS Corp. (Non-Voting), Class B	1,856	81,144
Comcast Corp., Class A	29,719	1,011,932
Interpublic Group of Cos., Inc. (The)	9,211	190,023
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	6,792	249,945
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	7,063	261,190
Tribune Media Co., Class A	636	28,862

		2,076,038

Metals & Mining — 0.8%
Newmont Mining Corp.	11,524	399,307
Reliance Steel & Aluminum Co.	2,842	202,265
Steel Dynamics, Inc.	2,838	85,253

		686,825

Multiline Retail — 1.1%
Target Corp.	14,284	944,030

Multi-Utilities — 1.6%
CenterPoint Energy, Inc.	5,581	157,552
CMS Energy Corp.	2,035	101,038
Consolidated Edison, Inc.	9,942	760,165
Dominion Energy, Inc.	2,886	206,234
DTE Energy Co.	1,291	142,397

		1,367,386

Oil, Gas & Consumable Fuels — 8.3%
Anadarko Petroleum Corp.	11,303	495,524
Antero Resources Corp.(b)	9,355	87,843
Apache Corp.	3,415	89,644
Chevron Corp.	12,375	1,346,276
Concho Resources, Inc.(b)	714	73,392
ConocoPhillips	16,377	1,021,106
Continental Resources, Inc.(b)	3,720	149,507
EOG Resources, Inc.	748	65,233
Exxon Mobil Corp.	29,174	1,989,375
Kinder Morgan, Inc.	37,798	581,333
Marathon Oil Corp.	1,195	17,136
Newfield Exploration Co.(b)	920	13,487
Occidental Petroleum Corp.	7,928	486,621
Phillips 66	6,145	529,392
Plains GP Holdings LP, Class A(b)	653	13,125
Suncor Energy, Inc.(a)	1,478	41,340
Valero Energy Corp.	1,397	104,733
Williams Cos., Inc. (The)	7,837	172,806

		7,277,873

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	1,430	186,043
Herbalife Nutrition Ltd.(b)	276	16,270

		202,313

Pharmaceuticals — 7.1%
Allergan plc	1,261	168,545
Bristol-Myers Squibb Co.	10,149	527,545
Eli Lilly & Co.	3,818	441,819
Johnson & Johnson	19,103	2,465,242
Merck & Co., Inc.	22,929	1,752,005
Pfizer, Inc.	20,363	888,845

		6,244,001

Professional Services — 0.4%
Insperity, Inc.	3,445	321,625

Road & Rail — 0.7%
Landstar System, Inc.	2,299	219,945
Norfolk Southern Corp.	2,565	383,570
Schneider National, Inc., Class B	637	11,893

		615,408

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.1%
Analog Devices, Inc.	3,808	$326,840
Applied Materials, Inc.	1,112	36,407
Intel Corp.	36,462	1,711,162
Maxim Integrated Products, Inc.(a)	1,649	83,852
QUALCOMM, Inc.	6,662	379,134
Skyworks Solutions, Inc.	2,457	164,668

		2,702,063

Software — 1.7%
Dropbox, Inc., Class A(b)	3,126	63,864
Microsoft Corp.	447	45,402
Oracle Corp.	23,253	1,049,873
salesforce.com, Inc.(b)	738	101,084
Synopsys, Inc.(b)	2,954	248,845

		1,509,068

Specialty Retail — 0.1%
AutoNation, Inc.(b)	577	20,599
Dick’s Sporting Goods, Inc.	674	21,029
Five Below, Inc.(b)	122	12,483
Penske Automotive Group, Inc.	358	14,434

		68,545

Technology Hardware, Storage & Peripherals — 0.8%
Dell Technologies, Inc., Class C(b)	1,248	60,995
Hewlett Packard Enterprise Co.	9,214	121,717
HP, Inc.	21,293	435,655
Pure Storage, Inc., Class A(b)	4,616	74,225

		692,592

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	3,728	276,394
Ralph Lauren Corp.	312	32,279
VF Corp.	1,238	88,319

		396,992

Tobacco — 0.8%
Altria Group, Inc.	615	30,375
Philip Morris International, Inc.	9,904	661,191

		691,566

Water Utilities — 1.0%
American Water Works Co., Inc.	9,784	888,094

Wireless Telecommunication Services — 0.1%
Sprint Corp.(b)	2,139	12,449
Telephone & Data Systems, Inc.	3,482	113,304

		125,753

Total Common Stocks — 99.2% (Cost: $92,464,539)		86,641,508

Total Long-Term Investments — 99.2% (Cost: $92,464,539)		86,641,508

Short-Term Securities — 4.1%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(e)	939,148	939,148
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%	9,354	9,354

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities (continued)
SL Liquidity Series, LLC, Money Market Series, 2.57%(d)(e)	2,669,646	$2,669,379

Total Short-Term Securities — 4.1% (Cost: $3,617,993)		3,617,881

Security	Value

Total Investments — 103.3% (Cost: $96,082,532)	$90,259,389

Liabilities in Excess of Other Assets — (3.3)%	(2,885,535)

Net Assets — 100.0%	$87,373,854

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities
(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Ins Class	1,446,302	(507,154)	939,148	$939,148	$14,593		$—	$—
SL Liquidity Series, LLC, Money Market Series	3,613,873	(944,227)	2,669,646	2,669,379	4,390	(b)	1,231	(28)

				$3,608,527	$18,983		$1,231	$(28)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	9	03/15/19	$1,127	$(11,755)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$11,755	$—	$—	$—	$11,755

(a)

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Value V.I. Fund

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(45,163)	$—	$—	$—	$(45,163)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(19,989)	$—	$—	$—	$(19,989)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,105,763

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks(a)	$86,641,508	$—	$—	$86,641,508
Short-Term Securities	948,502	—	—	948,502

Subtotal	$87,590,010	$—	$—	$87,590,010

Investments valued at NAV(b)				2,669,379

Total Investments				$90,259,389

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(11,755)	$—	$—	$(11,755)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

December 31, 2018

BlackRock Advantage Large Cap Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,612,432) (cost — $92,473,893)	$86,650,862
Investments at value — affiliated (cost — $3,608,639)	3,608,527
Cash	333
Cash pledged for futures contracts	55,000
Receivables:
Securities lending income — affiliated	518
Capital shares sold	6,499
Dividends — affiliated	1,907
Dividends — unaffiliated	170,533
From custodian	9,354
From the Manager	1,633
Variation margin on futures contracts	7,432
Prepaid expenses	101

Total assets	90,512,699

LIABILITIES
Cash collateral on securities loaned at value	2,668,546
Payables:
Investments purchased	78,710
Capital shares redeemed	131,936
Printing fees	32,687
Professional fees	69,907
Distribution fees	1,424
Transfer agent fees	81,218
Board realignment and consolidation	6,120
Investment advisory fees	41,325
Directors’ and Officer’s fees	5,274
Other affiliates	229
Other accrued expenses	21,469

Total liabilities	3,138,845

NET ASSETS	$87,373,854

NET ASSETS CONSIST OF
Paid-in capital	$94,379,902
Accumulated loss	(7,006,048)

NET ASSETS	$87,373,854

NET ASSET VALUE
Class I — Based on net assets of $78,684,869 and 9,370,177 shares outstanding, 100 million shares authorized, $0.10 par value	$8.40

Class II — Based on net assets of $4,812,991 and 570,315 shares outstanding, 100 million shares authorized, $0.10 par value	$8.44

Class III — Based on net assets of $3,875,994 and 470,387 shares outstanding, 100 million shares authorized, $0.10 par value	$8.24

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

BlackRock Advantage Large Cap Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$14,593
Dividends — unaffiliated(a)	2,567,583
Securities lending income — affiliated — net	4,390
Foreign taxes withheld	(905)

Total investment income	2,585,661

EXPENSES
Investment advisory	772,802
Transfer agent — class specific	214,374
Professional	59,494
Accounting services	47,721
Custodian	26,424
Printing	23,093
Directors and Officer	18,965
Distribution — class specific	18,554
Board realignment and consolidation	6,182
Transfer agent	5,001
Miscellaneous	31,618

Total expenses	1,224,228
Less:
Fees waived and/or reimbursed by the Manager	(366,925)
Transfer agent fees waived and/or reimbursed — class specific	(214,374)

Total expenses after fees waived and/or reimbursed	642,929

Net investment income	1,942,732

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	1,231
Investments — unaffiliated	8,787,139
Futures contracts	(45,163)

8,743,207

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(28)
Investments — unaffiliated	(18,285,403)
Futures contracts	(19,989)

(18,305,420)

Net realized and unrealized loss	(9,562,213)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,619,481)

(a)	Includes non-recurring dividends in the amount of $97,575.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Value V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,942,732	$1,617,399
Net realized gain	8,743,207	25,548,122
Net change in unrealized appreciation (depreciation)	(18,305,420)	(10,474,117)

Net increase (decrease) in net assets resulting from operations	(7,619,481)	16,691,404

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(11,110,415)	(25,114,786)
Class II	(700,196)	(1,760,796)
Class III	(534,460)	(764,127)

Decrease in net assets resulting from distributions to shareholders	(12,345,071)	(27,639,709)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,956,471)	19,457,704

NET ASSETS(b)
Total increase (decrease) in net assets	(21,921,023)	8,509,399
Beginning of year	109,294,877	100,785,478

End of year	$87,373,854	$109,294,877

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class I

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$10.63		$12.06	$11.49	$12.74	$13.22

Net investment income(a)	0.20	(b)	0.20	0.15	0.14	0.15
Net realized and unrealized gain (loss)	(1.08)		1.86	1.41	(0.36)	1.47

Net increase (decrease) from investment operations	(0.88)		2.06	1.56	(0.22)	1.62

Distributions:(c)
From net investment income	(0.21)		(0.21)	(0.16)	(0.15)	(0.16)
From net realized gain	(1.14)		(3.28)	(0.83)	(0.88)	(1.94)

Total distributions	(1.35)		(3.49)	(0.99)	(1.03)	(2.10)

Net asset value, end of year	$8.40		$10.63	$12.06	$11.49	$12.74

Total Return(d)
Based on net asset value	(8.20)%		17.22%	13.60%	(1.72)%	12.22%

Ratios to Average Net Assets(e)
Total expenses	1.17%		1.17%	1.09%	1.08%	1.08%

Total expenses after fees waived and/or reimbursed	0.61%		0.71%	0.82%	0.77%	0.77%

Net investment income	1.90	%(b)	1.57%	1.29%	1.14%	1.10%

Supplemental Data
Net assets, end of year (000)	$78,685		$99,213	$92,795	$93,983	$109,570

Portfolio turnover rate	164%		168%	47%	29%	35%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.01%	—%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund (continued)

	Class II

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$10.67		$12.09	$11.52	$12.77	$13.25

Net investment income(a)	0.19	(b)	0.18	0.13	0.12	0.13
Net realized and unrealized gain (loss)	(1.09)		1.86	1.40	(0.36)	1.46

Net increase (decrease) from investment operations	(0.90)		2.04	1.53	(0.24)	1.59

Distributions:(c)
From net investment income	(0.19)		(0.18)	(0.13)	(0.13)	(0.13)
From net realized gain	(1.14)		(3.28)	(0.83)	(0.88)	(1.94)

Total distributions	(1.33)		(3.46)	(0.96)	(1.01)	(2.07)

Net asset value, end of year	$8.44		$10.67	$12.09	$11.52	$12.77

Total Return(d)
Based on net asset value	(8.37)%		17.06%	13.35%	(1.96)%	11.94%

Ratios to Average Net Assets(e)
Total expenses	1.32%		1.32%	1.27%	1.19%	1.23%

Total expenses after fees waived and/or reimbursed	0.76%		0.88%	1.03%	0.96%	0.97%

Net investment income	1.74	%(b)	1.38%	1.10%	0.95%	0.92%

Supplemental Data
Net assets, end of year (000)	$4,813		$7,063	$6,060	$5,680	$4,002

Portfolio turnover rate	164%		168%	47%	29%	35%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.10%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.01%	—%	—%	—%

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$10.46		$11.92	$11.37	$12.61	$13.12

Net investment income(a)	0.18	(b)	0.16	0.11	0.10	0.10
Net realized and unrealized gain (loss)	(1.07)		1.83	1.38	(0.36)	1.44

Net increase (decrease) from investment operations	(0.89)		1.99	1.49	(0.26)	1.54

Distributions:(c)
From net investment income	(0.19)		(0.17)	(0.11)	(0.10)	(0.11)
From net realized gain	(1.14)		(3.28)	(0.83)	(0.88)	(1.94)

Total distributions	(1.33)		(3.45)	(0.94)	(0.98)	(2.05)

Net asset value, end of year	$8.24		$10.46	$11.92	$11.37	$12.61

Total Return(d)
Based on net asset value	(8.46)%		16.86%	13.17%	(2.11)%	11.72%

Ratios to Average Net Assets(e)
Total expenses	1.42%		1.43%	1.35%	1.34%	1.32%

Total expenses after fees waived and/or reimbursed	0.86%		0.99%	1.18%	1.13%	1.13%

Net investment income	1.70	%(b)	1.26%	0.92%	0.78%	0.73%

Supplemental Data
Net assets, end of year (000)	$3,876		$3,019	$1,930	$1,810	$1,931

Portfolio turnover rate	164%		168%	47%	29%	35%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.01%	—%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,059,527	$(1,059,527)	$—
Credit Suisse Securities (USA) LLC	34,592	(34,592)	—
Fidelity Investments	22,300	(22,300)	—
JP Morgan Securities LLC	880,752	(880,752)	—
Morgan Stanley & Co. LLC	504,274	(504,274)	—
State Street Bank & Trust Co.	28,000	(28,000)	—
UBS Securities LLC	82,987	(82,987)	—

	$2,612,432	$(2,612,432)	$—

(a)

Cash collateral with a value of $2,668,546 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution fees	0.15%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution fees	$9,807	$8,747	$18,554

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations. For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$193,336	$13,763	$7,275	$214,374

Expense Limitations, Waivers and Reimbursements: The Manager has agreed to voluntarily waive 0.05% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived and/or reimbursed was $51,522.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $635.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $1,483 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05
Class III	0.11

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$193,336	$10,494	$3,427	$207,257

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
0.60%	0.75%	0.85%

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of outstanding voting securities of the Fund. For the year ended December 31, 2018, the Manager waived and/or reimbursed $314,768 and $7,117, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $1,554 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $167,166,176 and $178,939,869, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$5,903,454	$4,512,661
Long term capital gains	6,441,617	23,127,048

	$12,345,071	$27,639,709

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$30,283
Net unrealized losses(a)	(6,263,372)
Qualified late-year losses(b)	(772,959)

$(7,006,048)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$96,540,704

Gross unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	$2,649,576
Gross unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .	(8,930,891)

Net unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .	$(6,281,315)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market,

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	287,840	$3,023,352	365,201	$4,677,279
Shares issued in reinvestment of distributions	1,312,428	11,110,414	2,324,002	25,114,786
Shares redeemed	(1,559,379)	(16,653,694)	(1,056,648)	(13,532,267)

Net increase (decrease)	40,889	$(2,519,928)	1,632,555	$16,259,798

Class II
Shares sold	246,535	$2,598,348	110,054	$1,387,115
Shares issued in reinvestment of distributions	81,856	700,197	162,376	1,760,796
Shares redeemed	(419,810)	(4,482,072)	(111,932)	(1,430,159)

Net increase (decrease)	(91,419)	$(1,183,527)	160,498	$1,717,752

Class III
Shares sold	190,480	$1,969,290	120,811	$1,549,360
Shares issued in reinvestment of distributions	64,588	534,460	71,929	764,127
Shares redeemed	(73,219)	(756,766)	(66,112)	(833,333)

Net increase	181,849	$1,746,984	126,628	$1,480,154

Total Net Increase (Decrease)	131,319	$(1,956,471)	1,919,681	$19,457,704

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(1,493,752)	$(23,621,034)
Class II	(93,118)	(1,667,678)
Class III	(38,131)	(725,996)

Undistributed net investment income as of December 31, 2017 was $5,506.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Value V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Advantage U.S. Total Market V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Advantage U.S. Total Market V.I. Fund

Investment Objective

BlackRock Advantage U.S. Total Market V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the Russell 3000® Index.

What factors influenced performance?

After beginning the year favoring growth stocks and trend-based strategies, investors later reversed course and sold out of more expensive, growth-oriented areas of the market on fears of expensive valuations and of approaching the end of the market cycle. As the sell-off was often disconnected with the broader sentiment of management and market participants, it created a difficult environment for sentiment-based signals and resulted in sentiment insights detracting from relative performance for the period. For example, signals that perform text-based analysis of sell-side research reports to gauge broker sentiment were notable detractors for the period. A signal that evaluates stocks based on seasonality effects on the stock price further detracted. An insight that uses geo-location data to determine consumer foot traffic patterns into various brick-and-mortar locations detracted as well. Given a rotation out of growth positions, investors typically flock to pockets of attractive relative valuation. However, as value stocks showed some of the strongest earnings trends heading into the fourth quarter, they sold-off amid the rotation away from growth expectations. As a result, certain value signals struggled including an insight that evaluates each stock based on forward sales relative to enterprise value. Finally, although quality signals held up well during the period, a signal that rewards stocks whose volatility of returns is less easily explained by broad factors hindered relative performance for the period.

As volatility and concerns about the approaching end of the current cycle increased, investors returned their focus to company fundamentals and to finding quality businesses offering sustainable growth prospects. In this light, the portfolio’s quality insights were the primary drivers of positive relative return over the course of the year. Among the portfolio’s fundamental signals, identifying companies with attractive cash flow growth relative to operating assets was the top contributor. Identifying companies with superior total factor productivity, or asset efficiency, also proved beneficial. Although the portfolio’s sentiment insights overall were a drag on relative performance, sentiment insights that provide a more quality-based lens into companies contributed positively. Specifically, an insight that gauges sentiment from informed bond investors contributed significantly, given interest rate volatility. Text-based analyses of management conference calls to determine longer-term trends in company fundamentals proved beneficial as well. Both of these signals held up extremely well in the fourth quarter, in a market environment that was generally challenging for trend- and sentiment-based insights. Elsewhere, while results for thematic signals were mixed for the period, identifying companies with lower leverage profiles benefitted performance given the market turmoil.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these insights, a model that evaluates companies on the basis of governance and the ethics and sustainability of its business practices from a social and environmental perspective was added to the Fund’s bucket of quality signals. In addition, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. A new macro thematic model that evaluates industries across various inputs such as labor costs and hiring activity was added as well.

Describe portfolio positioning at period end.

Relative to the Russell 3000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in utilities and health care and slight underweight positions in communications services and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”.

(c)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(8.64)%	(6.39)%	5.34%	12.95%
Class II(a)	(8.71)	(6.53)	5.18	12.77
Class III(a)	(8.75)	(6.65)	5.13	12.71
Russell 3000® Index	(8.20)	(5.24)	7.91	13.18

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”.

(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$913.60	$2.70	$1,000.00	$1,022.38	$2.85	0.56%
Class II	1,000.00	912.90	3.42	1,000.00	1,021.63	3.62	0.71
Class III	1,000.00	912.50	3.90	1,000.00	1,021.12	4.13	0.81

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	20%
Health Care	15
Financials	14
Industrials	10
Consumer Discretionary	10
Communication Services	9
Consumer Staples	6
Energy	4
Real Estate	4
Utilities	4
Materials	3
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.8%

Aerospace & Defense — 2.3%
Boeing Co. (The)	5,267	$1,698,608
Curtiss-Wright Corp.	1,433	146,338
General Dynamics Corp.	4,681	735,900
Lockheed Martin Corp.	1,131	296,141
Raytheon Co.(a)	15,203	2,331,380

		5,208,367

Airlines — 0.4%
American Airlines Group, Inc.	1,469	47,169
Southwest Airlines Co.	18,535	861,507

		908,676

Auto Components — 0.1%
Dana, Inc.	13,600	185,368

Automobiles — 0.3%
Ford Motor Co.	32,236	246,605
General Motors Co.	10,997	367,850

		614,455

Banks — 6.1%
Bank of America Corp.	183,999	4,533,735
BB&T Corp.	23,376	1,012,648
Citigroup, Inc.	16,469	857,376
Citizens Financial Group, Inc.	28,628	851,111
East West Bancorp, Inc.	3,772	164,195
First Horizon National Corp.	45,956	604,781
First Republic Bank(a)	16,363	1,421,945
Independent Bank Corp.	22,813	479,529
JPMorgan Chase & Co.	20,329	1,984,517
Republic First Bancorp, Inc.(b)	34,663	206,938
Shore Bancshares, Inc.	4,547	66,114
Synovus Financial Corp.	8,420	269,356
TriState Capital Holdings, Inc.(b)	1,748	34,016
Wells Fargo & Co.	28,341	1,305,953

		13,792,214

Beverages — 1.3%
Brown-Forman Corp., Class B	1,429	67,992
Coca-Cola European Partners plc	10,990	503,891
Constellation Brands, Inc., Class A	2,390	384,360
Molson Coors Brewing Co., Class B	1,544	86,711
Monster Beverage Corp.(b)	9,825	483,587
PepsiCo, Inc.	13,304	1,469,826

		2,996,367

Biotechnology — 4.2%
AbbVie, Inc.	22,063	2,033,988
Amgen, Inc.	9,764	1,900,758
Biogen, Inc.(b)	1,174	353,280
Celgene Corp.(b)	22,323	1,430,681
Genomic Health, Inc.(b)	3,792	244,243
Gilead Sciences, Inc.	37,889	2,369,957
Incyte Corp.(b)	3,950	251,180
Regeneron Pharmaceuticals, Inc.(b)	197	73,579
Vertex Pharmaceuticals, Inc.(b)	5,042	835,510

		9,493,176

Building Products — 0.3%
Allegion plc	7,628	608,028

Capital Markets — 3.9%
BrightSphere Investment Group plc	9,722	103,831
Charles Schwab Corp. (The)	62,063	2,577,476
CME Group, Inc.(a)	7,795	1,466,395
Evercore, Inc., Class A	355	25,404

Security	Shares	Value

Capital Markets (continued)
Invesco Ltd.	12,842	$214,975
Moelis & Co., Class A	14,909	512,572
Morgan Stanley	72,341	2,868,321
S&P Global, Inc.	3,495	593,940
TD Ameritrade Holding Corp.	9,174	449,159
Westwood Holdings Group, Inc.	3,542	120,428

		8,932,501

Chemicals — 1.7%
Air Products & Chemicals, Inc.	14,658	2,346,013
Celanese Corp.	1,421	127,847
Eastman Chemical Co.	5,968	436,321
Ecolab, Inc.	4,537	668,527
Innospec, Inc.	313	19,331
Linde plc	2,087	325,655

		3,923,694

Commercial Services & Supplies — 0.3%
McGrath RentCorp	8,530	439,125
Steelcase, Inc., Class A	11,993	177,856

		616,981

Communications Equipment — 1.2%
Calix, Inc.(b)	18,233	177,772
Ciena Corp.(b)	5,299	179,689
Cisco Systems, Inc.	36,292	1,572,532
Motorola Solutions, Inc.	4,034	464,071
Palo Alto Networks, Inc.(a)(b)	1,604	302,114

		2,696,178

Construction & Engineering — 0.3%
Comfort Systems USA, Inc.	16,068	701,850

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	624	107,247
Vulcan Materials Co.	313	30,924

		138,171

Consumer Finance — 0.3%
American Express Co.	5,070	483,272
Regional Management Corp.(b)	8,254	198,509

		681,781

Containers & Packaging — 0.3%
Packaging Corp. of America	7,812	651,989
WestRock Co.	3,472	131,103

		783,092

Diversified Consumer Services — 0.2%
H&R Block, Inc.	20,088	509,633

Diversified Financial Services — 1.4%(b)
Berkshire Hathaway, Inc., Class B	15,685	3,202,563
On Deck Capital, Inc.	8,214	48,463

		3,251,026

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	21,882	624,513
Cogent Communications Holdings, Inc.	7,558	341,697
Verizon Communications, Inc.	31,546	1,773,516

		2,739,726

Electric Utilities — 2.4%
Eversource Energy	4,964	322,858
IDACORP, Inc.	18,129	1,687,085
OGE Energy Corp.	21,454	840,782
Pinnacle West Capital Corp.	13,620	1,160,424
Portland General Electric Co.	26,715	1,224,883
Xcel Energy, Inc.	2,315	114,060

		5,350,092

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment — 1.1%
AMETEK, Inc.	10,071	$681,807
Hubbell, Inc.	796	79,075
Rockwell Automation, Inc.	11,524	1,734,131

		2,495,013

Electronic Equipment, Instruments & Components — 0.8%
CDW Corp.	10,947	887,255
Fitbit, Inc., Class A(b)	24,123	119,891
National Instruments Corp.	18,106	821,650

		1,828,796

Energy Equipment & Services — 0.5%
Archrock, Inc.	7,412	55,516
Halliburton Co.	36,745	976,682
Nabors Industries Ltd.	41,356	82,712
ProPetro Holding Corp.(b)	2,013	24,800

		1,139,710

Entertainment — 1.1%
Activision Blizzard, Inc.	3,563	165,929
Electronic Arts, Inc.(b)	4,556	359,514
Netflix, Inc.(b)	2,929	783,976
Twenty-First Century Fox, Inc., Class A	4,413	212,353
Viacom, Inc., Class A	2,896	80,538
Viacom, Inc., Class B	24,774	636,692
World Wrestling Entertainment, Inc., Class A	4,470	333,998

		2,573,000

Equity Real Estate Investment Trusts (REITs) — 4.0%
EastGroup Properties, Inc.	311	28,528
Highwoods Properties, Inc.	12,622	488,345
Host Hotels & Resorts, Inc.	72,591	1,210,092
Outfront Media, Inc.	7,128	129,159
Park Hotels & Resorts, Inc.	28,524	741,054
Prologis, Inc.	47,471	2,787,497
Realty Income Corp.	40,802	2,572,158
Ryman Hospitality Properties, Inc.	307	20,474
Simon Property Group, Inc.	5,497	923,441
SL Green Realty Corp.	1,935	153,020

		9,053,768

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	9,226	1,879,429
Kroger Co. (The)	984	27,060
Walmart, Inc.	569	53,002

		1,959,491

Food Products — 2.1%
Archer-Daniels-Midland Co.	48,032	1,967,871
Hershey Co. (The)	24,343	2,609,083
Hormel Foods Corp.	919	39,223
Lamb Weston Holdings, Inc.	1,957	143,957

		4,760,134

Gas Utilities — 0.5%
Atmos Energy Corp.	11,074	1,026,781
Chesapeake Utilities Corp.(a)	1,709	138,942

		1,165,723

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	10,829	783,262
ABIOMED, Inc.(b)	337	109,539
Danaher Corp.	20,563	2,120,457
DexCom, Inc.(b)	1,255	150,349
IDEXX Laboratories, Inc.(b)	1,657	308,235
Intuitive Surgical, Inc.(b)	1,447	692,997
Masimo Corp.(b)	3,595	385,995
Medtronic plc	4,420	402,043

Security	Shares	Value

Health Care Equipment & Supplies (continued)
STERIS plc	2,857	$305,270
Stryker Corp.	12,999	2,037,593

		7,295,740

Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	10,256	763,046
Cardinal Health, Inc.	26,234	1,170,036
CVS Health Corp.	6,933	454,250
Halfmoon Parent, Inc.	785	149,169
Humana, Inc.	3,471	994,372
McKesson Corp.	8,029	886,964
Quest Diagnostics, Inc.(a)	1,251	104,171
UnitedHealth Group, Inc.	10,916	2,719,394
WellCare Health Plans, Inc.(b)	2,104	496,733

		7,738,135

Health Care Technology — 0.4%(b)
athenahealth, Inc.	220	29,025
Veeva Systems, Inc., Class A	9,044	807,810

		836,835

Hotels, Restaurants & Leisure — 2.3%
Carnival Corp.	11,940	588,642
Darden Restaurants, Inc.	5,354	534,651
Domino’s Pizza, Inc.	4,202	1,042,054
Dunkin’ Brands Group, Inc.(a)	6,628	424,987
Eldorado Resorts, Inc.(b)	754	27,302
Extended Stay America, Inc.	16,217	251,364
Hilton Worldwide Holdings, Inc.	3,643	261,567
Las Vegas Sands Corp.	4,517	235,110
Marriott International, Inc., Class A	2,762	299,843
McDonald’s Corp.	7,018	1,246,186
Norwegian Cruise Line Holdings Ltd.(b)	4,767	202,073

		5,113,779

Household Durables — 0.4%
DR Horton, Inc.	1,196	41,454
Garmin Ltd.	10,630	673,092
Meritage Homes Corp.(b)	1,592	58,458
Roku, Inc.(b)	1,027	31,467
William Lyon Homes, Class A(b)	4,203	44,930

		849,401

Household Products — 0.9%
Church & Dwight Co., Inc.	29,895	1,965,895
Clorox Co. (The)	397	61,194

		2,027,089

Industrial Conglomerates — 0.7%
3M Co.	6,285	1,197,544
General Electric Co.	40,348	305,434
Roper Technologies, Inc.	477	127,130

		1,630,108

Insurance — 2.1%
Allstate Corp. (The)	19,522	1,613,103
American Financial Group, Inc.	2,798	253,303
Arthur J Gallagher & Co.	7,825	576,702
Athene Holding Ltd., Class A(b)	8,174	325,570
First American Financial Corp.	1,023	45,667
Hartford Financial Services Group, Inc. (The)	20,290	901,891
Kinsale Capital Group, Inc.	991	55,060
Lincoln National Corp.	2,191	112,420
Progressive Corp. (The)	936	56,469
Unum Group	28,139	826,724

		4,766,909

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services — 4.1%(b)
Alphabet, Inc., Class A	1,864	$1,947,805
Alphabet, Inc., Class C	2,718	2,814,788
Care.com, Inc.	12,001	231,739
Cargurus, Inc.	7,994	269,638
Facebook, Inc., Class A	24,921	3,266,894
TripAdvisor, Inc.	3,301	178,056
Twitter, Inc.	3,470	99,728
Yelp, Inc.	12,244	428,418

		9,237,066

Internet & Direct Marketing Retail — 2.6%(b)
Amazon.com, Inc.	3,823	5,742,031
Booking Holdings, Inc.	124	213,580

		5,955,611

IT Services — 4.7%
Accenture plc, Class A	1,140	160,751
Automatic Data Processing, Inc.	18,286	2,397,660
Booz Allen Hamilton Holding Corp.	19,208	865,704
Broadridge Financial Solutions, Inc.	1,588	152,845
Fidelity National Information Services, Inc.	14,202	1,456,415
First Data Corp., Class A(b)	21,470	363,058
GoDaddy, Inc., Class A(b)	14,527	953,262
Mastercard, Inc., Class A	9,855	1,859,146
NIC, Inc.	24,946	311,326
PayPal Holdings, Inc.(b)	6,954	584,762
Square, Inc., Class A(b)	5,140	288,303
Total System Services, Inc.	1,665	135,348
Unisys Corp.(b)	2,503	29,110
VeriSign, Inc.(b)	6,005	890,481
Visa, Inc., Class A	1,070	141,176

		10,589,347

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	7,538	508,513
Medpace Holdings, Inc.(b)	4,178	221,142
Thermo Fisher Scientific, Inc.	1,198	268,100

		997,755

Machinery — 3.6%
Crane Co.	21,058	1,519,966
Illinois Tool Works, Inc.	17,157	2,173,620
Ingersoll-Rand plc	19,011	1,734,374
ITT, Inc.	2,812	135,735
PACCAR, Inc.	37,120	2,121,037
Snap-on, Inc.	2,724	395,770

		8,080,502

Media — 1.8%
Altice USA, Inc., Class A	5,419	89,522
AMC Networks, Inc., Class A(b)	3,172	174,079
CBS Corp. (Non-Voting), Class B	7,654	334,633
Clear Channel Outdoor Holdings, Inc., Class A	22,667	117,642
Comcast Corp., Class A	34,403	1,171,422
Emerald Expositions Events, Inc.	5,160	63,674
Gray Television, Inc.(b)	26,584	391,848
Interpublic Group of Cos., Inc. (The)	24,294	501,185
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	6,341	233,349
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	26,815	991,619
MSG Networks, Inc., Class A(b)	2,741	64,578
Sinclair Broadcast Group, Inc., Class A	1,790	47,149

		4,180,700

Metals & Mining — 0.4%
Carpenter Technology Corp.	1,719	61,214
Newmont Mining Corp.	12,245	424,289
Reliance Steel & Aluminum Co.	4,535	322,756

		808,259

Security	Shares	Value

Multiline Retail — 0.9%
Target Corp.	31,969	$2,112,831

Multi-Utilities — 0.1%
Avista Corp.	588	24,978
Consolidated Edison, Inc.	1,258	96,187

		121,165

Oil, Gas & Consumable Fuels — 4.0%
Anadarko Petroleum Corp.	27,233	1,193,895
Antero Resources Corp.(b)	6,447	60,537
Apache Corp.	3,213	84,341
Chevron Corp.	6,978	759,137
Concho Resources, Inc.(b)	1,952	200,646
ConocoPhillips	24,052	1,499,642
CONSOL Energy, Inc.(b)	1,758	55,746
Continental Resources, Inc.(b)	4,624	185,839
Exxon Mobil Corp.	26,054	1,776,622
Kinder Morgan, Inc.	49,966	768,477
Newfield Exploration Co.(b)	1,768	25,919
Occidental Petroleum Corp.	11,928	732,141
Phillips 66	12,835	1,105,735
Plains GP Holdings LP, Class A(b)	2,407	48,381
Whiting Petroleum Corp.(b)	3,573	81,071
Williams Cos., Inc. (The)	17,873	394,100

		8,972,229

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	7,400	962,740
USANA Health Sciences, Inc.(b)	1,212	142,689

		1,105,429

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	21,394	1,112,060
Eli Lilly & Co.	15,126	1,750,381
Johnson & Johnson	19,402	2,503,828
Merck & Co., Inc.	24,630	1,881,978
Zoetis, Inc.	14,921	1,276,343

		8,524,590

Professional Services — 0.6%
Insperity, Inc.	10,555	985,415
Kforce, Inc.	7,356	227,448
Robert Half International, Inc.	2,327	133,104

		1,345,967

Real Estate Management & Development — 0.1%
Marcus & Millichap, Inc.(b)	8,720	299,358

Road & Rail — 0.6%
Landstar System, Inc.	5,005	478,828
Norfolk Southern Corp.	4,195	627,320
Universal Logistics Holdings, Inc.	9,808	177,427

		1,283,575

Semiconductors & Semiconductor Equipment — 3.1%
Amkor Technology, Inc.(b)	62,281	408,563
Analog Devices, Inc.	6,956	597,034
Applied Materials, Inc.	11,511	376,870
Broadcom, Inc.	270	68,656
Cirrus Logic, Inc.(b)	2,462	81,689
Intel Corp.	43,069	2,021,228
Maxim Integrated Products, Inc.(a)	14,934	759,394
NVIDIA Corp.	6,838	912,873
NXP Semiconductors NV(b)	1,168	85,591
Skyworks Solutions, Inc.	2,924	195,966
Synaptics, Inc.(b)	732	27,238
Texas Instruments, Inc.	11,752	1,110,564
Xilinx, Inc.	5,444	463,665

		7,109,331

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Software — 6.2%
Atlassian Corp. plc, Class A(a)(b)	198	$17,618
Dropbox, Inc., Class A(b)	6,066	123,928
Intuit, Inc.	5,008	985,825
Microsoft Corp.	67,540	6,860,038
New Relic, Inc.(b)	3,805	308,091
Oracle Corp.	34,944	1,577,722
RingCentral, Inc., Class A(b)	2,509	206,842
salesforce. com, Inc.(b)	21,921	3,002,519
ServiceNow, Inc.(b)	1,057	188,199
Ultimate Software Group, Inc. (The)(b)	979	239,728
VMware, Inc., Class A(b)	2,710	371,622
Workiva, Inc.(b)	6,887	247,174

		14,129,306
Specialty Retail — 2.0%
Asbury Automotive Group, Inc.(b)	8,258	550,478
AutoNation, Inc.(b)	5,198	185,569
Best Buy Co., Inc.	442	23,408
Dick’s Sporting Goods, Inc.	3,540	110,448
Five Below, Inc.(b)	2,677	273,911
Home Depot, Inc. (The)	2,950	506,869
Lithia Motors, Inc., Class A(a)	7,745	591,176
MarineMax, Inc.(b)	6,294	115,243
Penske Automotive Group, Inc.	16,556	667,538
Ross Stores, Inc.	3,432	285,542
Sonic Automotive, Inc., Class A	12,162	167,349
TJX Cos., Inc. (The)	23,477	1,050,361

		4,527,892
Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	43,111	6,800,329
Dell Technologies, Inc., Class C(b)	6,905	337,432
Hewlett Packard Enterprise Co.	2,975	39,299
HP, Inc.	54,078	1,106,436
Pure Storage, Inc., Class A(b)	24,397	392,304

		8,675,800
Textiles, Apparel & Luxury Goods — 0.9%
Lululemon Athletica, Inc.(b)	272	33,078
NIKE, Inc., Class B	21,617	1,602,684
Ralph Lauren Corp.	584	60,421
VF Corp.	4,765	339,935

		2,036,118
Thrifts & Mortgage Finance — 0.3%
Essent Group Ltd.(b)	3,639	124,381
Meridian Bancorp, Inc.	1,460	20,907

Security	Shares	Value
Thrifts & Mortgage Finance (continued)
Riverview Bancorp, Inc.	14,015	$102,029
United Community Financial Corp.	46,814	414,304

		661,621
Tobacco — 0.6%
Altria Group, Inc.	17,540	866,301
Philip Morris International, Inc.	5,848	390,412

		1,256,713
Trading Companies & Distributors — 0.0%
GATX Corp.(a)	1,133	80,228

Water Utilities — 0.8%
American Water Works Co., Inc.	21,307	1,934,036

Wireless Telecommunication Services — 0.2%
Sprint Corp.(a)(b)	15,969	92,940
Telephone & Data Systems, Inc.	14,460	470,528

		563,468

Total Common Stocks — 98.8% (Cost: $240,143,792)		223,953,904

Total Long-Term Investments — 98.8% (Cost: $240,143,792)		223,953,904

Short-Term Securities — 3.9%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%	2,833,530	2,833,530
SL Liquidity Series, LLC, Money Market Series, 2.57%(d)	6,092,861	6,092,252

Total Short-Term Securities — 3.9% (Cost: $8,926,001)		8,925,782

Total Investments — 102.7% (Cost: $249,069,793)		232,879,686
Liabilities in Excess of Other Assets — (2.7)%		(6,088,845)

Net Assets — 100.0%		$226,790,841

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,558,684	1,274,846	2,833,530	$2,833,530	$40,259		$—	$—
SL Liquidity Series, LLC, Money Market Series	8,368,069	(2,275,208)	6,092,861	6,092,252	11,339	(b)	(53)	(149)

				$8,925,782	$51,598		$(53)	$(149)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage U.S. Total Market V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	26	03/15/19	$3,257	$(48,471)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$48,471	$—	$—	$—	$48,471

(a)

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(26,076)	$—	$—	$—	$(26,076)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(46,095)	$—	$—	$—	$(46,095)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,882,623

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage U.S. Total Market V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$223,953,904	$—	$—	$223,953,904
Short-Term Securities	2,833,530	—	—	2,833,530

Subtotal	$226,787,434	$—	$—	$226,787,434

Investments valued at NAV(b)				6,092,252

Total Investments				$232,879,686

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(48,471)	$—	$—	$(48,471)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock Advantage U.S. Total Market V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $5,983,384) (cost — $240,143,792)	$223,953,904
Investments at value — affiliated (cost — $8,926,001)	8,925,782
Cash pledged for futures contracts	122,000
Foreign currency at value (cost — $785)	714
Receivables:
Investments sold	2,389,273
Securities lending income — affiliated	1,053
Capital shares sold	13,517
Dividends — affiliated	4,268
Dividends — unaffiliated	394,169
Variation margin on futures contracts	17,831
Prepaid expenses	263

Total assets	235,822,774

LIABILITIES
Bank overdraft	4,479
Cash collateral on securities loaned at value	6,087,218
Payables:
Investments purchased	2,444,175
Capital shares redeemed	63,262
Distribution fees	1,485
Transfer agent fees	157,719
Board realignment and consolidation	10,160
Investment advisory fees	104,168
Directors’ and Officer’s fees	5,780
Other affiliates	568
Other accrued expenses	152,919

Total liabilities	9,031,933

NET ASSETS	$226,790,841

NET ASSETS CONSIST OF
Paid-in capital	$245,325,425
Accumulated loss	(18,534,584)

NET ASSETS	$226,790,841

NET ASSET VALUE
Class I — Based on net assets of $218,975,720 and 10,372,584 shares outstanding, 100 million shares authorized, $0.10 par value.	$21.11

Class II — Based on net assets of $2,741,797 and 130,186 shares outstanding, 100 million shares authorized, $0.10 par value.	$21.06

Class III — Based on net assets of $5,073,324 and 345,981 shares outstanding, 10 million shares authorized, $0.10 par value.	$14.66

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

Year Ended December 31, 2018

BlackRock Advantage U.S. Total Market V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$40,259
Dividends — unaffiliated	4,824,420
Securities lending income — affiliated — net	11,339
Foreign taxes withheld	(87)

Total investment income	4,875,931

EXPENSES
Investment advisory	1,967,503
Transfer agent — class specific	462,380
Professional	76,698
Accounting services	63,436
Printing	44,894
Custodian	37,048
Distribution — class specific	18,682
Directors and Officer	15,892
Board realignment and consolidation	10,316
Transfer agent	5,001
Miscellaneous	30,865

Total expenses	2,732,715
Less:
Fees waived and/or reimbursed by the Manager	(798,948)
Transfer agent fees waived and/or reimbursed — class specific	(462,378)

Total expenses after fees waived and/or reimbursed	1,471,389

Net investment income	3,404,542

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(53)
Investments — unaffiliated	19,944,299
Futures contracts	(26,076)

19,918,170

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(149)
Investments — unaffiliated	(37,914,172)
Foreign currency translations	(62)
Futures contracts	(46,095)

(37,960,478)

Net realized and unrealized loss	(18,042,308)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,637,766)

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,404,542	$2,321,558
Net realized gain	19,918,170	47,664,838
Net change in unrealized appreciation (depreciation)	(37,960,478)	(15,719,118)

Net increase (decrease) in net assets resulting from operations	(14,637,766)	34,267,278

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(26,509,174)	(52,422,650)
Class II	(326,810)	(639,246)
Class III	(830,484)	(1,372,126)

Decrease in net assets resulting from distributions to shareholders	(27,666,468)	(54,434,022)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,231,558)	30,391,828

NET ASSETS(b)
Total increase (decrease) in net assets	(43,535,792)	10,225,084
Beginning of year	270,326,633	260,101,549

End of year	$226,790,841	$270,326,633

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund

	Class I

	Year Ended December 31,
	2018	2017		2016	2015		2014

Net asset value, beginning of year	$25.63	$27.93		$23.24	$26.96		$27.48

Net investment income(a)	0.34	0.26	(b)	0.07	0.07		0.10
Net realized and unrealized gain (loss)	(2.00)	3.60		5.43	(1.80)		1.35

Net increase (decrease) from investment operations	(1.66)	3.86		5.50	(1.73)		1.45

Distributions(c)
From net investment income	(0.34)	(0.27)		(0.07)	(0.07)		(0.08)
From net realized gain	(2.52)	(5.89)		(0.74)	(1.92)		(1.89)
From return of capital	—	—		—	(0.00	)(d)	—

Total distributions	(2.86)	(6.16)		(0.81)	(1.99)		(1.97)

Net asset value, end of year	$21.11	$25.63		$27.93	$23.24		$26.96

Total Return(e)
Based on net asset value	(6.39)%	14.05%		23.65%	(6.61)%		5.22%

Ratios to Average Net Assets
Total expenses	1.03%	1.05%		1.01%	1.01%		1.02%

Total expenses after fees waived and/or reimbursed	0.55%	0.71%		0.92%	0.90%		0.90%

Net investment income	1.31%	0.91	%(b)	0.28%	0.26%		0.37%

Supplemental Data
Net assets, end of year (000)	$218,976	$261,872		$250,567	$220,681		$260,860

Portfolio turnover rate	150%	179%		78%	61%		57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.18%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund (continued)

	Class II

	Year Ended December 31,
	2018	2017		2016	2015		2014

Net asset value, beginning of year	$25.57	$27.88		$23.21	$26.91		$27.43

Net investment income(a)	0.30	0.20	(b)	0.03	0.02		0.05
Net realized and unrealized gain (loss)	(1.99)	3.60		5.41	(1.77)		1.34

Net increase (decrease) from investment operations	(1.69)	3.80		5.44	(1.75)		1.39

Distributions(c)
From net investment income	(0.30)	(0.22)		(0.03)	(0.03)		(0.02)
From net realized gain	(2.52)	(5.89)		(0.74)	(1.92)		(1.89)
From return of capital	—	—		—	(0.00	)(d)	—

Total distributions	(2.82)	(6.11)		(0.77)	(1.95)		(1.91)

Net asset value, end of year	$21.06	$25.57		$27.88	$23.21		$26.91

Total Return(e)
Based on net asset value	(6.53)%	13.85%		23.40%	(6.76)%		5.03%

Ratios to Average Net Assets
Total expenses	1.22%	1.22%		1.20%	1.18%		1.19%

Total expenses after fees waived and/or reimbursed	0.70%	0.88%		1.09%	1.07%		1.07%

Net investment income	1.16%	0.72	%(b)	0.10%	0.08%		0.20%

Supplemental Data
Net assets, end of year (000)	$2,742	$3,131		$3,351	$3,120		$3,764

Portfolio turnover rate	150%	179%		78%	61%		57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.17%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018	2017		2016	2015		2014

Net asset value, beginning of year	$18.74	$21.89		$18.36	$21.73		$22.50

Net investment income(a)	0.20	0.14	(b)	0.01	0.01		0.04
Net realized and unrealized gain (loss)	(1.46)	2.82		4.29	(1.43)		1.11

Net increase (decrease) from investment operations	(1.26)	2.96		4.30	(1.42)		1.15

Distributions(c)
From net investment income	(0.30)	(0.22)		(0.03)	(0.03)		(0.03)
From net realized gain	(2.52)	(5.89)		(0.74)	(1.92)		(1.89)
From return of capital	—	—		—	(0.00	)(d)	—

Total distributions	(2.82)	(6.11)		(0.77)	(1.95)		(1.92)

Net asset value, end of year	$14.66	$18.74		$21.89	$18.36		$21.73

Total Return(e)
Based on net asset value	(6.65)%	13.83%		23.41%	(6.78)%		5.07%

Ratios to Average Net Assets
Total expenses	1.32%	1.32%		1.29%	1.29%		1.25%

Total expenses after fees waived and/or reimbursed	0.80%	0.95%		1.11%	1.09%		1.09%

Net investment income	1.06%	0.65	%(b)	0.08%	0.06%		0.18%

Supplemental Data
Net assets, end of year (000)	$5,073	$5,324		$6,184	$6,152		$8,002

Portfolio turnover rate	150%	179%		78%	61%		57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage U.S. Total Market V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distribution of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$4,194,316	$(4,194,316)	$—
Credit Suisse Securities (USA) LLC	56,648	(56,648)	—
Deutsche Bank Securities Inc.	496	(496)	—
Fidelity Investments	3,911	(3,911)	—
Goldman Sachs & Co.	19,968	(19,968)	—
JP Morgan Securities LLC	942,950	(942,950)	—
State Street Bank & Trust Co.	13,329	(13,329)	—
UBS Securities LLC	751,766	(751,766)	—

	$5,983,384	$(5,983,384)	$—

(a)

Cash collateral with a value of $6,087,218 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based based upon the average daily net assets attributable to Class II and Class III, respectively.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$4,653	$14,029	$18,682

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$444,162	$6,532	$11,686	$462,380

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $1,683.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $3,673 for certain accounting services, which is included in accounting services in the Statement of Operations.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$266,746	$3,742	$11,130	$281,618

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
0.55%	0.70%	0.80%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, the Manager waived $797,265 and $180,760, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $4,062 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the lnterfund Lending Program

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $388,306,894 and $413,881,112, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$20,324,901	$20,827,050
Long term capital gains	7,341,567	33,606,972

	$27,666,468	$54,434,022

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$102,588
Net unrealized losses(a)	(17,080,639)
Qualified late-year losses(b)	(1,556,533)

$(18,534,584)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$250,001,559

Gross unrealized appreciation	$5,272,779
Gross unrealized depreciation	(22,394,652)

Net unrealized depreciation	$(17,121,873)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. . During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	305,871	$8,001,770	289,177	$8,303,261
Shares issued in reinvestment of distributions	1,251,143	26,509,174	2,015,232	52,422,649
Shares redeemed	(1,401,110)	(36,805,116)	(1,058,658)	(30,166,900)

Net increase (decrease)	155,904	$(2,294,172)	1,245,751	$30,559,010

Class II
Shares sold	2,590	$64,883	836	$22,989
Shares issued in reinvestment of distributions	15,465	326,810	24,627	639,247
Shares redeemed	(10,312)	(273,819)	(23,204)	(646,382)

Net increase	7,743	$117,874	2,259	$15,854

Class III
Shares sold	55,977	$1,051,459	20,673	$458,121
Shares issued in reinvestment of distributions	56,279	830,484	71,553	1,372,125
Shares redeemed	(50,372)	(937,203)	(90,639)	(2,013,282)

Net increase (decrease)	61,884	$944,740	1,587	$(183,036)

Total Net Increase (Decrease)	225,531	$(1,231,558)	1,249,597	$30,391,828

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(2,278,683)	$(50,143,967)
Class II	(22,476)	(616,770)
Class III	(48,843)	(1,323,283)

Undistributed net investment income as of December 31, 2017 was $35,495.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage U.S. Total Market V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage U.S. Total Market V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

Glossary of Terms Used in this Report

Portfolio Abbreviations

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Basic Value V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Stock selection in the communication services sector was the leading contributor to relative performance during the period. Notably within the sector, positioning in the wireless telecommunication services (“telecom”) and diversified telecom industry groups contributed positively.

Among other positive contributors to relative performance was stock selection in utilities, where positions in independent power and electric utilities made notable contributions. Stock selection in information technology also contributed positively, especially within the communications equipment and hardware industry groups.

The largest detractor from relative performance over the period was stock selection in the consumer staples sector. In particular, positions in the food products and beverages industries were notably weak.

Stock selection in the financial sector, particularly among positions in the banking and insurance industries, also weighed on relative performance. Although overweight exposure to health care stocks added to relative returns, stock selection within the sector detracted, especially because of overweight positions in health care services and medical device stocks.

Describe recent portfolio activity.

During the period, a combination of market movement and trading activity increased the Fund’s allocation to the communication services and consumer staples sectors modestly, while reducing the Fund’s weights to financials and energy.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with overweight exposures to the health care, communication services, consumer staples and utilities sectors. The Fund maintained underweight sector exposures to real estate, consumer discretionary, industrials and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	21%
Health Care	19
Communication Services	11
Information Technology	10
Energy	9
Consumer Staples	9
Utilities	7
Industrials	5
Materials	3
Consumer Discretionary	2
Short-Term Securities	9
Liabilities in Excess of Other Assets	(5)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Basic Value V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2018

	6-Month	Average Annual Total Returns
	Total Returns (b)	1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(8.08)%	(7.85)%	4.04%	10.72%
Class II(a)	(8.18)	(8.06)	3.86	10.54
Class III(a)	(8.17)	(8.11)	3.75	10.42
Russell 1000® Value Index	(6.69)	(8.27)	5.95	11.18

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$919.20	$3.48	$1,000.00	$1,021.58	$3.67	0.72%
Class II	1,000.00	918.20	4.30	1,000.00	1,020.72	4.53	0.89
Class III	1,000.00	918.30	4.84	1,000.00	1,020.16	5.09	1.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.6%

Auto Components — 0.7%
Lear Corp.	22,514	$2,766,070

Banks — 11.8%
Citigroup, Inc.	161,094	8,386,554
JPMorgan Chase & Co.	172,197	16,809,871
Regions Financial Corp.	416,209	5,568,876
Wells Fargo & Co.	329,338	15,175,895

		45,941,196

Beverages — 2.9%
Molson Coors Brewing Co., Class B	200,953	11,285,520

Biotechnology — 1.9%
Biogen, Inc.(a)	7,287	2,192,804
Gilead Sciences, Inc.	83,705	5,235,748

		7,428,552

Building Products — 0.9%
Masco Corp.	117,340	3,431,022

Capital Markets — 3.1%
E*TRADE Financial Corp.(a)	75,088	3,294,862
Morgan Stanley	129,176	5,121,828
Nasdaq, Inc.	9,362	763,658
State Street Corp.(b)	44,124	2,782,901

		11,963,249

Chemicals — 0.9%
Akzo Nobel NV, ADR	137,595	3,664,843

Communications Equipment — 4.3%
Cisco Systems, Inc.	389,007	16,855,673

Consumer Finance — 1.5%
Ally Financial, Inc.	80,655	1,827,642
Capital One Financial Corp.	39,770	3,006,214
SLM Corp.(a)(b)	114,808	954,055

		5,787,911

Diversified Telecommunication Services — 4.4%
Verizon Communications, Inc.	303,828	17,081,210

Electric Utilities — 4.7%
Exelon Corp.	212,930	9,603,143
FirstEnergy Corp.	225,116	8,453,106

		18,056,249

Electrical Equipment — 2.3%
ABB Ltd., ADR(b)	306,394	5,824,550
Hubbell, Inc.	29,083	2,889,105

		8,713,655

Food & Staples Retailing — 2.4%
Kroger Co. (The)	112,654	3,097,985
Walgreens Boots Alliance, Inc.	92,391	6,313,077

		9,411,062

Food Products — 3.6%
JM Smucker Co. (The)	62,318	5,826,110
Kellogg Co.(b)	144,382	8,231,218

		14,057,328

Health Care Equipment & Supplies — 7.5%
Baxter International, Inc.	82,549	5,433,375
Koninklijke Philips NV, NYRS(b)	170,485	5,985,728
Medtronic plc(b)	60,352	5,489,618
Zimmer Biomet Holdings, Inc.	119,394	12,383,546

		29,292,267

Security	Shares	Value

Health Care Providers & Services — 1.6%
Laboratory Corp. of America Holdings(a)	48,225	$6,093,711

Independent Power and Renewable Electricity Producers — 2.8%
AES Corp.	742,576	10,737,649

Industrial Conglomerates — 0.2%
General Electric Co.	119,776	906,704

Insurance — 4.2%
American International Group, Inc.(b)	62,180	2,450,514
Assured Guaranty Ltd.	83,157	3,183,250
Brighthouse Financial, Inc.(a)	54,964	1,675,303
Hartford Financial Services Group, Inc. (The)	120,538	5,357,914
Lincoln National Corp.	72,968	3,743,988

		16,410,969

Media — 4.8%
Comcast Corp., Class A	292,538	9,960,919
DISH Network Corp., Class A(a)	110,590	2,761,432
Interpublic Group of Cos., Inc. (The)	289,814	5,978,863

		18,701,214

Metals & Mining — 1.6%
Freeport-McMoRan, Inc.	269,700	2,780,607
Nucor Corp.	64,223	3,327,394

		6,108,001

Multiline Retail — 0.9%
Dollar Tree, Inc.(a)	38,550	3,481,836

Oil, Gas & Consumable Fuels — 9.0%
BP plc, ADR	140,650	5,333,448
ConocoPhillips	113,024	7,047,046
Devon Energy Corp.	93,856	2,115,514
Marathon Oil Corp.(b)	69,307	993,862
Marathon Petroleum Corp.	47,474	2,801,441
Royal Dutch Shell plc, ADR, Class A(b)	45,443	2,647,964
Suncor Energy, Inc.	259,748	7,265,152
Williams Cos., Inc. (The)	304,369	6,711,336

		34,915,763

Pharmaceuticals — 8.5%
Elanco Animal Health, Inc.(a)(b)	21,990	693,345
Novartis AG, ADR	142,519	12,229,555
Pfizer, Inc.	459,786	20,069,659

		32,992,559

Road & Rail — 1.3%
Norfolk Southern Corp.	32,480	4,857,059

Semiconductors & Semiconductor Equipment — 3.3%
QUALCOMM, Inc.(b)	225,537	12,835,311

Software — 1.0%
Oracle Corp.	89,580	4,044,537

Specialty Retail — 0.6%
Lowe’s Cos., Inc.	23,460	2,166,765

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	28,934	4,564,049

Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc.	185,626	6,040,270
United States Cellular Corp.(a)	12,647	657,265

		6,697,535

Total Common Stocks — 95.6% (Cost: $364,890,722)		371,249,469

Total Long-Term Investments — 95.6% (Cost: $364,890,722)		371,249,469

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 9.0%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%	16,423,075	$16,423,075
SL Liquidity Series, LLC, Money Market Series, 2.57%(d)	18,439,265	18,437,421

Total Short-Term Securities — 9.0% (Cost: $34,860,510)		34,860,496

Total Investments — 104.6% (Cost: $399,751,232)		406,109,965

Liabilities in Excess of Other Assets — (4.6)%		(17,746,714)

Net Assets — 100.0%		$388,363,251

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,156,745	13,266,330	16,423,075	$16,423,075	$212,906		$—	$—
SL Liquidity Series, LLC, Money Market Series	28,837,798	(10,398,533)	18,439,265	18,437,421	57,231	(b)	(6,581)	593

				$34,860,496	$270,137		$(6,581)	$593

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks(a)	$371,249,469	$—	$—	$371,249,469
Short-Term Securities	16,423,075	—	—	16,423,075

Subtotal	$387,672,544	$—	$—	$387,672,544

Investments valued at NAV(b)				18,437,421

Total Investments				$406,109,965

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2018 certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock Basic Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $18,135,407) (cost — $364,890,722)	$371,249,469
Investments at value — affiliated (cost — $34,860,510)	34,860,496
Cash	47,499
Receivables:
Securities lending income — affiliated	3,208
Capital shares sold	1,003,307
Dividends — affiliated	22,970
Dividends — unaffiliated	308,098
Prepaid expenses	464

Total assets	407,495,511

LIABILITIES
Cash collateral on securities loaned at value	18,445,979
Payables:
Capital shares redeemed	18,537
Distribution fees	12,968
Transfer agent fees	296,519
Board realignment and consolidation	18,027
Investment advisory fees	244,675
Directors’ and Officer’s fees	6,379
Other affiliates	984
Other accrued expenses	88,192

Total liabilities	19,132,260

NET ASSETS	$388,363,251

NET ASSETS CONSIST OF
Paid-in capital	$386,379,290
Accumulated earnings	1,983,961

NET ASSETS	$388,363,251

NET ASSET VALUE
Class I — Based on net assets of $326,873,430 and 26,386,682 shares outstanding, 300 million shares authorized, $0.10 par value.	$12.39

Class II — Based on net assets of $3,828,707 and 310,035 shares outstanding, 100 million shares authorized, $0.10 par value.	$12.35

Class III — Based on net assets of $57,661,114 and 4,692,961 shares outstanding, 100 million shares authorized, $0.10 par value.	$12.29

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2018

BlackRock Basic Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$212,906
Dividends — unaffiliated	11,315,119
Securities lending income — affiliated — net	57,231
Foreign taxes withheld	(35,616)

Total investment income	11,549,640

EXPENSES
Investment advisory	2,749,902
Transfer agent — class specific	879,194
Distribution — class specific	190,740
Professional	72,863
Accounting services	69,991
Printing	61,094
Directors and Officer	22,848
Board realignment and consolidation	18,302
Custodian	13,373
Transfer agent	5,834
Miscellaneous	21,340

Total expenses	4,105,481
Less:
Fees waived and/or reimbursed by the Manager	(9,130)
Transfer agent fees waived and/or reimbursed — class specific	(581,425)

Total expenses after fees waived and/or reimbursed	3,514,926

Net investment income	8,034,714

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(6,581)
Investments — unaffiliated	39,518,799

39,512,218

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	593
Investments — unaffiliated	(79,557,709)

(79,557,116)

Net realized and unrealized loss	(40,044,898)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,010,184)

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Basic Value V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,034,714	$6,925,805
Net realized gain	39,512,218	20,230,521
Net change in unrealized appreciation (depreciation)	(79,557,116)	10,057,649

Net increase (decrease) in net assets resulting from operations	(32,010,184)	37,213,975

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(45,856,103)	(21,064,561)
Class II	(533,180)	(253,758)
Class III	(8,023,231)	(4,082,586)

Decrease in net assets resulting from distributions to shareholders	(54,412,514)	(25,400,905)

CAPITALSHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(6,218,302)	(59,465,107)

NET ASSETS(b)
Total decrease in net assets	(92,641,000)	(47,652,037)
Beginning of year	481,004,251	528,656,288

End of year	$388,363,251	$481,004,251

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class I

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.60	$15.21	$13.36	$16.42	$17.44

Net investment income(a)	0.28	0.22	0.23	0.24	0.25
Net realized and unrealized gain (loss)	(1.51)	1.03	2.19	(1.20)	1.51

Net increase (decrease) from investment operations	(1.23)	1.25	2.42	(0.96)	1.76

Distributions(b)
From net investment income	(0.29)	(0.25)	(0.22)	(0.25)	(0.27)
From net realized gain	(1.69)	(0.61)	(0.35)	(1.85)	(2.51)

Total distributions	(1.98)	(0.86)	(0.57)	(2.10)	(2.78)

Net asset value, end of year	$12.39	$15.60	$15.21	$13.36	$16.42

Total Return(c)
Based on net asset value	(7.85)%	8.24%	18.19%	(5.95)%	9.93%

Ratios to Average Net Assets(d)
Total expenses	0.85%	0.85%	0.84%	0.86%	0.85%

Total expenses after fees waived and/or reimbursed	0.72%	0.73%	0.73%	0.73%	0.72%

Net investment income	1.80%	1.47%	1.63%	1.47%	1.40%

Supplemental Data
Net assets, end of year (000)	$326,873	$397,180	$409,216	$393,370	$468,876

Portfolio turnover rate	32%	41%	45%	50%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund (continued)

	Class II

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.56	$15.16	$13.33	$16.38	$17.40

Net investment income(a)	0.26	0.20	0.20	0.21	0.22
Net realized and unrealized gain (loss)	(1.52)	1.03	2.18	(1.18)	1.51

Net increase (decrease) from investment operations	(1.26)	1.23	2.38	(0.97)	1.73

Distributions(b)
From net investment income	(0.26)	(0.22)	(0.20)	(0.23)	(0.24)
From net realized gain	(1.69)	(0.61)	(0.35)	(1.85)	(2.51)

Total distributions	(1.95)	(0.83)	(0.55)	(2.08)	(2.75)

Net asset value, end of year	$12.35	$15.56	$15.16	$13.33	$16.38

Total Return(c)
Based on net asset value	(8.06)%	8.15%	17.88%	(6.07)%	9.75%

Ratios to Average Net Assets(d)
Total expenses	1.02%	1.02%	1.02%	1.02%	1.02%

Total expenses after fees waived and/or reimbursed	0.89%	0.90%	0.90%	0.90%	0.89%

Net investment income	1.63%	1.29%	1.47%	1.30%	1.23%

Supplemental Data
Net assets, end of year (000)	$3,829	$4,928	$5,280	$5,466	$6,233

Portfolio turnover rate	32%	41%	45%	50%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.48	$15.08	$13.28	$16.32	$17.35

Net investment income(a)	0.24	0.18	0.18	0.19	0.20
Net realized and unrealized gain (loss)	(1.50)	1.02	2.17	(1.17)	1.50

Net increase (decrease) from investment operations	(1.26)	1.20	2.35	(0.98)	1.70

Distributions(b)
From net investment income	(0.24)	(0.19)	(0.20)	(0.21)	(0.22)
From net realized gain	(1.69)	(0.61)	(0.35)	(1.85)	(2.51)

Total distributions	(1.93)	(0.80)	(0.55)	(2.06)	(2.73)

Net asset value, end of year	$12.29	$15.48	$15.08	$13.28	$16.32

Total Return(c)
Based on net asset value	(8.11)%	8.01%	17.72%	(6.15)%	9.63%

Ratios to Average Net Assets(d)
Total expenses	1.15%	1.16%	1.04%	1.13%	1.11%

Total expenses after fees waived and/or reimbursed	1.00%	1.01%	1.00%	1.01%	1.00%

Net investment income	1.52%	1.16%	1.25%	1.19%	1.11%

Supplemental Data
Net assets, end of year (000)	$57,661	$78,896	$114,160	$45,197	$54,394

Portfolio turnover rate	32%	41%	45%	50%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,581,632	$(1,581,632)	$—
Credit Suisse Securities (USA) LLC	6,097,984	(6,097,984)	—
JP Morgan Securities LLC	7,914,537	(7,914,537)	—
Morgan Stanley & Co. LLC	2,434,005	(2,434,005)	—
State Street Bank & Trust Co.	107,249	(107,249)	—

	$18,135,407	$(18,135,407)	$—

(a)

Cash collateral with a value of $18,445,979 has been received in connection with securities lending agreements. . Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fees	0.15%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$6,910	$183,830	$190,740

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for this services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$698,465	$9,639	$171,090	$879,194

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $9,130.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $5,886 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019, unless approved by the Board, including a majority of Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$470,527	$5,956	$104,942	$581,425

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
1.25%	1.40%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $20,446 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, and excluding short-term securities, were $143,947,617 and $210,758,578, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$8,462,291	$10,837,279
Long term capital gains	45,950,223	14,563,626

	$54,412,514	$25,400,905

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$94,473
Net unrealized gains(a)	4,361,582
Qualified late-year losses(b)	(2,472,094)

$1,983,961

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$401,987,684

Gross unrealized appreciation	$35,675,769
Gross unrealized depreciation	(31,553,488)

Net unrealized appreciation	$4,122,281

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	687,102	$10,527,059	654,115	$9,987,597
Shares issued in reinvestment of distributions	3,655,080	45,856,103	1,355,509	21,064,561
Shares redeemed	(3,410,293)	(53,890,776)	(3,465,286)	(53,113,894)

Net increase (decrease)	931,889	$2,492,386	(1,455,662)	$(22,061,736)

Class II
Shares sold	2,419	$34,701	5,727	$86,583
Shares issued in reinvestment of distributions	42,597	533,180	16,392	253,758
Shares redeemed	(51,793)	(824,168)	(53,552)	(815,043)

Net decrease	(6,777)	$(256,287)	(31,433)	$(474,702)

Class III
Shares sold	275,061	$3,963,788	805,717	$12,136,647
Shares issued in reinvestment of distributions	643,024	8,023,231	265,245	4,082,586
Shares redeemed	(1,321,516)	(20,441,420)	(3,542,663)	(53,147,902)

Net decrease	(403,431)	$(8,454,401)	(2,471,701)	$(36,928,669)

Total Net Increase (Decrease)	521,681	$(6,218,302)	(3,958,796)	$(59,465,107)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(5,893,355)	$(15,171,206)
Class II	(64,132)	(189,626)
Class III	(909,408)	(3,173,178)

Undistributed net investment income as of December 31, 2017 was $98,753.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Basic Value V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NYRS	New York Registered Shares

GLOSSARY OF TERMS USED IN THIS REPORT	21

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its benchmark, the Russell 1000® Growth Index, and the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

On a sector basis, the largest contributor to relative performance was consumer discretionary where internet & direct marketing retail holdings had the most positive impact. Selection within hotels, restaurants & leisure and a lack of exposure to media also added value within the sector. Health care and industrials were additional sources of strength. Within health care, equipment & supplies and life sciences tools & services holdings drove gains, while positioning to machinery and zero exposure to air freight & logistics benefited performance in industrials.

The top individual contributors were Amazon.com Inc. and Netflix Inc. Amazon outperformed as the company delivered a series of strong earnings reports, with revenue acceleration in North America, International, Prime, Amazon Web Services (“AWS”) and advertising. In addition, Amazon’s operating margin expansion has been notable, driven by advertising, subscription services, AWS and shipping efficiencies. The investment adviser’s view remains that Amazon has many years of profitable growth ahead and, accordingly, the Fund maintains its overweight position. Netflix continued to outperform after a series of strong earnings reports. The company exceeded 23 million global net subscriber additions for 2017 and is on pace to exceed 28 million in 2018, ahead of our forecasts. Overall, the investment adviser’s thesis is playing out as the mutually reinforcing growth of content and subscribers is benefiting Netflix as it gains scale. The investment adviser continues to believe the stock is far from pricing in the company’s long-term growth and profitability potential.

Conversely, communication services detracted from performance with entertainment holdings hindering results. Consumer staples and materials also weighed on performance. Selection within beverages was a drag in consumer staples, while an overweight to construction materials was a weakness in materials (at period end the Fund had zero exposure to construction materials).

The top detractors over the annual period were Tencent Holdings Ltd. and Constellation Brands Inc. Tencent underperformed amid U.S./China trade tensions, weakness in the Chinese stock market, regulatory uncertainty and questions around timing of game launches and monetization. In addition, data showed a modest decline in Tencent’s share of mobile user time spent. The investment adviser’s view remains bullish as the company still dominates mobile time spent in China, enabling it to monetize along multiple channels, including gaming, advertising, payments and e-commerce among others. Constellation has underperformed on investor concerns over sales growth for its Mexican import beers and overall beer profit margin growth, as well over reinvestment risk in cannabis and hemp company Canopy Growth. Constellation announced a $4 billion investment in Canopy Growth during the second quarter. The investment adviser expects Constellation’s core fundamentals to stay on track, including high single digit volume growth for beer and continued beer margin expansion and are positive on the Canopy investment.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity, market movement and sector reclassifications during the 12-month period, the portfolio’s weighting in the communication services sector increased, particularly within entertainment and interactive media & services. Health care exposure also increased, namely within equipment & supplies and pharmaceuticals. Exposure to information technology decreased, largely with respect to internet software & services. Consumer discretionary exposure, namely within specialty retail, declined as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was the health care sector, followed by communication services. Industrials was the largest sector underweight, followed by consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Capital Appreciation V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(10.97)%	2.39%	9.70%	13.62%
Class III(a)	(11.00)	2.13	9.43	13.34	(c)
Russell 1000® Growth Index	(8.17)	(1.51)	10.40	15.29
S&P 500® Index	(6.85)	(4.38)	8.49	13.12

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of

Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$890.30	$3.91	$1,000.00	$1,021.07	$4.18	0.82%
Class III	1,000.00	890.00	5.14	1,000.00	1,019.76	5.50	1.08

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock Capital Appreciation V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	32%
Health Care	19
Consumer Discretionary	16
Communication Services	15
Industrials	6
Financials	5
Consumer Staples	2
Real Estate	2
Materials	1
Short-Term Securities	5
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.4%

Automobiles — 0.8%
Tesla, Inc.(a)(b)	6,022	$2,004,122

Banks — 0.6%
First Republic Bank(a)	17,184	1,493,290

Beverages — 1.8%
Constellation Brands, Inc., Class A	28,959	4,657,186

Biotechnology — 1.7%(b)
BioMarin Pharmaceutical, Inc.	13,061	1,112,144
Vertex Pharmaceuticals, Inc.	20,554	3,406,003

		4,518,147

Capital Markets — 3.4%
CME Group, Inc.(a)	20,737	3,901,045
S&P Global, Inc.	29,298	4,978,902

		8,879,947

Chemicals — 1.5%
Sherwin-Williams Co. (The)	10,185	4,007,390

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(b)	15,896	3,245,645

Entertainment — 5.3%
Activision Blizzard, Inc.	44,463	2,070,642
Electronic Arts, Inc.(b)	60,078	4,740,755
Netflix, Inc.(b)	27,358	7,322,642

		14,134,039

Equity Real Estate Investment Trusts (REITs) — 1.7%
SBA Communications Corp.(b)	28,319	4,584,563

Health Care Equipment & Supplies — 7.5%
Align Technology, Inc.(b)	19,113	4,002,836
Becton Dickinson and Co.	24,784	5,584,331
Boston Scientific Corp.(a)(b)	171,169	6,049,112
Intuitive Surgical, Inc.(b)	8,993	4,306,927

		19,943,206

Health Care Providers & Services — 5.3%
Centene Corp.(b)	32,073	3,698,017
UnitedHealth Group, Inc.	41,321	10,293,887

		13,991,904

Hotels, Restaurants & Leisure — 1.0%
Domino’s Pizza, Inc.	10,820	2,683,252

Industrial Conglomerates — 1.0%
Roper Technologies, Inc.	9,933	2,647,343

Interactive Media & Services — 9.3%
Alphabet, Inc., Class A(b)	10,098	10,552,006
Facebook, Inc., Class A(b)	34,738	4,553,804
IAC/InterActiveCorp(b)	12,481	2,284,522
Tencent Holdings Ltd.	182,000	7,294,624

		24,684,956

Internet & Direct Marketing Retail — 12.9%
Amazon.com, Inc.(b)	15,454	23,211,444
Booking Holdings, Inc.(b)	3,906	6,727,773
MercadoLibre, Inc.	14,404	4,218,211

		34,157,428

IT Services — 10.3%
Mastercard, Inc., Class A	46,486	8,769,584
PayPal Holdings, Inc.(b)	57,148	4,805,575
Visa, Inc., Class A	104,368	13,770,314

		27,345,473

Security	Shares	Value

Life Sciences Tools & Services — 1.7%
Illumina, Inc.(b)	14,885	$4,464,458

Machinery — 0.9%
Xylem, Inc.(a)	36,939	2,464,570

Pharmaceuticals — 2.6%
Novartis AG, ADR	50,394	4,324,309
Zoetis, Inc.	29,120	2,490,925

		6,815,234

Professional Services — 2.2%
CoStar Group, Inc.(b)	17,361	5,856,560

Road & Rail — 1.6%
Union Pacific Corp.	30,768	4,253,061

Semiconductors & Semiconductor Equipment — 3.0%
ASML Holding NV (Registered), NYRS	30,959	4,817,840
NVIDIA Corp.	23,126	3,087,321

		7,905,161

Software — 17.1%
Adobe, Inc.(b)	28,815	6,519,106
Autodesk, Inc.(b)	31,269	4,021,506
Intuit, Inc.	30,615	6,026,563
Microsoft Corp.	165,791	16,839,392
salesforce.com, Inc.(b)	57,698	7,902,895
ServiceNow, Inc.(b)	22,124	3,939,178

		45,248,640

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	14,840	2,340,862

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	40,571	3,007,934

Total Common Stocks — 96.4% (Cost: $206,338,338)		255,334,371

Preferred Stocks — 1.0%

Software — 1.0%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $2,858,020)(b)(c)(d)	466,235	2,522,331

Total Preferred Stocks — 1.0% (Cost: $2,858,021)		2,522,331

Total Long-Term Investments — 97.4% (Cost: $209,196,359)		257,856,702

Short-Term Securities — 5.4%(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(g)	5,520,889	5,520,889
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%	145,721	145,721
SL Liquidity Series, LLC, Money Market Series, 2.57%(f)(g)	8,638,158	8,637,294

Total Short-Term Securities — 5.4% (Cost: $14,303,940)		14,303,904

Total Investments — 102.8% (Cost: $223,500,299)		272,160,606

Liabilities in Excess of Other Assets — (2.8)%		(7,381,836)

Net Assets — 100.0%		$264,778,770

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock Capital Appreciation V.I. Fund

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,522,331, representing 0.95% of its net assets as of period end, and an original cost of $2,858,020.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,708,926	2,811,963	5,520,889	$5,520,889	$44,192		$—	$—
SL Liquidity Series, LLC, Money Market Series	15,258,256	(6,620,098)	8,638,158	8,637,294	35,863	(b)	(1,978)	(36)

				$14,158,183	$80,055		$(1,978)	$(36)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$2,004,122	$—	$—	$2,004,122
Banks	1,493,290	—	—	1,493,290
Beverages	4,657,186	—	—	4,657,186
Biotechnology	4,518,147	—	—	4,518,147
Capital Markets	8,879,947	—	—	8,879,947
Chemicals	4,007,390	—	—	4,007,390
Diversified Financial Services	3,245,645	—	—	3,245,645
Entertainment	14,134,039	—	—	14,134,039
Equity Real Estate Investment Trusts (REITs)	4,584,563	—	—	4,584,563
Health Care Equipment & Supplies	19,943,206	—	—	19,943,206
Health Care Providers & Services	13,991,904	—	—	13,991,904
Hotels, Restaurants & Leisure	2,683,252	—	—	2,683,252
Industrial Conglomerates	2,647,343	—	—	2,647,343
Interactive Media & Services	17,390,332	7,294,624	—	24,684,956
Internet & Direct Marketing Retail	34,157,428	—	—	34,157,428
IT Services	27,345,473	—	—	27,345,473
Life Sciences Tools & Services	4,464,458	—	—	4,464,458
Machinery	2,464,570	—	—	2,464,570
Pharmaceuticals	6,815,234	—	—	6,815,234
Professional Services	5,856,560	—	—	5,856,560
Road & Rail	4,253,061	—	—	4,253,061
Semiconductors & Semiconductor Equipment	7,905,161	—	—	7,905,161
Software	45,248,640	—	—	45,248,640
Technology Hardware, Storage & Peripherals	2,340,862	—	—	2,340,862
Textiles, Apparel & Luxury Goods	3,007,934	—	—	3,007,934
Preferred Stocks	—	—	2,522,331	2,522,331
Short-Term Securities	5,666,610	—	—	5,666,610

Subtotal	$253,706,357	$7,294,624	$2,522,331	$263,523,312

Investments valued at NAV(a)				8,637,294

Total Investments				$272,160,606

(a)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock Capital Appreciation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $8,510,486) (cost — $209,342,080)	$258,002,423
Investments at value — affiliated (cost — $14,158,219)	14,158,183
Foreign currency at value (cost — $101)	101
Receivables:
Securities lending income — affiliated	1,209
Capital shares sold	2,650,352
Dividends — affiliated	6,972
Dividends — unaffiliated	41,332
From custodian	145,721
From the Manager	3,528
Prepaid expenses	301

Total assets	275,010,122

LIABILITIES
Cash collateral on securities loaned at value	8,638,095
Payables:
Investments purchased	1,064,978
Capital shares redeemed	12,546
Distribution fees	33,629
Transfer agent fees	184,182
Board realignment and consolidation	35,302
Investment advisory fees	179,952
Directors’ and Officer’s fees	5,926
Other affiliates	711
Other accrued expenses	76,031

Total liabilities	10,231,352

NET ASSETS	$264,778,770

NET ASSETS CONSIST OF
Paid-in capital	$213,795,661
Accumulated earnings	50,983,109

NET ASSETS	$264,778,770

NET ASSET VALUE
Class I — Based on net assets of $119,220,254 and 16,439,386 shares outstanding, 100 million shares authorized, $0.10 par value.	$7.25

Class III — Based on net assets of $145,558,516 and 20,420,825 shares outstanding, 100 million shares authorized, $0.10 par value.	$7.13

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2018

BlackRock Capital Appreciation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$44,192
Dividends — unaffiliated(a)	2,584,886
Securities lending income — affiliated — net	35,863

Total investment income	2,664,941

EXPENSES
Investment advisory	2,176,724
Transfer agent — class specific	686,897
Distribution — class specific	484,131
Printing	71,228
Accounting services	61,142
Professional	54,307
Board realignment and consolidation	35,488
Directors and Officer	21,565
Custodian	18,767
Transfer agent	5,001
Miscellaneous	8,451

Total expenses	3,623,701
Less:
Fees waived and/or reimbursed by the Manager	(2,240)
Transfer agent fees waived and/or reimbursed — class specific	(433,119)

Total expenses after fees waived and/or reimbursed	3,188,342

Net investment loss	(523,401)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,978)
Investments — unaffiliated	76,934,207
Foreign currency transactions	(381)

76,931,848

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(36)
Investments — unaffiliated	(60,745,910)

(60,745,946)

Net realized and unrealized gain	16,185,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,662,501

(a)	Includes non-recurring dividends in the amount of $656,405.

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Capital Appreciation V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(523,401)	$(685,408)
Net realized gain	76,931,848	48,210,072
Net change in unrealized appreciation (depreciation)	(60,745,946)	62,728,743

Net increase in net assets resulting from operations	15,662,501	110,253,407

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(37,800,468)	(15,570,061)
Class III	(46,900,915)	(28,079,992)

Decrease in net assets resulting from distributions to shareholders	(84,701,383)	(43,650,053)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(68,397,301)	(20,276,483)

NET ASSETS(b)
Total increase (decrease) in net assets	(137,436,183)	46,326,871
Beginning of year	402,214,953	355,888,082

End of year	$264,778,770	$402,214,953

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund

	Class I

	Year Ended December 31,
	2018		2017		2016		2015	2014

Net asset value, beginning of year	$10.26		$8.63		$8.86		$9.02	$9.80

Net investment income (loss)(a)	0.00	(b)(c)	(0.00	)(d)(e)	(0.00	)(d)(f)	(0.01)	(0.01)
Net realized and unrealized gain	0.23		2.86		0.01		0.63	0.87

Net increase from investment operations	0.23		2.86		0.01		0.62	0.86

Distributions from net realized gain(g)	(3.24)		(1.23)		(0.24)		(0.78)	(1.64)

Net asset value, end of year	$7.25		$10.26		$8.63		$8.86	$9.02

Total Return(h)
Based on net asset value	2.39%		33.22%		0.10%		6.73%	9.02%

Ratios to Average Net Assets
Total expenses	0.94	%(i)	0.92%		0.92%		0.93%	0.91%

Total expenses after fees waived and/or reimbursed	0.80	%(i)	0.79%		0.80%		0.79%	0.79%

Net investment income (loss)	0.01	%(c)(i)	(0.00	)%(e)(j)	(0.06	)%(f)	(0.15)%	(0.10)%

Supplemental Data
Net assets, end of year (000)	$119,220		$142,246		$124,752		$139,045	$166,586

Portfolio turnover rate	45%		48%		89%		70%	102%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.21%, respectively, resulting from a non-recurring dividend.
(d)	Amount is greater than $(0.005) per share.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in August 2017.

(f)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in October 2016.

(g)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(h)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(j)	Amount is greater than (0.005)%.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018		2017		2016		2015	2014

Net asset value, beginning of year	$10.17		$8.56		$8.81		$8.97	$9.76

Net investment loss(a)	(0.03	)(b)	(0.03	)(c)	(0.03	)(d)	(0.04)	(0.03)
Net realized and unrealized gain	0.23		2.84		0.02		0.63	0.86

Net increase (decrease) from investment operations	0.20		2.81		(0.01)		0.59	0.83

Distributions from net realized gain(e)	(3.24)		(1.20)		(0.24)		(0.75)	(1.62)

Net asset value, end of year	$7.13		$10.17		$8.56		$8.81	$8.97

Total Return(f)
Based on net asset value	2.13%		32.94%		(0.13)%		6.49%	8.68%

Ratios to Average Net Assets
Total expenses	1.19	%(g)	1.17%		1.18%		1.17%	1.18%

Total expenses after fees waived and/or reimbursed	1.06	%(g)	1.05%		1.06%		1.05%	1.05%

Net investment loss	(0.28	)%(b)(g)	(0.27	)%(c)	(0.32	)%(d)	(0.40)%	(0.35)%

Supplemental Data
Net assets, end of year (000)	$145,559		$259,969		$231,136		$233,706	$233,723

Portfolio turnover rate	45%		48%		89%		70%	102%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a non-recurring dividend.
(c)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in August 2017.

(d)

Net investment income per share and the ratio of net investment income to average net assets includes $0.00 per share and 0.07%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in October 2016.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-divdend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$2,419,095	$(2,419,095)	$—
Deutsche Bank Securities, Inc.	1,769,165	(1,769,165)	—
JP Morgan Securities LLC	4,322,226	(4,322,226)	—

	$8,510,486	$(8,510,486)	$—

(a)

Cash collateral with a value of $ 8,638,095 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the class specific distribution fees borne directly by Class III were $484,131.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services/paid the following amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations. For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$290,882	$396,015	$686,897

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $2,240.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $4,847 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$192,024	$241,095	$433,119

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $13,641 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $150,067,841 and $307,240,124, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$4,303,099	$8,773,659
Long term capital gains	80,398,284	34,876,394

	$84,701,383	$43,650,053

As of period end, the tax components of accumulated earnings were as follows:

Undistributed long-term capital gains	$3,140,174
Net unrealized gains(a)	48,656,593
Qualified late-year losses(b)	(813,658)

$50,983,109

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, and the timing and recognition of partnership income.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$223,556,209

Gross unrealized appreciation . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .	$56,124,708
Gross unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .	(7,520,311)

Net unrealized appreciation	$48,604,397

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	531,879	$5,009,652	334,343	$3,268,914
Shares issued in reinvestment of distributions	5,066,937	37,800,468	1,510,157	15,570,061
Shares redeemed	(3,020,879)	(33,854,433)	(2,438,122)	(24,590,116)

Net increase (decrease)	2,577,937	$8,955,687	(593,622)	$(5,751,141)

Class III
Shares sold	745,740	$7,589,740	608,475	$5,912,633
Shares issued in reinvestment of distributions	6,397,406	46,900,915	2,750,278	28,079,992
Shares redeemed	(12,295,769)	(131,843,643)	(4,789,157)	(48,517,967)

Net decrease	(5,152,623)	$(77,352,988)	(1,430,404)	$(14,525,342)

Total Net Decrease	(2,574,686)	$(68,397,301)	(2,024,026)	$(20,276,483)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Realized Gain
Class I	$(15,570,061)
Class III	(28,079,992)

Undistributed net investment income as of December 31, 2017 was $62,282.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Capital Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registered Shares
REITs	Real Estate Investment Trusts
S&P	Standard & Poor’s

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Equity Dividend V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its benchmark, the Russell 1000® Value Index, and underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The largest contribution to relative performance for the 12-month period came from an overweight position and stock selection within the health care sector. Notably, stock selection within and an overweight to the pharmaceuticals industry proved beneficial, as did an overweight to the health care providers & services industry. The Fund’s cash position, which averaged 5.6% during the 12-month period, served as a mechanism to lower and control the Fund’s market risk relative to the Russell 1000® Value Index and proved favorable amid falling U.S. equity prices. Within information technology (“IT”), a combination of stock selection and an overweight to the software industry boosted relative return, as did stock selection in the electronic equipment industry. Lastly, stock selection in communication services added to relative performance during the period.

The largest detractor from relative performance derived from a combination of stock selection and allocation decisions within financials. In particular, stock selection in the insurance and capital markets industries detracted, as did an overweight to banks and an underweight to the diversified financial services industry. Within utilities, stock selection in the electric utilities segment was particularly weak due to negative impacts on portfolio holdings from severe California wildfires. The Fund’s lack of exposure to real estate also hindered relative return as the sector outperformed the broader U.S. equity market. Lastly, an overweight to construction materials as well as stock selection in the containers & packaging industry constrained relative results within the materials sector.

Describe recent portfolio activity.

During the 12-month period, a combination of portfolio trading activity and market price changes resulted in increased exposure to the communication services, health care and IT sectors. Conversely, exposures to financials, industrials and utilities were reduced.

Describe portfolio positioning at period end.

In terms of portfolio positioning, the Fund’s largest allocations were in the financials, health care and IT sectors. Relative to the Russell 1000 Value benchmark, the Fund’s largest overweight positions were in the health care, IT and energy sectors. Conversely, the Fund’s largest underweights were in the real estate, utilities and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	23%
Health Care	21
Information Technology	11
Energy	11
Consumer Staples	7
Communication Services	6
Industrials	6
Utilities	4
Consumer Discretionary	2
Materials	2
Short-Term Securities	9
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Equity Dividend V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(b)

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.
(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(6.82)%	(7.16)%	6.51%	9.90%
Class III(a)	(6.94)	(7.42)	6.25	9.63	(c)
Russell 1000® Value Index	(6.69)	(8.27)	5.95	11.18
S&P 500® Index	(6.85)	(4.38)	8.49	13.12

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$931.80	$3.21	$1,000.00	$1,021.88	$3.36	0.66%
Class III	1,000.00	930.60	4.43	1,000.00	1,020.62	4.63	0.91

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 92.9%

Aerospace & Defense — 1.5%
BAE Systems plc	178,913	$1,046,437
Lockheed Martin Corp.	4,825	1,263,378
Northrop Grumman Corp.	7,576	1,855,362

		4,165,177

Banks — 13.2%
Bank of America Corp.	321,521	7,922,278
Citigroup, Inc.	148,653	7,738,875
JPMorgan Chase & Co.	104,776	10,228,233
US Bancorp	35,392	1,617,414
Wells Fargo & Co.	208,370	9,601,691

		37,108,491

Beverages — 2.0%
Diageo plc	75,651	2,703,344
PepsiCo, Inc.	26,870	2,968,597

		5,671,941

Building Products — 1.0%
Johnson Controls International plc	73,736	2,186,272
Masco Corp.	24,612	719,655

		2,905,927

Capital Markets — 3.5%
Charles Schwab Corp. (The)	26,987	1,120,770
Goldman Sachs Group, Inc. (The)	14,339	2,395,330
Morgan Stanley	90,536	3,589,752
State Street Corp.	41,879	2,641,309

		9,747,161

Chemicals — 0.9%
DowDuPont, Inc.(a)	49,655	2,655,549

Communications Equipment — 1.6%
Cisco Systems, Inc.	39,363	1,705,599
Motorola Solutions, Inc.	24,619	2,832,170

		4,537,769

Construction Materials — 0.6%
CRH plc	62,233	1,647,426

Containers & Packaging — 0.3%
International Paper Co.	19,133	772,208

Diversified Financial Services — 0.6%
AXA Equitable Holdings, Inc.(a)	96,005	1,596,563

Diversified Telecommunication Services — 4.5%
BCE, Inc.	17,957	709,840
Verizon Communications, Inc.	214,454	12,056,604

		12,766,444

Electric Utilities — 2.9%
Edison International	4,239	240,648
FirstEnergy Corp.(a)	103,413	3,883,158
NextEra Energy, Inc.	13,807	2,399,933
PG&E Corp.(b)	67,524	1,603,695

		8,127,434

Electronic Equipment, Instruments & Components — 0.2%
CDW Corp.	8,042	651,804

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co.	27,367	588,391

Food Products — 2.0%
Kellogg Co.	30,822	1,757,162
Mondelez International, Inc., Class A(a)	26,477	1,059,875
Nestle SA (Registered)	33,965	2,756,694

		5,573,731

Security	Shares	Value

Health Care Equipment & Supplies — 3.6%
Koninklijke Philips NV	164,195	$5,756,594
Medtronic plc	48,365	4,399,281

		10,155,875

Health Care Providers & Services — 6.6%
Anthem, Inc.	28,521	7,490,470
Cardinal Health, Inc.	21,136	942,666
CVS Health Corp.	40,320	2,641,766
Humana, Inc.(a)	7,957	2,279,521
McKesson Corp.	18,783	2,074,958
UnitedHealth Group, Inc.	12,649	3,151,119

		18,580,500

Household Durables — 0.6%
Newell Brands, Inc.(a)	84,464	1,570,186

Household Products — 0.9%
Procter & Gamble Co. (The)	26,805	2,463,916

Industrial Conglomerates — 2.6%
3M Co.	9,844	1,875,676
General Electric Co.	180,255	1,364,530
Honeywell International, Inc.	21,176	2,797,773
Siemens AG (Registered)	10,575	1,180,187

		7,218,166

Insurance — 6.2%
American International Group, Inc.	104,204	4,106,680
Arthur J Gallagher & Co.	31,069	2,289,785
Marsh & McLennan Cos., Inc.	27,504	2,193,444
MetLife, Inc.	136,787	5,616,474
Travelers Cos., Inc. (The)	25,998	3,113,261

		17,319,644

IT Services — 0.7%
Cognizant Technology Solutions Corp., Class A	30,452	1,933,093

Leisure Products — 0.3%
Mattel, Inc.(a)(b)	74,683	746,083

Machinery — 0.2%
Pentair plc	18,197	687,483

Media — 1.5%
Comcast Corp., Class A	128,367	4,370,896

Multiline Retail — 0.8%
Dollar General Corp.	21,988	2,376,463

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	39,248	2,042,858

Oil, Gas & Consumable Fuels — 10.6%
Anadarko Petroleum Corp.	26,086	1,143,610
BP plc	847,301	5,356,373
Devon Energy Corp.	64,610	1,456,309
Enterprise Products Partners LP(a)	157,596	3,875,286
Hess Corp.(a)	34,137	1,382,548
Marathon Oil Corp.	60,035	860,902
Marathon Petroleum Corp.	53,609	3,163,467
ONEOK, Inc.	35,481	1,914,200
Suncor Energy, Inc.	205,487	5,747,471
TOTAL SA, ADR(a)	21,609	1,127,558
Williams Cos., Inc. (The)	164,873	3,635,450

		29,663,174

Personal Products — 0.6%
Unilever NV, NYRS(a)	34,073	1,833,127

Pharmaceuticals — 10.9%
AstraZeneca plc	77,751	5,803,800

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Bayer AG (Registered)	29,539	$2,054,402
Merck & Co., Inc.	69,588	5,317,219
Novartis AG, ADR	39,519	3,391,125
Novo Nordisk A/S, ADR(a)	47,799	2,202,100
Pfizer, Inc.	268,702	11,728,842

		30,497,488

Road & Rail — 0.4%
Union Pacific Corp.	8,774	1,212,830

Semiconductors & Semiconductor Equipment — 1.9%
QUALCOMM, Inc.	62,182	3,538,778
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	47,641	1,758,429

		5,297,207

Software — 5.5%
Constellation Software, Inc.	2,048	1,310,918
Microsoft Corp.	66,615	6,766,086
Oracle Corp.	162,316	7,328,567

		15,405,571

Specialty Retail — 0.8%
Lowe’s Cos., Inc.	23,529	2,173,138

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	4,386	691,848
Lenovo Group Ltd.	1,212,000	818,752
Samsung Electronics Co. Ltd., GDR(c)	2,776	2,406,113

		3,916,713

Security	Shares	Value

Tobacco — 1.1%
Altria Group, Inc.	60,159	$2,971,253

Total Common Stocks — 92.9% (Cost: $256,982,319)		260,951,680

Total Long-Term Investments — 92.9% (Cost: $256,982,319)		260,951,680

Short-Term Securities — 9.4%(d)(f)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%	20,001,000	20,001,000
SL Liquidity Series, LLC, Money Market Series, 2.57%(e)	6,383,011	6,382,373

Total Short-Term Securities — 9.4% (Cost: $26,383,585)		26,383,373

Total Investments — 102.3% (Cost: $283,365,904)		287,335,053

Liabilities in Excess of Other Assets — (2.3)%		(6,425,704)

Net Assets — 100.0%		$280,909,349

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,132,925	5,868,075	20,001,000	$20,001,000	$287,367		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,608,659	4,774,352	6,383,011	6,382,373	8,704	(b)	2,727	43

				$26,383,373	$296,071		$2,727	$43

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$3,118,740	$1,046,437	$—	$4,165,177
Banks	37,108,491	—	—	37,108,491
Beverages	2,968,597	2,703,344	—	5,671,941
Building Products	2,905,927	—	—	2,905,927
Capital Markets	9,747,161	—	—	9,747,161
Chemicals	2,655,549	—	—	2,655,549
Communications Equipment	4,537,769	—	—	4,537,769
Construction Materials	—	1,647,426	—	1,647,426
Containers & Packaging	772,208	—	—	772,208
Diversified Financial Services	1,596,563	—	—	1,596,563
Diversified Telecommunication Services	12,766,444	—	—	12,766,444
Electric Utilities	8,127,434	—	—	8,127,434
Electronic Equipment, Instruments & Components	651,804	—	—	651,804
Energy Equipment & Services	588,391	—	—	588,391
Food Products	2,817,037	2,756,694	—	5,573,731
Health Care Equipment & Supplies	4,399,281	5,756,594	—	10,155,875
Health Care Providers & Services	18,580,500	—	—	18,580,500
Household Durables	1,570,186	—	—	1,570,186
Household Products	2,463,916	—	—	2,463,916
Industrial Conglomerates	6,037,979	1,180,187	—	7,218,166
Insurance	17,319,644	—	—	17,319,644
IT Services	1,933,093	—	—	1,933,093
Leisure Products	746,083	—	—	746,083
Machinery	687,483	—	—	687,483
Media	4,370,896	—	—	4,370,896
Multiline Retail	2,376,463	—	—	2,376,463
Multi-Utilities	2,042,858	—	—	2,042,858
Oil, Gas & Consumable Fuels	24,306,801	5,356,373	—	29,663,174
Personal Products	1,833,127	—	—	1,833,127
Pharmaceuticals	22,639,286	7,858,202	—	30,497,488
Road & Rail	1,212,830	—	—	1,212,830
Semiconductors & Semiconductor Equipment	5,297,207	—	—	5,297,207
Software	15,405,571	—	—	15,405,571
Specialty Retail	2,173,138	—	—	2,173,138
Technology Hardware, Storage & Peripherals	691,848	3,224,865	—	3,916,713
Tobacco	2,971,253	—	—	2,971,253
Short-Term Securities	20,001,000	—	—	20,001,000

Subtotal	$249,422,558	$31,530,122	$—	$280,952,680

Investments valued at NAV(a)				$6,382,373

Total Investments				$287,335,053

(a)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities

December 31, 2018

BlackRock Equity Dividend V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $6,273,530) (cost — $256,982,319)	$260,951,680
Investments at value — affiliated (cost — $26,383,585)	26,383,373
Foreign currency at value (cost — $1,713)	1,665
Receivables:
Investments sold	57,469
Securities lending income — affiliated	857
Capital shares sold	67,818
Dividends — affiliated	38,545
Dividends — unaffiliated	363,871
From the Manager	5,504
Prepaid expenses	325

Total assets	287,871,107

LIABILITIES
Bank overdraft	9,367
Cash collateral on securities loaned at value	6,381,287
Payables:
Investments purchased	15,599
Capital shares redeemed	15,742
Printing fees	28,802
Distribution fees	53,364
Transfer agent fees	225,684
Board realignment and consolidation	2,860
Investment advisory fees	193,295
Directors’ and Officer’s fees	5,958
Other affiliates	710
Other accrued expenses	29,090

Total liabilities	6,961,758

NET ASSETS	$280,909,349

NET ASSETS CONSIST OF
Paid-in capital	$274,674,630
Accumulated earnings	6,234,719

NET ASSETS	$280,909,349

NET ASSET VALUE
Class I — Based on net assets of $30,654,772 and 3,013,609 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.17

Class III — Based on net assets of $250,254,577 and 24,650,835 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.15

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

BlackRock Equity Dividend V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$287,367
Dividends — unaffiliated	8,271,580
Securities lending income — affiliated — net	8,704
Foreign taxes withheld	(76,017)

Total investment income	8,491,634

EXPENSES
Investment advisory	1,915,442
Distribution — class specific	707,515
Transfer agent — class specific	654,406
Accounting services	59,954
Professional	44,211
Printing	40,908
Directors and Officer	21,328
Custodian	20,860
Transfer agent	5,001
Board realignment and consolidation	3,052
Miscellaneous	7,267

Total expenses	3,479,944
Less:
Fees waived and/or reimbursed by the Manager	(13,052)
Transfer agent fees waived and/or reimbursed — class specific	(654,406)

Total expenses after fees waived and/or reimbursed	2,812,486

Net investment income	5,679,148

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	2,727
Investments — unaffiliated	21,328,525
Foreign currency transactions	(4,327)

21,326,925

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	43
Investments — unaffiliated	(48,853,355)
Foreign currency translations	(563)

(48,853,875)

Net realized and unrealized loss	(27,526,950)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,847,802)

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statements of Changes in Net Assets

	BlackRock Equity Dividend V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,679,148	$4,765,364
Net realized gain	21,326,925	18,274,738
Net change in unrealized appreciation (depreciation)	(48,853,875)	22,925,712

Net increase (decrease) in net assets resulting from operations	(21,847,802)	45,965,814

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(3,195,948)	(2,551,419)
Class III	(25,079,326)	(18,682,486)

Decrease in net assets resulting from distributions to shareholders	(28,275,274)	(21,233,905)

CAPITALSHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,893,147	41,813,020

NET ASSETS(b)
Total increase (decrease) in net assets	(44,229,929)	66,544,929
Beginning of year	325,139,278	258,594,349

End of year	$280,909,349	$325,139,278

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund

	Class I

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.14	$11.15	$10.04	$10.90	$10.78

Net investment income(a)	0.24	0.22	0.21	0.19	0.20
Net realized and unrealized gain (loss)	(1.09)	1.62	1.42	(0.25)	0.80

Net increase (decrease) from investment operations	(0.85)	1.84	1.63	(0.06)	1.00

Distributions(b)
From net investment income	(0.24)	(0.21)	(0.19)	(0.18)	(0.20)
From net realized gain	(0.88)	(0.64)	(0.33)	(0.62)	(0.68)

Total distributions	(1.12)	(0.85)	(0.52)	(0.80)	(0.88)

Net asset value, end of year	$10.17	$12.14	$11.15	$10.04	$10.90

Total Return(c)
Based on net asset value	(7.16)%	16.74%	16.40%	(0.61)%	9.34%

Ratios to Average Net Assets(d)
Total expenses	0.87%	0.89%	0.89%	1.00%	0.99%

Total expenses after fees waived and/or reimbursed	0.66%	0.68%	0.70%	0.79%	0.78%

Net investment income	2.00%	1.82%	1.98%	1.79%	1.81%

Supplemental Data
Net assets, end of year (000)	$30,655	$37,525	$35,256	$30,527	$35,694

Portfolio turnover rate	37%	37%	23%	25%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.12	$11.13	$10.03	$10.89	$10.77

Net investment income(a)	0.21	0.19	0.18	0.17	0.17
Net realized and unrealized gain (loss)	(1.09)	1.62	1.42	(0.25)	0.80

Net increase (decrease) from investment operations	(0.88)	1.81	1.60	(0.08)	0.97

Distributions(b)
From net investment income	(0.21)	(0.18)	(0.17)	(0.16)	(0.17)
From net realized gain	(0.88)	(0.64)	(0.33)	(0.62)	(0.68)

Total distributions	(1.09)	(0.82)	(0.50)	(0.78)	(0.85)

Net asset value, end of year	$10.15	$12.12	$11.13	$10.03	$10.89

Total Return(c)
Based on net asset value	(7.42)%	16.49%	16.06%	(0.82)%	9.07%

Ratios to Average Net Assets(d)
Total expenses	1.12%	1.16%	1.13%	1.16%	1.24%

Total expenses after fees waived and/or reimbursed	0.91%	0.93%	0.95%	1.03%	1.03%

Net investment income	1.75%	1.57%	1.73%	1.59%	1.56%

Supplemental Data
Net assets, end of year (000)	$250,255	$287,615	$223,338	$85,163	$22,619

Portfolio turnover rate	37%	37%	23%	25%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$698,984	$(698,984)	$—
Credit Suisse Securities (USA) LLC	486,340	(486,340)	—
Deutsche Bank Securities Inc.	629,460	(629,460)	—
Fidelity Investments	276,593	(276,593)	—
JP Morgan Securities LLC	2,556,545	(2,556,545)	—
Morgan Stanley & Co. LLC	1,000,350	(1,000,350)	—
State Street Bank & Trust Co.	625,258	(625,258)	—

	$6,273,530	$(6,273,530)	$—

(a)

Cash collateral with a value of $6,381,287 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rate 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the class specific distribution fees borne directly by class III were $707,515.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$74,854	$579,552	$654,406

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31 2018, the amount waived was $13,052.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $4,292 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and III. The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$74,854	$579,552	$654,406

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $3,186 for securities lending agent services.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$662,262
Sales	—
Net Realized Gain (Loss)	—

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $110,845,115 and $132,522,298, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$8,234,625	$7,150,173
Long term capital gains	20,040,649	14,083,732

	$28,275,274	$21,233,905

As of period end, the tax components of accumulated earnings were as follows:

Undistributed long-term capital gains	$3,221,139
Net unrealized gains(a)	3,013,580

$6,234,719

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$284,359,997

Gross unrealized appreciation . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .	$26,550,315
Gross unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .	(23,575,259)

Net unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,975,056

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	328,463	$3,936,049	305,267	$3,599,163
Shares issued in reinvestment of distributions	301,112	3,195,948	211,779	2,551,419
Shares redeemed	(707,195)	(8,566,862)	(588,300)	(6,980,961)

Net decrease	(77,620)	$(1,434,865)	(71,254)	$(830,379)

Class III
Shares sold	2,172,331	$26,271,559	4,790,801	$55,321,887
Shares issued in reinvestment of distributions	2,377,041	25,079,326	1,552,013	18,682,485
Shares redeemed	(3,636,671)	(44,022,873)	(2,671,545)	(31,360,973)

Net increase	912,701	$7,328,012	3,671,269	$42,643,399

Total Net Increase	835,081	$5,893,147	3,600,015	$41,813,020

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(645,417)	$(1,906,002)
Class III	(4,129,646)	(14,552,840)

Undistributed net investment income as of December 31, 2017 was $12,724.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Equity Dividend V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Equity Dividend V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipts

NYRS	New York Registered Shares

GLOSSARY OF TERMS USED IN THIS REPORT	21

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Global Allocation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its Reference Benchmark and outperformed the broad-based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight to Japan and underweight to the United States detracted from performance. In Europe, exposure to financials negatively influenced returns. From a sector perspective, an overweight to and stock selection within energy weighed on returns, as did stock selection within information technology (“IT”), health care, consumer discretionary, materials and real estate. Broadly speaking, an underweight to fixed income negatively impacted returns. Within fixed income, an overweight stance with respect to U.S. duration (and corresponding sensitivity to interest rate changes) weighed on performance, as did exposure to select emerging market government bonds. Exposure to commodity-related securities detracted as well. In terms of currency management, an overweight to the Indian rupee negatively impacted performance.

Within equities, an overweight to India positively impacted returns. From a sector perspective, overweights to health care and IT and underweights to consumer staples, financials and industrials contributed to performance. Stock selection within utilities and industrials was additive. The Fund’s performance also benefited from exposure to cash and cash equivalents. With respect to currency exposure, an underweight to the euro and an overweight to the U.S. dollar contributed to performance.

The Fund uses derivatives, which may include options, futures, swaps, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from its performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation decreased from 62% to 58% of net assets. Within equities, the Fund decreased exposure to Europe, notably the United Kingdom, Germany and France, and increased exposure to Canada and Brazil. From a sector perspective, the Fund decreased exposure to IT, financials, industrials and consumer discretionary, and increased exposure to health care, consumer staples and communication services.

The Fund’s overall allocation to fixed income increased from 30% to 31% of net assets. Within fixed income, the Fund increased exposure to government bonds and corporate credit.

The Fund’s allocation to commodity-related securities decreased from 4% to 2% of net assets.

Reflecting the above changes, the Fund’s holdings of cash and cash equivalents increased from 4% to 9% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was underweight in equities and fixed income, and overweight in commodity-related securities and cash equivalents. Within equities, the Fund was overweight in Asia and underweight in the United States and Europe. Within Asia, the Fund was overweight in Japan, China and India, and underweight in Australia. Within Europe, the Fund was overweight in the Netherlands and underweight in the United Kingdom, Germany and Switzerland. From a sector perspective, the Fund was overweight in communication services, energy and health care, and was underweight in financials, IT, industrials and consumer discretionary. Within fixed income, the Fund was underweight in developed market government bonds and overweight in corporate debt. With respect to currency exposure, the Fund was overweight in the U.S. dollar, Indian rupee and Hong Kong dollar, and underweight in the euro, Australian dollar, Swiss franc and British pound.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Global Allocation V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(c)	This unmanaged capitalization-weighted index is comprised of 2,602 equities from 35 countries in 4 regions, including the United States.
(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(5.92)%	(7.34)%	2.18%	6.15%
Class II(a)	(5.99)	(7.52)	2.02	5.98
Class III(a)	(6.06)	(7.58)	1.94	5.88
FTSE World Index	(8.72)	(8.77)	4.91	10.13
Reference Benchmark	(4.47)	(4.68)	3.87	7.35
U.S. Stocks: S&P 500® Index(c)	(6.85)	(4.38)	8.49	13.12
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(d)	(10.68)	(13.81)	1.08	7.05
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(e)	2.56	1.46	1.42	2.09
Non U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(f)	(0.91)	(1.82)	0.28	1.27

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend. Insurance-related fees and expenses are not reflected in these returns.

(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
(c)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(d)	This unmanaged capitalization-weighted index is comprised of 1,979 equities from 34 countries, excluding the United States.
(e)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
(f)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock Global Allocation V.I. Fund

Expense Example

	Actual				Hypothetical (a)
			Including Dividend Expense and Broker Fees and Expenses on Short Sales	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales		Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Ending Account Value (12/31/18)	Expenses Paid During the Period (c)
Class I	$1,000.00	$940.80	$3.67	$3.62	$1,000.00	$1,021.42	$3.82	$1,021.48	$3.77
Class II	1,000.00	940.10	4.40	4.35	1,000.00	1,020.67	4.58	1,020.72	4.53
Class III	1,000.00	939.40	4.89	4.84	1,000.00	1,020.16	5.09	1,020.21	5.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.75% for Class I, 0.90% for Class II and 1.00% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Class I, 0.89% for Class II and 0.99% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Overall Asset Exposure

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentage
Portfolio Composition	12/31/2018	12/31/2017
U.S. Equities	32%	32%	35%
European Equities	9	15	12
Asia Pacific Equities	14	14	10
Other Equities	3	1	3

Total Equities	58	62	60

U.S Dollar Denominated Fixed Income Securities	29	22	24
U.S. Issuers	27	19	—
Non-U.S. Issuers	2	3	—
Non-U.S Dollar Denominated Fixed Income Securities	2	8	16

Total Fixed Income Securities	31	30	40

Commodity-Related Securities	2	4

Cash & Short-Term Securities	9	4	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Merrill Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018 is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Consolidated Schedule of Investments December 31, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 58.2%

Australia — 0.2%
AGL Energy Ltd.	80,629	$1,170,912
BHP Group Ltd.	10,269	248,213
Coles Group Ltd.(a)	11,952	98,832
Newcrest Mining Ltd.	308,906	4,747,599
Quintis HoldCo Pty. Ltd. (Acquired 10/22/18, cost $5,761,227) (a)(b)(c)(t)	10,892,000	5,830,553
Rio Tinto Ltd.	7,796	431,477
Stockland	135,455	336,036
Telstra Corp. Ltd.	10,439	20,950
Woolworths Group Ltd.	25,287	524,554

		13,409,126

Belgium — 0.2%
Anheuser-Busch InBev SA	319,046	21,018,441

Brazil — 0.7%
Azul SA, ADR(a)(d)	1,184,374	32,795,316
Banco do Brasil SA(a)	49,947	599,119
Banco Santander Brasil SA	14,265	157,161
Hapvida Participacoes e Investimentos SA(a)(e)	1,417,332	11,409,600
Notre Dame Intermedica Participacoes SA(a)	2,525,034	18,945,492
Petrobras Distribuidora SA	15,751	104,444
Suzano Papel e Celulose SA	13,612	133,741
TIM Participacoes SA(a)	31,551	96,466

		64,241,339

Canada — 1.5%
Canadian Natural Resources Ltd.	6,822	164,603
Canadian Pacific Railway Ltd.	1,978	350,975
Enbridge, Inc.	1,312,870	40,784,366
Encana Corp.(d)	1,583,747	9,154,058
Goldcorp, Inc.	3,819	37,401
Husky Energy, Inc.	41,674	430,721
Imperial Oil Ltd.	17,560	444,917
Manulife Financial Corp.	66,259	940,109
Nutrien Ltd.(d)	17,479	820,945
Rogers Communications, Inc., Class B	12,223	626,371
Suncor Energy, Inc.	1,214,878	33,931,510
Teck Resources Ltd., Class B	22,757	489,912
TransCanada Corp.(d)	1,107,986	39,565,131
Wheaton Precious Metals Corp.	145,186	2,834,169

		130,575,188

China — 1.5%
Agile Group Holdings Ltd.	312,000	368,070
Agricultural Bank of China Ltd., Class H	579,000	253,600
Alibaba Group Holding Ltd., ADR(a)	144,808	19,848,833
Angang Steel Co. Ltd., Class H	364,000	251,103
Angel Yeast Co. Ltd., Class A	1,053,512	3,885,367
Anhui Conch Cement Co. Ltd., Class H	84,500	408,623
BAIC Motor Corp. Ltd., Class H(a)(e)	40,000	21,160
Baidu, Inc., ADR(a)	2,600	412,360
Bank of China Ltd., Class H	168,000	72,425
Beijing Capital International Airport Co. Ltd., Class H	4,212,000	4,470,304
Beijing Enterprises Holdings Ltd.	86,000	456,010
China CITIC Bank Corp. Ltd., Class H	687,000	416,794
China Communications Construction Co. Ltd., Class H	22,000	20,742
China Construction Bank Corp., Class H	284,000	232,554
China Mobile Ltd.	104,500	1,011,204
China National Building Material Co. Ltd., Class H	212,000	145,063
China Petroleum & Chemical Corp., Class H	1,658,000	1,181,839
China Resources Beer Holdings Co. Ltd.	84,000	293,680
China Resources Cement Holdings Ltd.	814,000	734,012
China Resources Gas Group Ltd.	84,000	332,856
China Shenhua Energy Co. Ltd., Class H	282,000	615,027

Security	Shares	Value

China (continued)
CITIC Ltd.	500,000	$784,590
CNOOC Ltd.	771,000	1,187,589
Country Garden Holdings Co. Ltd.	190,000	230,718
Country Garden Services Holdings Co. Ltd.(a)	147,321	233,245
Dongfeng Motor Group Co. Ltd., Class H	140,000	127,244
Fosun International Ltd.	473,000	689,324
Guangzhou Automobile Group Co. Ltd., Class H	274,400	273,568
Industrial & Commercial Bank of China Ltd., Class H	1,786,000	1,270,310
Jiangsu Expressway Co. Ltd., Class H	64,000	89,332
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	252,400	3,496,490
Kweichow Moutai Co. Ltd., Class A	146,300	12,632,424
Luzhou Laojiao Co. Ltd., Class A	638,200	3,788,628
Meituan Dianping, Class B(d)	353,916	1,983,587
Momo, Inc., ADR(a)	3,583	85,096
New Oriental Education & Technology Group, Inc., ADR(a)	6,761	370,570
PetroChina Co. Ltd., Class H	136,000	84,388
Ping An Healthcare and Technology Co. Ltd.(a)(d)(e)	2,408,070	8,466,531
Ping An Insurance Group Co. of China Ltd., Class H	12,500	110,275
SINA Corp.(a)	14,102	756,431
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,304,000	570,812
Tencent Holdings Ltd.	1,257,000	50,381,001
Tingyi Cayman Islands Holding Corp.	142,000	190,182
Tsingtao Brewery Co. Ltd., Class H	28,000	113,008
Want Want China Holdings Ltd.	4,399,000	3,077,846
Wuliangye Yibin Co. Ltd., Class A	476,600	3,542,784
Yanzhou Coal Mining Co. Ltd., Class H	232,000	187,372
Yum China Holdings, Inc.	77,498	2,598,508
Zhejiang Expressway Co. Ltd., Class H	308,000	267,203
Zijin Mining Group Co. Ltd., Class H	406,000	153,861

		133,174,543

Czech Republic — 0.0%
CEZ A/S	162,870	3,882,525

Denmark — 0.1%
Carlsberg A/S, Class B	13,547	1,441,118
Danske Bank A/S	21,774	432,267
Novo Nordisk A/S, Class B	135,135	6,206,356

		8,079,741

Finland — 0.0%
Nokia OYJ	144,158	836,855

France — 2.7%
AXA SA	760,547	16,414,057
Cie de Saint-Gobain	25,367	842,096
Cie Generale des Etablissements Michelin SCA	8,041	791,451
Danone SA	974,113	68,658,039
Dassault Aviation SA	10,457	14,497,140
Eiffage SA	76,232	6,373,547
Engie SA	53,392	767,133
EssilorLuxottica SA	201,986	25,144,376
Eutelsat Communications SA	188,320	3,710,122
Kering SA	3,604	1,688,361
L’Oreal SA	4,126	944,130
Publicis Groupe SA	14,516	828,234
Safran SA	305,947	36,693,756
Sanofi	66,211	5,743,800
Societe Generale SA	40,545	1,285,461
Sodexo SA(d)	443,696	45,503,448
TOTAL SA, ADR	14,070	734,173
Unibail-Rodamco-Westfield	81,678	12,639,226

		243,258,550

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 1.3%
adidas AG	807	$168,654
Allianz SE (Registered)	8,324	1,672,752
Bayer AG (Registered)	556,561	38,708,144
Evonik Industries AG	48,511	1,210,891
Fresenius SE & Co. KGaA	894,308	43,225,590
Knorr-Bremse AG(a)	317,212	28,574,096
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,477	322,132
SAP SE	8,485	842,134
Vonovia SE	50,121	2,259,401

		116,983,794

Hong Kong — 0.9%
CK Asset Holdings Ltd.	18,500	135,357
CK Infrastructure Holdings Ltd.	537,500	4,067,641
CLP Holdings Ltd.	425,000	4,802,881
Hang Lung Properties Ltd.	2,381,000	4,525,626
HKT Trust & HKT Ltd.(f)	2,011,000	2,896,907
Hongkong Land Holdings Ltd.	106,400	670,760
I-CABLE Communications Ltd.(a)	379,342	5,694
Jardine Matheson Holdings Ltd.	86,400	6,015,924
Link REIT	447,500	4,536,632
Nine Dragons Paper Holdings Ltd.	69,000	63,739
Power Assets Holdings Ltd.	165,500	1,149,795
Sino Land Co. Ltd.	1,338,000	2,292,369
Sun Hung Kai Properties Ltd.	3,113,583	44,435,890
Swire Pacific Ltd., Class A	288,000	3,040,703
WH Group Ltd.(e)	1,404,500	1,078,722
Wharf Real Estate Investment Co. Ltd.	440,000	2,631,603

		82,350,243

India — 1.2%
Coal India Ltd.	1,027,821	3,543,394
HCL Technologies Ltd.	22,307	308,246
Hero MotoCorp Ltd.	72,985	3,243,117
Hindustan Petroleum Corp. Ltd.	173,877	631,805
Housing Development Finance Corp. Ltd.	1,044,829	29,437,316
Infosys Ltd.	37,055	350,108
JSW Steel Ltd.	30,945	135,838
Maruti Suzuki India Ltd.	100,753	10,765,735
Oil & Natural Gas Corp. Ltd.	1,060,999	2,277,610
Reliance Industries Ltd.	2,947,847	47,310,159
State Bank of India(a)	2,249,243	9,525,648
Tata Consultancy Services Ltd.	15,000	406,723

		107,935,699

Indonesia — 0.0%
Bank Central Asia Tbk. PT	1,819,300	3,290,112

Italy — 0.5%
Enel SpA	3,949,616	22,896,897
Eni SpA	50,864	803,509
RAI Way SpA(e)	1,952,885	9,699,640
Snam SpA	1,667,970	7,302,980
Telecom Italia SpA(a)	14,163,354	7,840,963
Telecom Italia SpA	705,729	338,483
UniCredit SpA	13,450	152,347

		49,034,819

Japan — 7.7%
Aeon Co. Ltd.	8,700	170,051
Ajinomoto Co., Inc.	1,893,000	33,636,892
Alfresa Holdings Corp.	103,500	2,638,176
Alps Electric Co. Ltd.	52,632	1,020,555
Asahi Kasei Corp.	1,010,000	10,366,013
Astellas Pharma, Inc.	1,884,665	24,079,668
Canon Marketing Japan, Inc.	91,500	1,630,798

Security	Shares	Value

Japan (continued)
Daicel Corp.	369,100	$3,789,045
Daikin Industries Ltd.	134,800	14,323,235
Daiwa House Industry Co. Ltd.	7,900	251,998
Denso Corp.	930,020	41,169,835
Dowa Holdings Co. Ltd.	52,600	1,574,360
East Japan Railway Co.	549,451	48,522,097
Eisai Co. Ltd.	10,700	828,392
Exedy Corp.	63,400	1,548,652
Fujitsu Ltd.	5,700	355,316
GS Yuasa Corp.	122,800	2,504,399
Hino Motors Ltd.	172,000	1,619,642
Hitachi Chemical Co. Ltd.	135,500	2,038,425
Hitachi Ltd.	52,600	1,394,439
Hoya Corp.	468,974	28,279,152
Japan Airlines Co. Ltd.	1,407,700	49,890,408
Japan Aviation Electronics Industry Ltd.	176,800	2,034,629
JFE Holdings, Inc.	10,600	168,840
Kajima Corp.	17,200	231,049
Kamigumi Co. Ltd.	89,900	1,839,242
KDDI Corp.	136,500	3,261,657
Keyence Corp.	6,700	3,386,487
Kinden Corp.	360,500	5,836,968
Koito Manufacturing Co. Ltd.	533,600	27,530,317
Kuraray Co. Ltd.	136,200	1,915,590
Kyowa Hakko Kirin Co. Ltd.	17,600	332,571
Kyudenko Corp.	48,900	1,853,212
Mabuchi Motor Co. Ltd.	97,600	2,989,774
Maeda Road Construction Co. Ltd.	92,000	1,905,961
Medipal Holdings Corp.	119,400	2,554,467
Mitsubishi Electric Corp.	3,052,400	33,660,636
Mitsubishi Estate Co. Ltd.	168,900	2,657,390
Mitsubishi Heavy Industries Ltd.	18,900	678,177
Mitsubishi Tanabe Pharma Corp.	5,500	79,396
Mitsubishi UFJ Financial Group, Inc.	38,600	189,435
Mitsui & Co. Ltd.	3,300	50,699
Mitsui Fudosan Co. Ltd.	21,500	477,556
Murata Manufacturing Co. Ltd.	228,228	30,753,683
Nexon Co. Ltd.(a)	6,600	85,203
Nichias Corp.	103,400	1,763,317
Nippo Corp.(d)	85,200	1,630,087
Nippon Telegraph & Telephone Corp.	69,660	2,842,081
Nippon Television Holdings, Inc.	224,900	3,310,922
Nitto Denko Corp.	694,800	34,847,296
NTT Docomo, Inc.	8,100	182,001
Okumura Corp.	109,750	3,197,804
Olympus Corp.	3,800	116,222
Ono Pharmaceutical Co. Ltd.	11,000	224,628
Oracle Corp.	8,400	533,214
Otsuka Holdings Co. Ltd.	5,800	237,013
Panasonic Corp.	61,700	554,277
Rohm Co. Ltd.	269,253	17,185,076
Seino Holdings Co. Ltd.	127,200	1,665,351
Seven & i Holdings Co. Ltd.	46,900	2,038,045
Shimamura Co. Ltd.	19,200	1,470,251
Shin-Etsu Chemical Co. Ltd.	427,834	32,871,698
Shionogi & Co. Ltd.	1,000	57,075
Shiseido Co. Ltd.	12,300	770,324
Sony Corp.	20,000	964,192
Stanley Electric Co. Ltd.	58,500	1,636,512
Subaru Corp.	1,835,864	39,220,252
Sumitomo Chemical Co. Ltd.	135,000	653,766
Suzuken Co. Ltd.	49,300	2,510,486
Suzuki Motor Corp.	884,089	44,568,201
Sysmex Corp.	6,800	322,939

CONSOLIDATED SCHEDULE OF INVESTMENTS	7

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Taisei Corp.	3,300	$141,334
Toagosei Co. Ltd.	285,300	3,144,407
Toda Corp.	459,796	2,865,453
Tokyo Gas Co. Ltd.	1,279,114	32,351,555
Tokyo Steel Manufacturing Co. Ltd.	472,100	3,823,972
Toray Industries, Inc.	2,119,500	14,985,116
Toshiba Corp.(a)	31,900	900,758
Toyota Industries Corp.	500,377	23,042,288
TV Asahi Holdings Corp.	163,600	2,945,522
Ube Industries Ltd.	745,034	15,067,084
Unicharm Corp.	13,700	443,085
Yamato Kogyo Co. Ltd.	69,500	1,624,406

		692,812,497

Macau — 0.0%
Galaxy Entertainment Group Ltd.	40,000	252,666
Sands China Ltd.	10,400	45,355

		298,021

Malaysia — 0.0%
Malaysia Airports Holdings Bhd.	765,900	1,551,458

Mexico — 0.0%
America Movil SAB de CV	540,174	384,548
Cemex SAB de CV(a)	365,750	176,810
Grupo Financiero Banorte SAB de CV, Class O	7,061	34,468

		595,826

Netherlands — 2.3%
ABN AMRO Group NV, CVA(e)	669,321	15,750,365
ASML Holding NV	985	154,310
Koninklijke Ahold Delhaize NV	21,564	544,754
Koninklijke Philips NV	2,101,737	73,685,844
NXP Semiconductors NV(a)	12,263	898,633
Royal Dutch Shell plc, Class A	2,612,877	77,013,297
Royal Dutch Shell plc, Class B	31,058	928,556
Royal Dutch Shell plc, ADR, Class A(d)	578,766	33,724,695

		202,700,454

Norway — 0.0%
Equinor ASA	10,092	214,073

Peru — 0.0%
Southern Copper Corp.	2,236	68,802

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	5,059	146,578
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	56,756	104,940

		251,518

Portugal — 0.1%
Jeronimo Martins SGPS SA	169,406	2,007,547
NOS SGPS SA	1,251,221	7,587,327

		9,594,874

Singapore — 0.6%
CapitaLand Ltd.	17,236,450	39,306,504
ComfortDelGro Corp. Ltd.	1,958,200	3,093,065
Genting Singapore Ltd.	1,154,900	826,699
Singapore Telecommunications Ltd.	1,583,500	3,408,064
United Overseas Bank Ltd.	155,300	2,809,375

		49,443,707

South Africa — 0.0%
Anglo American plc(d)	18,395	411,325
Aspen Pharmacare Holdings Ltd.	26,347	246,548
Kumba Iron Ore Ltd.	1,348	26,510
MTN Group Ltd.	20,215	124,954

Security	Shares	Value

South Africa (continued)
Naspers Ltd., Class N	213	$42,646
Old Mutual Ltd.	297,290	461,914

		1,313,897

South Korea — 0.7%
Coway Co. Ltd.	41,486	2,755,075
Doosan Bobcat, Inc.(a)	281,238	7,962,473
E-MART, Inc.	2,366	386,392
Hana Financial Group, Inc.	20,713	673,645
Industrial Bank of Korea	33,232	418,526
KB Financial Group, Inc.	8,102	337,990
KT&G Corp.	287,987	26,220,237
LG Chem Ltd.(d)	14,168	4,416,434
LG Electronics, Inc.	904	50,690
Lotte Chemical Corp.	130	32,322
NCSoft Corp.	6,948	2,912,396
POSCO	19,030	4,162,465
Samsung Electro-Mechanics Co. Ltd.(a)	250	23,305
Samsung Electronics Co. Ltd.	38,336	1,334,542
Samsung SDS Co. Ltd.	1,464	267,926
Shinhan Financial Group Co. Ltd.	33,538	1,189,127
SK Innovation Co. Ltd.	301	48,315
SK Telecom Co. Ltd.	16,085	3,880,986
S-Oil Corp.	30,950	2,699,642
Woori Bank	28,424	397,478

		60,169,966

Spain — 0.4%
Banco Bilbao Vizcaya Argentaria SA	236,647	1,257,026
Cellnex Telecom SA(d)(e)	1,192,892	30,506,419

		31,763,445

Sweden — 0.0%
Sandvik AB	33,984	486,932
Telefonaktiebolaget LM Ericsson, Class B	104,967	929,164

		1,416,096

Switzerland — 0.9%
Nestle SA (Registered)	989,245	80,289,881
Roche Holding AG	4,666	1,158,376
Swiss Re AG	7,597	698,926

		82,147,183

Taiwan — 0.9%
Cathay Financial Holding Co. Ltd.	2,638,000	4,038,332
Cheng Shin Rubber Industry Co. Ltd.	1,241,323	1,651,147
Chunghwa Telecom Co. Ltd.	5,979,000	21,830,313
Far EasTone Telecommunications Co. Ltd.(a)	3,621,000	8,994,439
Formosa Chemicals & Fibre Corp.	848,000	2,901,044
Formosa Petrochemical Corp.(a)	673,000	2,388,156
Formosa Plastics Corp.	948,000	3,116,069
Fubon Financial Holding Co. Ltd.	3,150,000	4,833,035
Globalwafers Co. Ltd.	12,000	110,010
Hon Hai Precision Industry Co. Ltd.(a)	1,551,960	3,571,738
MediaTek, Inc.	29,000	215,832
Nan Ya Plastics Corp.	1,190,000	2,926,621
Nanya Technology Corp.	240,000	429,796
Taiwan Cooperative Financial Holding Co. Ltd.	1,260	724
Taiwan Mobile Co. Ltd.	2,890,000	10,008,347
Taiwan Semiconductor Manufacturing Co. Ltd.	780,000	5,663,762
Uni-President Enterprises Corp.	1,948,000	4,419,345
Yageo Corp.	20,000	207,157

		77,305,867

Thailand — 0.2%
Advanced Info Service PCL	799,000	4,237,084
Intouch Holdings PCL, Class F	2,181,800	3,199,702

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
PTT Global Chemical PCL	1,830,300	$4,010,362
Siam Cement PCL (The)	269,800	3,614,357
Thai Oil PCL	1,225,700	2,491,075

		17,552,580

Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	11,156	15,167
Turk Hava Yollari AO(a)	103,169	313,111
Turkiye Is Bankasi A/S, Class C	81,630	69,667

		397,945

United Arab Emirates — 0.4%
NMC Health plc	981,513	34,256,024

United Kingdom — 1.6%
Barclays plc	316,146	604,873
Berkeley Group Holdings plc	69,594	3,086,710
Experian plc	11,133	269,885
GlaxoSmithKline plc	77,085	1,469,088
GW Pharmaceuticals plc, ADR(a)	36,528	3,557,462
HSBC Holdings plc	3,975,986	32,800,840
Kingfisher plc	7,803,669	20,518,124
Liberty Global plc, Class A(a)	810,731	17,301,000
Liberty Global plc, Class C(a)	27,493	567,455
National Grid plc	152,644	1,493,366
SSE plc	30,324	418,762
Vodafone Group plc	32,500,668	63,190,727

		145,278,292

United States — 31.6%
Abbott Laboratories	33,139	2,396,944
AbbVie, Inc.	33,533	3,091,407
Accenture plc, Class A	10,921	1,539,970
Adobe, Inc.(a)	9,568	2,164,664
AES Corp.	43,311	626,277
Agilent Technologies, Inc.	8,090	545,751
Air Products & Chemicals, Inc.	388,787	62,225,359
Allergan plc	6,167	824,281
Alliance Data Systems Corp.	2,297	344,734
Ally Financial, Inc.	17,290	391,791
Alphabet, Inc., Class A(a)	1,502	1,569,530
Alphabet, Inc., Class C(a)	130,677	135,330,408
Altria Group, Inc.	985,488	48,673,252
Amazon.com, Inc.(a)	56,968	85,564,227
American Airlines Group, Inc.	13,079	419,967
American International Group, Inc.	3,076	121,225
American Tower Corp.	14,871	2,352,443
Ameriprise Financial, Inc.	14,662	1,530,273
Amgen, Inc.	15,826	3,080,847
Anadarko Petroleum Corp.	842,234	36,923,539
Anthem, Inc.	326,348	85,708,775
Apple, Inc.	826,962	130,444,986
AT&T, Inc.	272,086	7,765,334
Autodesk, Inc.(a)	2,713	348,919
Automatic Data Processing, Inc.	3,666	480,686
Bank of America Corp.	1,372,772	33,825,102
Bank of New York Mellon Corp. (The)	16,137	759,569
Baxter International, Inc.	34,662	2,281,453
Berkshire Hathaway, Inc., Class B(a)	27,697	5,655,173
Biogen, Inc.(a)	72,482	21,811,283
Boeing Co. (The)	9,485	3,058,912
Booking Holdings, Inc.(a)	541	931,829
Bristol-Myers Squibb Co.	31,922	1,659,306
Capital One Financial Corp.	7,404	559,668
Carnival Corp.	2,075	102,297
Caterpillar, Inc.	11,476	1,458,255
Celgene Corp.(a)	6,272	401,972

Security	Shares	Value

United States (continued)
CenterPoint Energy, Inc.	17,534	$494,985
CH Robinson Worldwide, Inc.	31,095	2,614,779
Charles Schwab Corp. (The)(d)	889,469	36,939,648
Charter Communications, Inc., Class A(a)	261,305	74,464,086
Chevron Corp.(d)	18,010	1,959,308
Chubb Ltd.(d)	204,285	26,389,536
Cisco Systems, Inc.	67,226	2,912,903
Citigroup, Inc.	512,311	26,670,911
Cloudera, Inc.(a)	1,544,221	17,079,084
Cognizant Technology Solutions Corp., Class A	17,390	1,103,917
Colgate-Palmolive Co.	903,618	53,783,343
Comcast Corp., Class A(g)	2,966,304	101,002,651
Conagra Brands, Inc.	14,298	305,405
ConocoPhillips	5,195	323,908
Constellation Brands, Inc., Class A	2,559	411,538
Corning, Inc.	36,476	1,101,940
Costco Wholesale Corp.	4,329	881,861
CSX Corp.	34,485	2,142,553
Cummins, Inc.	3,297	440,611
CVS Health Corp.	991,955	64,992,892
DaVita, Inc.(a)	431,016	22,180,083
Dell Technologies, Inc., Class C(a)(d)	2,771	135,435
Delta Air Lines, Inc.	16,862	841,414
Discover Financial Services	12,050	710,709
Dollar General Corp.	7,815	844,645
Dollar Tree, Inc.(a)	429,968	38,834,710
Domo, Inc., Class B(a)	338,616	6,647,032
Domo, Inc., Class B (Acquired 04/01/15-04/12/17, cost $469,893)(a)(b)	186,575	3,662,468
Dover Corp.	299,517	21,250,731
DowDuPont, Inc.	747,408	39,971,380
Dropbox, Inc., Class A(a)(d)	1,315,525	26,876,184
DXC Technology Co.	10,334	549,459
Eaton Corp. plc	18,843	1,293,760
eBay, Inc.(a)	32,762	919,629
Edgewell Personal Care Co.(a)(d)	372,817	13,924,715
Edwards Lifesciences Corp.(a)	3,979	609,463
Eli Lilly & Co.	3,568	412,889
Equity Residential	235,435	15,541,064
Exelon Corp.	23,104	1,041,990
Expedia Group, Inc.	6,789	764,781
Exxon Mobil Corp.	1,215,123	82,859,237
Facebook, Inc., Class A(a)	428,834	56,215,849
Fieldwood Energy, Inc.(a)(c)	86,636	3,292,168
Fifth Third Bancorp	35,313	830,915
FleetCor Technologies, Inc.(a)	209,148	38,842,967
Fortune Brands Home & Security, Inc.	46,274	1,757,949
General Electric Co.	86,401	654,056
General Motors Co.	20,255	677,530
Gilead Sciences, Inc.	668,904	41,839,945
Global Payments, Inc.	17,244	1,778,374
Goldman Sachs Group, Inc. (The)	11,779	1,967,682
Halfmoon Parent, Inc.	3,860	733,169
Hartford Financial Services Group, Inc. (The)	54,479	2,421,592
HCA Healthcare, Inc.	195,351	24,311,432
Helmerich & Payne, Inc.	12,474	598,004
Hewlett Packard Enterprise Co.	61,075	806,801
Home Depot, Inc. (The)	13,033	2,239,330
HP, Inc.	29,010	593,545
Humana, Inc.	2,537	726,800
Huntsman Corp.	22,829	440,371
Illumina, Inc.(a)	3,628	1,088,146
Intel Corp.	77,217	3,623,794
International Business Machines Corp.	15,803	1,796,327
Intuit, Inc.	12,666	2,493,302

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Intuitive Surgical, Inc.(a)	1,263	$604,876
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(a)(b)(c)	333,860	3
Johnson & Johnson	897,176	115,780,563
JPMorgan Chase & Co.	327,142	31,935,602
Kinder Morgan, Inc.	10,738	165,150
KLA-Tencor Corp.	7,957	712,072
Kohl’s Corp.	10,684	708,777
Kroger Co. (The)	28,609	786,747
Las Vegas Sands Corp.	18,383	956,835
Lear Corp.	3,543	435,293
Liberty Broadband Corp., Class A(a)	62,817	4,510,889
Liberty Broadband Corp., Class C(a)	260,865	18,790,106
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	217,656	8,009,741
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	364,715	13,487,160
Lookout, Inc. (Acquired 03/04/15, cost $936,169)(a)(b)(c)	81,954	1,639
Lowe’s Cos., Inc.	53,526	4,943,661
Marathon Petroleum Corp.	474,145	27,979,296
Marsh & McLennan Cos., Inc.(d)	725,753	57,878,802
Masco Corp.	157,330	4,600,329
Mastercard, Inc., Class A	18,623	3,513,229
McDonald’s Corp.	7,643	1,357,167
McKesson Corp.	7,367	813,832
Medtronic plc	34,739	3,159,859
Merck & Co., Inc.	71,080	5,431,223
MetLife, Inc.	31,510	1,293,801
MGM Resorts International(d)	714,549	17,334,959
Micron Technology, Inc.(a)	32,625	1,035,191
Microsoft Corp.	1,275,282	129,530,393
Mondelez International, Inc., Class A	67,856	2,716,276
Morgan Stanley	928,860	36,829,299
Newmont Mining Corp.(d)	753,832	26,120,279
NextEra Energy Partners LP(d)	325,461	14,011,096
NextEra Energy, Inc.	419,509	72,919,054
NIKE, Inc., Class B	9,276	687,723
Norfolk Southern Corp.	6,531	976,646
Northrop Grumman Corp.	1,905	466,534
NRG Energy, Inc.	17,859	707,216
Occidental Petroleum Corp.	15,113	927,636
Omnicom Group, Inc.(d)	45,898	3,361,570
Oracle Corp.	227,710	10,281,106
Packaging Corp. of America	8,294	692,217
Paychex, Inc.	14,944	973,602
PayPal Holdings, Inc.(a)	7,629	641,523
PepsiCo, Inc.	39,164	4,326,839
Pfizer, Inc.	1,780,495	77,718,607
PG&E Corp.(a)	18,133	430,659
Philip Morris International, Inc.	474,406	31,671,345
Phillips 66	24,720	2,129,628
Procter & Gamble Co. (The)	426,285	39,184,117
Prudential Financial, Inc.	7,906	644,734
Pure Storage, Inc., Class A(a)(d)	783,496	12,598,616
PVH Corp.	6,054	562,719
QUALCOMM, Inc.	553,482	31,498,661
Raytheon Co.	117,669	18,044,541
Red Hat, Inc.(a)	4,965	872,053
Reinsurance Group of America, Inc.	7,045	987,920
Rockwell Automation, Inc.	9,358	1,408,192
Ross Stores, Inc.	10,315	858,208
Royal Caribbean Cruises Ltd.	6,579	643,360
Schlumberger Ltd.	213,583	7,706,075
Sempra Energy(d)	176,103	19,052,584
Sprint Corp.(a)	4,037	23,495
St Joe Co. (The)(a)	131,390	1,730,406

Security		Shares	Value

United States (continued)
Starbucks Corp.		469,083	$30,208,945
State Street Corp.		5,738	361,896
Stryker Corp.		19,293	3,024,178
SunTrust Banks, Inc.		529,288	26,697,287
Symantec Corp.		3,221	60,861
Sysco Corp.		8,769	549,466
Target Corp.		9,307	615,100
Tenet Healthcare Corp.(a)		186,990	3,205,009
Thermo Fisher Scientific, Inc.		14,365	3,214,743
Travelers Cos., Inc. (The)		30,751	3,682,432
Union Pacific Corp.		5,679	785,008
United Continental Holdings, Inc.(a)		371,668	31,119,762
United Technologies Corp.		264,696	28,184,830
UnitedHealth Group, Inc.		41,147	10,250,541
US Bancorp		19,827	906,094
Valero Energy Corp.		22,830	1,711,565
VeriSign, Inc.(a)		7,945	1,178,164
Verizon Communications, Inc.		606,991	34,125,034
VF Corp.		3,803	271,306
Visa, Inc., Class A		31,217	4,118,771
Vistra Energy Corp.(a)		188,730	4,320,030
VMware, Inc., Class A(a)		6,555	898,887
Vornado Realty Trust		12,685	786,851
Walgreens Boots Alliance, Inc.		1,769	120,876
Walmart, Inc.		24,880	2,317,572
Walt Disney Co. (The)		9,984	1,094,746
Waste Management, Inc.		4,694	417,719
Wells Fargo & Co.		1,628,658	75,048,561
Western Digital Corp.		634,141	23,444,193
Weyerhaeuser Co.		33,432	730,824
Williams Cos., Inc. (The)(d)		3,245,222	71,557,145
Wyndham Destinations, Inc.		17,042	610,785
Xcel Energy, Inc.		9,486	467,375
Yum! Brands, Inc.		14,451	1,328,336
Zoetis, Inc.		8,789	751,811
Zynga, Inc., Class A(a)		4,748,402	18,661,220

			2,839,577,747

Total Common Stocks — 58.2% (Cost: $5,417,381,989)			5,226,781,247

		Par (000)

Corporate Bonds — 4.7%

Australia — 0.4%
Quintis Australia Pty. Ltd.(c)(e)(h)(t):
7.50% (7.50% Cash or 8.00% PIK), 10/01/26	USD	17,908	17,625,011
12.00% (0.00% Cash or 0.00% PIK), 10/01/28	USD	21,237	21,236,520

			38,861,531

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24	USD	4,114	4,024,091
4.00%, 04/13/28	USD	6,778	6,483,384

			10,507,475

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(a)(e)(i)	USD	7,767	155,734

China — 0.1%
Baidu, Inc., 4.38%, 05/14/24	USD	5,410	5,443,878
China Milk Products Group Ltd., 0.00%, 01/05/12(a)(i)(j)(k)	USD	4,800	48,000

			5,491,878

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France — 0.1%
Danone SA, 2.59%, 11/02/23(e)	USD	7,310	$6,949,544

Germany — 0.1%
Bayer Capital Corp. BV, 5.63%, 11/22/19(e)(j)	EUR	14,600	12,792,031

India — 0.0%
REI Agro Ltd.(a)(c)(i)(j):
5.50%, 11/13/14(e)	USD	6,148	1
5.50%, 11/13/14	USD	2,291	—

			1

Italy — 0.1%
Telecom Italia SpA, 5.30%, 05/30/24(e)	USD	4,066	3,862,700

Japan — 0.3%
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23	USD	21,106	21,477,029
Takeda Pharmaceutical Co. Ltd., 3.80%, 11/26/20(e)	USD	5,065	5,095,555

			26,572,584

Luxembourg — 0.0%
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(e)	USD	1,933	1,990,990

Netherlands — 0.1%
Cooperatieve Rabobank UA, 3.95%, 11/09/22	USD	1,986	1,979,521
ING Groep NV, 4.10%, 10/02/23	USD	9,865	9,859,007

			11,838,528

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(e)(j)	SGD	7,250	5,151,907

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(e)	USD	4,688	4,670,666

Turkey — 0.0%
Bio City Development Co. BV, 8.00%, 07/06/20(a)(c)(e)(i)(j)	USD	21,400	3,317,000

United Kingdom — 0.1%
HSBC Holdings plc, (LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(l)	USD	6,852	6,705,761

United States — 3.1%
Allergan Funding SCS, 3.45%, 03/15/22	USD	6,517	6,413,006
Allergan Sales LLC, 5.00%, 12/15/21(e)	USD	3,225	3,318,200
American Express Co., 3.70%, 08/03/23	USD	14,692	14,734,484
Apple, Inc.:
3.35%, 02/09/27	USD	11,988	11,681,001
3.20%, 05/11/27	USD	11,520	11,117,711
AT&T, Inc., 3.60%, 02/17/23	USD	14,312	14,223,312
AvalonBay Communities, Inc., 3.50%, 11/15/24	USD	1,436	1,427,398
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(l)	USD	2,995	2,941,403
3.30%, 01/11/23	USD	6,864	6,760,073
4.00%, 01/22/25	USD	3,669	3,574,142
Becton Dickinson and Co.:
3.13%, 11/08/21	USD	6,655	6,563,539
2.89%, 06/06/22	USD	5,486	5,313,301
3.36%, 06/06/24	USD	2,924	2,808,435
BP Capital Markets America, Inc., 3.79%, 02/06/24	USD	5,775	5,837,309
Capital One Financial Corp.:
3.20%, 01/30/23	USD	4,939	4,806,245
3.30%, 10/30/24	USD	2,159	2,041,867

Security		Par (000)	Value

United States (continued)
Citigroup, Inc., 2.45%, 01/10/20	USD	6,616	$6,562,871
Comcast Corp.:
3.45%, 10/01/21	USD	5,479	5,534,552
2.75%, 03/01/23	USD	6,879	6,695,142
3.70%, 04/15/24	USD	13,595	13,677,996
CVS Health Corp., 3.70%, 03/09/23	USD	21,094	20,868,191
DowDuPont, Inc., 3.77%, 11/15/20	USD	5,445	5,497,202
eBay, Inc., 2.75%, 01/30/23	USD	3,683	3,540,799
Edgewell Personal Care Co.:
4.70%, 05/19/21	USD	3,352	3,301,720
4.70%, 05/24/22	USD	3,367	3,240,738
Enterprise Products Operating LLC:
3.35%, 03/15/23	USD	3,673	3,622,827
3.90%, 02/15/24	USD	2,154	2,172,253
Gilead Sciences, Inc., 3.25%, 09/01/22	USD	6,868	6,851,855
Goldman Sachs Group, Inc. (The), (LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(l)	USD	6,866	6,591,292
Halfmoon Parent, Inc.(e):
3.40%, 09/17/21	USD	9,310	9,288,824
3.75%, 07/15/23	USD	7,927	7,900,603
Hughes Satellite Systems Corp., 7.63%, 06/15/21	USD	1,213	1,258,488
Northrop Grumman Corp., 2.55%, 10/15/22	USD	6,863	6,641,002
Philip Morris International, Inc.:
2.50%, 11/02/22	USD	1,324	1,272,499
3.60%, 11/15/23	USD	2,753	2,759,314
QUALCOMM, Inc.:
2.60%, 01/30/23	USD	3,457	3,326,751
2.90%, 05/20/24	USD	4,117	3,920,195
Sempra Energy, 2.88%, 10/01/22	USD	1,932	1,863,276
Sherwin-Williams Co. (The), 2.25%, 05/15/20	USD	1,289	1,269,265
Simon Property Group LP, 2.75%, 06/01/23	USD	2,747	2,661,962
Starbucks Corp., 3.10%, 03/01/23	USD	6,881	6,777,460
UnitedHealth Group, Inc.:
3.50%, 06/15/23	USD	6,857	6,916,122
3.50%, 02/15/24	USD	4,175	4,201,721
Verizon Communications, Inc., 3.13%, 03/16/22	USD	7,144	7,096,379
Walgreen Co., 3.10%, 09/15/22	USD	7,007	6,835,340
Wells Fargo & Co., 3.07%, 01/24/23	USD	1,431	1,393,685
Wells Fargo Bank NA, 3.55%, 08/14/23	USD	9,002	8,963,939
Williams Cos., Inc. (The), 3.70%, 01/15/23	USD	3,457	3,372,339

			279,438,028

Total Corporate Bonds — 4.7% (Cost: $464,883,361)			418,306,358

Floating Rate Loan Interests — 0.2%(m)

United States — 0.2%
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.77%, 04/11/23	USD	2,958	2,570,864
Fieldwood Energy LLC, Term Loan, (LIBOR USD 1 Month + 5.25%), 7.77%, 04/11/22	USD	2,191	2,042,140
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 4.26%, 10/25/23	USD	11,442	11,013,301

			15,626,305

Total Floating Rate Loan Interests — 0.2% (Cost: $14,489,682)			15,626,305

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations — 2.8%

Argentina — 0.8%
Republic of Argentina:
3.38%, 01/15/23	EUR	8,170	$7,418,416
6.88%, 01/26/27	USD	28,817	21,900,920
5.88%, 01/11/28	USD	41,668	29,844,705
5.25%, 01/15/28	EUR	1,282	1,053,901
7.82%, 12/31/33	EUR	16,600	15,871,442

			76,089,384

Australia — 0.2%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	29,274	21,332,955

Canada — 0.2%
Canadian Government Bond, 0.75%, 03/01/21	CAD	22,991	16,443,314

Germany — 0.9%
Federal Republic of Germany, 0.50%, 02/15/28	EUR	65,186	76,872,495

Mexico — 0.7%
United Mexican States:
6.50%, 06/10/21	MXN	6,562	31,854,750
8.00%, 12/07/23	MXN	6,274	31,144,439

			62,999,189

Total Foreign Government Obligations — 2.8% (Cost: $277,482,283)			253,737,337

		Shares

Investment Companies — 1.3%
iShares Gold Trust(a)(n)(t)		5,628,395	69,172,974
SPDR Gold Shares(a)(g)(n)		297,007	36,012,099
VanEck Vectors Gold Miners ETF(d)		520,099	10,968,888

Total Investment Companies — 1.3% (Cost: $120,982,118)			116,153,961

Preferred Securities — 2.4%

		Par (000)

Capital Trusts — 1.0%

Netherlands — 0.0%
ING Groep NV, 6.00%(m)(o)	USD	3,377	3,280,418

United Kingdom — 0.4%(m)(o)
HSBC Holdings plc, 6.37%	USD	13,297	12,366,210
Lloyds Bank plc, 13.00%	GBP	7,484	15,313,566

			27,679,776

United States — 0.6%
American Express Co., Series C, 4.90%(m)(o)	USD	4,528	4,335,560
Citigroup, Inc.(m)(o):
Series O, 5.87%	USD	15,431	14,890,915
Series Q, 5.95%	USD	6,252	6,033,180
Goldman Sachs Group, Inc. (The), Series M, 5.38%(m)(o)	USD	7,289	7,043,142
Morgan Stanley, Series H, 5.45%(m)(o)	USD	5,144	5,003,157
NBCUniversal Enterprise, Inc., 5.25%(e)(o)	USD	5,270	5,335,875
Prudential Financial, Inc.(m):
5.63%, 06/15/43	USD	2,604	2,550,175
5.87%, 09/15/42	USD	3,919	3,958,190
USB Capital IX, 3.50%(m)(o)	USD	1,901	1,406,740

			50,556,934

Total Capital Trusts — 1.0% (Cost: $84,674,126)			81,517,128

Security		Shares	Value

Preferred Stocks — 1.0%

Brazil — 0.0%
Braskem SA (Preference), 0.00%		8,921	$109,057
Itau Unibanco Holding SA (Preference), 0.00%		519,866	4,761,717
Petroleo Brasileiro SA (Preference), 0.00%(a)		17,036	99,691

			4,970,465

South Korea — 0.0%
Samsung Electronics Co. Ltd. (Preference), 0.00%(a)		21,974	627,878

United States — 1.0%
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $5,939,231), 0.00%(a)(b)(c)		2,139,107	5,240,812
Grand Rounds, Inc., Series D (Acquired 05/01/18, cost $3,180,966), 0.00%(a)(b)(c)		1,312,469	3,176,175
Lookout, Inc., Series F (Acquired 09/19/14-10/22/14, cost $10,936,522), 0.00%(a)(b)(c)		957,404	5,782,720
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $11,447,321), 0.00%(a)(b)(c)		1,867,426	10,102,775
Uber Technologies, Inc., Series D (Acquired 06/06/14, cost $17,574,548), 0.00%(a)(b)(c)		1,132,888	50,945,973
Wells Fargo & Co., Series L, 7.50%(j)(o)		2,965	3,741,741
Welltower, Inc., Series I, 6.50%(d)(j)(o)		125,874	7,948,943

			86,939,139

Total Preferred Stocks — 1.0% (Cost: $63,624,365)			92,537,482

Trust Preferreds — 0.4%

China — 0.2%
Mandatory Exchangeable Trust, 5.75%, 06/01/19(e)(j)		138,193	21,327,326

United States — 0.2%(m)
Citigroup Capital XIII, 8.89%, 10/30/40		319,725	8,450,332
GMAC Capital Trust I, Series 2, 8.40%, 02/15/40		351,212	8,903,224

			17,353,556

Total Trust Preferreds — 0.4% (Cost: $30,358,349)			38,680,882

Total Preferred Securities — 2.4% (Cost: $178,656,840)			212,735,492

		Par (000)

U.S. Treasury Obligations — 22.6%
U.S. Treasury Inflation Linked Notes, 0.63%, 04/15/23	USD	74,231	72,997,361
U.S. Treasury Notes:
1.50%, 11/30/19(n)	USD	22,253	22,023,120
2.75%, 08/31/23	USD	221,786	224,272,834
2.88%, 09/30/23 - 11/30/25	USD	775,424	788,364,077
2.88%, 10/31/23(p)	USD	614,853	625,084,637
3.00%, 10/31/25(p)	USD	289,851	297,357,176

Total U.S. Treasury Obligations — 22.6% (Cost: $1,987,445,134)			2,030,099,205

Total Long-Term Investments — 92.2% (Cost: $8,461,321,407)			8,273,439,905

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Short-Term Securities — 10.1%

Security		Par (000)	Value

Foreign Government Obligations — 2.0%(q)

Japan — 2.0%
Japan Treasury Bills:
(0.32)%, 01/28/19	JPY	5,673,500	$51,768,636
(0.34)%, 02/04/19	JPY	5,669,100	51,730,247
(0.25)%, 03/04/19	JPY	5,857,950	53,460,067
(0.16)%, 03/25/19	JPY	2,495,950	22,780,312

			179,739,262

Total Foreign Government Obligations — 2.0% (Cost: $175,441,056)			179,739,262

		Shares

Money Market Funds — 2.6%(r)(t)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%	USD	22,471,516	22,471,516
SL Liquidity Series, LLC, Money Market Series, 2.57%(s)		209,527,510	209,506,557

Total Money Market Funds — 2.6% (Cost: $231,985,653)			231,978,073

Time Deposits — 0.0%

Canada — 0.0%
Royal Bank Of Canada, 0.84%, 01/02/19	CAD	322	236,037

Europe — 0.0%
Citibank NA, (0.57)%, 01/02/19	EUR	1,309	1,499,576

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 1.52%, 01/02/19	HKD	107	13,615

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.37%, 01/02/19	GBP	12	15,203

United States — 0.0%
JPMorgan Chase & Co., 2.42%, 01/02/19	USD	39	38,774

Total Time Deposits — 0.0% (Cost: $1,803,205)			1,803,205

		Par (000)

U.S. Treasury Obligations — 5.5%
U.S. Treasury Bills:(q)
2.20%, 01/08/19	USD	108,000	107,959,545
2.23%, 01/03/19	USD	8,000	7,999,500
2.25%, 01/02/19	USD	18,000	18,000,000
2.30%, 01/15/19	USD	178,000	177,853,848
2.32%, 01/22/19	USD	125,250	125,089,958
2.33%, 02/05/19	USD	60,000	59,864,496

Total U.S. Treasury Obligations — 5.5% (Cost: $496,738,136)			496,767,347

Total Short-Term Securities — 10.1% (Cost: $905,968,050)			910,287,887

Total Options Purchased — 0.2% (Cost: $49,554,079)			21,948,987

Total Investments Before Options Written and Investments Sold Short — 102.5% (Cost: $9,416,843,536)			9,205,676,779

Total Options Written — (0.7)% (Premiums Received — $44,813,654)			(69,631,015)

Investments Sold Short — (0.2)%

Security	Shares	Value

Common Stocks — (0.2)%

France — (0.1)%
Pernod Ricard SA	30,757	$(5,047,857)

Japan — (0.1)%
SUMCO Corp.	502,000	(5,590,773)
Yaskawa Electric Corp.	244,800	(5,983,933)

		(11,574,706)
United States — 0.0%
LyondellBasell Industries NV, Class A	37,873	(3,149,519)

Total Common Stocks — (0.2)% (Proceeds: $25,194,044)		(19,772,082)

Total Investments Sold Short — (0.2)% (Proceeds: $25,194,044)		(19,772,082)

Total Investments Net of Options Written and Investments Sold Short — 101.6% (Cost: $9,346,835,838)		9,116,273,682

Liabilities in Excess of Other Assets — (1.6)%		(141,162,241)

Net Assets — 100.0%		$8,975,111,441

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $84,743,118, representing 0.94% of its net assets as of period end, and an original cost of $79,372,879.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security, or a portion of the security, is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(o)	Perpetual security with no stated maturity date.
(p)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(q)	Rates are discount rates or a range of discount rates as of period end.
(r)	Annualized 7-day yield as of period end.
(s)	Security was purchased with the cash collateral from loaned securities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

(t)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and /or related parties of the fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold		Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	10,574,106	11,897,410	(b)	—		22,471,516	$22,471,516	$183,739		$20	$—
SL Liquidity Series, LLC, Money Market Series	235,838,442	—		(26,310,932	)(c)	209,527,510	209,506,557	1,088,546	(d)	24,463	7,113
iShares Gold Trust	2,098,037	3,530,358		—		5,628,395	69,172,974	—		—	(2,635,865)
Quintis Australia Pty. Ltd. 12.00% 10/01/28	—	21,236,520		—		21,236,520	21,236,520	—		—	(2,196,211)
Quintis Australia Pty. Ltd. 7.50% 10/01/26	—	17,907,552		—		17,907,552	17,625,011	—		—	(251,901)
Quintis HoldCo Pty. Ltd.	—	10,892,000		—		10,892,000	5,830,553	—		—	69,326

							$345,843,131	$1,272,285		$24,483	$(5,007,538)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Yen Denominated Nikkei 225 Index	164	03/07/19	14,824	$761,684
EURO STOXX 50 Index	5,362	03/15/19	182,708	5,122,115
NASDAQ 100 E-mini Index	178	03/15/19	22,546	529,817
S&P 500 E-Mini Index	227	03/15/19	28,434	(38,040)
Canada 10 Year Bond	765	03/20/19	76,640	(929,678)

				$5,445,898

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	820,000	USD	7,426	UBS AG	01/04/19	$57
JPY	25,196,807	USD	228,224	UBS AG	01/07/19	1,748
JPY	5,271,036,592	USD	47,468,000	JPMorgan Chase Bank NA	01/25/19	711,335
USD	15,682,692	AUD	22,171,000	JPMorgan Chase Bank NA	01/25/19	59,161
JPY	5,253,071,000	USD	47,033,441	Citibank NA	01/31/19	1,004,443
JPY	8,022,490,000	USD	71,353,200	JPMorgan Chase Bank NA	02/14/19	2,086,054
EUR	20,772,000	USD	23,732,394	Goldman Sachs International	02/15/19	154,796
EUR	20,569,000	USD	23,405,212	Morgan Stanley & Co. International plc	02/28/19	272,510
JPY	3,200,699,453	USD	28,338,000	Morgan Stanley & Co. International plc	03/07/19	1,008,583
EUR	20,243,000	USD	23,024,864	Morgan Stanley & Co. International plc	03/14/19	305,732
SEK	421,527,639	EUR	40,783,000	Goldman Sachs International	03/21/19	824,983

						6,429,402

GBP	32,502,000	USD	42,430,584	JPMorgan Chase Bank NA	01/11/19	(987,165)
EUR	20,625,000	USD	23,701,654	Morgan Stanley & Co. International plc	01/25/19	(24,769)
USD	51,186,127	JPY	5,673,500,000	Morgan Stanley & Co. International plc	01/28/19	(684,170)
NOK	155,980,000	USD	18,819,263	JPMorgan Chase Bank NA	02/01/19	(753,945)
USD	50,680,858	JPY	5,669,100,000	Goldman Sachs International	02/04/19	(1,177,251)
GBP	36,838,000	USD	48,222,592	JPMorgan Chase Bank NA	02/15/19	(1,167,194)
USD	23,883,966	EUR	20,772,000	Morgan Stanley & Co. International plc	02/15/19	(3,224)
GBP	19,207,000	USD	25,144,260	JPMorgan Chase Bank NA	02/21/19	(603,394)
USD	23,606,424	EUR	20,569,000	Deutsche Bank AG	02/28/19	(71,298)
USD	26,050,532	BRL	101,558,000	Deutsche Bank AG	03/01/19	(40,977)
USD	52,565,295	JPY	5,857,950,000	Goldman Sachs International	03/04/19	(1,129,706)
USD	23,212,278	EUR	20,243,000	Morgan Stanley & Co. International plc	03/14/19	(118,319)
ZAR	403,941,000	USD	28,202,918	Bank of America NA	03/14/19	(363,332)
USD	22,680,999	JPY	2,495,950,000	JPMorgan Chase Bank NA	03/25/19	(243,219)

						(7,367,963)

	Net Unrealized Depreciation					$(938,561)

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Chevron Corp.	UBS AG	275,840	01/18/19	USD	125.00	USD	30,009	$9,654
Exxon Mobil Corp.	UBS AG	187,537	01/18/19	USD	95.00	USD	12,788	2,813
Schlumberger Ltd.	UBS AG	271,460	01/18/19	USD	90.00	USD	9,794	1,357
SPDR Gold Shares(a)	JPMorgan Chase Bank NA	146,449	02/15/19	USD	120.00	USD	17,757	418,112
TOPIX Index	Morgan Stanley & Co. International plc	1,994,050	03/08/19	JPY	1,785.00	JPY	2,979,290	15,108
KOSPI 200 Index	Goldman Sachs International	125	03/14/19	USD	302.50	USD	256	22,898
Russell 2000 Index	Bank of America NA	27,781	03/15/19	USD	1,700.00	USD	37,464	7,640
SPDR Gold Shares(a)	Societe Generale SA	261,876	03/15/19	USD	121.00	USD	31,752	831,323
SPDR Gold Shares(a)	Societe Generale SA	274,300	04/18/19	USD	123.00	USD	33,259	836,615
GBP Currency	UBS AG	—	05/15/19	USD	1.32	GBP	145,768	3,447,545
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	148,146	05/17/19	USD	120.00	USD	17,963	629,355
BP plc	UBS AG	886,818	06/21/19	USD	52.00	USD	33,628	75,371
ConocoPhillips Co.	UBS AG	463,986	06/21/19	USD	75.00	USD	28,930	577,663
Occidental Petroleum Corp.	UBS AG	412,376	06/21/19	USD	92.50	USD	25,312	83,077
Royal Dutch Shell plc	UBS AG	506,206	06/21/19	USD	77.00	USD	29,497	81,003
SPDR Gold Shares(a)	Societe Generale SA	261,876	06/21/19	USD	124.00	USD	31,752	1,063,267
Suncor Energy, Inc.	UBS AG	598,975	06/21/19	USD	45.00	USD	16,753	14,974
Facebook, Inc.	UBS AG	286,382	09/20/19	USD	165.00	USD	37,542	1,595,477
TOTAL SA	UBS AG	619,803	09/20/19	USD	70.00	USD	32,341	79,360
TOPIX Banks Index	Bank of America NA	6,922,824	12/13/19	JPY	191.28	JPY	1,015,786	93,669
TOPIX Banks Index	Morgan Stanley & Co. International plc	13,094,289	12/13/19	JPY	191.28	JPY	1,921,325	177,167
Alphabet, Inc.	JPMorgan Chase Bank NA	16,662	01/17/20	USD	1,225.00	USD	17,255	962,698
Anadarko Petroleum Corp.	Credit Suisse International	175,142	01/17/20	USD	67.50	USD	7,678	278,476
BP plc	Nomura International plc	802,900	01/17/20	USD	43.50	USD	30,446	1,254,804
CVS Health Corp.	JPMorgan Chase Bank NA	123,179	01/17/20	USD	78.50	USD	8,071	456,466
Halliburton Co.	Citibank NA	339,940	01/17/20	USD	50.00	USD	9,036	57,790
Johnson & Johnson	Bank of America NA	124,966	01/17/20	USD	155.00	USD	16,127	323,037
JPMorgan Chase & Co.	Citibank NA	123,264	01/17/20	USD	114.50	USD	12,033	410,261
Schlumberger Ltd.	UBS AG	281,709	01/17/20	USD	70.00	USD	10,164	33,805
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	360,617	03/13/20	JPY	4,756.33	JPY	1,314,449	148,633
TOPIX Banks Index	BNP Paribas SA	9,345,369	03/13/20	JPY	194.04	JPY	1,371,246	151,515
TOPIX Banks Index	Morgan Stanley & Co. International plc	8,316,020	04/10/20	JPY	192.04	JPY	1,220,210	155,991
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	291,273	09/11/20	JPY	4,816.24	JPY	1,061,690	153,972
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	291,267	12/11/20	JPY	4,894.87	JPY	1,061,668	153,169
EURO STOXX Bank Index	Barclays Bank plc	162,397	03/19/21	EUR	136.97	EUR	48,904	161,783
EURO STOXX Bank Index	UBS AG	167,445	06/18/21	EUR	134.92	EUR	50,424	171,715

								14,937,563

Put
S&P 500 Index	Barclays Bank plc	3,651	01/18/19	USD	2,350.00	USD	9,153	48,741
S&P 500 Index	Barclays Bank plc	4,413	01/18/19	USD	2,400.00	USD	11,063	88,481
S&P 500 Index	Barclays Bank plc	34,477	01/18/19	USD	2,700.00	USD	86,429	6,633,375
S&P 500 Index	Barclays Bank plc	3,660	01/31/19	USD	2,400.00	USD	9,175	114,192

								6,884,789

								$21,822,352

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	03/04/19	3.00%	USD	292,589	$126,635

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Adobe, Inc.	8	01/18/19	USD	260.00	USD	181	$(372)
Intuit, Inc.	8	01/18/19	USD	220.00	USD	157	(220)
McDonald’s Corp.	44	01/18/19	USD	185.00	USD	781	(3,872)
VeriSign, Inc.	16	01/18/19	USD	170.00	USD	237	(624)
Amazon.com, Inc.	81	02/15/19	USD	1,790.00	USD	12,166	(124,335)
Amazon.com, Inc.	81	02/15/19	USD	1,800.00	USD	12,166	(112,185)
Amazon.com, Inc.	81	02/15/19	USD	1,780.00	USD	12,166	(140,130)

							$(381,738)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Apple, Inc.	Barclays Bank plc	69,668	01/18/19	USD	160.00	USD	10,989	$(294,347)
Microsoft Corp.	Barclays Bank plc	123,473	01/18/19	USD	90.00	USD	12,541	(1,487,850)
United Continental Holdings, Inc.	Deutsche Bank AG	90,361	01/18/19	USD	75.00	USD	7,566	(831,321)
TOPIX Index	Morgan Stanley & Co. International plc	1,994,050	03/08/19	JPY	1,950.00	JPY	2,979,290	(3,639)
KOSPI 200 Index	Goldman Sachs International	125	03/14/19	USD	327.50	USD	256	(1,639)
ConocoPhillips Co.	UBS AG	463,986	06/21/19	USD	85.00	USD	28,930	(106,717)
TOTAL SA	UBS AG	619,803	09/20/19	USD	75.00	USD	32,341	(118,444)
TOPIX Banks Index	Bank of America NA	6,922,824	12/13/19	JPY	221.29	JPY	1,015,786	(26,746)
TOPIX Banks Index	Morgan Stanley & Co. International plc	13,094,289	12/13/19	JPY	221.29	JPY	1,921,325	(50,598)
Alphabet, Inc.	JPMorgan Chase Bank NA	16,662	01/17/20	USD	1,350.00	USD	17,255	(488,068)
Anadarko Petroleum Corp.	Credit Suisse International	175,142	01/17/20	USD	76.00	USD	7,678	(150,277)
Comcast Corp.	Citibank NA	306,484	01/17/20	USD	37.50	USD	10,436	(729,432)
CVS Health Corp.	JPMorgan Chase Bank NA	123,179	01/17/20	USD	87.50	USD	8,071	(183,537)
Facebook, Inc.	UBS AG	669,867	01/17/20	USD	220.00	USD	87,813	(887,574)
Johnson & Johnson	Bank of America NA	124,966	01/17/20	USD	170.00	USD	16,127	(110,595)
JPMorgan Chase & Co.	Citibank NA	123,264	01/17/20	USD	125.50	USD	12,033	(182,454)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	360,617	03/13/20	JPY	5,679.90	JPY	1,314,449	(37,766)
TOPIX Banks Index	BNP Paribas SA	9,345,369	03/13/20	JPY	237.47	JPY	1,371,246	(33,128)
TOPIX Banks Index	Morgan Stanley & Co. International plc	8,316,020	04/10/20	JPY	233.87	JPY	1,220,210	(37,028)

								(5,761,160)

Put
S&P 500 Index	Barclays Bank plc	3,651	01/18/19	USD	2,200.00	USD	9,153	(12,596)
S&P 500 Index	Barclays Bank plc	4,413	01/18/19	USD	2,250.00	USD	11,063	(24,271)
S&P 500 Index	Barclays Bank plc	3,660	01/31/19	USD	2,250.00	USD	9,175	(38,796)
TOPIX Index	Morgan Stanley & Co. International plc	1,994,050	03/08/19	JPY	1,600.00	JPY	2,979,290	(2,283,229)
KOSPI 200 Index	Goldman Sachs International	125	03/14/19	USD	270.00	USD	256	(1,717,209)
S&P 500 Index	Bank of America NA	14,617	03/15/19	USD	2,600.00	USD	36,643	(2,067,575)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	74,073	05/17/19	USD	113.00	USD	8,981	(19,499)
TOPIX Banks Index	Bank of America NA	6,922,824	12/13/19	JPY	156.59	JPY	1,015,786	(1,397,969)
TOPIX Banks Index	Morgan Stanley & Co. International plc	13,094,289	12/13/19	JPY	156.59	JPY	1,921,325	(2,644,011)
Alphabet, Inc.	JPMorgan Chase Bank NA	16,662	01/17/20	USD	860.00	USD	17,255	(755,622)
Anadarko Petroleum Corp.	Credit Suisse International	175,142	01/17/20	USD	46.00	USD	7,678	(1,527,895)
BP plc	Nomura International plc	802,900	01/17/20	USD	28.00	USD	30,446	(863,117)
CVS Health Corp.	JPMorgan Chase Bank NA	123,179	01/17/20	USD	56.00	USD	8,071	(485,785)
Facebook, Inc.	UBS AG	669,867	01/17/20	USD	155.00	USD	87,813	(20,581,664)
Halliburton Co.	Citibank NA	339,940	01/17/20	USD	35.00	USD	9,036	(3,246,427)
Johnson & Johnson	Bank of America NA	124,966	01/17/20	USD	109.00	USD	16,127	(576,091)
JPMorgan Chase & Co.	Citibank NA	123,264	01/17/20	USD	87.25	USD	12,033	(775,954)
Schlumberger Ltd.	UBS AG	281,709	01/17/20	USD	52.50	USD	10,164	(4,943,993)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	360,617	03/13/20	JPY	3,832.77	JPY	1,314,449	(1,768,609)
TOPIX Banks Index	BNP Paribas SA	9,345,369	03/13/20	JPY	155.80	JPY	1,371,246	(2,024,026)
TOPIX Banks Index	Morgan Stanley & Co. International plc	8,316,020	04/10/20	JPY	157.82	JPY	1,220,210	(1,956,302)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	194,182	09/11/20	JPY	3,820.96	JPY	707,793	(1,197,331)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	194,178	12/11/20	JPY	3,786.60	JPY	707,779	(1,155,278)
EURO STOXX Bank Index	Barclays Bank plc	108,265	03/19/21	EUR	110.23	EUR	32,603	(4,424,188)
EURO STOXX Bank Index	UBS AG	110,158	06/18/21	EUR	106.38	EUR	33,173	(4,422,605)

								(60,910,042)

								$(66,671,202)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Nomura International plc	03/04/19	2.70%	USD	292,589	$(2,578,075)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	USD	6,607	$(214,019)	$(428,074)	$214,055

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	2.97%	Semi-Annual	07/20/20	(a)	07/18/25	USD	317,049	$5,433,869	$—	$5,433,869
0.84%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/15/28	EUR	34,348	(633,712)	—	(633,712)
0.84%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/15/28	EUR	37,591	(694,362)	—	(694,362)
3 month LIBOR	Quarterly	3.20%	Semi-Annual	N/A		10/29/28	USD	248,165	10,988,976	—	10,988,976
0.99%	Annual	6 month EURIBOR	Semi-Annual	N/A		10/29/28	EUR	196,586	(4,682,054)	—	(4,682,054)
2.99%	Semi-Annual	3 month LIBOR	Quarterly	07/20/20	(a)	07/18/50	USD	71,247	(1,718,255)	—	(1,718,255)

									$8,694,462	$—	$8,694,462

(a)	Forward Swaps.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
EURO STOXX Banks Net Return Index	EUR	(14,281,341)	BNP Paribas SA	04/30/19	EUR	14,281	$1,520,142	$—	$1,520,142
S&P 500 Index Annual Dividend Future December 2020	USD	2,914,481	Goldman Sachs International	12/18/20	USD	2,914	517,894	—	517,894
Nikkei Dividend Future December 2020	JPY	384,120,000	BNP Paribas SA	04/01/21	JPY	384,120	406,460	—	406,460
Nikkei Dividend Future December 2020	JPY	143,310,000	BNP Paribas SA	04/01/21	JPY	143,310	35,674	—	35,674
Nikkei Dividend Future December 2020	JPY	191,375,000	BNP Paribas SA	04/01/21	JPY	191,375	229,232	—	229,232
S&P 500 Index Annual Dividend Future December 2021	USD	3,726,213	BNP Paribas SA	12/17/21	USD	3,726	640,862	—	640,862
Nikkei Dividend Future December 2021	JPY	144,840,000	BNP Paribas SA	04/01/22	JPY	144,840	25,127	—	25,127
Nikkei Dividend Future December 2021	JPY	199,250,000	BNP Paribas SA	04/01/22	JPY	199,250	162,401	—	162,401
Nikkei Dividend Future December 2021	JPY	389,070,000	BNP Paribas SA	04/01/22	JPY	389,070	371,233	—	371,233
Nikkei Dividend Future December 2021	JPY	198,750,000	BNP Paribas SA	04/01/22	JPY	198,750	166,963	—	166,963

							$4,075,988	$—	$4,075,988

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank NA	02/24/23 - 02/27/23	$(17,068,123)	$(544,715	)(b)	$(17,644,584)	0.2%
	JP Morgan Chase Bank NA	02/08/23	(22,487,970)	845,999	(c)	(21,693,899)	0.3

				$301,284		$(39,338,483)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 18-245 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR USD 1 Month

United States Overnight Bank Funding Rate

(b)	Amount includes $31,746 of net dividends and financing fees.
(c)	Amount includes $51,928 of net dividends and financing fees.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference rate
3 month LIBOR	London Interbank Offered Rate	2.81%
6 month EURIBOR	Euro Interbank Offered Rate	(0.24%)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(428,074)	$16,636,900	$(7,728,383)	$—
OTC Swaps	—	—	4,921,987	(544,715)	—
Options Written	N/A	N/A	16,014,973	(40,832,334)	(69,631,015)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$6,413,616	$—	$—	$—	$6,413,616
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	6,429,402	—	—	6,429,402
Options purchased
Investments at value — unaffiliated(b)	—	—	18,374,807	3,447,545	126,635	—	21,948,987
Swaps — centrally cleared
Net unrealized appreciation(a)	—	214,055	—	—	16,422,845	—	16,636,900
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	4,921,987	—	—	—	4,921,987

	$—	$214,055	$29,710,410	$9,876,947	$16,549,480	$—	$56,350,892

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$38,040	$—	$929,678	$—	$967,718
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	7,367,963	—	—	7,367,963
Options written
Options written, at value	—	—	67,052,940	—	2,578,075	—	69,631,015
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	7,728,383	—	7,728,383
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	544,715	—	—	—	544,715

	$—	$—	$67,635,695	$7,367,963	$11,236,136	$—	$86,239,794

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,357,682)	$—	$—	$—	$(1,357,682)
Forward foreign currency exchange contracts	—	—	—	(13,975,279)	—	—	(13,975,279)
Options purchased(a)	—	—	10,272,037	(10,696,472)	(5,726,882)	—	(6,151,317)
Options written	—	—	11,728,438	4,490,388	(4,657,759)	—	11,561,067
Swaps	—	(1,679,419)	21,568,296	2,860,184	(14,191,105)	—	8,557,956

	$—	$(1,679,419)	$42,211,089	$(17,321,179)	$(24,575,746)	$—	$(1,365,255)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$6,766,587	$—	$(929,678)	$—	$5,836,909
Forward foreign currency exchange contracts	—	—	—	(7,735,636)	—	—	(7,735,636)
Options purchased(b)	—	—	(34,577,381)	(4,078,197)	4,538,590	—	(34,116,988)
Options written	—	—	(29,091,987)	(2,426,159)	(5,124,751)	—	(36,642,897)
Swaps	—	1,498,941	(18,642,390)	—	70,952	—	(17,072,497)

	$—	$1,498,941	$(75,545,171)	$(14,239,992)	$(1,444,887)	$—	$(89,731,109)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,060,306
Average notional value of contracts — short	$220,282,053
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$336,811,782
Average amounts sold — in USD	$537,280,549
Options:
Average value of option contracts purchased	$27,921,728
Average value of option contracts written	$44,397,518
Average notional value of swaption contracts purchased	$1,199,406,863
Average notional value of swaption contracts written	$759,110,351
Credit default swaps:
Average notional value — buy protection	$6,175,952
Interest rate swaps:
Average notional value — pays fixed rate	$467,934,385
Average notional value — receives fixed rate	$491,718,746
Currency swaps:
Average notional value — pays	$47,643,700
Average notional value — receives	$50,793,381
Total return swaps:
Average notional value	$66,127,226

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$192,609	$3,737,779
Forward foreign currency exchange contracts	6,429,402	7,367,963
Options(a)	21,948,987	69,631,015
Swaps — Centrally cleared	1,135,739	—
Swaps — OTC(b)	4,921,987	544,715

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$34,628,724	$81,281,472
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,328,348)	(4,119,517)

Total derivative assets and liabilities subject to an MNA	$33,300,376	$77,161,955

(a)

Includes options purchased at value which is included in Investments at value – unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
Bank of America NA	$424,346	$(424,346)	$—	$—	$—
Barclays Bank plc	7,046,572	(6,282,048)	(764,524)	—	—
BNP Paribas SA	3,709,609	(2,057,154)	—	(1,652,455)	—
Citibank NA	1,472,494	(1,472,494)	—	—	—
Credit Suisse International	278,476	(278,476)	—	—	—
Goldman Sachs International	1,520,571	(1,520,571)	—	—	—
JPMorgan Chase Bank NA	5,121,713	(5,121,713)	—	—	—
JPMorgan Chase Bank NA(g)	418,112	—	—	—	418,112
Morgan Stanley & Co. International plc	2,390,865	(2,390,865)	—	—	—
Morgan Stanley & Co. International plc(g)	629,355	(19,499)	—	(470,000)	139,856
Nomura International plc	1,381,439	(1,381,439)	—	—	—
Societe Generale SA(g)	2,731,205	—	—	(2,390,000)	341,205
UBS AG	6,175,619	(6,175,619)	—	—	—

	$33,300,376	$(27,124,224)	$(764,524)	$(4,512,455)	$899,173

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (d)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (e)(f)
Bank of America NA	$4,542,308	$(424,346)	$(4,117,962)	$—	$—
Barclays Bank plc	6,282,048	(6,282,048)	—	—	—
BNP Paribas SA	2,057,154	(2,057,154)	—	—	—
Citibank NA	5,478,982	(1,472,494)	(4,006,488)	—	—
Credit Suisse International	1,678,172	(278,476)	(1,375,800)	—	23,896
Deutsche Bank AG	943,596	—	(789,107)	—	154,489
Goldman Sachs International	4,025,805	(1,520,571)	(1,301,832)	—	1,203,402
JPMorgan Chase Bank NA	5,667,929	(5,121,713)	—	—	546,216
Morgan Stanley & Co. International plc	11,964,273	(2,390,865)	(9,573,408)	—	—
Morgan Stanley & Co. International plc(g)	19,499	(19,499)	—	—	—
Nomura International plc	3,441,192	(1,381,439)	(1,254,493)	—	805,260
UBS AG	31,060,997	(6,175,619)	(24,543,876)	—	341,502

	$77,161,955	$(27,124,224)	$(46,962,966)	$—	$3,074,765

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
(f)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(g)	Represents derivatives owned by the BlackRock Cayman Global Allocation V.I. Fund I, Ltd., a wholly-owed subsidiary of the Fund. See Note 1.

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$98,832	$7,479,741	$5,830,553	$13,409,126
Belgium	—	21,018,441	—	21,018,441
Brazil	64,241,339	—	—	64,241,339
Canada	130,575,188	—	—	130,575,188
China	24,071,798	109,102,745	—	133,174,543
Czech Republic	—	3,882,525	—	3,882,525
Denmark	—	8,079,741	—	8,079,741
Finland	—	836,855	—	836,855
France	40,375,689	202,882,861	—	243,258,550
Germany	28,574,096	88,409,698	—	116,983,794
Hong Kong	—	82,350,243	—	82,350,243
India	—	107,935,699	—	107,935,699
Indonesia	—	3,290,112	—	3,290,112
Italy	9,699,640	39,335,179	—	49,034,819
Japan	—	692,812,497	—	692,812,497
Macau	—	298,021	—	298,021
Malaysia	—	1,551,458	—	1,551,458
Mexico	595,826	—	—	595,826
Netherlands	34,623,328	168,077,126	—	202,700,454
Norway	—	214,073	—	214,073
Peru	68,802	—	—	68,802
Poland	—	251,518	—	251,518
Portugal	—	9,594,874	—	9,594,874
Singapore	—	49,443,707	—	49,443,707
South Africa	—	1,313,897	—	1,313,897
South Korea	2,755,075	57,414,891	—	60,169,966
Spain	—	31,763,445	—	31,763,445
Sweden	—	1,416,096	—	1,416,096
Switzerland	—	82,147,183	—	82,147,183
Taiwan	—	77,305,867	—	77,305,867
Thailand	—	17,552,580	—	17,552,580
Turkey	—	397,945	—	397,945
United Arab Emirates	—	34,256,024	—	34,256,024
United Kingdom	21,425,917	123,852,375	—	145,278,292
United States	2,832,621,469	3,662,468	3,293,810	2,839,577,747
Corporate Bonds:
Australia	—	—	38,861,531	38,861,531
Belgium	—	10,507,475	—	10,507,475
Chile	—	155,734	—	155,734
China	—	5,491,878	—	5,491,878
France	—	6,949,544	—	6,949,544
Germany	—	12,792,031	—	12,792,031
India	—	—	1	1
Italy	—	3,862,700	—	3,862,700
Japan	—	26,572,584	—	26,572,584
Luxembourg	—	1,990,990	—	1,990,990
Netherlands	—	11,838,528	—	11,838,528
Singapore	—	5,151,907	—	5,151,907
Switzerland	—	4,670,666	—	4,670,666
Turkey	—	—	3,317,000	3,317,000
United Kingdom	—	6,705,761	—	6,705,761
United States	—	279,438,028	—	279,438,028
Floating Rate Loan Interests	—	15,626,305	—	15,626,305
Foreign Government Obligations	—	253,737,337	—	253,737,337
Investment Companies	116,153,961	—	—	116,153,961

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Preferred Securities:
Brazil	$4,970,465	$—	$—	$4,970,465
China	—	21,327,326	—	21,327,326
Netherlands	—	3,280,418	—	3,280,418
South Korea	—	627,878	—	627,878
United Kingdom	—	27,679,776	—	27,679,776
United States	29,044,240	50,556,934	75,248,455	154,849,629
U.S. Treasury Obligations	—	2,030,099,205	—	2,030,099,205
Short-Term Securities:
Foreign Government Obligations	—	179,739,262	—	179,739,262
Money Market Funds	22,471,516	—	—	22,471,516
Time Deposits	—	1,803,205	—	1,803,205
U.S. Treasury Obligations	—	496,767,347	—	496,767,347
Options Purchased:
Equity contracts	—	18,374,807	—	18,374,807
Foreign currency exchange contracts	—	3,447,545	—	3,447,545
Interest rate contracts	—	126,635	—	126,635
Liabilities:
Investment Sold Short
Common Stocks:
France	—	(5,047,857)	—	(5,047,857)
Japan	—	(11,574,706)	—	(11,574,706)
United States	(3,149,519)	—	—	(3,149,519)

Subtotal	$3,359,217,662	$5,490,629,128	$126,551,350	$8,976,398,140

Investments valued at NAV(a)				209,506,557

Total Investments				$9,185,904,697

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$214,055	$—	$214,055
Equity contracts	6,413,616	4,921,987	—	11,335,603
Foreign currency exchange contracts	—	6,429,402	—	6,429,402
Interest rate contracts	—	16,422,845	—	16,422,845
Liabilities:
Equity contracts	(419,778)	(67,215,917)	—	(67,635,695)
Foreign currency exchange contracts	—	(7,367,963)	—	(7,367,963)
Interest rate contracts	(929,678)	(10,306,458)	—	(11,236,136)

	$5,064,160	$(56,902,049)	$—	$(51,837,889)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Out of Level 1 (a)	Transfers Into Level 2 (a)
Assets:
Investments:
Common Stocks:
Czech Republic	$4,441,567	$4,441,567
Hong Kong	10,213,986	10,213,986
India	71,154	71,154
Japan	317,914	317,914
Poland	56,071	56,071
Portugal	10,624,858	10,624,858
South Korea	23,756,634	23,756,634
Taiwan	18,624,022	18,624,022
Thailand	7,689,365	7,689,365
United Arab Emirates	39,994,489	39,994,489
United Kingdom	16,163,464	16,163,464

	$131,953,524	$131,953,524

(a)

External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. See Notes to Consolidated Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Securities	Warrants	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$472,461	$8,403,598	$101,952,816	$29	$110,828,904
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(24,000)	(38,984,160)	—	(39,008,160)
Accrued discounts/premiums	—	(155,945)	—	—	(155,945)
Net realized gain (loss)	—	(46,910,658)	—	—	(46,910,658)
Net change in unrealized appreciation (depreciation)(a)(b)	(3,530,581)	41,640,722	9,098,833	(29)	47,208,945
Purchases	12,182,483	41,439,419	3,180,966	—	56,802,868
Sales	—	(2,214,604)	—	—	(2,214,604)

Closing Balance, as of December 31, 2018	$9,124,363	$42,178,532	$75,248,455	$—	$126,551,350

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018(b)	$(3,530,581)	$(4,458,011)	$9,098,833	$—	$1,110,241

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $3,292,172. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Common Stocks	$5,832,192	Market	Revenue Multiple(a)	3.50x	—
			Time to Exit(a)	0.5 years	—
			Volatility(a)	44%	—
		Income	Discount Rate(b)	15%	—
Corporate Bonds	42,178,531	Income	Discount Rate(b)	15%-38%	17%
Preferred Stocks’(c)	75,248,455	Market	Recent Transactions(a)	—	—
			Revenue Multiple(a)	3.50x-14.25x	7.41x
			Time to Exit(b)	0.5 years	—
			Volatility(b)	44%	—

	$123,259,178

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
(c)

For the year ended December 31, 2018, the valuation technique for investments classified as preferred stocks amounting to $50,945,973 changed to Current Value. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to consolidated financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2018

BlackRock Global Allocation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $205,459,274) (cost — $9,063,221,168)	$8,859,833,648
Investments at value — affiliated (cost — $353,622,368)	345,843,131
Cash	31,298,459
Cash pledged:
Futures contracts	18,916,000
Centrally cleared swaps	12,226,000
Foreign currency at value (cost — $1,193,490)	1,195,877
Receivables:
Investments sold	18,394,966
Securities lending income — affiliated	66,507
Swaps	1,022,303
Capital shares sold	10,043,281
Dividends — affiliated	30,722
Dividends — unaffiliated	9,238,458
Interest — unaffiliated	21,384,348
Variation margin on futures contracts	192,609
Variation margin on centrally cleared swaps	1,135,739
Unrealized appreciation on:
Forward foreign currency exchange contracts	6,429,402
OTC swaps	4,921,987
Prepaid expenses	10,103

Total assets	9,342,183,540

LIABILITIES
Investments sold short, at value (proceeds $25,194,044)	19,772,082
Cash received as collateral for OTC derivatives	6,870,000
Cash collateral on securities loaned at value	209,469,852
Options written at value (premium received $44,813,654)	69,631,015
Payables:
Investments purchased	29,517,035
Capital shares redeemed	5,461,896
Deferred foreign capital gain tax	728,665
Distribution fees	1,485,538
Transfer agent fees	4,780,400
Variation margin on futures contracts	3,737,779
Board realignment and consolidation	270,279
Investment advisory fees	4,862,376
Directors’ and Officer’s fees	35,711
Other affiliates	25,128
Other accrued expenses	2,511,665
Unrealized depreciation on:
Forward foreign currency exchange contracts	7,367,963
OTC swaps	544,715

Total liabilities	367,072,099

NET ASSETS	$8,975,111,441

NET ASSETS CONSIST OF
Paid-in capital	$9,168,250,066
Accumulated loss	(193,138,625)

NET ASSETS	$8,975,111,441

NET ASSET VALUE
Class I — Based on net assets of $2,091,196,784 and 137,678,992 shares outstanding, 400 million shares authorized, $0.10 par value.	$15.19

Class II — Based on net assets of $213,919,086 and 14,129,808 shares outstanding, 200 million shares authorized, $0.10 par value.	$15.14

Class III — Based on net assets of $6,669,995,571 and 514,907,688 shares outstanding, 1.5 billion shares authorized, $0.10 par value.	$12.95

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	25

Consolidated Statement of Operations

Year Ended December 31, 2018

BlackRock Global Allocation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$183,739
Dividends — unaffiliated	137,581,514
Interest — unaffiliated	100,230,307
Securities lending income — affiliated — net	1,088,546
Foreign taxes withheld	(7,508,404)

Total investment income	231,575,702

EXPENSES
Investment advisory	64,073,510
Distribution — class specific	19,558,159
Transfer agent — class specific	18,525,655
Custodian	1,441,462
Professional	746,595
Printing	569,081
Accounting services	561,900
Board realignment and consolidation	276,370
Directors and Officer	127,406
Transfer agent	4,941
Miscellaneous	212,718

Total expenses excluding dividend expense	106,097,797
Dividends expense — unaffiliated	795,187

Total expenses	106,892,984
Less:
Fees waived and/or reimbursed by the Manager	(425,060)
Transfer agent fees waived and/or reimbursed — class specific	(11,392,661)

Total expenses after fees waived and/or reimbursed	95,075,263

Net investment income	136,500,439

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	24,463
Investments — unaffiliated (net of $501,091 foreign capital gain tax)	369,737,006
Capital gain distributions from investment companies — affiliated	20
Forward foreign currency exchange contracts	(13,975,279)
Foreign currency transactions	11,407,034
Futures contracts	(1,357,682)
Options written	11,561,067
Short sales — unaffiliated	4,309,534
Swaps . . . . .	8,557,956

390,264,119

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(5,007,538)
Investments — unaffiliated (net of $394,615 foreign capital gain tax)	(1,215,253,198)
Forward foreign currency exchange contracts	(7,735,636)
Foreign currency translations	(111,161)
Futures contracts	5,836,909
Options written	(36,642,897)
Short sales — unaffiliated	5,421,962
Swaps . . . . .	(17,072,497)

(1,270,564,056)

Net realized and unrealized loss	(880,299,937)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(743,799,498)

See notes to consolidated financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$136,500,439	$126,982,603
Net realized gain	390,264,119	414,074,260
Net change in unrealized appreciation (depreciation)	(1,270,564,056)	831,654,996

Net increase (decrease) in net assets resulting from operations	(743,799,498)	1,372,711,859

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(107,089,999)	(52,222,959)
Class II	(10,743,144)	(5,499,573)
Class III	(383,334,181)	(197,591,823)

Decrease in net assets resulting from distributions to shareholders	(501,167,324)	(255,314,355)

CAPITALSHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(578,134,925)	(795,038,529)

NET ASSETS(b)
Total increase (decrease) in net assets	(1,823,101,747)	322,358,975
Beginning of year	10,798,213,188	10,475,854,213

End of year	$8,975,111,441	$10,798,213,188

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	27

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund

	Class I

	Year Ended December 31,
	2018	2017	2016	2015		2014

Net asset value, beginning of year	$17.26	$15.51	$15.09	$16.26		$17.61

Net investment income(a)	0.26	0.22	0.22	0.22		0.29
Net realized and unrealized gain (loss)	(1.52)	1.92	0.40	(0.35)		0.12

Net increase (decrease) from investment operations	(1.26)	2.14	0.62	(0.13)		0.41

Distributions:(b)
From net investment income	(0.17)	(0.22)	(0.20)	(0.19)		(0.39)
From net realized gain	(0.64)	(0.17)	—	(0.84)		(1.37)
From return of capital	—	—	—	(0.01)		—

Total distributions	(0.81)	(0.39)	(0.20)	(1.04)		(1.76)

Net asset value, end of year	$15.19	$17.26	$15.51	$15.09		$16.26

Total Return(c)
Based on net asset value	(7.34)%	13.86%	4.11%	(0.89)%		2.30%

Ratios to Average Net Assets(d)
Total expenses	0.75%	0.72%	0.74%	0.75%		0.74%

Total expenses after fees waived and/or reimbursed	0.74%	0.72%	0.74%	0.73%		0.72%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.73%	0.70%	0.73%	0.73%		0.72%

Net investment income	1.53%	1.32%	1.47%	1.32%		1.64%

Supplemental Data
Net assets, end of year (000)	$2,091,197	$2,306,034	$2,107,145	$1,994,371		$1,708,903

Portfolio turnover rate	144%	118%	135%	90	%(e)	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Excluding these transactions the portfolio turnover would have been 88%.

See notes to consolidated financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund (continued)
	Class II
	Year Ended December 31,
	2018	2017	2016	2015		2014

Net asset value, beginning of year	$17.21	$15.46	$15.04	$16.21		$17.56

Net investment income(a)	0.23	0.19	0.20	0.19		0.25
Net realized and unrealized gain (loss)	(1.52)	1.93	0.40	(0.35)		0.14

Net increase (decrease) from investment operations	(1.29)	2.12	0.60	(0.16)		0.39

Distributions:(b)
From net investment income	(0.14)	(0.20)	(0.18)	(0.16)		(0.37)
From net realized gain	(0.64)	(0.17)	—	(0.84)		(1.37)
From return of capital	—	—	—	(0.01)		—

Total distributions	(0.78)	(0.37)	(0.18)	(1.01)		(1.74)

Net asset value, end of year	$15.14	$17.21	$15.46	$15.04		$16.21

Total Return(c)
Based on net asset value	(7.52)%	13.74%	3.96%	(1.05)%		2.16%

Ratios to Average Net Assets(d)
Total expenses	1.04%	1.00%	1.02%	1.02%		1.01%

Total expenses after fees waived and/or reimbursed	0.89%	0.87%	0.89%	0.88%		0.88%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.88%	0.85%	0.88%	0.88%		0.87%

Net investment income	1.34%	1.17%	1.33%	1.17%		1.39%

Supplemental Data
Net assets, end of year (000)	$213,919	$258,564	$229,492	$256,964		$260,312

Portfolio turnover rate	144%	118%	135%	90	%(e)	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Excluding these transactions the portfolio turnover would have been 88%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	29

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018	2017	2016	2015		2014

Net asset value, beginning of year	$14.84	$13.37	$13.04	$14.19		$15.58

Net investment income(a)	0.19	0.17	0.16	0.15		0.21
Net realized and unrealized gain (loss)	(1.31)	1.66	0.34	(0.30)		0.12

Net increase (decrease) from investment operations	(1.12)	1.83	0.50	(0.15)		0.33

Distributions:(b)
From net investment income	(0.13)	(0.19)	(0.17)	(0.15)		(0.35)
From net realized gain	(0.64)	(0.17)	—	(0.84)		(1.37)
From return of capital	—	—	—	(0.01)		—

Total distributions	(0.77)	(0.36)	(0.17)	(1.00)		(1.72)

Net asset value, end of year	$12.95	$14.84	$13.37	$13.04		$14.19

Total Return(c)
Based on net asset value	(7.58)%	13.71%	3.81%	(1.14)%		2.08%

Ratios to Average Net Assets(d)
Total expenses	1.14%	1.13%	1.12%	1.12%		1.11%

Total expenses after fees waived and/or reimbursed	0.99%	1.00%	0.99%	0.98%		0.98%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.98%	0.98%	0.98%	0.98%		0.97%

Net investment income	1.28%	1.15%	1.22%	1.07%		1.32%

Supplemental Data
Net assets, end of year (000)	$6,669,996	$8,233,615	$8,139,218	$8,869,288		$9,780,007

Portfolio turnover rate	144%	118%	135%	90	%(e)	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Excluding these transactions the portfolio turnover would have been 88%.

See notes to consolidated financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The portfolios offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $128,137,378, which is 1.4% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (continued)

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed- income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (continued)

collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Citigroup Global Markets Inc.	$15,461,491	$(15,461,491)	$—
Credit Suisse Securities (USA) LLC	43,500,825	(43,500,825)	—
Deutsche Bank Securities Inc.	320,485	(320,485)	—
Goldman Sachs & Co.	3,582,871	(3,582,871)	—
JP Morgan Securities LLC	88,387,709	(88,387,709)	—
Merrill Lynch, Pierce, Fenner & Smith	8,243,881	(8,124,662)	119,219
Morgan Stanley & Co. LLC	24,607,058	(24,607,058)	—
Nomura Securities International Inc.	18,667,251	(18,667,251)	—
State Street Bank & Trust Co.	929,753	(929,753)	—
UBS Securities LLC	1,757,950	(1,757,950)	—

	$205,459,274	$(205,340,055)	$119,219

(a)

Cash collateral with a value of $209,469,852 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of December 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (continued)

cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $6 Billion	0.65%
$6 Billion — $8 Billion	0.61
$8 Billion — $10 Billion	0.59
$10 Billion — $15 Billion	0.57
Greater than $15 Billion	0.55

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fees	0.15%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$366,653	$19,191,506	$19,558,159

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$1,742,824	$520,894	$16,261,937	$18,525,655

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2018, the amount waived was $7,767.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2018, the Fund waived $417,293 in investment advisory fees pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $107,664 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07
Class III	0.07

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements  (continued)

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$152,036	$349,849	$10,890,776	$11,392,661

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
1.25%	1.40%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $245,137 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$3,428,103
Sales	8,896,743
Net Realized Gain	227,062

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$4,626,472,232	$5,708,553,584
U.S. Government Securities	8,744,460,876	8,298,293,914

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference was attributable to the characterization of expenses and income recognized from a wholly owned subsidiary were reclassified to the following accounts:

Paid-in capital	$(12,703,801)
Accumulated loss	$12,703,801

The tax character of distributions paid was as follows:

	12/31/2018	12/31/2017
Ordinary income	$91,433,239	$237,849,708
Long-term capital gains	409,734,085	17,464,647

	$501,167,324	$255,314,355

As of period end, the tax components of accumulated net earning (losses) were as follows:

Undistributed ordinary income	$6,395,417
Undistributed long-term capital gains	87,204,750
Net unrealized losses(a)	(286,738,792)

$(193,138,625)

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains / losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments, investment in a wholly owned subsidiary and dividends recognized for tax purposes.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$9,456,779,853

Gross unrealized appreciation	$509,377,710
Gross unrealized depreciation	(766,199,172)

Net unrealized depreciation	$(256,821,462)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements  (continued)

expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

As of period end, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Diversified Financial Services	27%
Oil, Gas & Consumable Fuels	7
Banks	6
Health Care Providers & Services	5
Other(a)	55

(a)	All other industries held was less than 5% of long-term investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	10,941,451	$185,931,630	8,584,248	$143,679,674
Shares issued in reinvestment of distributions	6,174,089	95,191,192	2,672,740	46,050,926
Shares redeemed	(13,006,417)	(221,542,400)	(13,573,580)	(224,416,668)

Net increase (decrease)	4,109,123	$59,580,422	(2,316,592)	$(34,686,068)

Class II
Shares sold	764,329	$13,069,294	1,384,696	$23,128,223
Shares issued in reinvestment of distributions	698,218	10,743,143	320,419	5,499,573
Shares redeemed	(2,359,206)	(39,963,707)	(1,525,356)	(25,239,075)

Net increase (decrease)	(896,659)	$(16,151,270)	179,759	$3,388,721

Class III
Shares sold	7,408,038	$108,800,864	10,049,191	$144,899,286
Shares issued in reinvestment of distributions	29,081,385	383,334,183	13,347,588	197,591,823
Shares redeemed	(76,302,859)	(1,113,699,124)	(77,304,864)	(1,106,232,291)

Net decrease	(39,813,436)	$(621,564,077)	(53,908,085)	$(763,741,182)

Total Net Decrease	(36,600,972)	$(578,134,925)	(56,044,918)	$(795,038,529)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Consolidated Statement of Assets and Liabilities, Consolidated Statements of Changes in Net Assets and Notes to Consolidated Financial Statements.

Prior year distribution information and distributions in excess of net investment income in the Consolidated Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements  (continued)

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
I	(29,375,286)	(22,847,673)
II	(2,933,651)	(2,565,922)
III	(102,989,429)	(94,602,394)

Distributions in excess of net investment income as of December 31, 2017 was $(47,766,850).

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. and subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt

CDX	Credit Default Swap Index

CVA	Certification Van Aandelon (Dutch Certificate)

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

EURIBOR	Euro Interbank Offered Rate

NASDAQ	National Association of Securities Dealers Automated

OTC	Over-The-Counter

PCL	Public Company Limited

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SPDR	S&P Depository Receipt

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc

➢	BlackRock Government Money Market V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Money Market Overview  For the 12-Month Period Ended December 31, 2018

Noteworthy market conditions during 2018 included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury bill issuance and various geopolitical events including trade-tariffs, the Italian elections, and Brexit uncertainty. 2018 was generally a strong year for cash as an asset class in terms of return and flows, but a volatile year for the overall financial markets.

The FOMC continued on their path to normalize monetary policy by hiking the federal funds rate four times during 2018, bringing the target range to 2.25-2.50%. In the final statement of the year released by the FOMC at their December meeting, the FOMC’s assessments of economic growth, labor market conditions, and inflation were largely unchanged. As was generally expected, the “forward guidance” part of their statement was altered to signifying greater emphasis on a more “data dependent” approach to monetary policy. In another significant change, at the last FOMC meeting of the year, the FOMC’s interest rate forecast was revised to reflect just two hikes in 2019 (as compared with three hikes projected in the prior forecast in September). The outlook included one additional hike for 2020, while the median “longer run” rate forecast came down 0.25% to 2.75%.

In an effort to promote trading in the federal funds market at rates that are comfortably within the target range, the interest on overnight excess reserves rate (“IOER”) was raised just 0.20% to 2.40% at the June 2018 meeting. This move was widely viewed as a “technical adjustment” by the FOMC. As was the case with the technical adjustment in June, the FOMC followed the same action in December when they hiked the IOER by 0.20% and the federal funds range by 0.25%. To conclude the year, the Fed’s Summary of Economic Projections was updated to reflect modest declines in the near-term outlook for economic growth, while the unemployment rate was left unchanged.

U.S. Treasury bill supply during the year was robust, hitting record levels for net new issuance of $384 billion. Furthermore in October, the U.S. Treasury introduced the two-month Treasury bill to the market with a $25 billion initial offering while moving the auctions for four-week and eight-week Treasury bills to Thursdays. This move helped the Treasury to ladder maturing debt. Also of note, government agencies issued floating rate notes indexed to the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities, and is the reference rate eventually expected to replace the London Inter-Bank Offered Rate (“LIBOR”). In addition to the agency notes referenced to SOFR, some large financial institutions also issued certificates of deposit and commercial paper linked to this index, and demand for such obligations was generally strong.

Credit spreads were periodically elevated in 2018 for a multitude of reasons including the surge in Treasury bill issuance, a lack of clarity about repatriation related flows early in the year, and bank balance sheet and funding pressures toward the end of the period. For example, credit spreads as evidenced by the three-month LIBOR and overnight indexed swaps widened out to 0.60% in April. This measure later contracted to around 0.17% by early October, before subsequently rising to a high of 0.43% later in the fourth quarter.

In our view, the FOMC’s interest rate normalization campaign appears closer to winding down, although a few additional interest rate hikes remain possible in 2019, subject to further declines in the unemployment rate, upward pressure on inflation, and an easing in financial conditions. That said, we believe the bar for further action has materially risen. We also surmise that the timing of any additional hikes has become less certain and could occur outside of the quarterly meeting cycle that market participants have generally been accustomed to, given the FOMC’s emphasis on “data-dependence.” The implementation of a press conference after every FOMC meeting reinforces to us this possibility. The net new supply of Treasury bills is expected to contract during the first quarter of 2019 as the U.S. Treasury reduces its cash balance in advance of the expiration of the suspension of the debt ceiling in early March. In the event that Congress does not address the debt ceiling in a timely fashion, we anticipate that extraordinary measures would be used to provide additional borrowing authority until around the third quarter of 2019.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

On November 14, 2017, the Board of Directors of the Company (the “Board”) and, on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the State Farm Money Market Fund (the “Target Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on October 29, 2018.

Fund Information

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market V.I. Fund	2.21%	2.21%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Repurchase Agreements	41%
U.S. Government Sponsored Agency Obligations	38
U.S. Treasury Obligations	18
Other Assets Less Liabilities	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,009.40	$1.52	$1,000.00	$1,023.69	$1.53	0.30%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

FUND SUMMARY	3

Schedule of Investments December 31, 2018	BlackRock Government Money Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Government Sponsored Agency Obligations — 37.8%
Federal Farm Credit Bank Discount Notes(a):
2.17%, 01/04/19	USD	745	$744,867
2.09%, 01/15/19		1,880	1,878,333
2.30%, 02/04/19		735	733,466
2.31%, 02/08/19		175	174,607
2.39%, 03/11/19		885	881,234
2.40%, 03/19/19		885	880,779
2.44%, 04/12/19		215	213,661
2.50%, 06/17/19		730	721,873
2.51%, 06/28/19		505	498,982
2.52%, 07/22/19		640	630,950
2.52%, 07/23/19		1,145	1,128,774
2.52%, 07/29/19		5,630	5,545,483
2.55%, 08/15/19		660	650,056
2.56%, 09/12/19		465	456,437
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.05%), 2.33%, 02/07/20		1,900	1,899,979
(LIBOR USD 1 Month + 0.00%), 2.47%, 06/19/20		1,000	1,000,683
(LIBOR USD 1 Month + 0.00%), 2.51%, 06/26/20		1,000	999,957
(LIBOR USD 1 Month - 0.04%), 2.36%, 09/11/20		510	509,974
(LIBOR USD 1 Month + 0.03%), 2.47%, 12/14/20		1,025	1,024,918
Federal Home Loan Bank Discount Notes(a):
2.15%, 01/04/19		485	484,914
2.29%, 01/09/19		1,785	1,784,096
2.31%, 01/11/19		2,430	2,428,437
2.11%, 01/16/19		4,750	4,745,410
2.21%, 01/23/19		640	639,083
2.30%, 02/05/19		650	648,518
2.31%, 02/06/19		965	962,732
2.32%, 02/11/19		1,975	1,969,682
2.33%, 02/12/19		480	478,662
2.33%, 02/13/19		2,700	2,692,359
2.33%, 02/15/19		1,200	1,196,448
2.35%, 02/20/19		555	553,165
2.40%, 03/20/19		1,250	1,243,714
2.41%, 03/27/19		7,750	7,705,589
2.50%, 06/21/19		1,145	1,131,458
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.09%), 2.42%, 01/25/19		750	750,000
(LIBOR USD 1 Month - 0.13%), 2.38%, 01/28/19		595	595,000
(LIBOR USD 1 Month - 0.13%), 2.22%, 02/01/19		795	795,000
(LIBOR USD 1 Month - 0.12%), 2.39%, 02/25/19		960	960,000
(LIBOR USD 1 Month - 0.12%), 2.39%, 03/25/19		1,800	1,800,000
(LIBOR USD 3 Month - 0.21%), 2.42%, 05/16/19		1,100	1,100,000
(LIBOR USD 3 Month - 0.16%), 2.62%, 06/12/19		420	419,952
(LIBOR USD 1 Month - 0.05%), 2.46%, 06/20/19		225	225,000
(LIBOR USD 3 Month - 0.16%), 2.63%, 06/20/19		1,000	1,000,000
(Secured Overnight Funding Rate + 0.4), 2.50%, 06/21/19		345	345,000
(LIBOR USD 1 Month - 0.05%), 2.46%, 06/24/19		1,355	1,355,000
(LIBOR USD 1 Month - 0.05%), 2.46%, 06/28/19		435	435,000
(LIBOR USD 1 Month - 0.05%), 2.46%, 06/28/19		225	225,000
(LIBOR USD 1 Month - 0.11%), 2.36%, 07/19/19		1,960	1,960,000
(LIBOR USD 1 Month - 0.08%), 2.43%, 08/27/19		1,190	1,190,000
(LIBOR USD 1 Month - 0.09%), 2.30%, 09/09/19		1,565	1,565,000
(LIBOR USD 1 Month - 0.07%), 2.39%, 09/17/19		2,000	2,000,000
(LIBOR USD 1 Month - 0.06%), 2.45%, 09/27/19		1,000	1,000,000
(LIBOR USD 3 Month - 0.14%), 2.66%, 12/19/19		535	535,000
(LIBOR USD 1 Month - 0.06%), 2.44%, 02/24/20		1,085	1,085,000
(LIBOR USD 1 Month - 0.04%), 2.41%, 04/17/20		1,940	1,939,773
(LIBOR USD 3 Month - 0.13%), 2.67%, 12/21/20		1,350	1,350,000
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 1 Month - 0.10%), 2.29%, 08/08/19(b)		1,500	1,499,554

Security	Par (000)		Value

U.S. Government Sponsored Agency Obligations (continued)
Federal National Mortgage Association Discount Notes, 2.24%, 01/09/19(a)	USD	1,325	$1,324,340
Federal National Mortgage Association Notes, 0.88%, 08/02/19		665	658,319

Total U.S. Government Sponsored Agency Obligations — 37.8% (Cost: $75,351,218)			75,351,218

U.S. Treasury Obligations — 18.1%
U.S. Treasury Bills(a):
2.05%, 01/17/19		7,000	6,993,342
2.29%, 01/29/19		895	893,361
2.28%, 02/07/19		1,955	1,950,620
2.31%, 02/21/19		890	887,245
2.42%, 04/04/19		12,600	12,522,531
U.S. Treasury Notes:
1.13%, 01/31/19		50	49,957
1.25%, 01/31/19		50	49,962
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.57%, 01/31/19(b)		3,775	3,775,000
1.50%, 02/28/19		3,000	2,996,376
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.46%, 04/30/20(b)		3,000	2,999,893
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.47%, 10/31/20(b)		3,000	2,994,274

Total U.S. Treasury Obligations — 18.1% (Cost: $36,112,561)			36,112,561

Total Repurchase Agreements — 41.2% (Cost: $82,145,000)			82,145,000

Total Investments — 97.1% (Cost: $193,608,779)(c)			193,608,779

Other Assets Less Liabilities — 2.9%			5,830,684

Net Assets — 100.0%			$199,439,463

(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Government Money Market V.I. Fund

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of Montreal	2.90%		12/31/18	01/02/19	$8,300	$8,300	$8,301,337	U.S. Government Sponsored Agency Obligations, 2.50% to 5.50%, due 08/01/20 to 08/01/48	$46,213,406	$8,549,001
BNP Paribas SA	3.00		12/31/18	01/02/19	14,000	14,000	14,002,333	U.S. Government Sponsored Agency Obligations, 3.00% to 6.00%, due 01/15/29 to 11/20/48	18,996,939	14,280,000
Goldman Sachs & Co. LLC	2.67		12/31/18	01/07/19	4,000	4,000	4,002,077	U.S. Government Sponsored Agency Obligations, 3.50% to 5.00%, due 02/01/24 to 01/01/49	6,644,754	4,120,000
JP Morgan Securities LLC	2.67	(a)	12/31/18	02/06/19	3,500	3,500	3,509,614	U.S. Government Sponsored Agency Obligations, 0.44% to 4.19%, due 06/25/22 to 03/16/53	178,193,996	3,675,000
	2.95		12/31/18	01/02/19	15,000	15,000	15,002,458	U.S. Treasury Obligations, 0.00% to 1.38%, due 02/15/19 to 02/15/42	18,547,985	15,300,000

Total JP Morgan Securities LLC						$18,500				$18,975,000

Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.65		12/31/18	01/07/19	1,500	1,500	1,500,773	U.S. Government Sponsored Agency Obligation, 4.00%, due 08/01/48	1,539,963	1,545,000
	3.00		12/31/18	01/02/19	10,000	10,000	10,001,667	U.S. Government Sponsored Agency Obligation, 4.50%, due 08/20/48	9,690,300	10,200,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$11,500				$11,745,000

Mizuho Securities USA LLC	2.95		12/31/18	01/02/19	10,000	10,000	10,001,639	U.S. Treasury Obligation, 2.63%, due 12/31/23	10,152,500	10,200,095
Societe Generale SA	2.95		12/31/18	01/02/19	14,000	14,000	14,002,295	U.S. Treasury Obligations, 0.00% to 2.00%, due 02/15/22 to 02/15/23	14,396,983	14,280,000
Wells Fargo Securities LLC	2.50		12/26/18	01/02/19	1,845	1,845	1,845,897	U.S. Government Sponsored Agency Obligations, 1.38% to 6.50%, due 02/26/21 to 12/01/48	3,180,505	1,892,458

						$82,145				$84,041,554

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$193,608,779	$—	$193,608,779

(a)	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	5

Statement of Assets and Liabilities

December 31, 2018

BlackRock Government Money Market V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $111,463,779)	$111,463,779
Cash	6,065,586
Repurchase agreements at value (cost — $82,145,000)	82,145,000
Receivables:
Capital shares sold	89,272
Interest — unaffiliated	96,194
From the Manager	13,121
Prepaid expenses	203

Total assets	199,873,155

LIABILITIES
Payables:
Capital shares redeemed	299,526
Printing fees	53,904
Professional fees	21,272
Investment advisory fees	29,576
Board realignment and consideration	13,121
Directors’ and Officer’s fees	5,338
Other affiliates	194
Other accrued expenses	10,761

Total liabilities	433,692

NET ASSETS	$199,439,463

NET ASSETS CONSIST OF
Paid-in capital	$199,424,743
Accumulated earnings	14,720

NET ASSETS	$199,439,463

Class I — Based on net assets of $199,439,463 and 199,438,211 shares outstanding, 3.3 billion shares authorized, $0.10 par value.	$1.00

See notes to financial statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

BlackRock Government Money Market V.I. Fund

INVESTMENT INCOME
Interest — unaffiliated	$2,834,953

Total investment income	2,834,953

EXPENSES
Investment advisory	744,566
Reorganization	118,913
Transfer agent	110,856
Professional	80,385
Printing	39,723
Accounting services	38,935
Directors and Officer	18,154
Board realignment and consolidation	13,121
Custodian	11,877
Registration	2,512
Miscellaneous	6,709

Total expenses	1,185,751
Less:
Fees waived and/or reimbursed by the Manager	(633,155)
Transfer agent fees waived and/or reimbursed	(105,855)

Total expenses after fees waived and/or reimbursed	446,741

Net investment income	2,388,212

REALIZED GAIN
Net realized gain from investments	6,346

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,394,558

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BlackRock Government Money Market V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,388,212	$915,448
Net realized gain	6,346	475

Net increase in net assets resulting from operations	2,394,558	915,923

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(2,388,212)	(915,925)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares	163,742,133	110,014,964
Reinvestments of distributions	2,388,212	916,673
Cost of shares redeemed	(178,847,247)	(126,795,881)
Shares issued in reorganization	76,491,419	—

Net increase (decrease) in net assets derived from capital share transactions	63,774,517	(15,864,244)

NET ASSETS
Total increase (decrease) in net assets	63,780,863	(15,864,246)
Beginning of year	135,658,600	151,522,846

End of year	$199,439,463	$135,658,600

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 9 for this prior year information.

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market V.I. Fund

	Class I

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0160		0.0064		0.0013		0.0000	(a)	0.0000	(a)
Net realized gain (loss)	(0.0001)		0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0159		0.0064		0.0013		0.0001		0.0001

Distributions(b)
From net investment income	(0.0159)		(0.0064)		(0.0013)		(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0159)		(0.0064)		(0.0013)		(0.0001)		(0.0001)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	1.61%		0.65%		0.13%		0.01%		0.01%

Ratios to Average Net Assets
Total expenses	0.80	%(e)	0.72%		0.62%		0.61%		0.61%

Total expenses after fees waived and/or reimbursed	0.30	%(e)	0.30%		0.30%		0.18%		0.17%

Net investment income	1.60%		0.63%		0.13%		0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$199,439		$135,659		$151,523		$152,118		$228,241

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.72% and 0.29%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: The Board of Directors of the Company and the Board of Trustees of State Farm Variable Product Trust and shareholders of the Target Fund approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on October 26, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Government Money Market V.I. Fund’s Share Class	Shares of Government Money Market V.I. Fund
State Farm Money Market Fund	76,492,521	1.00	Class I	76,492,521

The Target Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the reorganization were as follows:

Target Fund	Net Assets	Paid-In Capital	Accumulated Earnings
State Farm Money Market Fund	$76,491,419	$76,491,419	$—

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $124,850,847. The aggregate net assets of the Fund immediately after the acquisition amounted to $201,342,266. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Money Market Fund	$76,881,766	$76,881,766

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and closed on October 29, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $2,749,789

•	Net realized gain on investments: $6,346

•	Net increase in net assets resulting from operations: $2,756,135

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since October 29, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. The Manager reimbursed the Fund $110,686, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on an accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements  (continued)

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.400
$3 Billion — $4 Billion	0.375
$4 Billion — $7 Billion	0.350
$7 Billion — $10 Billion	0.325
$10 Billion — $15 Billion	0.300
Greater than $15 Billion	0.290

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent in the Statement of Operations. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. The Manager may discontinue this waiver and/or reimbursement at any time without notice. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

For the year ended December 31, 2018, the Fund reimbursed the Manager $1,578 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”), to 0.30% of average daily net assets of Class I Shares. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, the Manager waived $509,348 and reimbursed $105,855, which is shown as fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

The Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount reimbursed was $13,121.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(8,227)
Accumulated earnings	8,227

The tax character of distributions paid was as follows:

	12/31/2018	12/31/2017
Ordinary income	$2,388,212	$915,604
Long term capital gains	—	321

	$2,388,212	$915,925

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$14,720

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	163,742,133	$163,742,133	110,014,964	$110,014,964
Shares issued in reinvestment of distributions	2,388,212	2,388,212	916,673	916,673
Shares redeemed	(178,847,247)	(178,847,247)	(126,795,881)	(126,795,881)
Shares issued in reorganization	76,492,521	76,491,419	—	—

Net increase (decrease)	63,775,619	$63,774,517	(15,864,244)	$(15,864,244)

9.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(915,448)	$(477)

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	13

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Government Money Market V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Government Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	15

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock International V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the MSCI All Country World (ACWI) ex-USA Index.

What factors influenced performance?

From a sector perspective, negative stock selection in the consumer staples sector detracted the most from the Fund’s performance during the period, particularly within the tobacco industry. Negative stock selection in the reconstituted communication services sector, specifically interactive home entertainment, also detracted. The largest individual detractors included U.K. tobacco company British American Tobacco PLC, Canadian aerospace manufacturer Bombardier Inc., and Chinese interactive online-game specialist NetEase, Inc. British American in particular performed poorly as investors have become less certain about the long-term value of tobacco businesses more broadly.

By contrast, positive stock selection in the consumer discretionary sector, particularly in consumer electronics, was the primary contributor to the Fund’s relative performance for the period. Positive stock selection in financials, such as banks, also contributed, as did the Fund’s cash allocation. The most significant individual contributor to performance was Japanese consumer discretionary company Sony Corp., which continued to deliver strong fundamental business performance that exceeded expectations. Other notable individual contributors were Brazil’s Itau Unibanco Holding S.A. and India’s ICICI Bank Ltd.

Describe recent portfolio activity.

The largest change to the Fund’s positioning in the period was a decrease in exposure to consumer staples, moving from significantly overweight to modestly underweight as all three tobacco positions were sold during the period. In contrast, the Fund increased its positioning in the materials sector from meaningfully underweight to modestly overweight following the purchase of two new chemicals companies. The Fund’s real estate exposure also increased, moving from meaningfully underweight to meaningfully overweight after the purchase of a data-center focused real estate investment trust and a Japanese real estate developer.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest sector overweight positions were to real estate, materials and utilities. The largest underweight exposures were to industrials, energy and consumer staples. On a regional basis, the largest overweight exposures were to the United States, China and France, while the largest underweight allocations were to Japan, Australia and the United Kingdom.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
France	13%
China	13
Japan	12
Switzerland	7
Spain	7
United States	7
Netherlands	6
United Kingdom	6
Mexico	5
Canada	4
India	3
Italy	3
Germany	3
Russia	3
Thailand	2
Luxembourg	2
Portugal	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	—	(a)

(a)	Representing less than 1% of the Fund’s net assets.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock International V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

(c)	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging countries, excluding the United States.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(17.21)%	(21.82)%	(1.05)%	4.82%
MSCI ACWI ex-USA Index	(10.84)	(14.20)	0 .68	6.57

(a)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$827.90	$4.98	$1,000.00	$1,019.76	$5.50	1.08%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1,2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock International V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.1%

Canada — 4.3%
Suncor Energy, Inc.	127,703	$3,566,742

China — 13.0%
Baidu, Inc., ADR(a)	20,355	3,228,303
Bank of China Ltd., Class H	4,960,000	2,138,268
China Molybdenum Co. Ltd., Class H	4,548,000	1,674,818
Ping An Insurance Group Co. of China Ltd., Class H	413,500	3,647,904

		10,689,293

France — 13.3%
Arkema SA	35,858	3,078,345
AXA SA	139,660	3,014,129
Engie SA	337,058	4,842,828

		10,935,302

Germany — 2.8%
Knorr-Bremse AG(a)	25,616	2,307,460

India — 3.2%
ICICI Bank Ltd.	500,242	2,581,309

Italy — 3.0%
Intesa Sanpaolo SpA	1,087,945	2,422,443

Japan — 11.8%
Mitsui Fudosan Co. Ltd.	110,400	2,452,194
Omron Corp.	79,300	2,874,775
Sony Corp.	53,200	2,564,752
Trend Micro, Inc.	33,900	1,831,805

		9,723,526

Luxembourg — 1.6%
SES SA, FDR	66,966	1,282,139

Mexico — 4.6%
Fomento Economico Mexicano SAB de CV	434,456	3,735,768

Netherlands — 6.1%
ASML Holding NV	7,850	1,229,778
Koninklijke DSM NV	47,068	3,818,427

		5,048,205

Portugal — 1.5%
Banco Comercial Portugues SA, Class R(a)	4,757,929	1,251,477

Russia — 2.6%
Sberbank of Russia PJSC, ADR	196,888	2,156,154

Spain — 7.1%
Banco Bilbao Vizcaya Argentaria SA	545,912	2,899,785
Industria de Diseno Textil SA	114,285	2,917,090

		5,816,875

Switzerland — 7.4%
Cie Financiere Richemont SA (Registered)	27,170	1,752,129
Roche Holding AG	17,466	4,336,089

		6,088,218

Thailand — 2.0%
Sea Ltd., ADR(a)(b)	141,604	1,602,957

United Kingdom — 5.9%
Associated British Foods plc	90,785	2,366,179
Burberry Group plc	114,457	2,513,364

		4,879,543

Security	Shares			Value

United States — 6.9%
BioMarin Pharmaceutical, Inc.(a)		27,015		$2,300,327
Equinix, Inc.		9,617		3,390,570

				5,690,897

Total Common Stocks — 97.1% (Cost: $88,625,254)				79,778,308

Total Long-Term Investments — 97.1% (Cost: $88,625,254)				79,778,308

Short-Term Securities — 3.3%

Money Market Funds — 3.3%(c)(f)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%		2,487,119		2,487,119
SL Liquidity Series, LLC, Money Market Series, 2.57%(d)		239,214		239,190

Total Money Market Funds — 3.3% (Cost: $2,726,309)				2,726,309

	Par (000)

Time Deposits — 0.0%

Canada — 0.0%
Royal Bank Of Canada, 0.84%, 01/02/19	CAD	39		28,644

Norway — 0.0%
Brown Brothers Harriman & Co., 0.24%, 01/02/19	NOK	—	(e)	1

South Africa — 0.0%
Brown Brothers Harriman & Co., 4.84%, 01/02/19	ZAR	—	(e)	—

Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.46)%, 01/03/19	CHF	—	(e)	15

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.37%, 01/02/19	GBP	—	(e)	1

Total Time Deposits — 0.0% (Cost: $28,661)				28,661

Total Short-Term Securities — 3.3% (Cost: $2,754,970)				2,754,970

Total Investments — 100.4% (Cost: $91,380,224)				82,533,278

Liabilities in Excess of Other Assets — (0.4)%				(300,490)

Net Assets — 100.0%				$82,232,788

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Amount is less than $500.

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock International V.I. Fund

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,135,204	(648,085)	2,487,119	$2,487,119	$55,135		$—	$—
SL Liquidity Series, LLC, Money Market Series	6,216,364	(5,977,150)	239,214	239,190	14,652	(b)	(335)	274

				$2,726,309	$69,787		$(335)	$274

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks:
Canada	$3,566,742	$—	$—	$3,566,742
China	3,228,303	7,460,990	—	10,689,293
France	—	10,935,302	—	10,935,302
Germany	2,307,460	—	—	2,307,460
India	—	2,581,309	—	2,581,309
Italy	—	2,422,443	—	2,422,443
Japan	—	9,723,526	—	9,723,526
Luxembourg	—	1,282,139	—	1,282,139
Mexico	3,735,768	—	—	3,735,768
Netherlands	—	5,048,205	—	5,048,205
Portugal	—	1,251,477	—	1,251,477
Russia	—	2,156,154	—	2,156,154
Spain	—	5,816,875	—	5,816,875
Switzerland	—	6,088,218	—	6,088,218
Thailand	1,602,957	—	—	1,602,957
United Kingdom	—	4,879,543	—	4,879,543
United States	5,690,897	—	—	5,690,897
Short-Term Securities:
Money Market Funds	2,487,119	—	—	2,487,119
Time Deposits	—	28,661	—	28,661

Subtotal	$22,619,246	$59,674,842	$—	$82,294,088

Investments valued at NAV(a)				239,190

Total Investments				$82,533,278

(a)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock International V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $235,456) (cost — $88,653,915)	$79,806,969
Investments at value — affiliated (cost — $2,726,309)	2,726,309
Foreign currency at value (cost — $154)	18
Receivables:
Securities lending income — affiliated	268
Capital shares sold	168,374
Dividends — affiliated	7,103
Dividends — unaffiliated	166,163
Prepaid expenses	97

Total assets	82,875,301

LIABILITIES
Bank overdraft	419
Cash collateral on securities loaned at value	241,690
Payables:
Capital shares redeemed	29,507
Deferred foreign capital gain tax	51,486
Printing fees	30,408
Professional fees	79,251
Transfer agent fees	97,926
Board realignment and consolidation	8,811
Investment advisory fees	53,799
Directors’ and Officer’s fees	5,269
Other affiliates	269
Other accrued expenses	43,678

Total liabilities	642,513

NET ASSETS	$82,232,788

NET ASSETS CONSIST OF
Paid-in capital	$93,857,758
Accumulated loss	(11,624,970)

NET ASSETS	$82,232,788

Class I — Based on net assets of $82,232,788 and 8,937,413 shares outstanding, 100 million shares authorized, $0.10 par value.	$9.20

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2018

BlackRock International V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$55,135
Dividends — unaffiliated(a)	2,865,109
Securities lending income — affiliated — net	14,652
Foreign taxes withheld	(252,171)

Total investment income	2,682,725

EXPENSES
Investment advisory	789,770
Transfer agent	224,619
Professional	105,167
Accounting services	45,300
Custodian	44,492
Directors and Officer	18,813
Printing	14,676
Board realignment and consolidation	8,874
Miscellaneous	10,490

Total expenses	1,262,201
Less:
Fees waived and/or reimbursed by the Manager	(2,508)
Transfer agent fees waived and/or reimbursed	(135,519)

Total expenses after fees waived and/or reimbursed	1,124,174

Net investment income	1,558,551

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(335)
Investments — unaffiliated (net of $19 foreign capital gain tax)	38,448
Foreign currency transactions	(27,768)

10,345

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	274
Investments — unaffiliated (net of $74,084 foreign capital gain tax)	(25,215,127)
Foreign currency translations	(4,166)

(25,219,019)

Net realized and unrealized loss	(25,208,674)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,650,123)

(a)	Includes non-recurring dividends in the amount of $330,186.

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	BlackRock International V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,558,551	$1,434,265
Net realized gain	10,345	9,173,925
Net change in unrealized appreciation (depreciation)	(25,219,019)	17,210,656

Net increase (decrease) in net assets resulting from operations	(23,650,123)	27,818,846

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(5,532,493)	—

CAPITAL SHARE TRANSACTIONS
Shares sold	7,398,984	8,733,286
Shares issued in reinvestment of distributions	5,532,493	—
Shares redeemed	(16,948,689)	(17,320,222)

Net decrease in net assets derived from capital share transactions	(4,017,212)	(8,586,936)

NET ASSETS(b)
Total increase (decrease) in net assets	(33,199,828)	19,231,910
Beginning of year	115,432,616	96,200,706

End of year	$82,232,788	$115,432,616

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International V.I. Fund

	Class I

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$12.56		$9.58	$9.71		$10.10	$10.87

Net investment income(a)	0.17	(b)	0.15	0.15		0.14	0.13
Net realized and unrealized gain (loss)	(2.88)		2.83	(0.11)		(0.42)	(0.69)

Net increase (decrease) from investment operations	(2.71)		2.98	0.04		(0.28)	(0.56)

Distributions(c)
From net investment income	(0.32)		—	(0.17)		(0.11)	(0.21)
From net realized gain	(0.33)		—	—		—	—
From return of capital	—		—	(0.00	)(d)	—	—

Total distributions	(0.65)		—	(0.17)		(0.11)	(0.21)

Net asset value, end of year	$9.20		$12.56	$9.58		$9.71	$10.10

Total Return(e)
Based on net asset value	(21.82)%		31.11%	0.39%		(2.76)%	(5.19)%

Ratios to Average Net Assets(f)
Total expenses	1.20%		1.24%	1.15%		1.09%	1.11%

Total expenses after fees waived and/or reimbursed	1.07%		1.11%	1.04%		0.98%	0.99%

Net investment income	1.48	%(b)	1.37%	1.57%		1.35%	1.21%

Supplemental Data
Net assets, end of year (000)	$82,233		$115,433	$96,201		$107,942	$125,144

Portfolio turnover rate	100%		103%	82%		112%	129%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.31%, respectively, resulting from non-recurring dividends.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$235,456	$(235,456)	$—

(a)

Cash collateral with a value of $ 241,690 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the year ended December 31, 2018 the Fund had no distribution fees.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations. For the year ended December 31, 2018, the Fund had no class specific transfer agent fees.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $2,508.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived by the Manager pursuant to this arrangement .

For the year ended December 31, 2018, the Fund reimbursed the Manager $1,202 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to reimburse transfer agent fees in order to limit such expenses at 0.08% of average daily net assets. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific waivers and/or reimbursements were $135,519.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 1.25% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $3,288 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, and excluding short-term securities, were $101,447,471 and $108,911,204, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/2018	12/31/2017
Ordinary income	$2,774,782	$—
Long-term capital gains	2,757,711	—

	$5,532,493	$—

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$51,998
Net unrealized losses(a)	(8,938,009)
Qualified late-year losses(b)	(2,738,959)

$(11,624,970)

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$91,424,028

Gross unrealized appreciation	$1,885,822
Gross unrealized depreciation	(10,776,572)

Net unrealized depreciation	$(8,890,750)

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom (the “UK”) is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

The Fund invest a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	604,450	$7,398,984	766,286	$8,733,286
Shares issued in reinvestment of distributions	570,051	5,532,493	—	—
Shares redeemed	(1,430,661)	(16,948,689)	(1,613,860)	(17,320,222)

Net decrease	(256,160)	$(4,017,212)	(847,574)	$(8,586,936)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Undistributed net investment income as of December 31, 2017 was $1,301,053

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock International V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

CHF	Swiss Franc

GBP	British Pound

NOK	Norwegian Krone

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt

FDR	Fixed Deposit Receipt

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock International Index V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock International Index V.I. Fund

Investment Objective

The investment objective of the BlackRock International Index V.I. Fund (the “Fund”) is to seek to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index” or the “Underlying Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

On November 14, 2017, the Board of Directors of the Company (the “Board”) and, on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the International Equity Index Fund (the “Predecessor Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Predecessor Fund approved the reorganization, which was completed on October 29, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Class I Shares returned (13.70)%. The MSCI EAFE Index and the MSCI EAFE Free Index both returned (13.79)% for the same period. Both the MSCI EAFE Index and the MSCI EAFE Free Index, the benchmark for the Predecessor Fund, are free-float adjusted, market-capitalization weighted indexes designed to measure equity performance of developed markets, excluding the United States and Canada.

Describe the market environment.

In the first quarter of 2018, European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. From a single country standpoint, the United Kingdom detracted the most from the index’s total return. In the Eurozone, Italy contributed the highest amount to the MSCI EAFE Index’s total return out of other Eurozone members, after the Italian elections did not meaningfully impact risk-sentiment.

In Asia-Pacific, Japan contributed the most to the MSCI EAFE Index’s total return (in U.S. dollar terms) during the first quarter. However, this was due to local currency appreciation, as the yen rallied over 6% against the U.S. dollar amid a flurry of safe haven bids, and as the Bank of Japan announced a slight reduction in long-end bond purchasing. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

Throughout the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed market equity markets. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the second quarter. Additionally, a stronger U.S. dollar — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged developed market equity returns in the quarter.

From a sector standpoint, energy shares outperformed, as Brent crude remained in a high trading range throughout the second quarter. Commodities rallied approximately +13% in the quarter, as the U.S. announcement of their departure from the Iran nuclear deal and re-imposition of Iranian sanctions provided an upside surprise. Separately, shares of companies in the financial sector underperformed amid subdued European rates, uncertainty stemming from anti-eurozone populism, and regulatory concerns weighed on sentiment.

From a single country standpoint, Australia contributed the most to the index’s total return over the second quarter of 2018. Shares of the firms in the materials and energy sectors outperformed, as the country was spared from the U.S. steel and aluminum tariffs. The United Kingdom also contributed significantly to the index’s total return over the second quarter, with the energy sector in the lead. From a pure performance perspective, Israeli equities outperformed, as a large jump in shares of an Israeli multinational pharmaceutical company contributed meaningfully to the country’s equity market. Less positively, Japanese equities weighed the most on MSCI EAFE Index’s total return, as cyclicals and export sensitive names were particularly hit by U.S. protectionism headlines.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied 3.7% and added 0.9% to the MSCI EAFE Index’s total return, as a 2.5% depreciation in the yen helped export names. Switzerland provided the second largest boost to the MSCI EAFE Index, as the country rallied 6.2% and contributed +0.5% to the index’s total return. The impressive price action was the result of strength in Swiss biotech names. Elsewhere, the United Kingdom retracted the most from the MSCI EAFE Index’s total return in the third quarter, declining 1.7%, equating to a loss of 0.3% for the index. Continued Brexit uncertainty weighed on the market, influencing a -1.5% decline in sterling. Italy also weighed on the overall MSCI EAFE complex, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. The Western European region fell 12.8% and contributed to 63% of the MSCI EAFE Index’s quarterly decline. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the region.

In Asia-Pacific, Japan fell -14.3% in the fourth quarter of 2018. A roughly +3.5% jump in the yen against the dollar weighed on the export-orientated equity market broadly. Elsewhere, Australian equities fell -9.7% as the slowdown in China weighed on the country’s domestic growth prospects.

From a sector perspective, financials (-19.64%) had the most negative return in the MSCI EAFE Index in 2018. Decreases were seen across almost all sectors for the year (with the exception of utilities, which returned 1.60%), with notable detraction in materials (-17.17%) and consumer discretionary (-16.21%).

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the Underlying Index.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock International Index V.I. Fund

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Underlying Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

Under normal circumstances, the Fund invests at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index.

(c)

Both the MSCI EAFE Index and the MSCI EAFE Free Index are free-float adjusted, market-capitalization weighted indexes designed to measure equity performance of developed markets, excluding the United States and Canada.

(d)

The MSCI EAFE Index has replaced the MSCI EAFE Free Index, which was the Predecessor Fund’s benchmark, as the Fund’s benchmark. During the 10-year period ending December 31, 2018, the total return and performance for the MSCI EAFE Index and the MSCI EAFE Free Index are identical.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(11.21)%	(13.70)%	0.32%	5.70%
MSCI EAFE Index	(11.35)	(13.79)	0.53	6.32

(a)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$887.90	$1.19	$1,000.00	$1,023.95	$1.28	0.25%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock International Index V.I. Fund

Portfolio Information

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	24%
United Kingdom	14
France	11
Switzerland	9
Germany	9
Australia	8
Netherlands	5
Hong Kong	3
Spain	3
Sweden	2
Italy	2
Denmark	2
Singapore	1
Finland	1
Other(a)	5
Short-Term Securities	—	(b)
Other Assets Less Liabilities	1

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.
(b)	Representing less than 1% of the Fund’s net assets.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Australia — 7.6%
AGL Energy Ltd.	8,720	$126,634
Alumina Ltd.	32,547	52,720
Amcor Ltd.	15,433	144,105
AMP Ltd.	38,804	66,986
APA Group(a)	15,688	93,973
Aristocrat Leisure Ltd.	8,116	124,936
ASX Ltd.	2,574	108,764
Aurizon Holdings Ltd.	26,460	79,830
AusNet Services	24,028	26,333
Australia & New Zealand Banking Group Ltd.	38,689	668,495
Bank of Queensland Ltd.	5,283	36,110
Bendigo & Adelaide Bank Ltd.	6,467	49,136
BHP Group Ltd.	39,702	959,640
BHP Group plc	28,567	603,650
BlueScope Steel Ltd.	7,315	56,429
Boral Ltd.	15,587	54,243
Brambles Ltd.	22,411	160,343
Caltex Australia Ltd.	3,468	62,221
Challenger Ltd.	7,310	48,872
CIMIC Group Ltd.	1,293	39,540
Coca-Cola Amatil Ltd.	6,738	38,862
Cochlear Ltd.	765	93,734
Coles Group Ltd.(b)	15,349	126,922
Commonwealth Bank of Australia	23,803	1,214,136
Computershare Ltd.	6,136	74,364
Crown Resorts Ltd.	5,035	42,079
CSL Ltd.	6,119	799,251
Dexus	13,525	101,229
Domino’s Pizza Enterprises Ltd.	795	22,774
Flight Centre Travel Group Ltd.	739	22,349
Fortescue Metals Group Ltd.	20,700	61,040
Goodman Group	21,548	161,413
GPT Group (The)	23,998	90,305
Harvey Norman Holdings Ltd.	7,026	15,639
Incitec Pivot Ltd.	22,086	51,052
Insurance Australia Group Ltd.	30,864	152,228
LendLease Group(a)	7,681	62,924
Macquarie Group Ltd.	4,407	337,559
Medibank Pvt Ltd.	36,617	66,291
Mirvac Group	49,339	77,922
National Australia Bank Ltd.	36,830	624,981
Newcrest Mining Ltd.	10,261	157,702
Oil Search Ltd.	18,232	91,835
Orica Ltd.	5,028	61,113
Origin Energy Ltd.(b)	23,388	106,687
QBE Insurance Group Ltd.	18,031	128,392
Ramsay Health Care Ltd.	1,881	76,512
REA Group Ltd.	701	36,573
Rio Tinto Ltd.	5,008	277,173
Rio Tinto plc	15,810	757,179
Santos Ltd.	23,541	90,789
Scentre Group	70,831	194,726
SEEK Ltd.	4,434	52,898
Sonic Healthcare Ltd.	5,363	83,663
South32 Ltd.	68,187	162,204
Stockland	32,369	80,301
Suncorp Group Ltd.	18,213	162,091
Sydney Airport(a)	14,680	69,610
Tabcorp Holdings Ltd.	25,426	76,869
Telstra Corp. Ltd.	55,346	111,072
TPG Telecom Ltd.	4,934	22,381
Transurban Group(a)	35,985	295,348

Security	Shares	Value

Australia (continued)
Treasury Wine Estates Ltd.	9,555	$99,638
Vicinity Centres	43,755	80,176
Washington H Soul Pattinson & Co. Ltd.	1,455	25,516
Wesfarmers Ltd.	15,349	348,709
Westpac Banking Corp.	46,304	818,187
Woodside Petroleum Ltd.	12,801	281,973
Woolworths Group Ltd.	17,947	372,293
WorleyParsons Ltd.	4,337	34,834

		12,956,458

Austria — 0.2%
ANDRITZ AG	968	44,457
Erste Group Bank AG(b)	4,000	132,630
OMV AG	1,958	85,512
Raiffeisen Bank International AG	1,968	50,217
Verbund AG	920	39,387
voestalpine AG	1,524	45,452

		397,655

Belgium — 0.9%
Ageas	2,429	109,343
Anheuser-Busch InBev SA	10,306	678,949
Colruyt SA	799	56,986
Groupe Bruxelles Lambert SA	1,073	93,504
KBC Group NV	3,339	214,828
Proximus SADP	2,022	54,713
Solvay SA	1,058	105,802
Telenet Group Holding NV	704	32,745
UCB SA	1,681	137,298
Umicore SA	2,958	118,039

		1,602,207

Chile — 0.0%
Antofagasta plc	5,243	52,438

China — 0.2%
BeiGene Ltd., ADR(b)	441	61,855
BOC Hong Kong Holdings Ltd.	49,000	181,874
Minth Group Ltd.	10,000	32,270
Yangzijiang Shipbuilding Holdings Ltd.	31,700	29,127

		305,126

Colombia — 0.0%
Millicom International Cellular SA, SDR	879	55,619

Denmark — 1.7%
AP Moller — Maersk A/S, Class A	50	59,323
AP Moller — Maersk A/S, Class B	87	109,440
Carlsberg A/S, Class B	1,422	151,271
Chr Hansen Holding A/S	1,315	116,728
Coloplast A/S, Class B	1,580	146,965
Danske Bank A/S	9,895	196,440
DSV A/S	2,608	172,239
Genmab A/S(b)	817	134,332
H Lundbeck A/S	927	40,800
ISS A/S	2,222	62,209
Novo Nordisk A/S, Class B	24,576	1,128,704
Novozymes A/S, Class B	2,911	130,070
Orsted A/S(c)	2,664	178,269
Pandora A/S	1,463	59,727
Tryg A/S	1,607	40,530
Vestas Wind Systems A/S	2,598	196,665
William Demant Holding A/S(b)	1,342	38,209

		2,961,921

Finland — 1.2%
Elisa OYJ	1,891	78,324
Fortum OYJ	5,906	129,279

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Kone OYJ, Class B	4,692	$224,003
Metso OYJ	1,399	36,755
Neste OYJ	1,705	132,005
Nokia OYJ	76,654	444,986
Nokian Renkaat OYJ	1,554	47,729
Nordea Bank AB	41,280	347,503
Orion OYJ, Class B	1,385	48,183
Sampo OYJ, Class A	5,893	261,176
Stora Enso OYJ, Class R	7,327	84,947
UPM-Kymmene OYJ	7,343	185,879
Wartsila OYJ Abp	5,901	94,197

		2,114,966

France — 10.7%
Accor SA	2,501	106,353
Aeroports de Paris	395	74,903
Air Liquide SA	5,799	720,095
Airbus SE	7,875	750,801
Alstom SA(b)	2,068	83,536
Amundi SA(c)	804	42,508
Arkema SA	915	78,551
Atos SE	1,264	103,567
AXA SA	26,251	566,547
BioMerieux	551	36,344
BNP Paribas SA	15,203	686,579
Bollore SA	11,639	46,664
Bouygues SA	2,914	104,638
Bureau Veritas SA	3,526	71,851
Capgemini SE	2,208	219,619
Carrefour SA	7,725	131,996
Casino Guichard Perrachon SA	735	30,608
Cie de Saint-Gobain	6,850	227,396
Cie Generale des Etablissements Michelin SCA	2,270	223,429
CNP Assurances	2,282	48,439
Covivio	498	48,049
Credit Agricole SA	15,172	163,288
Danone SA	8,329	587,050
Dassault Aviation SA	33	45,750
Dassault Systemes SE	1,798	213,566
Edenred	3,130	115,275
Eiffage SA	1,063	88,874
Electricite de France SA	7,785	123,212
Engie SA	24,963	358,667
EssilorLuxottica SA	3,873	482,133
Eurazeo SA	622	44,036
Eutelsat Communications SA	2,321	45,726
Faurecia SA	1,009	38,071
Gecina SA	601	77,799
Getlink SE	6,216	83,527
Hermes International	437	242,780
ICADE	443	33,762
Iliad SA	353	49,541
Imerys SA	476	22,875
Ingenico Group SA	788	44,701
Ipsen SA	501	64,823
JCDecaux SA	990	27,814
Kering SA	1,026	480,649
Klepierre SA	2,717	83,966
Legrand SA	3,681	208,096
L’Oreal SA	3,419	782,351
LVMH Moet Hennessy Louis Vuitton SE	3,762	1,101,423
Natixis SA	12,518	59,041
Orange SA	27,138	439,792
Pernod Ricard SA	2,884	473,324
Peugeot SA	7,820	166,783

Security	Shares	Value

France (continued)
Publicis Groupe SA	2,776	$158,389
Remy Cointreau SA	300	34,012
Renault SA	2,559	159,408
Rexel SA	4,041	43,045
Safran SA	4,513	541,267
Sanofi	15,204	1,318,946
Sartorius Stedim Biotech	374	37,445
Schneider Electric SE	7,387	501,070
SCOR SE	2,168	97,465
SEB SA	300	38,772
Societe BIC SA	341	34,835
Societe Generale SA	10,426	330,552
Sodexo SA	1,203	123,374
Suez	4,957	65,484
Teleperformance	768	122,857
Thales SA	1,414	165,236
TOTAL SA	32,216	1,699,237
Ubisoft Entertainment SA(b)	1,039	83,704
Unibail-Rodamco-Westfield	1,887	292,003
Valeo SA	3,186	92,922
Veolia Environnement SA	7,116	145,730
Vinci SA	6,856	563,783
Vivendi SA	14,202	344,218
Wendel SA	369	44,263

		18,189,185

Germany — 8.2%
1&1 Drillisch AG	705	36,005
adidas AG	2,547	532,295
Allianz SE (Registered)	5,791	1,163,732
Aroundtown SA	10,443	86,635
Axel Springer SE	646	36,600
BASF SE	12,423	865,308
Bayer AG (Registered)	12,494	868,943
Bayerische Motoren Werke AG	4,509	365,703
Beiersdorf AG	1,340	139,765
Brenntag AG	2,054	89,655
Commerzbank AG(b)	13,321	88,453
Continental AG	1,462	203,563
Covestro AG(c)	2,547	126,139
Daimler AG (Registered)	12,300	648,394
Delivery Hero AG(b)(c)	1,223	45,660
Deutsche Bank AG (Registered)	26,102	208,168
Deutsche Boerse AG	2,638	315,387
Deutsche Lufthansa AG (Registered)	3,133	70,754
Deutsche Post AG (Registered)	13,398	365,889
Deutsche Telekom AG (Registered)	45,082	766,247
Deutsche Wohnen SE	4,719	215,662
E.ON SE	30,205	298,163
Evonik Industries AG	2,169	54,141
Fraport AG Frankfurt Airport Services Worldwide	553	39,577
Fresenius Medical Care AG & Co. KGaA	2,963	192,065
Fresenius SE & Co. KGaA	5,667	273,909
GEA Group AG	2,303	59,292
Hannover Rueck SE	802	108,086
HeidelbergCement AG	1,979	121,308
Henkel AG & Co. KGaA (Preference)	1,382	136,020
HOCHTIEF AG	256	34,573
HUGO BOSS AG	842	51,905
Infineon Technologies AG	15,530	310,937
Innogy SE(b)	1,847	78,553
KION Group AG	942	47,904
LANXESS AG	1,156	53,149
Merck KGaA	1,718	176,838
METRO AG	2,394	36,837

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
MTU Aero Engines AG	691	$125,487
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	2,032	443,177
OSRAM Licht AG	1,322	57,532
ProSiebenSat.1 Media SE	3,098	55,125
Puma SE	110	53,816
RWE AG	6,890	150,063
SAP SE	13,293	1,319,326
Siemens AG (Registered)	10,347	1,154,742
Siemens Healthineers AG(b)(c)	1,994	83,323
Symrise AG	1,640	121,513
Telefonica Deutschland Holding AG	9,887	38,914
thyssenkrupp AG	5,794	99,529
TUI AG	5,857	84,181
Uniper SE	2,676	69,029
United Internet AG (Registered)	1,635	71,562
Volkswagen AG	432	69,109
Vonovia SE	6,658	300,135
Wirecard AG	1,606	242,108
Zalando SE(b)(c)	1,484	38,344

		13,889,229

Hong Kong — 3.4%
AIA Group Ltd.	163,354	1,356,951
ASM Pacific Technology Ltd.	4,000	38,617
Bank of East Asia Ltd. (The)	16,825	53,361
BGP Holdings plc(d)	253,848	—
CK Asset Holdings Ltd.	34,659	253,585
CK Hutchison Holdings Ltd.	36,659	351,861
CK Infrastructure Holdings Ltd.	9,000	68,109
CLP Holdings Ltd.	22,783	257,468
Dairy Farm International Holdings Ltd.	4,500	40,789
Hang Lung Group Ltd.	12,000	30,596
Hang Lung Properties Ltd.	27,000	51,320
Hang Seng Bank Ltd.	10,574	236,871
Henderson Land Development Co. Ltd.	17,124	85,227
HK Electric Investments & HK Electric Investments Ltd.(a)(c)	35,000	35,276
HKT Trust & HKT Ltd.(a)	50,100	72,171
Hong Kong & China Gas Co. Ltd.	127,804	264,049
Hong Kong Exchanges & Clearing Ltd.	15,707	454,067
Hongkong Land Holdings Ltd.	15,600	98,345
Hysan Development Co. Ltd.	8,000	38,043
Jardine Matheson Holdings Ltd.	3,100	215,849
Jardine Strategic Holdings Ltd.	3,200	117,328
Kerry Properties Ltd.	8,500	29,011
Link REIT	28,500	288,925
Melco Resorts & Entertainment Ltd., ADR	3,286	57,899
MTR Corp. Ltd.	20,000	105,257
New World Development Co. Ltd.	81,445	107,570
NWS Holdings Ltd.	20,254	41,589
PCCW Ltd.	56,000	32,246
Power Assets Holdings Ltd.	18,500	128,527
Shangri-La Asia Ltd.	16,960	25,037
Sino Land Co. Ltd.	43,311	74,204
Sun Hung Kai Properties Ltd.	22,000	313,976
Swire Pacific Ltd., Class A	6,500	68,627
Swire Properties Ltd.	15,600	54,813
Techtronic Industries Co. Ltd.	18,500	98,173
WH Group Ltd.(c)	117,000	89,862
Wharf Holdings Ltd. (The)	15,953	41,591
Wharf Real Estate Investment Co. Ltd.	15,953	95,414
Wheelock & Co. Ltd.	11,000	62,975
Yue Yuen Industrial Holdings Ltd.	10,000	32,013

		5,867,592

Security	Shares	Value

Ireland — 0.6%
AerCap Holdings NV(b)	1,663	$65,855
AIB Group plc	10,827	45,654
Bank of Ireland Group plc	12,910	71,802
CRH plc	11,469	303,777
James Hardie Industries plc, CDI	5,870	63,952
Kerry Group plc, Class A	2,109	208,839
Kingspan Group plc	2,069	88,693
Paddy Power Betfair plc	1,126	92,437
Ryanair Holdings plc(b)	2,005	24,601
Smurfit Kappa Group plc	2,996	79,716

		1,045,326

Israel — 0.5%
Azrieli Group Ltd.	564	26,983
Bank Hapoalim BM	14,196	89,778
Bank Leumi Le-Israel BM	20,033	121,100
Bezeq The Israeli Telecommunication Corp. Ltd.	27,577	26,910
Check Point Software Technologies Ltd.(b)	1,776	182,306
Elbit Systems Ltd.	313	35,929
Israel Chemicals Ltd.	9,360	53,222
Mizrahi Tefahot Bank Ltd.	1,858	31,380
Nice Ltd.(b)	814	88,190
Teva Pharmaceutical Industries Ltd., ADR	12,892	198,795
Wix.com Ltd.(b)	587	53,029

		907,622

Italy — 2.0%
Assicurazioni Generali SpA	16,150	269,931
Atlantia SpA	6,588	136,339
Davide Campari-Milano SpA	7,722	65,393
Enel SpA	110,010	637,755
Eni SpA	34,409	543,566
Ferrari NV	1,630	162,192
Intesa Sanpaolo SpA	201,309	448,239
Leonardo SpA	5,381	47,408
Mediobanca Banca di Credito Finanziario SpA	8,248	69,790
Moncler SpA	2,379	79,167
Pirelli & C SpA(b)(c)	5,318	34,174
Poste Italiane SpA(c)	6,946	55,698
Prysmian SpA	3,194	62,146
Recordati SpA	1,390	48,136
Snam SpA	29,981	131,268
Telecom Italia SpA(b)	231,749	122,369
Terna Rete Elettrica Nazionale SpA	18,707	106,240
UniCredit SpA	27,282	309,021

		3,328,832

Japan — 24.0%
ABC-Mart, Inc.	400	22,152
Acom Co. Ltd.	5,300	17,241
Aeon Co. Ltd.	8,100	158,323
AEON Financial Service Co. Ltd.	1,500	26,611
Aeon Mall Co. Ltd.	1,400	22,304
AGC, Inc.	2,500	77,707
Air Water, Inc.	2,000	30,143
Aisin Seiki Co. Ltd.	2,200	75,627
Ajinomoto Co., Inc.	6,100	108,391
Alfresa Holdings Corp.	2,500	63,724
Alps Electric Co. Ltd.	2,500	48,476
Amada Holdings Co. Ltd.	4,500	40,396
ANA Holdings, Inc.	1,500	53,849
Aozora Bank Ltd.	1,600	47,688
Asahi Group Holdings Ltd.	4,800	186,018
Asahi Intecc Co. Ltd.	1,300	54,997
Asahi Kasei Corp.	16,800	172,425
Asics Corp.	2,100	26,671

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Astellas Pharma, Inc.	25,600	$327,082
Bandai Namco Holdings, Inc.	2,700	121,228
Bank of Kyoto Ltd. (The)	700	28,766
Benesse Holdings, Inc.	1,000	25,438
Bridgestone Corp.	8,400	322,273
Brother Industries Ltd.	3,000	44,404
Calbee, Inc.	1,100	34,358
Canon, Inc.	13,700	376,965
Casio Computer Co. Ltd.	2,600	30,826
Central Japan Railway Co.	2,000	421,975
Chiba Bank Ltd. (The)	8,100	45,121
Chubu Electric Power Co., Inc.	8,100	115,096
Chugai Pharmaceutical Co. Ltd.	3,000	173,998
Chugoku Electric Power Co., Inc. (The)	3,700	48,084
Coca-Cola Bottlers Japan Holdings, Inc.	1,800	53,678
Concordia Financial Group Ltd.	14,300	54,642
Credit Saison Co. Ltd.	2,100	24,604
CyberAgent, Inc.	1,300	50,255
Dai Nippon Printing Co. Ltd.	3,200	66,797
Daicel Corp.	3,500	35,930
Daifuku Co. Ltd.	1,300	58,943
Dai-ichi Life Holdings, Inc.	14,800	229,839
Daiichi Sankyo Co. Ltd.	7,513	240,309
Daikin Industries Ltd.	3,400	361,269
Daito Trust Construction Co. Ltd.	1,000	136,903
Daiwa House Industry Co. Ltd.	7,500	239,238
Daiwa House REIT Investment Corp.	23	51,523
Daiwa Securities Group, Inc.	21,500	109,126
DeNA Co. Ltd.	1,400	23,352
Denso Corp.	6,000	265,606
Dentsu, Inc.	2,900	129,516
Disco Corp.	400	46,507
Don Quijote Holdings Co. Ltd.	1,600	98,922
East Japan Railway Co.	4,100	362,072
Eisai Co. Ltd.	3,400	263,227
Electric Power Development Co. Ltd.	1,980	46,985
FamilyMart UNY Holdings Co. Ltd.	800	100,683
FANUC Corp.	2,600	394,575
Fast Retailing Co. Ltd.	800	408,593
Fuji Electric Co. Ltd.	1,600	47,124
FUJIFILM Holdings Corp.	5,400	209,328
Fujitsu Ltd.	2,600	162,074
Fukuoka Financial Group, Inc.	1,900	38,520
Hakuhodo DY Holdings, Inc.	3,100	44,238
Hamamatsu Photonics KK	1,900	63,674
Hankyu Hanshin Holdings, Inc.	3,000	99,743
Hikari Tsushin, Inc.	300	46,892
Hino Motors Ltd.	3,400	32,016
Hirose Electric Co. Ltd.	435	42,558
Hisamitsu Pharmaceutical Co., Inc.	800	44,162
Hitachi Chemical Co. Ltd.	1,400	21,061
Hitachi Construction Machinery Co. Ltd.	1,400	32,762
Hitachi High-Technologies Corp.	900	28,183
Hitachi Ltd.	13,200	349,935
Hitachi Metals Ltd.	2,900	30,162
Honda Motor Co. Ltd.	22,100	582,226
Hoshizaki Corp.	700	42,475
Hoya Corp.	5,100	307,530
Hulic Co. Ltd.	4,000	35,745
Idemitsu Kosan Co. Ltd.	1,800	58,548
IHI Corp.	2,000	55,083
Iida Group Holdings Co. Ltd.	2,000	34,642
Inpex Corp.	13,600	120,507
Isetan Mitsukoshi Holdings Ltd.	4,480	49,498

Security	Shares	Value

Japan (continued)
Isuzu Motors Ltd.	7,300	$102,398
ITOCHU Corp.	19,400	329,466
J Front Retailing Co. Ltd.	3,100	35,482
Japan Airlines Co. Ltd.	1,500	53,162
Japan Airport Terminal Co. Ltd.	600	20,742
Japan Exchange Group, Inc.	6,800	109,683
Japan Post Bank Co. Ltd.	5,400	59,453
Japan Post Holdings Co. Ltd.	21,800	251,703
Japan Prime Realty Investment Corp.	11	41,771
Japan Real Estate Investment Corp.	17	95,449
Japan Retail Fund Investment Corp.	35	69,845
Japan Tobacco, Inc.	15,000	356,416
JFE Holdings, Inc.	6,500	103,534
JGC Corp.	2,800	39,408
JSR Corp.	2,600	39,027
JTEKT Corp.	2,700	29,861
JXTG Holdings, Inc.	44,550	231,372
Kajima Corp.	6,000	80,599
Kakaku.com, Inc.	1,800	31,840
Kamigumi Co. Ltd.	1,400	28,642
Kaneka Corp.	700	25,069
Kansai Electric Power Co., Inc. (The)	9,400	140,969
Kansai Paint Co. Ltd.	2,400	46,098
Kao Corp.	6,600	488,516
Kawasaki Heavy Industries Ltd.	1,900	40,545
KDDI Corp.	24,000	573,478
Keihan Holdings Co. Ltd.	1,300	52,971
Keikyu Corp.	2,900	47,390
Keio Corp.	1,400	81,470
Keisei Electric Railway Co. Ltd.	1,700	53,263
Keyence Corp.	1,328	671,232
Kikkoman Corp.	1,900	101,678
Kintetsu Group Holdings Co. Ltd.	2,300	99,942
Kirin Holdings Co. Ltd.	11,300	235,623
Kobayashi Pharmaceutical Co. Ltd.	700	47,471
Kobe Steel Ltd.	4,100	28,418
Koito Manufacturing Co. Ltd.	1,400	72,231
Komatsu Ltd.	12,700	272,922
Konami Holdings Corp.	1,200	52,730
Konica Minolta, Inc.	6,000	54,009
Kose Corp.	400	62,831
Kubota Corp.	13,100	186,200
Kuraray Co. Ltd.	4,200	59,071
Kurita Water Industries Ltd.	1,300	31,474
Kyocera Corp.	4,300	214,936
Kyowa Hakko Kirin Co. Ltd.	3,400	64,247
Kyushu Electric Power Co., Inc.	5,000	59,538
Kyushu Railway Co.	2,100	71,049
Lawson, Inc.	700	44,278
LINE Corp.(b)	1,000	34,153
Lion Corp.	3,000	62,003
LIXIL Group Corp.	3,500	43,390
M3, Inc.	5,600	75,439
Makita Corp.	3,000	106,548
Marubeni Corp.	20,800	145,943
Marui Group Co. Ltd.	2,500	48,450
Maruichi Steel Tube Ltd.	700	21,959
Mazda Motor Corp.	7,600	78,131
McDonald’s Holdings Co. Japan Ltd.	900	38,230
Mebuki Financial Group, Inc.	10,980	29,038
Medipal Holdings Corp.	2,300	49,207
MEIJI Holdings Co. Ltd.	1,600	130,396
MINEBEA MITSUMI, Inc.	5,100	73,542
MISUMI Group, Inc.	3,800	80,054

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi Chemical Holdings Corp.	17,000	$128,434
Mitsubishi Corp.	18,400	504,465
Mitsubishi Electric Corp.	25,100	276,793
Mitsubishi Estate Co. Ltd.	16,300	256,456
Mitsubishi Gas Chemical Co., Inc.	2,200	32,955
Mitsubishi Heavy Industries Ltd.	4,000	143,529
Mitsubishi Materials Corp.	1,400	36,891
Mitsubishi Motors Corp.	8,900	48,467
Mitsubishi Tanabe Pharma Corp.	3,400	49,081
Mitsubishi UFJ Financial Group, Inc.	158,060	775,704
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,400	25,882
Mitsui & Co. Ltd.	22,600	347,211
Mitsui Chemicals, Inc.	2,400	54,183
Mitsui Fudosan Co. Ltd.	11,900	264,322
Mitsui OSK Lines Ltd.	1,500	32,460
Mizuho Financial Group, Inc.	326,400	505,018
MonotaRO Co. Ltd.	1,700	41,907
MS&AD Insurance Group Holdings, Inc.	6,300	179,079
Murata Manufacturing Co. Ltd.	2,400	323,400
Nabtesco Corp.	1,500	32,476
Nagoya Railroad Co. Ltd.	2,400	63,208
NEC Corp.	3,500	104,069
Nexon Co. Ltd.(b)	5,900	76,166
NGK Insulators Ltd.	3,500	47,439
NGK Spark Plug Co. Ltd.	2,100	41,569
NH Foods Ltd.	1,200	45,110
Nidec Corp.	3,000	339,441
Nikon Corp.	4,300	64,049
Nintendo Co. Ltd.	1,500	398,309
Nippon Building Fund, Inc.	18	113,343
Nippon Electric Glass Co. Ltd.	1,100	26,950
Nippon Express Co. Ltd.	1,000	55,553
Nippon Paint Holdings Co. Ltd.	1,900	64,736
Nippon Prologis REIT, Inc.	23	48,541
Nippon Steel & Sumitomo Metal Corp.	10,100	173,527
Nippon Telegraph & Telephone Corp.	9,500	387,594
Nippon Yusen KK	2,000	30,582
Nissan Chemical Corp.	1,700	88,711
Nissan Motor Co. Ltd.	32,000	255,978
Nisshin Seifun Group, Inc.	2,600	53,551
Nissin Foods Holdings Co. Ltd.	800	50,125
Nitori Holdings Co. Ltd.	1,100	137,764
Nitto Denko Corp.	2,200	110,340
Nomura Holdings, Inc.	46,000	174,322
Nomura Real Estate Holdings, Inc.	1,700	31,174
Nomura Real Estate Master Fund, Inc.	52	68,417
Nomura Research Institute Ltd.	1,470	54,512
NSK Ltd.	4,800	41,183
NTT Data Corp.	8,400	91,810
NTT Docomo, Inc.	18,000	404,446
Obayashi Corp.	8,600	77,872
Obic Co. Ltd.	900	69,470
Odakyu Electric Railway Co. Ltd.	3,900	85,763
Oji Holdings Corp.	11,600	59,269
Olympus Corp.	3,900	119,281
Omron Corp.	2,600	94,255
Ono Pharmaceutical Co. Ltd.	5,100	104,146
Oracle Corp.	500	31,739
Oriental Land Co. Ltd.	2,700	271,538
ORIX Corp.	18,300	267,398
Osaka Gas Co. Ltd.	5,000	91,210
Otsuka Corp.	1,400	38,530
Otsuka Holdings Co. Ltd.	5,200	212,494
Panasonic Corp.	30,300	272,198

Security	Shares	Value

Japan (continued)
Park24 Co. Ltd.	1,500	$33,032
Persol Holdings Co. Ltd.	2,400	35,600
Pigeon Corp.	1,600	68,244
Pola Orbis Holdings, Inc.	1,200	32,338
Rakuten, Inc.	11,400	76,478
Recruit Holdings Co. Ltd.	15,000	362,381
Renesas Electronics Corp.(b)	11,100	50,415
Resona Holdings, Inc.	27,800	133,342
Ricoh Co. Ltd.	8,900	86,970
Rinnai Corp.	400	26,338
Rohm Co. Ltd.	1,300	82,973
Ryohin Keikaku Co. Ltd.	300	72,835
Sankyo Co. Ltd.	600	22,818
Santen Pharmaceutical Co. Ltd.	4,900	70,698
SBI Holdings, Inc.	2,945	57,434
Secom Co. Ltd.	2,800	232,262
Sega Sammy Holdings, Inc.	2,268	31,618
Seibu Holdings, Inc.	3,000	52,180
Seiko Epson Corp.	3,700	51,677
Sekisui Chemical Co. Ltd.	4,900	72,842
Sekisui House Ltd.	8,300	121,886
Seven & i Holdings Co. Ltd.	10,340	449,326
Seven Bank Ltd.	7,900	22,552
SG Holdings Co. Ltd.	1,300	33,803
Sharp Corp.	2,300	23,027
Shimadzu Corp.	3,000	59,160
Shimamura Co. Ltd.	300	22,973
Shimano, Inc.	1,000	140,967
Shimizu Corp.	7,300	59,385
Shin-Etsu Chemical Co. Ltd.	5,000	384,164
Shinsei Bank Ltd.	2,100	24,965
Shionogi & Co. Ltd.	3,700	211,179
Shiseido Co. Ltd.	5,100	319,403
Shizuoka Bank Ltd. (The)	5,700	44,432
Showa Denko KK	1,800	53,450
Showa Shell Sekiyu KK	2,500	34,635
SMC Corp.	800	240,858
SoftBank Group Corp.	11,200	733,591
Sohgo Security Services Co. Ltd.	900	42,050
Sompo Holdings, Inc.	4,400	149,468
Sony Corp.	17,200	829,205
Sony Financial Holdings, Inc.	2,300	42,864
Stanley Electric Co. Ltd.	1,800	50,354
Subaru Corp.	8,200	175,180
SUMCO Corp.	3,100	34,525
Sumitomo Chemical Co. Ltd.	20,000	96,854
Sumitomo Corp.	15,000	212,832
Sumitomo Dainippon Pharma Co. Ltd.	2,100	66,970
Sumitomo Electric Industries Ltd.	10,000	132,433
Sumitomo Heavy Industries Ltd.	1,500	44,477
Sumitomo Metal Mining Co. Ltd.	3,100	83,016
Sumitomo Mitsui Financial Group, Inc.	17,900	590,075
Sumitomo Mitsui Trust Holdings, Inc.	4,400	160,235
Sumitomo Realty & Development Co. Ltd.	5,000	183,043
Sumitomo Rubber Industries Ltd.	2,300	27,078
Sundrug Co. Ltd.	1,000	29,779
Suntory Beverage & Food Ltd.	1,800	81,275
Suzuken Co. Ltd.	1,000	50,923
Suzuki Motor Corp.	4,600	231,893
Sysmex Corp.	2,400	113,979
T&D Holdings, Inc.	7,400	85,600
Taiheiyo Cement Corp.	1,600	49,240
Taisei Corp.	3,100	132,768
Taisho Pharmaceutical Holdings Co. Ltd.	500	50,184

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Taiyo Nippon Sanso Corp.	1,700	$27,637
Takashimaya Co. Ltd.	1,900	24,260
Takeda Pharmaceutical Co. Ltd.	9,800	332,166
TDK Corp.	1,800	126,010
Teijin Ltd.	2,400	38,304
Terumo Corp.	4,200	236,902
THK Co. Ltd.	1,600	29,891
Tobu Railway Co. Ltd.	2,500	67,501
Toho Co. Ltd.	1,500	54,349
Toho Gas Co. Ltd.	1,000	42,064
Tohoku Electric Power Co., Inc.	5,700	75,046
Tokio Marine Holdings, Inc.	9,200	437,080
Tokyo Century Corp.	600	26,426
Tokyo Electric Power Co. Holdings, Inc.(b)	19,200	114,049
Tokyo Electron Ltd.	2,100	236,406
Tokyo Gas Co. Ltd.	5,200	131,519
Tokyu Corp.	6,600	107,850
Tokyu Fudosan Holdings Corp.	6,800	33,517
Toppan Printing Co. Ltd.	3,300	48,508
Toray Industries, Inc.	18,400	130,090
Toshiba Corp.(b)	8,700	245,661
Tosoh Corp.	3,500	45,399
TOTO Ltd.	1,900	65,721
Toyo Seikan Group Holdings Ltd.	2,000	45,776
Toyo Suisan Kaisha Ltd.	1,200	41,788
Toyoda Gosei Co. Ltd.	900	17,718
Toyota Industries Corp.	2,100	96,705
Toyota Motor Corp.	30,700	1,777,118
Toyota Tsusho Corp.	2,800	82,271
Trend Micro, Inc.	1,600	86,457
Tsuruha Holdings, Inc.	500	42,816
Unicharm Corp.	5,400	174,647
United Urban Investment Corp.	39	60,400
USS Co. Ltd.	2,900	48,657
Welcia Holdings Co. Ltd.	600	27,120
West Japan Railway Co.	2,200	155,433
Yahoo Japan Corp.	37,900	94,285
Yakult Honsha Co. Ltd.	1,500	105,006
Yamada Denki Co. Ltd.	8,400	40,343
Yamaguchi Financial Group, Inc.	2,600	24,853
Yamaha Corp.	1,800	76,571
Yamaha Motor Co. Ltd.	3,700	72,238
Yamato Holdings Co. Ltd.	4,100	112,408
Yamazaki Baking Co. Ltd.	1,600	33,507
Yaskawa Electric Corp.	3,200	78,221
Yokogawa Electric Corp.	3,000	51,787
Yokohama Rubber Co. Ltd. (The)	1,600	29,924
ZOZO, Inc.	2,700	49,467

		40,862,920

Luxembourg — 0.3%
ArcelorMittal	9,140	189,202
Eurofins Scientific SE	152	56,769
RTL Group SA	515	27,599
SES SA, FDR	4,843	92,725
Tenaris SA	6,279	67,485

		433,780

Macau — 0.3%
Galaxy Entertainment Group Ltd.	32,000	202,133
MGM China Holdings Ltd.	12,800	21,369
Sands China Ltd.	32,400	141,297
SJM Holdings Ltd.	26,000	24,157
Wynn Macau Ltd.	20,800	45,279

		434,235

Security	Shares	Value

Mexico — 0.0%
Fresnillo plc	2,939	$32,294

Netherlands — 4.6%
ABN AMRO Group NV, CVA(c)	5,624	132,343
Aegon NV	23,684	110,927
Akzo Nobel NV	3,464	278,970
ASML Holding NV	5,544	868,521
EXOR NV	1,442	78,282
Heineken Holding NV	1,532	129,433
Heineken NV	3,549	313,685
ING Groep NV	52,634	566,163
Koninklijke Ahold Delhaize NV	16,577	418,772
Koninklijke DSM NV	2,504	203,139
Koninklijke KPN NV	44,704	130,580
Koninklijke Philips NV	12,727	446,202
Koninklijke Vopak NV	935	42,401
NN Group NV	4,004	159,193
NXP Semiconductors NV	4,685	343,317
Randstad NV	1,584	72,626
Royal Dutch Shell plc, Class A	61,902	1,821,952
Royal Dutch Shell plc, Class B	50,373	1,506,027
Wolters Kluwer NV	3,872	227,702

		7,850,235

New Zealand — 0.2%
a2 Milk Co. Ltd.(b)	9,707	72,925
Auckland International Airport Ltd.	12,791	61,735
Fisher & Paykel Healthcare Corp. Ltd.	7,597	66,388
Fletcher Building Ltd.	11,346	37,163
Meridian Energy Ltd.	17,039	38,988
Ryman Healthcare Ltd.	5,318	38,379
Spark New Zealand Ltd.	24,403	68,070

		383,648

Norway — 0.7%
Aker BP ASA	1,436	36,206
DNB ASA	13,461	216,071
Equinor ASA	15,885	336,955
Gjensidige Forsikring ASA	2,659	41,597
Marine Harvest ASA	5,540	116,769
Norsk Hydro ASA	17,881	81,020
Orkla ASA	10,838	84,861
Schibsted ASA, Class B	1,303	39,637
Telenor ASA	9,912	192,494
Yara International ASA	2,361	91,015

		1,236,625

Portugal — 0.2%
EDP — Energias de Portugal SA	34,032	119,054
Galp Energia SGPS SA	6,665	104,946
Jeronimo Martins SGPS SA	3,347	39,663

		263,663

Singapore — 1.3%
Ascendas Real Estate Investment Trust	35,562	67,112
CapitaLand Commercial Trust	34,838	44,747
CapitaLand Ltd.	34,092	77,744
CapitaLand Mall Trust	33,000	54,724
City Developments Ltd.	5,431	32,378
ComfortDelGro Corp. Ltd.	28,800	45,491
DBS Group Holdings Ltd.	23,867	415,043
Genting Singapore Ltd.	80,400	57,552
Golden Agri-Resources Ltd.	85,302	15,315
Jardine Cycle & Carriage Ltd.	1,283	33,215
Keppel Corp. Ltd.	19,302	83,794
Oversea-Chinese Banking Corp. Ltd.	41,835	346,042
SATS Ltd.	9,000	30,826

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Sembcorp Industries Ltd.	13,100	$24,407
Singapore Airlines Ltd.	7,200	49,741
Singapore Exchange Ltd.	10,700	56,077
Singapore Press Holdings Ltd.	21,330	36,757
Singapore Technologies Engineering Ltd.	20,781	53,272
Singapore Telecommunications Ltd.	112,850	242,880
Suntec REIT	28,300	36,916
United Overseas Bank Ltd.	17,859	323,069
UOL Group Ltd.	6,746	30,680
Venture Corp. Ltd.	3,600	36,960
Wilmar International Ltd.	25,500	58,396

		2,253,138

South Africa — 0.2%
Anglo American plc	14,035	313,832
Investec plc	8,906	50,067

		363,899

Spain — 3.0%
ACS Actividades de Construccion y Servicios SA	3,419	132,340
Aena SME SA(c)	954	148,225
Amadeus IT Group SA	5,939	413,221
Banco Bilbao Vizcaya Argentaria SA	90,188	479,062
Banco de Sabadell SA	74,815	85,605
Banco Santander SA	220,028	999,146
Bankia SA	16,407	48,004
Bankinter SA	8,963	71,920
CaixaBank SA	47,717	172,804
Enagas SA	3,015	81,502
Endesa SA	4,223	97,385
Ferrovial SA	6,590	133,465
Gas Natural SDG SA	4,657	118,804
Grifols SA	3,966	104,115
Iberdrola SA	80,615	647,329
Industria de Diseno Textil SA	14,821	378,302
Mapfre SA	14,331	38,062
Red Electrica Corp. SA	5,756	128,360
Repsol SA	18,599	299,017
Siemens Gamesa Renewable Energy SA(b)	3,170	38,596
Telefonica SA	63,353	533,268

		5,148,532

Sweden — 2.5%
Alfa Laval AB	3,904	83,925
Assa Abloy AB, Class B	13,812	247,329
Atlas Copco AB, Class A(b)	9,266	221,069
Atlas Copco AB, Class B(b)	5,188	113,678
Boliden AB(b)	3,637	78,810
Electrolux AB	3,199	67,431
Epiroc AB, Class A(b)	8,928	84,857
Epiroc AB, Class B(b)	5,188	46,310
Essity AB, Class B	8,062	198,176
Hennes & Mauritz AB, Class B	11,653	165,718
Hexagon AB, Class B	3,437	158,884
Husqvarna AB, Class B	5,551	41,210
ICA Gruppen AB	1,070	38,225
Industrivarden AB, Class C	2,221	44,967
Investor AB, Class B	6,267	266,312
Kinnevik AB, Class B	3,118	75,454
L E Lundbergforetagen AB, Class B	1,010	29,826
Lundin Petroleum AB	2,489	62,161
Sandvik AB	15,561	222,962
Securitas AB, Class B	4,163	67,066
Skandinaviska Enskilda Banken AB, Class A	21,639	210,350
Skanska AB, Class B	4,522	72,104
SKF AB, Class B	5,029	76,434

Security	Shares	Value

Sweden (continued)
Svenska Handelsbanken AB, Class A	20,311	$225,974
Swedbank AB, Class A	12,441	278,071
Swedish Match AB	2,339	92,080
Tele2 AB, Class B	6,403	81,663
Telefonaktiebolaget LM Ericsson, Class B	41,946	371,305
Telia Co. AB	37,422	178,012
Volvo AB, Class B	21,373	279,859

		4,180,222

Switzerland — 9.0%
ABB Ltd. (Registered)	24,927	476,009
Adecco Group AG (Registered)	2,162	101,619
Baloise Holding AG (Registered)	649	89,601
Barry Callebaut AG (Registered)	29	45,259
Chocoladefabriken Lindt & Spruengli AG	14	86,994
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	74,575
Cie Financiere Richemont SA (Registered)	7,060	455,283
Clariant AG (Registered)(b)	2,648	48,834
Coca-Cola HBC AG(b)	2,691	84,222
Credit Suisse Group AG (Registered)(b)	34,613	378,379
Dufry AG (Registered)(b)	430	40,946
EMS-Chemie Holding AG (Registered)	109	51,897
Geberit AG (Registered)	492	191,595
Givaudan SA (Registered)	123	285,196
Glencore plc(b)	153,723	571,552
Julius Baer Group Ltd.(b)	2,976	106,054
Kuehne + Nagel International AG (Registered)	718	92,426
LafargeHolcim Ltd. (Registered)(b)	6,658	274,766
Lonza Group AG (Registered)(b)	1,019	264,894
Nestle SA (Registered)	41,265	3,349,182
Novartis AG (Registered)	29,324	2,511,433
Pargesa Holding SA	513	36,999
Partners Group Holding AG	231	140,528
Roche Holding AG	9,503	2,359,204
Schindler Holding AG	541	107,417
Schindler Holding AG (Registered)	268	52,089
SGS SA (Registered)	71	159,823
Sika AG (Registered)	1,722	218,735
Sonova Holding AG (Registered)	738	121,361
STMicroelectronics NV	9,080	128,696
Straumann Holding AG (Registered)	137	86,524
Swatch Group AG (The)	410	119,662
Swatch Group AG (The) (Registered)	742	42,919
Swiss Life Holding AG (Registered)(b)	455	175,616
Swiss Prime Site AG (Registered)	1,010	81,811
Swiss Re AG	4,106	377,753
Swisscom AG (Registered)	344	164,424
Temenos AG (Registered)(b)	803	96,491
UBS Group AG (Registered)(b)	52,134	650,280
Vifor Pharma AG	605	65,833
Zurich Insurance Group AG(b)	2,047	610,188

		15,377,069

United Arab Emirates — 0.0%
NMC Health plc	1,384	48,303

United Kingdom — 14.1%
3i Group plc	13,723	135,408
Admiral Group plc	2,678	69,879
Ashtead Group plc	6,516	135,920
Associated British Foods plc	4,737	123,463
AstraZeneca plc	17,017	1,270,251
Auto Trader Group plc(c)	12,604	73,146
Aviva plc	52,775	252,581
Babcock International Group plc	3,361	20,963
BAE Systems plc	43,651	255,308

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Barclays plc	231,717	$443,337
Barratt Developments plc	13,463	79,415
Berkeley Group Holdings plc	1,695	75,178
BP plc	269,838	1,705,832
British American Tobacco plc	31,023	987,122
British Land Co. plc (The)	12,415	84,425
BT Group plc	112,599	342,368
Bunzl plc	4,467	134,898
Burberry Group plc	5,561	122,114
Centrica plc	74,586	128,659
CNH Industrial NV	14,332	129,494
Coca-Cola European Partners plc	2,902	133,057
Compass Group plc	21,505	452,569
ConvaTec Group plc(c)	18,256	32,337
Croda International plc	1,750	104,512
DCC plc	1,188	90,621
Diageo plc	33,285	1,189,420
Direct Line Insurance Group plc	18,282	74,315
easyJet plc	2,112	29,760
Experian plc	12,591	305,230
Fiat Chrysler Automobiles NV(b)	14,876	214,488
G4S plc	20,630	52,077
GlaxoSmithKline plc	67,079	1,278,393
GVC Holdings plc	7,296	62,636
Hammerson plc	10,560	44,457
Hargreaves Lansdown plc	3,784	89,246
HSBC Holdings plc	268,188	2,212,481
Imperial Brands plc	12,962	393,419
Informa plc	16,631	133,492
InterContinental Hotels Group plc	2,408	130,256
International Consolidated Airlines Group SA	8,141	64,540
Intertek Group plc	2,146	131,341
ITV plc	48,169	76,669
J Sainsbury plc	23,366	78,989
John Wood Group plc	9,011	57,976
Johnson Matthey plc	2,573	91,871
Kingfisher plc	28,521	74,990
Land Securities Group plc	10,701	109,876
Legal & General Group plc	82,057	241,770
Lloyds Banking Group plc	958,314	631,702
London Stock Exchange Group plc	4,328	224,539
Marks & Spencer Group plc	21,603	67,756
Meggitt plc	10,324	62,017
Melrose Industries plc	64,402	134,542
Merlin Entertainments plc(c)	9,513	38,533
Micro Focus International plc	5,801	101,626
Mondi plc	4,883	101,702
National Grid plc	45,603	446,149
Next plc	1,872	95,316
Pearson plc	10,380	124,351
Persimmon plc	4,139	101,926
Prudential plc	35,056	625,976
Reckitt Benckiser Group plc	9,053	693,246
RELX plc	26,763	551,864
Rolls-Royce Holdings plc(b)	23,013	242,442
Royal Bank of Scotland Group plc	64,051	177,681
Royal Mail plc	11,966	41,533
RSA Insurance Group plc	13,648	89,568
Sage Group plc (The)	14,406	110,486
Schroders plc	1,653	51,481
Segro plc	13,449	100,964
Severn Trent plc	3,146	72,926
Smith & Nephew plc	11,624	217,586
Smiths Group plc	5,262	91,606

Security	Shares	Value

United Kingdom (continued)
SSE plc	13,551	$187,134
St James’s Place plc	7,035	84,728
Standard Chartered plc	38,513	299,310
Standard Life Aberdeen plc	31,196	102,147
Taylor Wimpey plc	43,564	75,752
Tesco plc	133,153	322,918
Unilever NV, CVA	20,874	1,130,792
Unilever plc	15,237	799,985
United Utilities Group plc	9,066	85,243
Vodafone Group plc	360,816	701,531
Weir Group plc (The)	3,203	53,039
Whitbread plc	2,441	142,547
Wm Morrison Supermarkets plc	29,757	80,896
WPP plc	17,448	189,886

		23,973,975

United States — 0.7%
Carnival plc	2,337	112,227
Ferguson plc	3,204	204,730
QIAGEN NV(b)	3,012	102,922
Shire plc	12,362	719,315

		1,139,194

Total Common Stocks — 98.3% (Cost: $189,542,309)		167,655,908

Preferred Securities — 0.5%

Preferred Stocks — 0.5%

Germany — 0.5%
Bayerische Motoren Werke AG (Preference)	733	52,272
Fuchs Petrolub SE (Preference)	924	38,200
Henkel AG & Co. KGaA (Preference)	2,452	267,830
Porsche Automobil Holding SE (Preference)	2,036	119,742
Sartorius AG (Preference)	473	58,868
Volkswagen AG (Preference)	2,524	402,466

		939,378

United Kingdom — 0.0%
Rolls-Royce Holdings plc (Preference)(b)	1,058,598	1,349

Total Preferred Stocks — 0.5% (Cost: $717,502)		940,727

Rights — 0.0%

Spain — 0.0%
Repsol SA(b)	18,599	8,524

Total Rights — 0.0% (Cost: $8,512)		8,524

Total Long-Term Investments — 98.8% (Cost: $190,268,323)		168,605,159

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(e)(f)	35,389	35,389

Total Short-Term Securities — 0.0% (Cost: $35,389)		35,389

Total Investments — 98.8% (Cost: $190,303,712)		168,640,548

Other Assets Less Liabilities — 1.2%		1,988,594

Net Assets — 100.0%		$170,629,142

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.

(f)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	35,389	35,389	$35,389	$278	$—	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	4	03/07/19	$364	$(16,869)
EURO STOXX 50 Index	20	03/15/19	681	(17,792)
FTSE 100 Index	5	03/15/19	424	(5,539)
SPI 200 Index	2	03/21/19	196	4,921

				$(35,279)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$4,921	$—	$—	$—	$4,921

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$40,200	$—	$—	$—	$40,200

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(20,965)	$—	$—	$—	$(20,965)

	$—	$—	$(20,965)	$—	$—	$—	$(20,965)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(35,596)	$—	$—	$—	$(35,596)

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock International Index V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,299,195

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$126,922	$12,829,536	$—	$12,956,458
Austria	—	397,655	—	397,655
Belgium	—	1,602,207	—	1,602,207
Chile	—	52,438	—	52,438
China	61,855	243,271	—	305,126
Colombia	—	55,619	—	55,619
Denmark	—	2,961,921	—	2,961,921
Finland	—	2,114,966	—	2,114,966
France	627,379	17,561,806	—	18,189,185
Germany	132,369	13,756,860	—	13,889,229
Hong Kong	57,899	5,809,693	—	5,867,592
Ireland	158,292	887,034	—	1,045,326
Israel	434,130	473,492	—	907,622
Italy	—	3,328,832	—	3,328,832
Japan	—	40,862,920	—	40,862,920
Luxembourg	—	433,780	—	433,780
Macau	—	434,235	—	434,235
Mexico	—	32,294	—	32,294
Netherlands	343,317	7,506,918	—	7,850,235
New Zealand	37,163	346,485	—	383,648
Norway	—	1,236,625	—	1,236,625
Portugal	—	263,663	—	263,663
Singapore	—	2,253,138	—	2,253,138
South Africa	—	363,899	—	363,899
Spain	—	5,148,532	—	5,148,532
Sweden	—	4,180,222	—	4,180,222
Switzerland	74,575	15,302,494	—	15,377,069
United Arab Emirates	—	48,303	—	48,303
United Kingdom	133,057	23,840,918	—	23,973,975
United States	—	1,139,194	—	1,139,194
Preferred Securities	—	940,727	—	940,727
Rights	8,524	—	—	8,524
Short-Term Securities	35,389	—	—	35,389

	$2,230,871	$166,409,677	$—	$168,640,548

Derivative Financial Instruments(a)
Assets:
Equity contracts	$4,921	$—	$—	$4,921

Liabilities:
Equity contracts	$(40,200)	$—	$—	$(40,200)

(a)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock International Index V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $190,268,323)	$168,605,159
Investments at value — affiliated (cost — $35,389)	35,389
Cash	3,357
Cash pledged for futures contracts	92,479
Foreign currency at value (cost — $814,607)	822,375
Receivables:
Investments sold	104,881
Capital shares sold	130,201
Dividends — affiliated	66
Dividends — unaffiliated	1,046,217
From the Manager	7,281
Variation margin on futures contracts	12,303
Deferred offering costs	29,077
Prepaid expenses	162

Total assets	170,888,947

LIABILITIES
Payables:
Capital shares redeemed	79,918
Custodian fees	19,000
Printing fees	32,663
Professional fees	82,007
Variation margin on futures contracts	3,835
Investment advisory fees	2,837
Directors’ and Officer’s fees	4,998
Other accrued expenses	34,547

Total liabilities	259,805

NET ASSETS	$170,629,142

NET ASSETS CONSIST OF
Paid-in capital	$193,590,893
Accumulated loss	(22,961,751)

NET ASSETS	$170,629,142

NET ASSET VALUE
Class I — Based on net assets of $170,629,142 and 21,377,191 shares outstanding, 100 million shares authorized, $0.10 par value	$7.98

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statement of Operations

Year Ended December 31, 2018

BlackRock International Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$278
Dividends — unaffiliated	10,293,566
Foreign taxes withheld	(874,192)

Total investment income	9,419,652

EXPENSES
Investment advisory	402,127
Reorganization	151,536
Custodian	101,456
Professional	60,848
Printing	56,770
Licensing	20,002
Transfer agent	16,787
Directors and Officer	14,790
Accounting services	9,412
Offering	6,204
Registration	5,445
Miscellaneous	49,063

Total expenses	894,440
Less:
Fees waived and/or reimbursed by the Manager or Predecessor Manager	(183,835)
Transfer agent fees waived and/or reimbursed	(15,533)

Total expenses after fees waived and/or reimbursed	695,072

Net investment income	8,724,580

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	51,948,947
Foreign currency transactions	91,041
Futures contracts	(20,965)

52,019,023

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(88,912,218)
Foreign currency translations	(27,999)
Futures contracts	(35,596)

(88,975,813)

Net realized and unrealized loss	(36,956,790)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,232,210)

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock International Index V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,724,580	$8,329,518
Net realized gain	52,019,023	4,812,052
Net change in unrealized appreciation (depreciation)	(88,975,813)	55,954,078

Net increase (decrease) in net assets resulting from operations	(28,232,210)	69,095,648

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(60,158,843)	(12,750,402)

CAPITAL SHARE TRANSACTIONS
Shares sold	3,757,710	2,738,444
Shares issued in reinvestment of distributions	60,158,359	12,750,402
Shares redeemed	(139,137,066)	(13,121,822)

Net increase (decrease) in net assets derived from capital share transactions	(75,220,997)	2,367,024

NET ASSETS(b)
Total increase (decrease) in net assets	(163,612,050)	58,712,270
Beginning of year	334,241,192	275,528,922

End of year	$170,629,142	$334,241,192

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Index V.I. Fund(a)

	Class I

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$14.28		$11.84		$12.21		$12.76		$14.01

Net investment income(b)	0.42		0.36		0.34		0.31		0.44
Net realized and unrealized gain (loss)	(2.40)		2.65		(0.24)		(0.45)		(1.26)

Net increase (decrease) from investment operations	(1.98)		3.01		0.10		(0.14)		(0.82)

Distributions(c)
From net investment income	(0.64)		(0.40)		(0.35)		(0.30)		(0.43)
From net realized gain	(3.68)		(0.17)		(0.12)		(0.11)		—

Total distributions	(4.32)		(0.57)		(0.47)		(0.41)		(0.43)

Net asset value, end of year	$7.98		$14.28		$11.84		$12.21		$12.76

Total Return(d)
Based on net asset value	(13.70)%		25.40%		0.90%		(1.16)%		(5.88)%

Ratios to Average Net Assets
Total expenses	0.31	%(e)	0.26%		0.42%		0.68%		0.64%

Total expenses after fees waived and/or reimbursed	0.24	%(e)	0.26	%(f)	0.42	%(f)	0.68	%(f)	0.64	%(f)

Net investment income	3.00%		2.69%		2.83%		2.31%		3.12%

Supplemental Data
Net assets, end of year (000)	$170,629		$334,241		$275,529		$280,934		$290,761

Portfolio turnover rate	4%		4%		3%		3%		3%

(a)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.27% and 0.24%, respectively.

(f)	The expense ratio includes the effect of expense reimbursements that are less than 0.01%.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International Index V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: On October 29, 2018, the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, reorganized into the Fund (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization. The Reorganization was approved by shareholders of the Predecessor Fund.

The Predecessor Fund is the performance and accounting survivor of the Reorganization, meaning that the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization. The Reorganization was tax-free; accordingly, the Predecessor Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Each shareholder of the Predecessor Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Predecessor Fund shares, as determined at the close of business on October 26, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Predecessor Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
International Equity Index Fund, a series of State Farm Variable Product Trust	14,050,452	1	14,050,452

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments prior to the Reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost of Investments
International Equity Index Fund, a series of State Farm Variable Product Trust	$177,944,330	$174,789,237	$190,647,069

Reorganization costs incurred by the Fund in connection with the Reorganization were expensed by the Fund. The Manager or Predecessor Manager reimbursed the Fund $151,536, which is included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Offering Costs: Offering costs are amortized over a 12- month period beginning with the commencement of operations of a class of shares.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund paid the Manager a monthly fee at an annual rate equal to 0.08% of the average daily value of the Fund’s net assets for the period October 29, 2018 through December 31, 2018.

Prior to October 29, 2018, the Predecessor Fund paid State Farm Investment Management Corp. (“SFIMC” or “Predecessor Manager”), the investment adviser to the Predecessor Fund, an effective investment advisory fee of 0.15%.

SFIMC engaged BlackRock Fund Advisors (“BFA”) as the investment sub-adviser to provide day-to-day portfolio management for the Predecessor Fund. Sub-advisory fees for managing the portfolio were paid by SFIMC. No additional advisory fees were charged to the Predecessor Fund for the services of the sub-adviser.

For the period January 1, 2018 through October 26, 2018, BFA earned $116,396 of fees for sub-advisory services which is included in investment advisory in the Statement of Operations.

Prior to October 29, 2018, the Predecessor Fund did not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the period October 29, 2018 to December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, effective October 29, 2018, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $9.

Effective October 29, 2018, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived by the Manager pursuant to this arrangement.

With respect to the Fund, effective October 29, 2018, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.27%. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, the fees waived and/or reimbursed by the Manager or Predecessor Manager were $32,290.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

These amounts are shown as transfer agent fees waived and/or reimbursed in the Statement of Operations. For the year ended December 31, 2018, the fees waived and/or reimbursed were $15,533.

In addition, effective October 29, 2018, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit fees paid by the Fund for operational and recordkeeping services to 0.05% of average daily net assets. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver or contractual operational and recordkeeping services waiver described above or any voluntary waivers that may be in effect from time to time.

On December 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring December 31,
2020
Fund Level	$32,290
Class I	15,533

Prior to October 29, 2018, SFIMC reimbursed expenses incurred by the Predecessor Fund (other than the investment advisory and management services fee and acquired fund fees) that exceeded 0.20% of the Predecessor Fund’s average daily net assets. Prior-year reimbursements and waivers are not subject to recoupment. For the period January 1, 2018, through October 26, 2018, there were no fees reimbursed by SFIMC pursuant to this agreement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$148,238
Sales	66,382
Net Realized Gain	11,523

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $12,000,747 and $138,624,825, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses was reclassified to the following accounts:

Paid in capital	$(6,204)
Accumulated earnings	$6,204

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$9,255,946	$9,117,495
Long-term capital gains	50,902,897	3,632,907

	$60,158,843	$12,750,402

As of period end, the tax components of accumulated loss were as follows:

Net unrealized losses(a)	$(22,833,320)
Qualified late-year losses(b)	(128,431)

$(22,961,751)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the classification of investments.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$191,376,498

Gross unrealized appreciation	$40,948,741
Gross unrealized depreciation	(63,696,639)

Net unrealized depreciation	$(22,747,898)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/2018 (a)		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	280,077	$3,757,710	205,642	$2,738,444
Shares issued in reinvestment of distributions	7,541,790	60,158,359	894,765	12,750,402
Shares redeemed	(9,845,024)	(139,137,066)	(969,140)	(13,121,822)

Net increase (decrease)	(2,023,157)	$(75,220,997)	131,267	$2,367,024

(a)

Includes the activity of the Predecessor Fund prior to the Reorganization on October 29, 2018. Excludes the exchange of shares of the Predecessor Fund for shares of the Fund during the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

As of December 31, 2018, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 790 Class I Shares of BlackRock International Index V.I. Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

Prior year distribution information and (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(8,906,575)	$(3,843,827)

Distributions in excess of net investment income as of December 31, 2017 was $(2,271,240).

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International Index V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock International Index V.I. Fund (formerly, International Equity Index Fund of State Farm Variable Product Trust) of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 of the Fund were audited by other auditors whose report dated February 23, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Company”) met in person on November 14, 2017 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Company, on behalf of the BlackRock International Index V.I. Fund (the “International Fund”) and BlackRock Small Cap Index V.I. Fund (the “Small Cap Fund”) (each, a “Fund” and together, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”) as each Fund’s investment advisor. The Funds commenced operations in October 2018.

Activities and Composition of the Board

On the date of the Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. The Board’s consideration of the Agreement is a deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Company and each Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s estimated fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and other metrics, as applicable; (b) information regarding BlackRock’s economic outlook for each Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing each Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to each Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to each Fund was consistent with each Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to each Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to each Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning the standards of BlackRock with respect to the execution of portfolio transactions.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to each Fund. The Board noted that BlackRock and its affiliates will provide each Fund with certain administrative, shareholder and other services (in addition to any such services to be provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Funds because the Funds were not yet organized and had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed each Fund’s proposed contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered each Fund’s estimated total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The estimated total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that each Fund’s contractual management fee rate and actual management fee rate ranked in the first quartile, and that each Fund’s estimated total expense ratio ranked in the first quartile, relative to each Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of each Fund’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for each of the Funds.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Funds had not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Funds. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also noted the existence of fee waivers and/or expense caps, noting that any contractual fee waivers and expense caps would be approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	29

Disclosure of Investment Advisory Agreement  (continued)

operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board, including all of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to each Fund were consistent with those generally available to other mutual fund sponsors.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders would be able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Company, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

CDI	Crest Depository Interests

CVA	Certification Van Aandelon (Dutch Certificate)

FDR	Fiduciary Depositary Receipt

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	31

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

On November 14, 2017, the Board of Directors of the Company (the “Board”) and, on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the State Farm Stock and Bond Balanced Fund (the “Target Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on October 29, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its blended benchmark, (60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

The largest contributions to Fund performance came from exposure to the iShares Short Maturity Bond ETF and the iShares Intermediate-Term Corporate Bond ETF.

The largest detractors from Fund performance derived from exposure to the iShares Core MSCI EAFE ETF and the iShares Core S&P 500 ETF.

Describe recent portfolio activity.

During the 12-month period, the Fund adopted a more defensive stance in terms of overall asset allocation, decreasing exposure to equities and increasing exposure to fixed income. The larger fixed income allocation funded increases in investment grade U.S. credit and shorter duration corporate bonds. The Fund also maintained an overweight to U.S. stocks, reducing exposures to developed market and emerging market stocks. The composition of the Fund’s U.S. equities allocation was reorganized, funding an increase in broad U.S. market exposure from small- and mid-cap exposures. In addition, the Fund sought exposure to global technology stocks, and decreased exposure to preferred and momentum-oriented stocks. Lastly, the Fund added to emerging market government bonds, and trimmed its holdings in agency bonds.

Describe portfolio positioning at period end.

At period end, the Fund maintained a slight overweight position to equities relative to the benchmark, but reduced from earlier in the year. The Fund’s top holdings included exposure to U.S. equities, short duration corporate bonds, and investment grade U.S. credit. Within equities, the Fund maintained broad exposure to U.S. large cap and momentum, with smaller allocations to value, growth and minimum volatility. Within fixed income, the Fund was underweight duration and overweight broader credit versus rates. In addition, the Fund ended the period with small allocations to U.S. Treasuries, emerging market equities and emerging market government bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Equity Funds	48%
Fixed Income Funds	34
Short-Term Securities	18

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity, fixed income and alternative indices.
(c)	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

(e)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(f)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns
	6-Month Total Returns (b)	1 Year (b)	Since Inception (b)(c)
Class I(a)	(4.94)%	(4.94)%	2.73%
Class III(a)	(5.10)	(5.18)	2.46
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index	(4.73)	(5.52)	3.47
MSCI All Country World Index	(9.02)	(9.41)	4.12
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	2.12

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$950.60	$1.43	$1,000.00	$1,023.74	$1.48	0.29%
Class III	1,000.00	949.00	3.24	1,000.00	1,021.88	3.36	0.66

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock iShares® Dynamic Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2018	BlackRock iShares® Dynamic Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Affiliated Investment Companies — 121.3%(d)

Equity Funds — 58.4%
iShares Core MSCI EAFE ETF	190,016	$10,450,880
iShares Core MSCI Emerging Markets ETF(a)	81,513	3,843,338
iShares Core S&P 500 ETF(a)	109,639	27,586,269
iShares Core S&P Mid-Cap ETF(a)	20,257	3,363,877
iShares Core S&P Small-Cap ETF(a)	31,125	2,157,585
iShares Edge MSCI Minimum Volatility USA ETF(a)	91,341	4,786,268
iShares Edge MSCI USA Momentum Factor ETF(a)	78,970	7,915,163
iShares Global Tech ETF	45,208	6,511,308
iShares S&P 500 Growth ETF(a)	14,822	2,233,231
iShares S&P 500 Value ETF(a)	22,800	2,305,992

		71,153,911

Fixed Income Funds — 41.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	105,522	11,904,992
iShares Intermediate-Term Corporate Bond ETF(a)	175,713	9,210,876
iShares J.P. Morgan USD Emerging Markets Bond ETF	62,919	6,537,913
iShares Short Maturity Bond ETF(a)	370,419	18,465,387

Security	Shares	Value

Fixed Income Funds (continued)
iShares U.S. Treasury Bond ETF(a)	164,381	$4,051,992

		50,171,160

Short-Term Securities — 21.6%(b)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%	272,513	272,513
SL Liquidity Series, LLC, Money Market Series, 2.57%(c)	26,024,369	26,021,766

		26,294,279

Total Affiliated Investment Companies — 121.3% (Cost: $157,476,510)		147,619,350

Liabilities in Excess of Other Assets — (21.3)%		(25,936,341)

Net Assets — 100.0%		$121,683,009

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.

(d)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	57,845	214,668	(b)	—	272,513	$272,513	$1,577		$—	$—
SL Liquidity Series, LLC, Money Market Series	2,016,002	24,008,367	(b)	—	26,024,369	26,021,766	60,001	(c)	(5,127)	(846)
iShares 1-3 Year Treasury Bond ETF	23,797	3,441		(27,238)	—	—	7,040		(32,501)	16,848
iShares 20+ Year Treasury Bond ETF	—	5,600		(5,600)	—	—	4,471		18,873	—
iShares Agency Bond ETF	11,079	300		(11,379)	—	—	5,711		(24,942)	220
iShares Commodities Select Strategy ETF	6,561	600		(7,161)	—	—	2,930		39,439	(16,904)
iShares Core MSCI EAFE ETF	—	203,181		(13,165)	190,016	10,450,880	187,273		(47,557)	(863,834)
iShares Core MSCI Emerging Markets ETF	50,350	69,237		(38,074)	81,513	3,843,338	84,777		297,238	(525,507)
iShares Core S&P 500 ETF	15,804	98,112		(4,277)	109,639	27,586,269	281,230		310,289	(2,060,848)
iShares Core S&P Mid-Cap ETF	12,423	18,803		(10,969)	20,257	3,363,877	33,384		404,294	(713,878)
iShares Core S&P Small-Cap ETF	19,736	24,727		(13,338)	31,125	2,157,585	19,023		283,951	(488,953)
iShares Edge MSCI Minimum Volatility Global ETF	8,397	2,800		(11,197)	—	—	8,960		147,889	(109,653)
iShares Edge MSCI Minimum Volatility USA ETF	18,450	78,476		(5,585)	91,341	4,786,268	47,510		55,227	(154,615)
iShares Edge MSCI USA Momentum Factor ETF	1,400	88,042		(10,472)	78,970	7,915,163	47,269		86,801	(435,990)
iShares Global Infrastructure ETF	8,277	300		(8,577)	—	—	4,923		13,992	(37,044)
iShares Global Tech ETF	—	46,348		(1,140)	45,208	6,511,308	36,797		(14,311)	(700,087)
iShares Gold Trust	10,379	1,450		(11,829)	—	—	—		1,414	(8,039)
iShares iBoxx $ High Yield Corporate Bond ETF	14,263	600		(14,863)	—	—	15,356		(9,613)	(13,820)
iShares iBoxx $ Investment Grade Corporate Bond ETF	15,740	96,524		(6,742)	105,522	11,904,992	161,087		5,041	(169,353)
iShares Intermediate-Term Corporate Bond ETF	—	191,967		(16,254)	175,713	9,210,876	133,802		(4,394)	(52,103)
iShares International Aggregate Bond ETF	—	1,600		(1,600)	—	—	935		(625)	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	3,140	61,034		(1,255)	62,919	6,537,913	170,612		(4,728)	(172,884)
iShares MSCI Canada ETF	21,075	300		(21,375)	—	—	—		46,125	(82,130)
iShares MSCI EAFE ETF	56,073	1,700		(57,773)	—	—	—		657,197	(615,024)
iShares MSCI EAFE Small-Cap ETF	13,600	100		(13,700)	—	—	—		157,760	(135,709)
iShares Short Maturity Bond ETF	—	381,298		(10,879)	370,419	18,465,387	139,371		(1,846)	(96,893)
iShares Silver Trust	4,905	1,820		(6,725)	—	—	—		(11,338)	(1,680)
iShares S&P 500 Growth ETF	—	15,435		(613)	14,822	2,233,231	11,122		5,985	(128,074)
iShares S&P 500 Value ETF	—	23,420		(620)	22,800	2,305,992	24,516		(975)	(159,529)
iShares U.S. Credit Bond ETF	20,159	1,099		(21,258)	—	—	18,141		(32,278)	(61,398)
iShares U.S. Preferred Stock ETF	13,613	400		(14,013)	—	—	15,116		(15,181)	(1,250)
iShares U.S. Real Estate ETF	3,900	2,400		(6,300)	—	—	11,129		8,084	(6,792)
iShares U.S. Treasury Bond ETF	—	168,524		(4,143)	164,381	4,051,992	27,837		(568)	53,925

Total						$147,619,350	$1,561,900		$2,333,615	$(7,741,844)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	5

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock iShares® Dynamic Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$121,325,071	$—	$—	$121,325,071
Short-Term Securities	272,513	—	—	272,513

	$121,597,584	$—	$—	$121,597,584

Investments valued at NAV(a)				26,021,766

Total Investment				$147,619,350

(a)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to consolidated financial statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2018

BlackRock iShares® Dynamic Allocation V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $25,634,487) (cost — $157,476,510)	$147,619,350
Cash	106
Receivables:
Securities lending income — affiliated	5,643
Capital shares sold	194,057
Dividends — affiliated	340
Dividends — unaffiliated	38,254
From the Manager	1,161
Prepaid expenses	119

Total assets	147,859,030

LIABILITIES
Cash collateral on securities loaned at value	26,027,438
Payables:
Investments purchased	69,991
Accounting services fees	9,664
Capital shares redeemed	4,273
Printing fees	18,568
Distribution fees	822
Transfer agent fees	24,810
Board realignment and consolidation	1,177
Investment advisory fees	2,758
Directors’ and Officer’s fees	5,084
Other affiliates	66
Other accrued expenses	11,370

Total liabilities	26,176,021

NET ASSETS	$121,683,009

NET ASSETS CONSIST OF
Paid-in capital	$131,354,207
Accumulated loss	(9,671,198)

NET ASSETS	$121,683,009

NET ASSET VALUE
Class I — Based on net assets of $117,501,961 and 11,389,620 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.32

Class III — Based on net assets of $4,181,048 and 406,539 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.28

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	7

Consolidated Statement of Operations

Year Ended December 31, 2018

BlackRock iShares® Dynamic Allocation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$1,501,899
Securities lending income — affiliated — net	60,001

Total investment income	1,561,900

EXPENSES
Reorganization	118,371
Transfer agent — class specific	98,712
Professional	72,657
Investment advisory	70,875
Accounting services	50,451
Printing	25,746
Directors and Officer	18,210
Distribution — class specific	9,664
Custodian	8,045
Transfer agent	5,079
Registration	3,869
Board realignment and consolidation	1,195
Miscellaneous	6,212

Total expenses	489,086
Less:
Fees waived and/or reimbursed by the Manager	(203,677)
Transfer agent fees waived and/or reimbursed — class specific	(98,709)

Total expenses after fees waived and/or reimbursed	186,700

Net investment income	1,375,200

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments — affiliated	2,333,615
Net change in unrealized depreciation on investments — affiliated	(7,741,844)

Net realized and unrealized loss	(5,408,229)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,033,029)

See notes to consolidated financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock iShares® Dynamic Allocation V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,375,200	$518,378
Net realized gain	2,333,615	379,198
Net change in unrealized appreciation (depreciation)	(7,741,844)	2,493,939

Net increase (decrease) in net assets resulting from operations	(4,033,029)	3,391,515

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain:
Class I	(2,881,352)	(452,727)
Class III	(93,658)	(56,728)
From return of capital:
Class I	—	(13,367)
Class III	—	(3,178)

Decrease in net assets resulting from distributions to shareholders	(2,975,010)	(526,000)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	99,743,994	6,142,899

NET ASSETS(b)
Total increase in net assets	92,735,955	9,008,414
Beginning of year	28,947,054	19,938,640

End of year	$121,683,009	$28,947,054

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	9

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock iShares® Dynamic Allocation V.I. Fund

	Class I
	Year Ended December 31,					Period from 04/30/2014 (a) to 12/31/2014
	2018		2017	2016	2015

Net asset value, beginning of period	$11.13		$9.85	$9.45	$10.02	$10.00

Net investment income(b)	0.33		0.23	0.22	0.24	0.20
Net realized and unrealized gain (loss)	(0.88)		1.26	0.39	(0.63)	(0.07)

Net increase (decrease) from investment operations	(0.55)		1.49	0.61	(0.39)	0.13

Distributions(c)
From net investment income	(0.11)		(0.20)	(0.20)	(0.17)	(0.10)
From net realized gain	(0.15)		—	—	—	(0.01)
From return of capital	—		(0.01)	(0.01)	(0.01)	—

Total distributions	(0.26)		(0.21)	(0.21)	(0.18)	(0.11)

Net asset value, end of period	$10.32		$11.13	$9.85	$9.45	$10.02

Total Return(d)
Based on net asset value	(4.94)%		15.11%	6.49%	(3.88)%	1.27	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.00	%(g)	0.94%	0.83%	1.90%	6.47	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.37	%(g)	0.53%	0.53%	0.64%	0.75	%(h)

Net investment income	3.01%		2.14%	2.27%	2.41%	2.85	%(h)

Supplemental Data
Net assets, end of period (000)	$117,502		$25,332	$18,135	$14,636	$6,092

Portfolio turnover rate	54%		48%	54%	54%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,				Period from 04/30/2014 (a) to 12/31/2014
	2018	2017	2016	2015
Investments in underlying funds	0.20%	0.21%	0.23%	0.29%	0.27%

(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.76% and 0.37%, respectively.

(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I would have been 7.00%.

See notes to consolidated financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares® Dynamic Allocation V.I. Fund (continued)

	Class III
	Year Ended December 31,					Period from 04/30/2014 (a) to 12/31/2014
	2018		2017	2016	2015

Net asset value, beginning of period	$11.09		$9.83	$9.44	$10.01	$10.00

Net investment income(b)	0.20		0.21	0.21	0.26	0.17
Net realized and unrealized gain (loss)	(0.77)		1.24	0.37	(0.66)	(0.06)

Net increase (decrease) from investment operations	(0.57)		1.45	0.58	(0.40)	0.11

Distributions(c)
From net investment income	(0.09)		(0.18)	(0.18)	(0.16)	(0.09)
From net realized gain	(0.15)		—	—	—	(0.01)
From return of capital	—		(0.01)	(0.01)	(0.01)	—

Total distributions	(0.24)		(0.19)	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$10.28		$11.09	$9.83	$9.44	$10.01

Total Return(d)
Based on net asset value	(5.18)%		14.72%	6.16%	(3.99)%	1.05	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.38	%(g)	1.25%	1.02%	1.87%	8.32	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.72	%(g)	0.78%	0.78%	0.86%	1.00	%(h)

Net investment income	1.83%		1.97%	2.08%	2.56%	2.54	%(h)

Supplemental Data
Net assets, end of period (000)	$4,181		$3,615	$1,804	$1,174	$20

Portfolio turnover rate	54%		48%	54%	54%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,				Period from 04/30/2014 (a) to 12/31/2014
	2018	2017	2016	2015
Investments in underlying funds	0.20%	0.21%	0.23%	0.29%	0.27%

(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.14% and 0.72%, respectively.

(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class III would have been 9.13%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	11

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares@ Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: The Board and the Board of Trustees of State Farm Variable Product Trust and shareholders of the Target Fund approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on October 26, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	iShares® Dynamic Allocation V.I. Fund Share Class	Shares of iShares® Dynamic Allocation V.I. Fund
State Farm Stock and Bond Balanced Fund	9,171,251	0.94097697	Class I	8,629,936

The Target Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the reorganization were as follows:

Target Fund	Net Assets	Paid-In Capital	Accumulated Loss
State Farm Stock and Bond Balanced Fund	$93,649,853	$98,897,788	$(5,247,935)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $32,398,241. The aggregate net assets of the Fund immediately after the acquisition amounted to $126,048,094. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Stock and Bond Balanced Fund	$93,059,358	$98,307,293

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and closed on October 29, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $2,113,145

•	Net realized and change in unrealized loss on investments: $(6,224,912)

•	Net decrease in net assets resulting from operations: $(4,111,767)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Consolidated Statement of Operations since October 29, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. The Manager reimbursed the Fund $116,751, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares@ Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

assets of the Subsidiary as of period end were $0, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	13

Notes to Consolidated Financial Statements  (continued)

Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Deutsche Bank Securities Inc.	$687,652	$(687,652)	$—
JP Morgan Securities LLC	24,946,835	(24,946,835)	—

	$25,634,487	$(25,634,487)	$—

(a)

Cash collateral with a value of $ 26,027,438 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.150%
$1 Billion — $3 Billion	0.140
$3 Billion — $5 Billion	0.135
Greater than $5 Billion	0.130

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the class specific distribution fees borne directly by Class III were $9,664.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations. For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$90,392	$8,320	$98,712

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2018, the amount waived was $82.

In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. For the year ended December 31, 2018, there were no fees waived by the manager.

For the year ended December 31, 2018, the Fund reimbursed the Manager $442 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Effective October 29, 2018, with respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
0.19%	0.44%

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	15

Notes to Consolidated Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, the Manager waived and/or reimbursed $86,844 which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

Prior to October 29, 2018, Class I and Class III expense limitations as a percentage of average daily net assets were 0.53% and 0.78%, respectively.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer agent fees waived and/or reimbursed	$90,389	$8,320	$98,709

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

On December 31, 2018, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring December 31,
	2019	2020
Fund Level	$79,451	$86,844
Class I	25,064	90,389
Class III	3,305	8,320

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2018:

Fund Level	$21,999
Class I	29,259
Class III	2,053

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $12,881 for securities lending agent services.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, and excluding short-term securities, were $33,229,988 and $28,504,245, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to the characterization of income/losses from a wholly owned subsidiary was reclassified to the following accounts:

Paid-in capital	$(9,924)
Accumulated earnings	9,924

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$1,250,006	$509,455
Long term capital gains	1,725,004	—
Tax return of capital	—	16,545

	$2,975,010	$526,000

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$23,778
Undistributed long-term capital gains	130,939
Net unrealized losses(a)	(9,825,915)

$(9,671,198)

(a)	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

During the year ended December 31, 2018, the Fund utilized $458,729 of its capital loss carryforward.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$157,563,080

Gross unrealized appreciation	$73,594
Gross unrealized depreciation	(10,017,324)

Net unrealized depreciation	$(9,943,730)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	17

Notes to Consolidated Financial Statements  (continued)

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	766,813	$8,557,354	583,027	$6,150,100
Shares issued in reinvestment of distributions	279,201	2,881,352	41,877	466,094
Shares issued in reorganization	8,629,936	93,649,853	—	—
Shares redeemed	(563,155)	(6,224,356)	(189,522)	(1,993,433)

Net increase	9,112,795	$98,864,203	435,382	$4,622,761

Class III
Shares sold	173,313	$1,932,140	176,888	$1,880,454
Shares issued in reinvestment of distributions	9,111	93,658	5,402	59,907
Shares redeemed	(101,732)	(1,146,007)	(39,950)	(420,223)

Net increase	80,692	$879,791	142,340	$1,520,138

Total Net Increase	9,193,487	$99,743,994	577,722	$6,142,899

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Consolidated Statement of Assets and Liabilities, Consolidated Statements of Changes in Net Assets and Notes to the Consolidated Financial Statements.

Prior year distribution information and undistributed net investment income in the Consolidated Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Return of Capital
Class I	$(452,727)	$(13,367)
Class III	(56,728)	(3,178)

Undistributed net investment income as of December 31, 2017 was $16,399.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock iShares Dynamic Allocation V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock iShares Dynamic Allocation V.I. Fund, of BlackRock Variable Series Funds, Inc. and subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and for the period from April 30, 2014 (commencement of operations) through December 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

EAFE	Europe, Australasia and Far East

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	21

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Large Cap Focus Growth V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Large Cap Focus Growth V.I. Fund

Investment Objective

BlackRock Large Cap Focus Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

On a sector basis, the largest contributor to relative performance was consumer discretionary where internet & direct marketing retail holdings had the most positive impact. Selection within hotels, restaurants & leisure and a lack of exposure to media also added value within the sector. Health care and industrials were additional sources of strength. Within health care, equipment & supplies and life sciences tools & services holdings drove gains, while positioning to machinery and zero exposure to air freight & logistics benefited performance in industrials.

The top individual contributors were Amazon.com Inc. and Netflix Inc. Amazon outperformed as the company delivered a series of strong earnings reports, with revenue acceleration in North America, International, Prime, Amazon Web Services (“AWS”) and advertising. In addition, Amazon’s operating margin expansion has been notable, driven by advertising, subscription services, AWS and shipping efficiencies. At period end, the Fund maintained its overweight position in Amazon. Netflix continued to outperform after a series of strong earnings reports. The company exceeded 23 million global net subscriber additions for 2017 and is on pace to exceed 28 million in 2018, ahead of our forecasts. Overall, the investment adviser’s thesis is playing out as the mutually reinforcing growth of content and subscribers is benefiting Netflix as it gains scale.

Conversely, communication services detracted from performance with entertainment holdings hindering results. Consumer staples and materials also weighed on performance. Selection within beverages was a drag in consumer staples, while an overweight to construction materials was a weakness in materials (at period end the Fund had zero exposure to construction materials).

The top detractors over the annual period were Tencent Holdings Ltd. and Constellation Brands Inc. Tencent underperformed amid U.S./China trade tensions, weakness in the Chinese stock market, regulatory uncertainty and questions around timing of game launches and monetization. In addition, data showed a modest decline in Tencent’s share of mobile user time spent. Constellation has underperformed on investor concerns over sales growth for its Mexican import beers and overall beer profit margin growth, as well over reinvestment risk in cannabis and hemp company Canopy Growth. Constellation announced a $4 billion investment in Canopy Growth during the second quarter.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity, market movement and sector reclassifications during the 12-month period, the portfolio’s weighting in the communication services sector increased, particularly within entertainment and interactive media & services. Health care exposure also increased, namely within equipment & supplies. Exposure to information technology decreased, largely with respect to internet software & services. Consumer discretionary exposure, namely within specialty retail, declined as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was the health care sector, followed by communication services. Industrials was the largest sector underweight, followed by consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Large Cap Focus Growth V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Growth V.I. Fund.”

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2018

	6-Month	Average Annual Total Returns
	Total Returns (b)	1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(10.60)%	3.01%	11.05%	14.61%
Class III(a)	(10.72)	2.77	10.78	14.33
Russell 1000® Growth Index	(8.17)	(1.51)	10.40	15.29

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Growth V.I. Fund.”

(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$894.00	$3.87	$1,000.00	$1,021.12	$4.13	0.81%
Class III	1,000.00	892.80	5.06	1,000.00	1,019.86	5.40	1.06

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock Large Cap Focus Growth V.I. Fund

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	33%
Health Care	19
Consumer Discretionary	17
Communication Services	14
Financials	6
Industrials	5
Real Estate	2
Consumer Staples	2
Short-Term Securities	7
Liabilities in Excess of Other Assets	(5)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Large Cap Focus Growth V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.2%

Automobiles — 0.9%
Tesla, Inc.(a)(b)	4,228	$1,407,078

Beverages — 1.7%
Constellation Brands, Inc., Class A	16,720	2,688,910

Biotechnology — 1.4%
Vertex Pharmaceuticals, Inc.(b)	13,974	2,315,632

Capital Markets — 3.9%
CME Group, Inc.	14,503	2,728,304
S&P Global, Inc.	20,957	3,561,433

		6,289,737

Diversified Financial Services — 2.4%
Berkshire Hathaway, Inc., Class B(b)	18,726	3,823,475

Entertainment — 5.4%(b)
Electronic Arts, Inc.	53,328	4,208,112
Netflix, Inc.	17,256	4,618,741

		8,826,853

Equity Real Estate Investment Trusts (REITs) — 2.3%
SBA Communications Corp.(b)	22,962	3,717,318

Health Care Equipment & Supplies — 8.4%
Align Technology, Inc.(b)	12,732	2,666,463
Becton Dickinson and Co.	18,339	4,132,143
Boston Scientific Corp.(b)	112,641	3,980,733
Intuitive Surgical, Inc.(b)	5,987	2,867,294

		13,646,633

Health Care Providers & Services — 5.6%
Centene Corp.(b)	19,224	2,216,527
UnitedHealth Group, Inc.	27,549	6,863,007

		9,079,534

Hotels, Restaurants & Leisure — 1.2%
Domino’s Pizza, Inc.(a)	7,943	1,969,785

Interactive Media & Services — 8.6%
Alphabet, Inc., Class A(b)	6,127	6,402,470
Alphabet, Inc., Class C(b)	74	76,635
Facebook, Inc., Class A(b)	20,017	2,624,028
Tencent Holdings Ltd.	119,746	4,799,462

		13,902,595

Internet & Direct Marketing Retail — 14.6%
Amazon.com, Inc.(b)	11,146	16,740,958
Booking Holdings, Inc.(b)	2,326	4,006,349
MercadoLibre, Inc.	9,845	2,883,108

		23,630,415

IT Services — 10.6%
Mastercard, Inc., Class A	29,792	5,620,261
PayPal Holdings, Inc.(b)	40,343	3,392,443
Visa, Inc., Class A	62,088	8,191,890

		17,204,594

Life Sciences Tools & Services — 1.9%
Illumina, Inc.(b)	10,029	3,007,998

Machinery — 1.0%
Xylem, Inc.	23,815	1,588,937

Pharmaceuticals — 1.3%
Zoetis, Inc.	24,553	2,100,264

Professional Services — 2.6%
CoStar Group, Inc.(b)	12,290	4,145,909

Security		Shares		Value

Road & Rail — 1.8%
Union Pacific Corp.		21,561		$2,980,377

Semiconductors & Semiconductor Equipment — 3.4%
ASML Holding NV (Registered), NYRS(a)		19,976		3,108,665
NVIDIA Corp.		18,665		2,491,778

				5,600,443

Software — 18.3%
Adobe, Inc.(b)		17,912		4,052,411
Autodesk, Inc.(b)		19,703		2,534,003
Intuit, Inc.		19,785		3,894,677
Microsoft Corp.		102,984		10,460,085
salesforce.com, Inc.(a)(b)		44,356		6,075,441
ServiceNow, Inc.(a)(b)		14,931		2,658,465

				29,675,082

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.		9,314		1,469,190

Total Common Stocks — 98.2% (Cost: $136,713,044)				159,070,759

Total Long-Term Investments — 98.2% (Cost: $136,713,044)				159,070,759

Short-Term Securities — 7.1%

Money Market Funds — 7.1%(c)(f)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%		3,741,601		3,741,601
SL Liquidity Series, LLC, Money Market Series, 2.57%(d)		7,770,691		7,769,914

Total Money Market Funds — 7.1% (Cost: $11,512,292)				11,511,515

		Par (000)

Time Deposits — 0.0%
Brown Brothers Harriman & Co.:
0.83%, 01/02/19	AUD	—	(e)	230
1.52%, 01/02/19	HKD	1		90

Total Time Deposits — 0.0% (Cost: $320)				320

Total Short-Term Securities — 7.1% (Cost: $11,512,612)				11,511,835

Total Investments — 105.3% (Cost: $148,225,656)				170,582,594

Liabilities in Excess of Other Assets — (5.3)%				(8,517,100)

Net Assets — 100.0%				$162,065,494

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Amount is less than $500.

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock Large Cap Focus Growth V.I. Fund

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	82,464	3,659,137	3,741,601	$3,741,601	$42,698		$—	$—
SL Liquidity Series, LLC, Money Market Series	2,198,635	5,572,056	7,770,691	7,769,914	24,190	(b)	(1,480)	(777)

				$11,511,515	$66,888		$(1,480)	$(777)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks:
Automobiles	$1,407,078	$—	$—	1,407,078
Beverages	2,688,910	—	—	2,688,910
Biotechnology	2,315,632	—	—	2,315,632
Capital Markets	6,289,737	—	—	6,289,737
Diversified Financial Services	3,823,475	—	—	3,823,475
Entertainment	8,826,853	—	—	8,826,853
Equity Real Estate Investment Trusts (REITs)	3,717,318	—	—	3,717,318
Health Care Equipment & Supplies	13,646,633	—	—	13,646,633
Health Care Providers & Services	9,079,534	—	—	9,079,534
Hotels, Restaurants & Leisure	1,969,785	—	—	1,969,785
Interactive Media & Services	9,103,133	4,799,462	—	13,902,595
Internet & Direct Marketing Retail	23,630,415	—	—	23,630,415
IT Services	17,204,594	—	—	17,204,594
Life Sciences Tools & Services	3,007,998	—	—	3,007,998
Machinery	1,588,937	—	—	1,588,937
Pharmaceuticals	2,100,264	—	—	2,100,264
Professional Services	4,145,909	—	—	4,145,909
Road & Rail	2,980,377	—	—	2,980,377
Semiconductors & Semiconductor Equipment	5,600,443	—	—	5,600,443
Software	29,675,082	—	—	29,675,082
Technology Hardware, Storage & Peripherals	1,469,190	—	—	1,469,190
Short-Term Securities
Money Market Funds	3,741,601	—	—	3,741,601
Time Deposits	—	320	—	320

Subtotal	$158,012,898	$4,799,782	$—	$162,812,680

Investments valued at NAV(a)				7,769,914

Total Investments				$170,582,594

(a)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock Large Cap Focus Growth V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $7,654,931) (cost — $136,713,364)	$159,071,079
Investments at value — affiliated (cost — $11,512,292)	11,511,515
Receivables:
Investments sold	1,902,180
Securities lending income — affiliated	1,435
Capital shares sold	86,094
Dividends — affiliated	5,575
Dividends — unaffiliated	25,135
Prepaid expenses	186

Total assets	172,603,199

LIABILITIES
Cash collateral on securities loaned at value	7,772,921
Payables:
Investments purchased	2,197,176
Capital shares redeemed	213,992
Distribution fees	15,155
Board realignment and consolidation	7,800
Investment advisory fees	92,106
Directors’ and Officer’s fees	5,552
Other affiliates	384
Other accrued expenses	232,619

Total liabilities	10,537,705

NET ASSETS	$162,065,494

NET ASSETS CONSIST OF
Paid-in capital	$138,951,741
Accumulated earnings	23,113,753

NET ASSETS	$162,065,494

NET ASSET VALUE
Class I — Based on net assets of $91,380,167 and 6,862,235 shares outstanding, 100 million shares authorized, $0.10 par value.	$13.32

Class III — Based on net assets of $70,685,327 and 5,384,728 shares outstanding, 100 million shares authorized, $0.10 par value.	$13.13

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2018

BlackRock Large Cap Focus Growth V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$42,698
Dividends — unaffiliated	989,508
Securities lending income — affiliated — net	24,190
Foreign taxes withheld	(366)

Total investment income	1,056,030

EXPENSES
Investment advisory	1,149,721
Transfer agent — class specific	367,671
Distribution — class specific	179,321
Professional	70,242
Accounting services	50,037
Directors and Officer	19,396
Printing	15,294
Board realignment and consolidation	7,907
Transfer agent	5,000
Custodian	4,163
Registration	598
Miscellaneous	12,383

Total expenses	1,881,733
Less:
Fees waived and/or reimbursed by the Manager	(1,760)
Transfer agent fees waived and/or reimbursed — class specific	(243,856)

Total expenses after fees waived and/or reimbursed	1,636,117

Net investment loss	(580,087)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,480)
Investments — unaffiliated	15,470,426
Foreign currency transactions	(147)

15,468,799

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(777)
Investments — unaffiliated	(11,921,848)
Foreign currency translations	(25)

(11,922,650)

Net realized and unrealized gain	3,546,149

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,966,062

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Large Cap Focus Growth V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(580,087)	$24,367
Net realized gain	15,468,799	27,208,552
Net change in unrealized appreciation (depreciation)	(11,922,650)	9,233,119

Net increase in net assets resulting from operations	2,966,062	36,466,038

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(10,303,447)	(16,392,533)
Class III	(7,856,717)	(8,780,361)

Decrease in net assets resulting from distributions to shareholders	(18,160,164)	(25,172,894)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,131,719	17,142,344

NET ASSETS(b)
Total increase in net assets	6,937,617	28,435,488
Beginning of year	155,127,877	126,692,389

End of year	$162,065,494	$155,127,877

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund

	Class I

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.51	$13.35	$13.59	$14.08	$14.22

Net investment income (loss)(a)	(0.04)	0.02	0.09	0.08	0.09
Net realized and unrealized gain	0.49	3.92	0.99	0.31	1.92

Net increase from investment operations	0.45	3.94	1.08	0.39	2.01

Distributions(b)
From net investment income	—	(0.01)	(0.10)	(0.09)	(0.08)
From net realized gain	(1.64)	(2.77)	(1.22)	(0.79)	(2.07)

Total distributions	(1.64)	(2.78)	(1.32)	(0.88)	(2.15)

Net asset value, end of year	$13.32	$14.51	$13.35	$13.59	$14.08

Total Return(c)
Based on net asset value	3.01%	29.56%	7.89%	2.73%	14.16%

Ratios to Average Net Assets(d)
Total expenses	0.96%	1.01%	0.96%	0.95%	0.96%

Total expenses after fees waived and/or reimbursed	0.82%	0.89%	0.84%	0.82%	0.83%

Net investment income (loss)	(0.23)%	0.10%	0.68%	0.59%	0.57%

Supplemental Data
Net assets, end of year (000)	$91,380	$100,308	$87,346	$98,485	$108,329

Portfolio turnover rate	63%	95%	37%	35%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018	2017		2016	2015	2014

Net asset value, beginning of year	$14.36	$13.24		$13.50	$13.99	$14.14

Net investment income (loss)(a)	(0.08)	(0.02)		0.06	0.05	0.05
Net realized and unrealized gain	0.49	3.88		0.96	0.30	1.92

Net increase from investment operations	0.41	3.86		1.02	0.35	1.97

Distributions(b)
From net investment income	—	(0.00	)(c)	(0.06)	(0.05)	(0.05)
From net realized gain	(1.64)	(2.74)		(1.22)	(0.79)	(2.07)

Total distributions	(1.64)	(2.74)		(1.28)	(0.84)	(2.12)

Net asset value, end of year	$13.13	$14.36		$13.24	$13.50	$13.99

Total Return(d)
Based on net asset value	2.77%	29.23%		7.54%	2.51%	13.96%

Ratios to Average Net Assets(e)
Total expenses	1.22%	1.28%		1.22%	1.21%	1.22%

Total expenses after fees waived and/or reimbursed	1.07%	1.14%		1.09%	1.07%	1.09%

Net investment income (loss)	(0.48)%	(0.16)%		0.42%	0.35%	0.32%

Supplemental Data
Net assets, end of year (000)	$70,685	$54,820		$39,346	$37,818	$32,090

Portfolio turnover rate	63%	95%		37%	35%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Focus Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc.	$1,759,134	$(1,759,134)	$—
Deutsche Bank Securities Inc.	1,162,471	(1,162,471)	—
JP Morgan Securities LLC	3,739,281	(3,739,281)	—
State Street Bank & Trust Co.	13,639	(13,639)	—
Toronto Dominion Bank	980,406	(980,406)	—

	$7,654,931	$(7,654,931)	$—

(a)

Cash collateral with a value of $ 7,772,921 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the class specific distribution fees borne directly by Class III were $179,321.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$216,942	$150,729	$367,671

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $1,760.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $2,035 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$143,337	$100,519	$243,856

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $9,137 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $110,449,679 and $109,752,812, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to net operating losses were reclassified to the following accounts:

Paid in capital	$(617,029)
Accumulated earnings	$617,029

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$513,495	$2,327,022
Long term capital gains	17,646,669	22,845,872

	$18,160,164	$25,172,894

As of period end, the tax components of accumulated earnings were as follows:

Undistributed long-term capital gains	$737,387
Net unrealized gains(a)	22,376,366

$23,113,753

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and timing and recognition of partnership income.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$148,260,086

Gross unrealized appreciation	$27,466,004
Gross unrealized depreciation	(5,143,496)

Net unrealized appreciation	$22,322,508

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	386,678	$6,168,160	299,156	$4,606,186
Shares issued in reinvestment of distributions	755,113	10,303,447	1,121,874	16,392,533
Shares redeemed	(1,192,018)	(19,141,189)	(1,052,862)	(16,192,812)

Net increase (decrease)	(50,227)	$(2,669,582)	368,168	$4,805,907

Class III
Shares sold	2,379,648	$38,478,618	722,465	$10,907,398
Shares issued in reinvestment of distributions	587,788	7,856,717	607,374	8,780,361
Shares redeemed	(1,399,440)	(21,534,034)	(485,328)	(7,351,322)

Net increase	1,567,996	$24,801,301	844,511	$12,336,437

Total Net Increase	1,517,769	$22,131,719	1,212,679	$17,142,344

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(39,574)	$(16,352,959)
Class III	(2,263)	(8,778,098)

Undistributed net investment income as of December 31, 2017 was $17,082.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Focus Growth V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Large Cap Focus Growth V.I. Fund, of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

HKD	Hong Kong Dollar

Portfolio Abbreviations

NYRS	New York Registered Shares

S&P	Standard & Poor’s

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Managed Volatility V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

On November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) and, on December 1, 2017, the Board of Trustees of HIMCO VIT Portfolio Diversifier Fund (the “Target Fund”) approved a reorganization of the Target Fund into the Fund. At a special shareholder meeting on April 4, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on April 23, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its blended benchmark (50% MSCI All Country World Index/50% FTSE World Government Bond Index (hedged into USD) and underperformed its performance benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

Positive contributions were driven by a mix of relative value and directional positioning across countries. Positive returns were generated across fixed income, equity and currency allocations. The Fund’s cautious stance on the U.S. bond market contributed positively to performance, especially early in the period as domestic inflation strengthened, growth remained firm and the Fed maintained relatively hawkish rhetoric despite equity market volatility. A defensive view on domestic stocks also contributed as concerns over rising inflation and tightening monetary policy acted as a headwind to the U.S. equity market. Exposure to equities in Europe, Asia (ex-Japan) and emerging markets also added value. Later in the period, directional long positions in global developed market (“DM”) sovereign bond futures contributed positively. As global growth momentum slowed over the second half of the year, the majority of DM central banks had marginally dovish responses. This, coupled with the sharp equity sell-off in December, pushed global DM interest rates lower, benefiting the Fund’s long positions.

On the downside, exposure to European bonds dampened Fund returns late in the second quarter of 2018. Additionally, an allocation to Mexican bonds detracted from returns amid heightened concerns over the outcome of that country’s presidential election. An underweight position in the Japanese yen also weighed on returns as increased risk aversion in global markets and more hawkish comments from the Bank of Japan resulted in appreciation of the yen. As the period progressed, relative value fixed income positioning began to weigh on returns. Specifically, the Fund held a relative short position in Indian interest rates on expectations of higher inflation due to a weaker rupee and expanding monetary base. However, the Reserve Bank of India surprised the market by keeping interest rates unchanged, and rates subsequently rallied. The negative impact of the short Indian rate position was partially offset by a paired long in Mexican rates. On the equity side, a directional long position in Japanese equities weighed on returns in October and November before the position was cut in early December. Cross-sector equity positioning slightly detracted as well.

Describe recent portfolio activity.

The Fund began the period with a preference for stocks relative to bonds. Within equities, the Fund held notable long exposure to U.S. and Japanese stocks. Within fixed income, the Fund maintained a cautious stance on U.S. bonds. During the first half of the year, the Fund also added to emerging market stocks and bonds on attractive valuations, while trimming an overweight to European stocks and significantly reducing exposure to both European bonds and U.S. stocks. In the second half of the year, the Fund increased its long exposure to European stocks and moved from a net short position in European fixed income to a net long position. The Fund generally increased its stance with respect to duration and corresponding interest rate sensitivity into period end on expectations of weaker growth and moderate central bank policies.

Derivatives are used by the investment adviser as a means to manage and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund and to efficiently implement and manage risk. Derivatives comprise the majority of the Fund’s notional exposures. The strategies that employ these derivatives (primarily futures, forwards, and interest rate or total return swaps) vary in nature, but generally speaking, they seek to generate macro alpha by tactically allocating across major asset classes in line with the investment adviser’s macro outlook. During the period, the Fund’s use of derivatives as opposed to physical securities contributed positively to Fund performance.

The Fund held a relatively high allocation to cash backing derivative positions. Given derivatives’ ability to generate economic exposures for the Fund without the need to fully allocate cash, the Fund often had a high percentage exposure to cash throughout the period. The Fund’s cash exposures did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

As of period end, the Fund was positioned net long in equities, net long in duration, and net long in the U.S. dollar. In equities, the Fund was long in Europe with underweights in North America and Asia (ex-Japan). The Fund maintained a slightly constructive view on emerging market equities. On the fixed income side, the Fund held a strong preference for Europe and Australia with generally bearish positions in emerging markets. In currencies, the Fund was positioned long in the U.S. dollar and Australian dollar with shorts in emerging markets and the euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Managed Volatility V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

The Fund uses an asset allocation strategy, investing various percentages of its portfolio in three major categories: stocks, bonds and money market investments. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Balanced Capital V.I. Fund”.

(c)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

(d)	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.
(e)	A customized weighted index comprised of the returns of 50% MSCI ACWI/50% FTSE WGBI (hedged into USD).
(f)

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the ICE BofAML 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)		10 Years (b)
Class I(a)	(0.15)%	1.02%	1.87%		6.10%
Class III(a)	(0.26)	0.80 (c)	1.62	(c)	5.84	(c)
50% MSCI ACWI/50% FTSE WGBI (hedged into USD)	(3.58)	(3.32)	4.11		6.63
MSCI ACWI	(9.02)	(9.41)	4.26		9.46
FTSE WGBI (hedged into USD)	1.81	2.60	3.60		3.25
ICE BofAML 3-Month U.S. Treasury Bill Index	1.06	1.87	0.63		0.38

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Balanced Capital V.I. Fund”.

(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$998.50	$2.97	$1,000.00	$1,022.23	$3.01	0.59%
Class III	1,000.00	997.40	4.23	1,000.00	1,020.97	4.28	0.84

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock Managed Volatility V.I. Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Common Stocks	71%
U.S. Treasury Obligations	29
U.S. Government Sponsored Agency Obligations	—	(b)
Preferred Stocks	—	(b)
Corporate Bonds	—	(b)
Rights	—	(b)
Other Interests	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Representing less than 0.5% of the Fund’s total investments.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 55.3%

Aerospace & Defense — 0.8%
Airbus SE	1,299	$123,847
BAE Systems plc	28,041	164,008
Boeing Co. (The)	1,224	394,740
Bombardier, Inc., Class B(a)	12,346	18,358
CAE, Inc.	12,582	231,235
Dassault Aviation SA	302	418,680
Harris Corp.	206	27,738
Huntington Ingalls Industries, Inc.	549	104,480
Lockheed Martin Corp.	223	58,390
Northrop Grumman Corp.	353	86,450
Raytheon Co.	640	98,144
Singapore Technologies Engineering Ltd.	46,700	119,715
Spirit AeroSystems Holdings, Inc., Class A	1,647	118,732
TransDigm Group, Inc.(a)	40	13,602

		1,978,119

Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	812	68,281
Expeditors International of Washington, Inc.	8,921	607,431
United Parcel Service, Inc., Class B	2,215	216,029

		891,741

Airlines — 0.5%
American Airlines Group, Inc.	5,691	182,738
Delta Air Lines, Inc.	1,382	68,962
Deutsche Lufthansa AG (Registered)	13,120	296,296
Southwest Airlines Co.	7,934	368,772
United Continental Holdings, Inc.(a)	4,127	345,554

		1,262,322

Auto Components — 0.0%
Bridgestone Corp.	2,100	80,568

Automobiles — 0.6%
Bayerische Motoren Werke AG	2,656	215,415
Daimler AG (Registered)	4,597	242,330
Ferrari NV	263	26,170
Fiat Chrysler Automobiles NV(a)	8,071	116,371
Honda Motor Co. Ltd.	1,500	39,518
Peugeot SA	4,564	97,340
Subaru Corp.	4,900	104,680
Suzuki Motor Corp.	1,900	95,782
Toyota Motor Corp.	5,900	341,531
Volkswagen AG	521	83,347

		1,362,484

Banks — 4.3%
ABN AMRO Group NV, CVA(b)	1,344	31,627
AIB Group plc	43,771	184,570
Australia & New Zealand Banking Group Ltd.	15,115	261,167
Banco Bilbao Vizcaya Argentaria SA	84,469	448,684
Banco de Sabadell SA	44,820	51,284
Banco Santander SA	92,180	418,589
Bank Hapoalim BM	775	4,901
Bank Leumi Le-Israel BM	6,880	41,590
Bank of America Corp.	37,699	928,903
Bank of Ireland Group plc	43,888	244,093
Bankinter SA	23,802	190,990
Barclays plc	48,996	93,743
BB&T Corp.	2,869	124,285
BOC Hong Kong Holdings Ltd.	4,500	16,703
CaixaBank SA	75,228	272,433
CIT Group, Inc.	2,087	79,870
Citigroup, Inc.	7,894	410,962
Citizens Financial Group, Inc.	3,236	96,206

Security	Shares	Value

Banks (continued)
Commonwealth Bank of Australia	6,493	$331,193
DBS Group Holdings Ltd.	7,100	123,468
Fifth Third Bancorp	3,850	90,591
Hang Seng Bank Ltd.	1,300	29,122
HSBC Holdings plc	122,381	1,009,611
ING Groep NV	25,935	278,972
JPMorgan Chase & Co.	12,620	1,231,964
M&T Bank Corp.	95	13,597
Mitsubishi UFJ Financial Group, Inc.	32,200	158,027
Mizuho Financial Group, Inc.	59,400	91,906
National Australia Bank Ltd.	4,123	69,965
Nordea Bank AB	11,014	92,718
Oversea-Chinese Banking Corp. Ltd.	12,500	103,395
Regions Financial Corp.	4,212	56,357
Royal Bank of Canada	2,837	194,176
Royal Bank of Scotland Group plc	55,018	152,623
Skandinaviska Enskilda Banken AB, Class A	18,467	179,516
Standard Chartered plc	27,481	213,573
Sumitomo Mitsui Financial Group, Inc.	7,400	243,941
Sumitomo Mitsui Trust Holdings, Inc.	100	3,642
SunTrust Banks, Inc.	2,292	115,608
SVB Financial Group(a)	108	20,511
Svenska Handelsbanken AB, Class A	4,395	48,897
Swedbank AB, Class A	7,667	171,366
Toronto-Dominion Bank (The)	4,814	239,290
UniCredit SpA	10,020	113,496
United Overseas Bank Ltd.	5,400	97,686
US Bancorp	6,633	303,128
Wells Fargo & Co.	18,352	845,660
Westpac Banking Corp.	12,931	228,489

		10,753,088

Beverages — 0.8%
Asahi Group Holdings Ltd.	300	11,626
Carlsberg A/S, Class B	729	77,550
Coca-Cola Amatil Ltd.	5,727	33,031
Coca-Cola Co. (The)	176	8,334
Coca-Cola European Partners plc	2,981	136,679
Constellation Brands, Inc., Class A	72	11,579
Diageo plc	8,101	289,484
Heineken Holding NV	1,985	167,706
Heineken NV	1,745	154,235
Kirin Holdings Co. Ltd.	4,100	85,491
Molson Coors Brewing Co., Class B	748	42,008
Monster Beverage Corp.(a)	1,775	87,365
PepsiCo, Inc.	4,362	481,914
Pernod Ricard SA	1,539	252,582
Treasury Wine Estates Ltd.	16,102	167,908

		2,007,492

Biotechnology — 1.7%
AbbVie, Inc.	8,715	803,436
Alexion Pharmaceuticals, Inc.(a)	323	31,447
Alkermes plc(a)	299	8,823
Amgen, Inc.	4,524	880,687
BeiGene Ltd., ADR(a)	218	30,577
Biogen, Inc.(a)	1,279	384,877
Celgene Corp.(a)	5,116	327,884
CSL Ltd.	3,681	480,805
Genmab A/S(a)	283	46,531
Gilead Sciences, Inc.	7,618	476,506
Incyte Corp.(a)	684	43,495
Regeneron Pharmaceuticals, Inc.(a)	267	99,724
Shire plc	3,981	231,645
United Therapeutics Corp.(a)	702	76,448

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Vertex Pharmaceuticals, Inc.(a)	1,677	$277,896

		4,200,781

Capital Markets — 1.0%
Ameriprise Financial, Inc.	2,317	241,825
Bank of New York Mellon Corp. (The)	605	28,477
Brookfield Asset Management, Inc., Class A	5,488	210,322
Charles Schwab Corp. (The)	5,409	224,636
CME Group, Inc.	1,550	291,586
Credit Suisse Group AG (Registered)(a)	12,229	133,684
Deutsche Bank AG (Registered)	7,278	58,043
E*TRADE Financial Corp.(a)	1,806	79,247
Goldman Sachs Group, Inc. (The)	1,009	168,554
Hargreaves Lansdown plc	692	16,321
Hong Kong Exchanges & Clearing Ltd.	4,700	135,870
Investec plc	5,390	30,301
Macquarie Group Ltd.	236	18,077
Moody’s Corp.	183	25,627
Morgan Stanley	5,042	199,915
MSCI, Inc.	620	91,407
S&P Global, Inc.	1,716	291,617
SEI Investments Co.	369	17,048
Singapore Exchange Ltd.	3,200	16,771
St James’s Place plc	748	9,009
TD Ameritrade Holding Corp.(c)	1,532	75,007
UBS Group AG (Registered)(a)	11,405	142,257

		2,505,601

Chemicals — 3.5%
Air Water, Inc.	10,700	161,263
Albemarle Corp.(c)	4,331	333,790
Arkema SA	964	82,758
Asahi Kasei Corp.	20,800	213,478
Axalta Coating Systems Ltd.(a)	2,076	48,620
BASF SE	5,307	369,652
CF Industries Holdings, Inc.	5,246	228,253
Chr Hansen Holding A/S	631	56,012
Covestro AG(b)	3,929	194,582
Daicel Corp.	10,200	104,709
DowDuPont, Inc.	16,889	903,224
Eastman Chemical Co.	2,445	178,754
Ecolab, Inc.	2,341	344,946
Evonik Industries AG	13,140	327,990
FMC Corp.	1,352	99,994
Hitachi Chemical Co. Ltd.	2,000	30,087
Incitec Pivot Ltd.	124,947	288,819
International Flavors & Fragrances, Inc.	406	54,235
Israel Chemicals Ltd.	1,107	6,295
JSR Corp.	1,200	18,013
Kaneka Corp.	3,200	114,600
Kansai Paint Co. Ltd.	7,600	145,976
Kuraray Co. Ltd.	2,300	32,348
Linde plc	4,327	675,185
Methanex Corp.	443	21,306
Mitsubishi Chemical Holdings Corp.	34,000	256,869
Mitsubishi Gas Chemical Co., Inc.	8,400	125,829
Mitsui Chemicals, Inc.	8,300	187,383
Mosaic Co. (The)	4,035	117,862
Nitto Denko Corp.	300	15,046
Novozymes A/S, Class B	3,706	165,593
Nutrien Ltd.	12,952	608,323
Orica Ltd.	1,329	16,153
PPG Industries, Inc.	2,434	248,828
Sherwin-Williams Co. (The)	1,547	608,683
Shin-Etsu Chemical Co. Ltd.	3,300	253,548

Security	Shares	Value

Chemicals (continued)
Showa Denko KK	3,600	$106,900
Sumitomo Chemical Co. Ltd.	26,600	128,816
Symrise AG	498	36,898
Taiyo Nippon Sanso Corp.	5,200	84,536
Teijin Ltd.	10,800	172,367
Toray Industries, Inc.	12,100	85,548
Tosoh Corp.	13,800	179,001
Westlake Chemical Corp.	263	17,403
Yara International ASA	8,519	328,402

		8,778,877

Commercial Services & Supplies — 0.3%
Cintas Corp.	2,556	429,382
Copart, Inc.(a)	3,895	186,103
ISS A/S	2,755	77,131
Waste Management, Inc.	742	66,031

		758,647

Communications Equipment — 0.2%
Nokia OYJ	22,882	132,833
Telefonaktiebolaget LM Ericsson, Class B	29,189	258,380

		391,213

Construction & Engineering — 0.2%
CIMIC Group Ltd.	1,905	58,255
HOCHTIEF AG	88	11,884
Kajima Corp.	10,800	145,077
Obayashi Corp.	6,600	59,762
Shimizu Corp.	4,800	39,048
Taisei Corp.	2,100	89,940
WSP Global, Inc.	289	12,420

		416,386

Construction Materials — 0.3%
Boral Ltd.	40,723	141,717
CRH plc	490	12,978
Fletcher Building Ltd.	2,716	8,896
HeidelbergCement AG	433	26,542
James Hardie Industries plc, CDI	4,304	46,891
LafargeHolcim Ltd. (Registered)(a)	7,702	317,851
Taiheiyo Cement Corp.	3,000	92,326

		647,201

Consumer Finance — 0.5%
Ally Financial, Inc.	6,757	153,114
American Express Co.	5,961	568,202
Capital One Financial Corp.	2,927	221,252
Discover Financial Services	2,972	175,288
Synchrony Financial	6,130	143,810

		1,261,666

Containers & Packaging — 0.5%
Amcor Ltd.	34,770	324,663
CCL Industries, Inc., Class B	1,665	61,053
International Paper Co.	10,678	430,964
Packaging Corp. of America	2,908	242,702
Sealed Air Corp.	747	26,026
WestRock Co.	1,442	54,450

		1,139,858

Diversified Consumer Services — 0.0%
H&R Block, Inc.	679	17,226

Diversified Financial Services — 0.8%
AXA Equitable Holdings, Inc.	957	15,915
Berkshire Hathaway, Inc., Class B(a)	4,934	1,007,424
EXOR NV	287	15,580
Groupe Bruxelles Lambert SA	3,378	294,368

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Investor AB, Class B	1,227	$52,141
L E Lundbergforetagen AB, Class B	371	10,956
ORIX Corp.	24,600	359,453
Standard Life Aberdeen plc	9,414	30,825
Voya Financial, Inc.	3,865	155,141

		1,941,803

Electric Utilities — 0.8%
American Electric Power Co., Inc.	2,027	151,498
Chubu Electric Power Co., Inc.	7,900	112,254
CK Infrastructure Holdings Ltd.	5,500	41,622
CLP Holdings Ltd.	12,500	141,261
Duke Energy Corp.	2,087	180,108
Edison International	575	32,643
Electricite de France SA	834	13,200
Entergy Corp.	1,330	114,473
Eversource Energy	77	5,008
Exelon Corp.	4,330	195,283
FirstEnergy Corp.	1,269	47,651
Fortum OYJ	1,198	26,224
Kansai Electric Power Co., Inc. (The)	11,000	164,964
Kyushu Electric Power Co., Inc.	3,600	42,868
NextEra Energy, Inc.	811	140,968
PG&E Corp.(a)	1,780	42,275
Pinnacle West Capital Corp.	174	14,825
Power Assets Holdings Ltd.	8,000	55,579
PPL Corp.	795	22,522
Southern Co. (The)	2,666	117,091
Tohoku Electric Power Co., Inc.	1,400	18,432
Tokyo Electric Power Co. Holdings, Inc.(a)	16,400	97,417
Xcel Energy, Inc.	1,582	77,945

		1,856,111

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	1,515	122,745
CDW Corp.	5,554	450,152
Hitachi Ltd.	11,600	307,519
Keyence Corp.	300	151,634
Kyocera Corp.	500	24,992

		1,057,042

Energy Equipment & Services — 0.0%
Halliburton Co.	2,909	77,321
Tenaris SA	2,981	32,039

		109,360

Entertainment — 0.5%
Netflix, Inc.(a)	1,492	399,349
Nintendo Co. Ltd.	300	79,662
Twenty-First Century Fox, Inc., Class A	3,170	152,540
Twenty-First Century Fox, Inc., Class B	3,115	148,835
Viacom, Inc., Class B	1,734	44,564
Walt Disney Co. (The)	4,504	493,863

		1,318,813

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	443	70,078
Ascendas Real Estate Investment Trust	43,300	81,715
AvalonBay Communities, Inc.	989	172,136
Boston Properties, Inc.	1,271	143,051
Brookfield Property REIT, Inc., Class A	9,436	151,920
Camden Property Trust	217	19,107
CapitaLand Commercial Trust	32,300	41,487
CapitaLand Mall Trust	41,700	69,151
Crown Castle International Corp.	1,748	189,885
Duke Realty Corp.	2,497	64,672
Equity Residential	4,111	271,367

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Essex Property Trust, Inc.	177	$43,402
Federal Realty Investment Trust	40	4,722
H&R REIT	3,356	50,763
HCP, Inc.	5,281	147,498
Host Hotels & Resorts, Inc.	10,847	180,820
Kimco Realty Corp.	5,051	73,997
Liberty Property Trust	1,290	54,025
Link REIT	6,000	60,826
Macerich Co. (The)	1,289	55,788
Public Storage	2,015	407,856
SBA Communications Corp.(a)	1,262	204,305
Simon Property Group, Inc.	2,994	502,962
SL Green Realty Corp.	1,599	126,449
UDR, Inc.	1,404	55,627
Ventas, Inc.	1,094	64,098
VEREIT, Inc.	7,893	56,435
Vornado Realty Trust	2,243	139,133
Weyerhaeuser Co.	2,247	49,119

		3,552,394

Food & Staples Retailing — 0.0%
Alimentation Couche-Tard, Inc., Class B	1,714	85,260
Dairy Farm International Holdings Ltd.	1,900	17,222
Koninklijke Ahold Delhaize NV	399	10,080

		112,562

Food Products — 1.1%
Barry Callebaut AG (Registered)	47	73,351
Bunge Ltd.	2,501	133,654
Campbell Soup Co.	1,806	59,580
Chocoladefabriken Lindt & Spruengli AG	6	37,283
Conagra Brands, Inc.	5,078	108,466
Danone SA	2,890	203,695
General Mills, Inc.	4,835	188,275
Hershey Co. (The)	430	46,087
Hormel Foods Corp.	284	12,121
Ingredion, Inc.	260	23,764
JM Smucker Co. (The)	521	48,708
Kerry Group plc, Class A	64	6,338
Kikkoman Corp.	700	37,460
Lamb Weston Holdings, Inc.	85	6,253
MEIJI Holdings Co. Ltd.	100	8,150
Nestle SA (Registered)	17,471	1,417,995
Saputo, Inc.	2,919	83,794
Toyo Suisan Kaisha Ltd.	100	3,482
Tyson Foods, Inc., Class A	2,972	158,705
Yamazaki Baking Co. Ltd.	1,900	39,790

		2,696,951

Gas Utilities — 0.2%
Hong Kong & China Gas Co. Ltd.	76,000	157,020
Osaka Gas Co. Ltd.	600	10,945
Tokyo Gas Co. Ltd.	5,800	146,694
UGI Corp.	1,022	54,524

		369,183

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories	1,866	134,968
Cochlear Ltd.	166	20,340
Coloplast A/S, Class B	185	17,208
Hoya Corp.	3,700	223,110
Koninklijke Philips NV	3,203	112,295
Olympus Corp.	1,600	48,936
Siemens Healthineers AG(a)(b)	75	3,134
Terumo Corp.	400	22,562

		582,553

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 2.6%
Alfresa Holdings Corp.	700	$17,843
AmerisourceBergen Corp.	1,945	144,708
Anthem, Inc.	1,038	272,610
Cardinal Health, Inc.	2,314	103,204
Centene Corp.(a)	822	94,777
CVS Health Corp.	10,122	663,193
DaVita, Inc.(a)	3,512	180,728
Fresenius SE & Co. KGaA	101	4,882
Halfmoon Parent, Inc.	4,705	893,662
HCA Healthcare, Inc.	4,662	580,186
Henry Schein, Inc.(a)	464	36,433
Humana, Inc.	2,166	620,516
Laboratory Corp. of America Holdings(a)	951	120,168
McKesson Corp.	1,574	173,880
Quest Diagnostics, Inc.	2,826	235,321
Ramsay Health Care Ltd.	482	19,606
Ryman Healthcare Ltd.	1,646	11,879
Sonic Healthcare Ltd.	8,652	134,972
Suzuken Co. Ltd.	1,400	71,292
UnitedHealth Group, Inc.	7,287	1,815,337
Universal Health Services, Inc., Class B	1,531	178,453
WellCare Health Plans, Inc.(a)	200	47,218

		6,420,868

Health Care Technology — 0.0%
Cerner Corp.(a)	1,091	57,212

Hotels, Restaurants & Leisure — 1.6%
Chipotle Mexican Grill, Inc.(a)	621	268,142
Darden Restaurants, Inc.	2,616	261,234
Domino’s Pizza, Inc.	1,455	360,825
McDonald’s Corp.	8,413	1,493,896
Paddy Power Betfair plc	189	15,516
Star Group, Inc. (The)(a)	1,338	22,091
Starbucks Corp.	14,024	903,146
Yum! Brands, Inc.	6,883	632,685

		3,957,535

Household Durables — 0.2%
DR Horton, Inc.	2,786	96,563
NVR, Inc.(a)	57	138,908
PulteGroup, Inc.	5,792	150,534
Sony Corp.	3,100	149,450
Techtronic Industries Co. Ltd.	1,500	7,960

		543,415

Household Products — 1.3%
Church & Dwight Co., Inc.	3,197	210,235
Clorox Co. (The)	559	86,164
Colgate-Palmolive Co.	3,981	236,949
Essity AB, Class B	2,497	61,380
Henkel AG & Co. KGaA (Preference)	2,290	225,389
Kimberly-Clark Corp.	4,614	525,719
Lion Corp.	3,100	64,069
Pigeon Corp.	1,000	42,653
Procter & Gamble Co. (The)	14,033	1,289,913
Reckitt Benckiser Group plc	4,119	315,418
Unicharm Corp.	1,600	51,747

		3,109,636

Independent Power and Renewable Electricity Producers — 0.0%
Electric Power Development Co. Ltd.	2,100	49,833
NRG Energy, Inc.	722	28,591

		78,424

Industrial Conglomerates — 0.3%
Jardine Matheson Holdings Ltd.	2,600	181,035

Security	Shares	Value

Industrial Conglomerates (continued)
Jardine Strategic Holdings Ltd.	4,900	$179,655
Keppel Corp. Ltd.	16,800	72,932
NWS Holdings Ltd.	9,000	18,480
Sembcorp Industries Ltd.	19,900	37,076
Siemens AG (Registered)	2,270	253,336
Toshiba Corp.(a)	4,100	115,771

		858,285

Insurance — 4.5%
Admiral Group plc	2,528	65,965
Aegon NV	36,223	169,656
Ageas	14,509	653,132
AIA Group Ltd.	61,600	511,700
Alleghany Corp.	20	12,466
Allianz SE (Registered)	3,638	731,076
Allstate Corp. (The)	5,295	437,526
American Financial Group, Inc.	307	27,793
American International Group, Inc.	8,976	353,744
Aon plc	1,926	279,963
Arch Capital Group Ltd.(a)(c)	5,059	135,177
Assurant, Inc.	343	30,678
Athene Holding Ltd., Class A(a)	5,417	215,759
Aviva plc	59,366	284,126
AXA SA	13,016	280,910
Brighthouse Financial, Inc.(a)	432	13,167
Chubb Ltd.	1,419	183,306
Cincinnati Financial Corp.	146	11,303
Dai-ichi Life Holdings, Inc.	8,500	132,002
Direct Line Insurance Group plc	22,795	92,660
Everest Re Group Ltd.	559	121,728
Fairfax Financial Holdings Ltd.	181	79,679
Hannover Rueck SE	956	128,840
Hartford Financial Services Group, Inc. (The)	6,334	281,546
Insurance Australia Group Ltd.	2,143	10,570
Japan Post Holdings Co. Ltd.	2,700	31,174
Legal & General Group plc	81,980	241,543
Lincoln National Corp.	2,835	145,464
Loews Corp.	5,213	237,296
Manulife Financial Corp.	17,152	243,359
Mapfre SA	12,340	32,774
Marsh & McLennan Cos., Inc.	7,562	603,070
MetLife, Inc.	12,111	497,278
MS&AD Insurance Group Holdings, Inc.	6,500	184,764
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	361	78,734
NN Group NV	336	13,359
Principal Financial Group, Inc.	4,143	182,996
Progressive Corp. (The)(c)	7,480	451,268
Prudential Financial, Inc.	1,674	136,515
Prudential plc	19,336	345,273
QBE Insurance Group Ltd.	54,713	389,590
Reinsurance Group of America, Inc.	255	35,759
RenaissanceRe Holdings Ltd.	533	71,262
Sompo Holdings, Inc.	3,300	112,101
Sony Financial Holdings, Inc.	1,400	26,091
Sun Life Financial, Inc.	10,089	334,699
Swiss Re AG	1,191	109,572
T&D Holdings, Inc.	3,900	45,113
Tokio Marine Holdings, Inc.	5,600	266,049
Torchmark Corp.	1,175	87,573
Travelers Cos., Inc. (The)	3,273	391,942
Unum Group	7,106	208,774
Willis Towers Watson plc(c)	913	138,648
Zurich Insurance Group AG(a)	991	295,406

		11,181,918

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services — 1.4%(a)
Alphabet, Inc., Class A	946	$988,532
Alphabet, Inc., Class C	1,300	1,346,293
Facebook, Inc., Class A	7,943	1,041,248
IAC/InterActiveCorp	126	23,063
TripAdvisor, Inc.	524	28,264
Twitter, Inc.	386	11,094

		3,438,494

Internet & Direct Marketing Retail — 1.0%(a)
Amazon.com, Inc.	1,489	2,236,433
Booking Holdings, Inc.	161	277,310
eBay, Inc.	1,537	43,144
Wayfair, Inc., Class A	451	40,626

		2,597,513

IT Services — 1.4%
Automatic Data Processing, Inc.	2,943	385,886
Broadridge Financial Solutions, Inc.	1,149	110,591
Cognizant Technology Solutions Corp., Class A	680	43,167
Computershare Ltd.	22,502	272,708
Fidelity National Information Services, Inc.	3,000	307,650
Fiserv, Inc.(a)	4,334	318,506
FleetCor Technologies, Inc.(a)	128	23,772
Fujitsu Ltd.	3,300	205,709
International Business Machines Corp.	1,969	223,816
Jack Henry & Associates, Inc.	845	106,909
Leidos Holdings, Inc.	1,694	89,308
Mastercard, Inc., Class A	1,117	210,722
Otsuka Corp.	600	16,513
Paychex, Inc.	4,366	284,445
PayPal Holdings, Inc.(a)	3,734	313,992
Shopify, Inc., Class A(a)	477	65,963
Square, Inc., Class A(a)	97	5,441
Visa, Inc., Class A	3,330	439,360
Wirecard AG	302	45,527

		3,469,985

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	1,839	124,059
Illumina, Inc.(a)	678	203,353
Lonza Group AG (Registered)(a)	46	11,958
Mettler-Toledo International, Inc.(a)	233	131,780
QIAGEN NV(a)	1,512	51,666
Thermo Fisher Scientific, Inc.	1,868	418,040
Waters Corp.(a)	694	130,923

		1,071,779

Machinery — 0.0%
ANDRITZ AG	745	34,215

Media — 0.5%
CBS Corp. (Non-Voting), Class B	3,544	154,944
Charter Communications, Inc., Class A(a)	569	162,148
Comcast Corp., Class A	18,263	621,855
Liberty Global plc, Class C(a)	5,317	109,743
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	1,138	42,083
News Corp., Class A	3,556	40,360
ProSiebenSat.1 Media SE	707	12,580
SES SA, FDR	806	15,432
Sirius XM Holdings, Inc.	19,032	108,673

		1,267,818

Metals & Mining — 0.8%
Anglo American plc	7,391	165,268
ArcelorMittal	710	14,697
Barrick Gold Corp.	14,936	201,634
BlueScope Steel Ltd.	4,263	32,885

Security	Shares	Value

Metals & Mining (continued)
First Quantum Minerals Ltd.	3,219	$26,031
Freeport-McMoRan, Inc.	4,280	44,127
Glencore plc(a)	73,903	274,776
Kinross Gold Corp.(a)	142,587	459,554
Nucor Corp.	7,252	375,726
South32 Ltd.	37,147	88,366
Steel Dynamics, Inc.	7,842	235,574
Turquoise Hill Resources Ltd.(a)	24,919	41,069

		1,959,707

Multiline Retail — 0.0%
Wesfarmers Ltd.	300	6,816

Multi-Utilities — 0.1%
Ameren Corp.	730	47,618
CMS Energy Corp.	112	5,561
Consolidated Edison, Inc.	412	31,502
Dominion Energy, Inc.	631	45,091
DTE Energy Co.	279	30,774
E.ON SE	7,017	69,267
Public Service Enterprise Group, Inc.	510	26,545

		256,358

Oil, Gas & Consumable Fuels — 3.8%
Anadarko Petroleum Corp.	3,323	145,680
BP plc	109,168	690,126
Cabot Oil & Gas Corp.	2,005	44,812
Canadian Natural Resources Ltd.	10,440	251,900
Chevron Corp.	7,748	842,905
ConocoPhillips	3,126	194,906
Devon Energy Corp.	6,524	147,051
Enbridge, Inc.	5,138	159,612
Eni SpA	21,370	337,586
EOG Resources, Inc.	575	50,146
Equinor ASA	5,941	126,021
Exxon Mobil Corp.	13,768	938,840
Galp Energia SGPS SA	38,768	610,434
Hess Corp.	322	13,041
HollyFrontier Corp.	848	43,350
Idemitsu Kosan Co. Ltd.	3,000	97,580
JXTG Holdings, Inc.	52,200	271,102
Marathon Oil Corp.	1,778	25,496
Marathon Petroleum Corp.	1,682	99,255
Neste OYJ	2,512	194,486
Occidental Petroleum Corp.	3,634	223,055
Oil Search Ltd.	5,293	26,661
OMV AG	1,414	61,754
Phillips 66	1,365	117,595
Repsol SA	39,006	627,102
Royal Dutch Shell plc, Class A	33,751	993,388
Royal Dutch Shell plc, Class B	29,890	893,636
Showa Shell Sekiyu KK	15,200	210,583
Suncor Energy, Inc.	1,460	40,778
TOTAL SA	14,109	744,181
TransCanada Corp.	1,306	46,636
Valero Energy Corp.	1,529	114,629

		9,384,327

Paper & Forest Products — 0.1%
West Fraser Timber Co. Ltd.	2,692	132,983

Personal Products — 1.1%
Beiersdorf AG	1,836	191,499
Estee Lauder Cos., Inc. (The), Class A	3,487	453,659
Kao Corp.	4,200	310,874
Kobayashi Pharmaceutical Co. Ltd.	400	27,126
Kose Corp.	700	109,955

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products (continued)
L’Oreal SA	1,989	$455,132
Pola Orbis Holdings, Inc.	4,800	129,351
Shiseido Co. Ltd.	3,500	219,198
Unilever NV, CVA	8,039	435,491
Unilever plc	5,484	287,925

		2,620,210

Pharmaceuticals — 4.4%
Allergan plc	1,667	222,811
Astellas Pharma, Inc.	32,900	420,351
AstraZeneca plc	5,161	385,248
Aurora Cannabis, Inc.(a)	1,267	6,292
Bausch Health Cos., Inc.(a)	3,846	71,134
Bayer AG (Registered)	3,812	265,120
Bristol-Myers Squibb Co.	9,422	489,756
Chugai Pharmaceutical Co. Ltd.	2,400	139,198
Daiichi Sankyo Co. Ltd.	4,500	143,936
Eisai Co. Ltd.	1,900	147,098
Eli Lilly & Co.	5,433	628,707
GlaxoSmithKline plc	21,533	410,376
H Lundbeck A/S	2,697	118,703
Hisamitsu Pharmaceutical Co., Inc.	500	27,601
Johnson & Johnson	10,474	1,351,670
Kyowa Hakko Kirin Co. Ltd.	2,800	52,909
Merck & Co., Inc.	12,839	981,028
Merck KGaA	2,072	213,276
Mitsubishi Tanabe Pharma Corp.	3,700	53,412
Mylan NV(a)	854	23,400
Nektar Therapeutics(a)	1,267	41,646
Novartis AG (Registered)	3,970	340,008
Novo Nordisk A/S, Class B	15,155	696,025
Ono Pharmaceutical Co. Ltd.	2,500	51,052
Orion OYJ, Class B	1,912	66,516
Otsuka Holdings Co. Ltd.	2,900	118,506
Pfizer, Inc.	25,675	1,120,714
Roche Holding AG	1,629	404,414
Sanofi	9,494	823,604
Santen Pharmaceutical Co. Ltd.	1,000	14,428
Shionogi & Co. Ltd.	5,000	285,377
Sumitomo Dainippon Pharma Co. Ltd.	2,900	92,482
Taisho Pharmaceutical Holdings Co. Ltd.	1,000	100,368
Takeda Pharmaceutical Co. Ltd.	5,200	176,251
Teva Pharmaceutical Industries Ltd., ADR	7,920	122,126
UCB SA	1,496	122,188
Zoetis, Inc.	1,618	138,404

		10,866,135

Professional Services — 0.6%
CoStar Group, Inc.(a)	347	117,057
Equifax, Inc.	2,100	195,573
Nielsen Holdings plc	4,731	110,374
Recruit Holdings Co. Ltd.	2,600	62,813
Robert Half International, Inc.	6,201	354,697
SGS SA (Registered)	87	195,839
Thomson Reuters Corp.	709	34,240
TransUnion	3,487	198,062
Verisk Analytics, Inc.(a)	2,879	313,926

		1,582,581

Real Estate Management & Development — 0.2%
Aroundtown SA	3,095	25,676
CapitaLand Ltd.	48,600	110,829
City Developments Ltd.	1,600	9,539
CK Asset Holdings Ltd.	3,000	21,950
Daito Trust Construction Co. Ltd.	500	68,452
Daiwa House Industry Co. Ltd.	4,000	127,594

Security	Shares	Value

Real Estate Management & Development (continued)
Hongkong Land Holdings Ltd.	2,000	$12,608
Mitsubishi Estate Co. Ltd.	1,900	29,893
Sumitomo Realty & Development Co. Ltd.	300	10,982
Sun Hung Kai Properties Ltd.	3,500	49,951
Swiss Prime Site AG (Registered)	653	52,894

		520,368

Road & Rail — 0.1%
Canadian National Railway Co.	1,694	125,462
Canadian Pacific Railway Ltd.	123	21,825

		147,287

Semiconductors & Semiconductor Equipment — 0.6%
Broadcom, Inc.	568	144,431
Infineon Technologies AG	12,653	253,334
Intel Corp.	11,887	557,857
NVIDIA Corp.	456	60,876
NXP Semiconductors NV(a)	621	45,507
QUALCOMM, Inc.	1,818	103,462
Renesas Electronics Corp.(a)	5,400	24,527
Rohm Co. Ltd.	600	38,295
STMicroelectronics NV	10,702	151,686
SUMCO Corp.	3,900	43,434
Texas Instruments, Inc.	1,004	94,878

		1,518,287

Software — 1.3%
Adobe, Inc.(a)	179	40,497
BlackBerry Ltd.(a)	4,086	29,062
CDK Global, Inc.	2,483	118,886
Citrix Systems, Inc.(a)	549	56,251
Constellation Software, Inc.	279	178,587
Intuit, Inc.	1,817	357,676
Microsoft Corp.	17,956	1,823,792
Open Text Corp.	2,033	66,268
Oracle Corp.	4,822	217,713
SAP SE	2,861	283,953
Temenos AG (Registered)(a)	741	89,041

		3,261,726

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	281	44,246
AutoZone, Inc.(a)	158	132,458
Best Buy Co., Inc.	2,630	139,285
Burlington Stores, Inc.(a)	2,073	337,215
Gap, Inc. (The)	11,376	293,046
Hennes & Mauritz AB, Class B	1,877	26,693
Home Depot, Inc. (The)	5,468	939,512
L Brands, Inc.	11,301	290,097
Lowe’s Cos., Inc.	4,492	414,881
O’Reilly Automotive, Inc.(a)	565	194,546
Ross Stores, Inc.	7,118	592,217
Tiffany & Co.	6,264	504,315
TJX Cos., Inc. (The)	13,023	582,649
Tractor Supply Co.	7,217	602,186
Ulta Beauty, Inc.(a)	2,877	704,405

		5,797,751

Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.	21,987	3,468,229
Brother Industries Ltd.	3,700	54,765
Canon, Inc.	3,400	93,553
Dell Technologies, Inc., Class C(a)	1,745	85,287
FUJIFILM Holdings Corp.	5,700	220,958
Hewlett Packard Enterprise Co.	7,031	92,880
HP, Inc.	9,357	191,444
Konica Minolta, Inc.	5,800	52,208

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
NEC Corp.	1,800	$53,521
NetApp, Inc.	3,926	234,265
Ricoh Co. Ltd.	7,400	72,312
Seagate Technology plc(c)	7,802	301,079
Seiko Epson Corp.	6,400	89,387
Western Digital Corp.	2,761	102,074
Xerox Corp.	3,240	64,022

		5,175,984

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG	1,302	272,104
Asics Corp.	7,300	92,715
Gildan Activewear, Inc.	11,628	352,962
HUGO BOSS AG	1,025	63,185
Kering SA	734	343,856
LVMH Moet Hennessy Louis Vuitton SE	1,718	502,989
NIKE, Inc., Class B	549	40,703
Pandora A/S	1,240	50,623
Puma SE	35	17,123

		1,736,260

Tobacco — 0.6%
Altria Group, Inc.	7,912	390,773
British American Tobacco plc	8,641	274,948
Japan Tobacco, Inc.	7,300	173,456
Philip Morris International, Inc.	5,493	366,713
Swedish Match AB	5,505	216,718

		1,422,608

Trading Companies & Distributors — 0.1%
Ashtead Group plc	1,144	23,863
Ferguson plc	1,048	66,965
Finning International, Inc.	7,029	122,539
Marubeni Corp.	1,600	11,227

		224,594

Transportation Infrastructure — 0.2%
Transurban Group(d)	45,040	369,667

Total Common Stocks — 55.3% (Cost: $149,296,836)		137,120,788

	Par (000)

Corporate Bonds — 0.0%

Diversified Telecommunication Services — 0.0%
AT&T, Inc., 7.13%, 12/15/31	USD 25	27,399

Total Corporate Bonds — 0.0% (Cost: $30,294)		27,399

	Beneficial Interest (000)

Other Interests — 0.0%(a)(e)(f)(g)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.	25	—

Total Other Interests — 0.0%		—

	Shares

Preferred Stocks — 0.2%

Automobiles — 0.1%
Bayerische Motoren Werke AG (Preference)	992	70,741
Porsche Automobil Holding SE (Preference)	1,657	97,452

Security	Shares	Value

Preferred Stocks (continued)
Volkswagen AG (Preference)	669	$106,676

		274,869

Chemicals — 0.0%
Fuchs Petrolub SE (Preference)	2,367	97,857

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Preference)	173	21,531

Household Products — 0.1%
Henkel AG & Co. KGaA (Preference)	2,202	240,522

Total Preferred Stocks — 0.2% (Cost: $660,706)		634,779

Rights — 0.0%(a)

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA	39,006	17,876

Total Rights — 0.0% (Cost: $17,852)		17,876

	Par (000)

U.S. Government Sponsored Agency Obligations — 0.3%
Federal Home Loan Mortgage Corp. Notes, 3.75%, 03/27/19	USD 680	682,097

Total U.S. Government Sponsored Agency Securities — 0.3% (Cost: $683,597)		682,097

U.S. Treasury Obligations — 22.6%
U.S. Treasury Bonds, 8.75%, 08/15/20	14,500	15,908,653
U.S. Treasury Notes:
3.63%, 02/15/20	14,500	14,657,461
2.75%, 08/15/21	11,500	11,577,715
1.13%, 08/31/21	14,500	13,995,898

Total U.S. Treasury Obligations — 22.6% (Cost: $56,024,056)		56,139,727

Total Long-Term Investments — 78.4% (Cost: $206,713,341)		194,622,666

	Shares

Short-Term Securities — 5.0%(h)(j)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%	11,969,958	11,969,958
SL Liquidity Series, LLC, Money Market Series, 2.57%(i)	459,918	459,872

Total Short-Term Securities — 5.0% (Cost: $12,429,834)		12,429,830

Total Investments — 83.4% (Cost: $219,143,175)		207,052,496

Other Assets Less Liabilities — 16.6%		41,097,428

Net Assets — 100.0%		$248,149,924

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Annualized 7-day yield as of period end.
(i)	Security was purchased with the cash collateral from loaned securities.

(j)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/ Shares Held at 12/31/17	Par/ Shares Purchased		Par/ Shares Sold		Par/ Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,387,049	8,582,909	(b)	—		11,969,958	$11,969,958	$460,581		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,935,844	—		(1,475,926	)(c)	459,918	459,872	3,019	(d)	(68)	(4)
BlackRock, Inc.	—	105,000		(105,000)		—	—	102		(212)	—
BlackRock, Inc.	—	378		(378)		—	—	—		79,675	—
iShares 1-3 Year Credit Bond ETF	15,923	—		(15,923)		—	—	7,571		(29,567)	14,296
iShares 3-7 Year Treasury Bond ETF	6,491	—		(6,491)		—	—	3,290		(25,574)	7,607
iShares Core U.S. Aggregate Bond ETF	17,278	—		(17,278)		—	—	12,444		(85,240)	27,745
iShares MSCI EAFE ETF	21,263	—		(21,263)		—	—	—		131,855	(116,368)
PNC Financial Services Group, Inc. (The)(e)	—	1,442		(1,442)		—	N/A	1,082		90,833	—
PNC Financial Services Group, Inc. (The)(e)	—	320,000		(320,000)		—	N/A	259		(2,665)	—

							$12,429,830	$488,348		$159,037	$(66,724)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	As of period end, the entity is no longer an affiliate of the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Amsterdam Exchange Index	263	01/18/19	$29,393	$(1,193,142)
CAC 40 10 Euro Index	105	01/18/19	5,689	(189,975)
Euro-BTP	70	03/07/19	10,251	371,044
TOPIX Index	58	03/07/19	7,903	(479,296)
Australia 10 Year Bond	169	03/15/19	15,793	191,398
DAX Index	66	03/15/19	19,966	(688,113)
FTSE 100 Index	105	03/15/19	8,912	(224,631)
FTSE/MIB Index	109	03/15/19	11,368	(449,422)
Canada 10 Year Bond	692	03/20/19	69,327	1,579,271
U.S. Treasury 10 Year Note	59	03/20/19	7,199	91,619
SPI 200 Index	112	03/21/19	10,967	(102,552)

				(1,093,799)

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
IBEX 35 Index	255	01/18/19	$24,884	$1,110,273
OMXS30 Index	537	01/18/19	8,532	449,272
Hang Seng Index	82	01/30/19	13,537	(91,278)
MSCI Singapore Index	1,173	01/30/19	29,408	(58,095)
Euro-Bund	31	03/07/19	5,809	(12,013)
S&P/TSX 60 Index	45	03/14/19	5,652	176,956
MSCI EAFE E-Mini Index	591	03/15/19	50,708	1,759,259
S&P 500 E-Mini Index	715	03/15/19	89,561	5,394,431
Long Gilt	151	03/27/19	23,706	6,278

				8,735,083

				$7,641,284

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	19,126,000	USD	4,866,667	JPMorgan Chase Bank NA	03/20/19	$40,180
BRL	21,174,000	USD	5,429,323	UBS AG	03/20/19	2,946
CHF	1,760,000	USD	1,794,232	UBS AG	03/20/19	9,332
EUR	9,439,000	USD	10,781,292	JPMorgan Chase Bank NA	03/20/19	103,250
EUR	10,983,115	USD	12,613,613	UBS AG	03/20/19	51,518
INR	892,440,000	USD	12,388,118	BNP Paribas SA	03/20/19	337,310
JPY	907,186,000	USD	8,090,254	Morgan Stanley & Co. International plc	03/20/19	237,884
JPY	67,064,000	USD	600,827	UBS AG	03/20/19	14,833
KRW	3,018,528,000	USD	2,697,301	Goldman Sachs International	03/20/19	20,428
KRW	6,718,906,000	USD	5,975,016	JPMorgan Chase Bank NA	03/20/19	74,344
MXN	79,157,000	USD	3,843,599	Morgan Stanley & Co. International plc	03/20/19	136,676
MYR	45,267,000	USD	10,825,541	UBS AG	03/20/19	119,047
PLN	21,719,000	USD	5,784,186	UBS AG	03/20/19	29,788
THB	175,568,000	USD	5,372,338	Goldman Sachs International	03/20/19	30,838
USD	2,549,755	AUD	3,548,000	Morgan Stanley & Co. International plc	03/20/19	47,456
USD	3,459,306	AUD	4,785,033	UBS AG	03/20/19	84,565
USD	6,658,354	CAD	8,906,000	Morgan Stanley & Co. International plc	03/20/19	123,132
USD	18,713,259	CAD	24,819,820	UBS AG	03/20/19	500,480
USD	353,140	NOK	3,035,000	Morgan Stanley & Co. International plc	03/20/19	939
USD	75,663	NZD	110,000	UBS AG	03/20/19	1,732
USD	273,152	ZAR	3,902,000	UBS AG	03/20/19	4,421

						1,971,099

AUD	7,068,000	USD	5,098,113	JPMorgan Chase Bank NA	03/20/19	(113,263)
AUD	15,452,565	USD	11,190,748	UBS AG	03/20/19	(292,512)
CAD	11,771,000	USD	8,814,673	Morgan Stanley & Co. International plc	03/20/19	(177,116)
GBP	3,240,000	USD	4,151,428	UBS AG	03/20/19	(6,348)
NOK	2,192,000	USD	259,465	UBS AG	03/20/19	(5,091)
USD	8,670,377	CNY	59,973,000	Citibank NA	03/20/19	(59,672)
USD	10,009,965	CNY	69,110,000	Morgan Stanley & Co. International plc	03/20/19	(50,124)
USD	5,626,428	CNY	38,918,000	UBS AG	03/20/19	(38,723)
USD	586,065	CZK	13,243,000	UBS AG	03/20/19	(4,832)
USD	109,514	EUR	96,000	JPMorgan Chase Bank NA	03/20/19	(1,188)
USD	26,204,627	EUR	22,791,251	UBS AG	03/20/19	(77,005)

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,671,109	GBP	3,685,000	Morgan Stanley & Co. International plc	03/20/19	$(43,280)
USD	103,887	INR	7,484,000	BNP Paribas SA	03/20/19	(2,829)
USD	5,452,177	INR	396,237,000	Citibank NA	03/20/19	(197,822)
USD	10,321,726	JPY	1,152,479,950	UBS AG	03/20/19	(258,257)
USD	3,808,357	MXN	77,740,000	Morgan Stanley & Co. International plc	03/20/19	(100,666)
USD	870,393	MXN	17,911,000	UBS AG	03/20/19	(30,232)
USD	7,912,781	MYR	32,947,000	UBS AG	03/20/19	(53,096)
USD	10,281,224	PLN	38,839,000	Morgan Stanley & Co. International plc	03/20/19	(115,615)
USD	358,732	PLN	1,347,000	UBS AG	03/20/19	(1,847)
USD	6,189,552	SEK	55,625,000	Morgan Stanley & Co. International plc	03/20/19	(125,275)
USD	1,924,558	SEK	17,220,000	UBS AG	03/20/19	(30,343)
USD	539,475	SGD	739,000	Morgan Stanley & Co. International plc	03/20/19	(3,680)
USD	222,488	SGD	304,000	UBS AG	03/20/19	(948)
USD	24,700,903	THB	808,097,000	Goldman Sachs International	03/20/19	(168,606)
USD	3,052,537	ZAR	44,361,000	Morgan Stanley & Co. International plc	03/20/19	(2,599)
ZAR	45,974,000	USD	3,171,189	Morgan Stanley & Co. International plc	03/20/19	(4,965)
ZAR	85,135,000	USD	5,959,710	UBS AG	03/20/19	(96,472)

						(2,062,406)

	Net Unrealized Depreciation					$(91,307)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	9.04%	Monthly	03/20/19	(a)	03/13/24	MXN	310,000	$279,090	$—	$279,090
28 day MXIBTIIE	Monthly	8.93%	Monthly	03/20/19	(a)	03/13/24	MXN	523,000	353,113	—	353,113
28 day MXIBTIIE	Monthly	8.75%	Monthly	03/20/19	(a)	03/13/24	MXN	900,000	285,306	—	285,306
28 day MXIBTIIE	Monthly	8.66%	Monthly	03/20/19	(a)	03/13/24	MXN	229,550	28,137	—	28,137
28 day MXIBTIIE	Monthly	8.97%	Monthly	03/20/19	(a)	03/13/24	MXN	318,000	243,991	—	243,991
3.11%	Semi-Annual	3 month LIBOR	Quarterly	03/20/19	(a)	03/19/24	USD	28,000	(701,425)	—	(701,425)
3.21%	Semi-Annual	3 month LIBOR	Quarterly	03/20/19	(a)	03/19/24	USD	29,000	(859,170)	1,916	(861,086)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	03/20/19	(a)	03/19/24	USD	30,000	(650,674)	(2,069)	(648,605)
6 month LIBOR	Semi-Annual	1.52%	Semi-Annual	03/20/19	(a)	03/20/24	GBP	32,000	393,071	—	393,071
6 month EURIBOR	Semi-Annual	0.59%	Annual	03/20/19	(a)	03/20/24	EUR	63,000	1,257,775	5,998	1,251,777
6 month BBR	Semi-Annual	2.61%	Semi-Annual	03/20/19	(a)	03/20/24	AUD	25,000	307,008	—	307,008
6 month BBR	Semi-Annual	2.58%	Semi-Annual	03/20/19	(a)	03/20/24	AUD	49,500	563,808	—	563,808
6 month BBR	Semi-Annual	2.57%	Semi-Annual	03/20/19	(a)	03/20/24	AUD	23,500	258,369	—	258,369
6 month EURIBOR	Semi-Annual	0.37%	Annual	03/20/19	(a)	03/20/24	EUR	23,000	168,824	—	168,824
6 month LIBOR	Semi-Annual	1.38%	Semi-Annual	03/20/19	(a)	03/20/24	GBP	13,000	50,715	—	50,715
2.48%	Annual	6 month WIBOR	Semi-Annual	03/20/19	(a)	03/20/24	PLN	74,900	(306,773)	—	(306,773)
2.47%	Annual	6 month WIBOR	Semi-Annual	03/20/19	(a)	03/20/24	PLN	139,100	(552,318)	—	(552,318)
3 month JIBAR	Quarterly	7.81%	Quarterly	03/20/19	(a)	03/20/24	ZAR	1,000	240	—	240
2.48%	Semi-Annual	3 month BA	Semi-Annual	03/20/19	(a)	03/20/24	CAD	36,000	(230,577)	(3,810)	(226,767)
6 month LIBOR	Semi-Annual	1.56%	Semi-Annual	03/20/19	(a)	03/20/24	GBP	27,000	403,779	18,850	384,929
6 month BBR	Semi-Annual	2.61%	Semi-Annual	03/20/19	(a)	03/20/24	AUD	48,000	586,289	—	586,289
2.59%	Annual	6 month WIBOR	Semi-Annual	03/20/19	(a)	03/20/24	PLN	98,000	(527,072)	—	(527,072)
2.64%	Annual	6 month WIBOR	Semi-Annual	03/20/19	(a)	03/20/24	PLN	98,000	(588,382)	—	(588,382)
6 month LIBOR	Semi-Annual	1.00%	Semi-Annual	03/20/19	(a)	03/20/24	GBP	12,000	(233,212)	(209,081)	(24,131)
2.31%	Annual	6 month WIBOR	Semi-Annual	03/20/19	(a)	03/20/24	PLN	68,000	(133,871)	—	(133,871)
6 month EURIBOR	Semi-Annual	0.32%	Annual	03/20/19	(a)	03/20/24	EUR	25,000	104,961	(8,089)	113,050
3 month JIBAR	Quarterly	8.39%	Quarterly	03/20/19	(a)	03/20/24	ZAR	1,018,000	1,904,841	—	1,904,841

									$2,405,843	$(196,285)	$2,602,128

(a)	Forward swap.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6.55%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	502,405	$(85,551)	$—	$(85,551)
3 month TWCPBA	Quarterly	1.11%	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	TWD	231,000	86,328	—	86,328
1.78%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	KRW	10,768,570	(5,451)	—	(5,451)
2.12%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	KRW	17,122,356	(258,795)	—	(258,795)
3 month TWCPBA	Quarterly	1.09%	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	TWD	262,000	91,235	—	91,235
6.60%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	493,526	(99,576)	—	(99,576)
6.60%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	1,221,123	(248,209)	—	(248,209)
3 month TWCPBA	Quarterly	1.09%	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	TWD	173,000	59,140	—	59,140
3 month TWCPBA	Quarterly	1.09%	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	TWD	173,000	58,865	—	58,865
6.54%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	501,149	(83,834)	—	(83,834)
2.19%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	KRW	25,621,453	(466,483)	—	(466,483)
6 month THBFIX	Semi-Annual	2.37%	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	THB	549,640	346,329	—	346,329
3.41%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	CNY	60,872	(216,655)	—	(216,655)
3.46%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	CNY	93,015	(359,285)	—	(359,285)
7.57%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	2,081,000	(1,630,985)	—	(1,630,985)
7.63%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	346,840	(283,475)	—	(283,475)
7.64%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	987,160	(815,095)	—	(815,095)
6 month THBFIX	Semi-Annual	2.36%	Semi-Annual	BNP Paribas SA	03/20/19	(a)	03/20/24	THB	381,607	232,680	—	232,680
1.78%	Quarterly	3 month CD_KSDA	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	KRW	10,768,570	(7,747)	—	(7,747)
2.20%	Quarterly	3 month CD_KSDA	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	KRW	25,753,392	(472,729)	—	(472,729)
1.79%	Quarterly	3 month CD_KSDA	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	KRW	11,112,500	(12,498)	—	(12,498)
3 month TWCPBA	Quarterly	0.98%	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	TWD	426,000	73,693	—	73,693
2.12%	Quarterly	3 month CD_KSDA	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	KRW	17,121,500	(260,243)	—	(260,243)
2.14%	Quarterly	3 month CD_KSDA	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	KRW	17,119,788	(269,709)	—	(269,709)
2.12%	Quarterly	3 month CD_KSDA	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	KRW	17,122,356	(255,144)	—	(255,144)
3 month KLIBOR	Quarterly	4.03%	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	MYR	49,140	143,473	—	143,473
2.03%	Quarterly	3 month CD_KSDA	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	KRW	25,448,800	(283,699)	—	(283,699)
6 month THBFIX	Semi-Annual	2.36%	Semi-Annual	BNP Paribas SA	03/20/19	(a)	03/20/24	THB	647,000	401,088	—	401,088
1.79%	Quarterly	3 month CD_KSDA	Quarterly	Deutsche Bank AG	03/20/19	(a)	03/20/24	KRW	8,796,860	(9,143)	—	(9,143)
7.29%	Semi-Annual	1 day MIBOR	Semi-Annual	Deutsche Bank AG	03/20/19	(a)	03/20/24	INR	854,820	(524,492)	—	(524,492)
6.66%	Semi-Annual	1 day MIBOR	Semi-Annual	Deutsche Bank AG	03/20/19	(a)	03/20/24	INR	1,116,560	(268,801)	—	(268,801)
2.05%	Quarterly	3 month CD_KSDA	Quarterly	Deutsche Bank AG	03/20/19	(a)	03/20/24	KRW	20,614,559	(246,373)	—	(246,373)
3 month KLIBOR	Quarterly	4.05%	Quarterly	Goldman Sachs International	03/20/19	(a)	03/20/24	MYR	41,860	129,075	—	129,075
6 month THBFIX	Semi-Annual	2.33%	Semi-Annual	Goldman Sachs International	03/20/19	(a)	03/20/24	THB	198,113	113,305	—	113,305
1.97%	Quarterly	3 month CD_KSDA	Quarterly	Goldman Sachs International	03/20/19	(a)	03/20/24	KRW	24,248,120	(214,466)	—	(214,466)
3 month KLIBOR	Quarterly	3.98%	Quarterly	Goldman Sachs International	03/20/19	(a)	03/20/24	MYR	28,000	66,460	—	66,460
6.59%	Semi-Annual	1 day MIBOR	Semi-Annual	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	INR	493,526	(95,876)	—	(95,876)
6.59%	Semi-Annual	1 day MIBOR	Semi-Annual	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	INR	1,090,288	(211,808)	—	(211,808)
6.55%	Semi-Annual	1 day MIBOR	Semi-Annual	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	INR	508,481	(86,585)	—	(86,585)
6.57%	Semi-Annual	1 day MIBOR	Semi-Annual	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	INR	640,943	(116,828)	—	(116,828)
7.29%	Semi-Annual	1 day MIBOR	Semi-Annual	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	INR	728,180	(447,880)	—	(447,880)
6 month THBFIX	Semi-Annual	1.92%	Semi-Annual	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	THB	49,500	(1,030)	—	(1,030)
6 month THBFIX	Semi-Annual	1.97%	Semi-Annual	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	THB	286,500	13,849	—	13,849
3 month TWCPBA	Quarterly	1.11%	Quarterly	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	TWD	231,000	87,800	—	87,800
1.79%	Quarterly	3 month CD_KSDA	Quarterly	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	KRW	20,637,500	(23,650)	—	(23,650)
3 month TWCPBA	Quarterly	1.07%	Quarterly	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	TWD	194,000	62,147	—	62,147
6 month THBFIX	Semi-Annual	2.37%	Semi-Annual	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	THB	309,526	192,783	—	192,783

										$(6,203,845)	$—	$(6,203,845)

(a)	Forward swap.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted Stock Index Future January 2019	TWD	251,500,004	Merrill Lynch International & Co.	01/16/19	TWD	251,500	$(125,946)	$—	$(125,946)
Taiwan Capitalization Weighted Stock Index Future January 2019	TWD	239,710,941	Merrill Lynch International & Co.	01/16/19	TWD	239,711	(120,042)	—	(120,042)
Taiwan Capitalization Weighted Stock Index Future January 2019	TWD	74,664,064	Merrill Lynch International & Co.	01/16/19	TWD	74,664	(37,391)	—	(37,391)
KOSPI 200 Index Futures March 2019	KRW	4,092,570,400	Merrill Lynch International & Co.	03/14/19	KRW	4,092,570	(5,372)	—	(5,372)

							$(288,751)	$—	$(288,751)

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day MIBOR	Mumbai Interbank Offered Rate	6.65%
1 week CNREPOFI	7 Day China Fixing Repo Rates	2.55%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.41%
3 month BA	3 month Canadian Bankers Acceptances	2.24%
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	1.89%
3 month JIBAR	Johannesburg Interbank Average Rate	7.15%
3 month KLIBOR	Kuala Lumpur Interbank Offered Rate	3.65%
3 month LIBOR	London Interbank Offered Rate	2.81%
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	0.67%
6 month BBR	Australian Bank Bill Rate	2.22%
6 month EURIBOR	Euro Interbank Offered Rate	(0.24%)
6 month LIBOR	London Interbank Offered Rate	2.88%
6 month THBFIX	6 month Thai Baht Interest Rate Fixing	1.74%
6 month WIBOR	Warsaw Interbank Offered Rate	1.79%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$26,764	$(223,049)	$7,172,558	$(4,570,430)
OTC Swaps	—	—	2,158,250	(8,650,846)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$8,890,191	$—	$2,239,610	$—	$11,129,801
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,971,099	—	—	1,971,099
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	7,172,558	—	7,172,558
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	2,158,250	—	2,158,250

	$—	$—	$8,890,191	$1,971,099	$11,570,418	$—	$22,431,708

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$3,476,504	$—	$12,013	$—	$3,488,517
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,062,406	—	—	2,062,406
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	4,570,430	—	4,570,430
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	288,751	—	8,362,095	—	8,650,846

	$—	$—	$3,765,255	$2,062,406	$12,944,538	$—	$18,772,199

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$10,103,810	$—	$3,391,179	$—	$13,494,989
Forward foreign currency exchange contracts	—	—	—	1,358,731	—	—	1,358,731
Swaps			(34,416)		(3,013,248)		(3,047,664)

	$—	$—	$10,069,394	$1,358,731	$377,931	$—	$11,806,056

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,386,956	$—	$2,221,059	$—	$7,608,015
Forward foreign currency exchange contracts	—	—	—	(46,136)	—	—	(46,136)
Swaps	—	—	(288,751)	—	(3,601,717)	—	(3,890,468)

	$—	$—	$5,098,205	$(46,136)	$(1,380,658)	$—	$3,671,411

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$170,796,372
Average notional value of contracts — short	274,529,030
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	96,570,799
Average amounts sold — in USD	73,441,614
Interest rate swaps:
Average notional value — pays fixed rate	480,571,722
Average notional value — receives fixed rate	463,979,783
Total return swaps:
Average notional value	19,736,869

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,100,342	$1,787,454
Forward foreign currency exchange contracts	1,971,099	2,062,406
Swaps — Centrally cleared	1,097,301	—
Swaps — OTC(a)	2,158,250	8,650,846

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,326,992	$12,500,706
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,197,643)	(1,787,454)

Total derivative assets and liabilities subject to an MNA	$4,129,349	$10,713,252

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America NA	$641,897	$(641,897)	$—	$—	$—
BNP Paribas SA	1,188,244	(1,188,244)	—	—	—
Goldman Sachs International	360,106	(360,106)	—	—	—
JPMorgan Chase Bank NA	574,353	(574,353)	—	—	—
Morgan Stanley & Co. International plc	546,087	(546,087)	—	—	—
UBS AG	818,662	(818,662)	—	—	—

	$4,129,349	$(4,129,349)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)(d)
Bank of America NA	$4,553,394	$(641,897)	$—	$(3,440,000)	$471,497
BNP Paribas SA	1,564,598	(1,188,244)	—	(376,354)	—
Citibank NA	257,494	—	—	—	257,494
Deutsche Bank AG	1,048,809	—	—	—	1,048,809
Goldman Sachs International	383,072	(360,106)	—	(22,966)	—
JPMorgan Chase Bank NA	1,098,108	(574,353)	—	—	523,755
Merrill Lynch International & Co.	288,751	—	—	—	288,751
Morgan Stanley & Co. International plc	623,320	(546,087)	—	—	77,233
UBS AG	895,706	(818,662)	—	—	77,044

	$10,713,252	$(4,129,349)	$—	$(3,839,320)	$2,744,583

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,570,549	$407,570	$—	$1,978,119
Air Freight & Logistics	891,741	—	—	891,741
Airlines	966,026	296,296	—	1,262,322
Auto Components	—	80,568	—	80,568
Automobiles	—	1,362,484	—	1,362,484
Banks	4,751,108	6,001,980	—	10,753,088
Beverages	767,879	1,239,613	—	2,007,492
Biotechnology	3,441,800	758,981	—	4,200,781
Capital Markets	1,945,268	560,333	—	2,505,601
Chemicals	4,489,406	4,289,471	—	8,778,877
Commercial Services & Supplies	681,516	77,131	—	758,647
Communications Equipment	—	391,213	—	391,213
Construction & Engineering	12,420	403,966	—	416,386
Construction Materials	8,896	638,305	—	647,201
Consumer Finance	1,261,666	—	—	1,261,666
Containers & Packaging	815,195	324,663	—	1,139,858
Diversified Consumer Services	17,226	—	—	17,226
Diversified Financial Services	1,178,480	763,323	—	1,941,803
Electric Utilities	1,142,290	713,821	—	1,856,111
Electronic Equipment, Instruments & Components	572,897	484,145	—	1,057,042
Energy Equipment & Services	77,321	32,039	—	109,360
Entertainment	1,239,151	79,662	—	1,318,813
Equity Real Estate Investment Trusts (REITs)	3,299,215	253,179	—	3,552,394
Food & Staples Retailing	85,260	27,302	—	112,562
Food Products	869,407	1,827,544	—	2,696,951
Gas Utilities	54,524	314,659	—	369,183
Health Care Equipment & Supplies	134,968	447,585	—	582,553
Health Care Providers & Services	6,160,394	260,474	—	6,420,868
Health Care Technology	57,212	—	—	57,212
Hotels, Restaurants & Leisure	3,957,535	—	—	3,957,535
Household Durables	386,005	157,410	—	543,415
Household Products	2,348,980	760,656	—	3,109,636
Independent Power and Renewable Electricity Producers	28,591	49,833	—	78,424
Industrial Conglomerates	—	858,285	—	858,285
Insurance	5,949,738	5,232,180	—	11,181,918
Interactive Media & Services	3,438,494	—	—	3,438,494
Internet & Direct Marketing Retail	2,597,513	—	—	2,597,513
IT Services	2,929,528	540,457	—	3,469,985
Life Sciences Tools & Services	1,008,155	63,624	—	1,071,779
Machinery	—	34,215	—	34,215
Media	1,239,806	28,012	—	1,267,818
Metals & Mining	1,383,715	575,992	—	1,959,707
Multiline Retail	—	6,816	—	6,816
Multi-Utilities	187,091	69,267	—	256,358
Oil, Gas & Consumable Fuels	3,499,687	5,884,640	—	9,384,327
Paper & Forest Products	132,983	—	—	132,983
Personal Products	453,659	2,166,551	—	2,620,210
Pharmaceuticals	5,197,688	5,668,447	—	10,866,135
Professional Services	1,323,929	258,652	—	1,582,581
Real Estate Management & Development	—	520,368	—	520,368
Road & Rail	147,287	—	—	147,287
Semiconductors & Semiconductor Equipment	1,007,011	511,276	—	1,518,287
Software	2,888,732	372,994	—	3,261,726
Specialty Retail	5,771,058	26,693	—	5,797,751
Technology Hardware, Storage & Peripherals	4,539,280	636,704	—	5,175,984

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Volatility V.I. Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$410,788	$1,325,472	$—	$1,736,260
Tobacco	757,486	665,122	—	1,422,608
Trading Companies & Distributors	122,539	102,055	—	224,594
Transportation Infrastructure	—	369,667	—	369,667
Corporate Bonds(a)	—	27,399	—	27,399
Preferred Securities(a)	—	634,779	—	634,779
Rights	17,876	—	—	17,876
U.S. Government Sponsored Agency Securities	—	682,097	—	682,097
U.S. Treasury Obligations	—	56,139,727	—	56,139,727
Short-Term Securities	11,969,958	—	—	11,969,958

Subtotal	$100,186,927	$106,405,697	$—	$206,592,624

Investments valued at NAV(b)				459,872

Total Investments				$207,052,496

Derivative Financial Instruments(c)
Assets:
Equity contracts	$8,890,191	$—	$—	$8,890,191
Foreign currency exchange contracts	—	1,971,099	—	1,971,099
Interest rate contracts	2,239,610	9,330,808	—	11,570,418
Liabilities:
Equity contracts	(3,476,504)	(288,751)	—	(3,765,255)
Foreign currency exchange contracts	—	(2,062,406)	—	(2,062,406)
Interest rate contracts	(12,013)	(12,932,525)	—	(12,944,538)

	$7,641,284	$(3,981,775)	$—	$3,659,509

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities

December 31, 2018

BlackRock Managed Volatility V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $453,631) (cost — $206,713,341)	$194,622,666
Investments at value — affiliated (cost — $12,429,834)	12,429,830
Cash	1,300
Cash pledged:
Collateral — OTC derivatives	4,490,000
Futures contracts	22,825,000
Centrally cleared swaps	7,038,000
Foreign currency at value (cost — $13,765,056)	13,818,114
Receivables:
Securities lending income — affiliated	264
Dividends — affiliated	32,237
Dividends — unaffiliated	165,400
Interest — unaffiliated	858,259
Variation margin on futures contracts	1,100,342
Variation margin on centrally cleared swaps	1,097,301
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,971,099
OTC swaps	2,158,250
Prepaid expenses	282

Total assets	262,608,344

LIABILITIES
Cash received as collateral for OTC derivatives	1,160,000
Cash collateral on securities loaned at value	459,965
Payables:
Capital shares redeemed	123,736
Income dividend distributions	166
Distribution fees	46,290
Variation margin on futures contracts	1,787,454
Board realignment and consolidation	2,070
Investment advisory fees	23,165
Directors’ and Officer’s fees	5,473
Other affiliates	685
Other accrued expenses	136,164
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,062,406
OTC swaps	8,650,846

Total liabilities	14,458,420

NET ASSETS	$248,149,924

NET ASSETS CONSIST OF
Paid-in capital	$377,958,214
Accumulated loss	(129,808,290)

NET ASSETS	$248,149,924

NET ASSET VALUE
Class I — Based on net assets of $12,570,664 and 934,693 shares outstanding, 100 million shares authorized, $0.10 par value.	$13.45

Class III — Based on net assets of $235,579,260 and 17,519,192 shares outstanding, 100 million shares authorized, $0.10 par value.	$13.45

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

BlackRock Managed Volatility V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$484,967
Dividends — unaffiliated	2,598,357
Interest — affiliated	362
Interest — unaffiliated	945,695
Securities lending income — affiliated — net	3,019
Foreign taxes withheld	(77,475)

Total investment income	3,954,925

EXPENSES
Investment advisory	1,066,217
Distribution — class specific	451,080
Professional	145,248
Accounting services	87,010
Custodian	79,787
Transfer agent — class specific	43,950
Directors and Officer	16,520
Printing	12,598
Registration	9,074
Offering	6,781
Transfer agent	4,999
Board realignment and consolidation	2,237
Miscellaneous	15,323

Total expenses	1,940,824
Less:
Fees waived and/or reimbursed by the Manager	(291,066)
Transfer agent fees waived and/or reimbursed — class specific	(43,950)

Total expenses after fees waived and/or reimbursed	1,605,808

Net investment income	2,349,117

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	159,037
Investments — unaffiliated	11,387,017
Forward foreign currency exchange contracts	1,358,731
Foreign currency transactions	(67,620)
Futures contracts	13,494,989
Swaps . . . . .	(3,047,664)

23,284,490

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(66,724)
Investments — unaffiliated	(28,192,508)
Forward foreign currency exchange contracts	(46,136)
Foreign currency translations	69,759
Futures contracts	7,608,015
Swaps . . . . .	(3,890,468)

(24,518,062)

Net realized and unrealized loss	(1,233,572)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,115,545

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	BlackRock Managed Volatility V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,349,117	$43,960
Net realized gain	23,284,490	47,809
Net change in unrealized appreciation (depreciation)	(24,518,062)	644,084

Net increase in net assets resulting from operations	1,115,545	735,853

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(363,124)	(148,699)
Class III	(6,371,560)	—

Decrease in net assets resulting from distributions to shareholders	(6,734,684)	(148,699)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	239,233,033	(1,946,110)

NET ASSETS(b)
Total increase (decrease) in net assets	233,613,894	(1,358,956)
Beginning of year	14,536,030	15,894,986

End of year	$248,149,924	$14,536,030

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund

	Class I

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$13.71	$13.19	$13.08		$13.70	$14.41

Net investment income (loss)(a)	0.15	0.04	0.02	(b)	(0.06)	0.04
Net realized and unrealized gain (loss)	(0.01)	0.62	0.20		(0.01)	0.29

Net increase (decrease) from investment operations	0.14	0.66	0.22		(0.07)	0.33

Distributions(c)
From net investment income	(0.25)	(0.05)	(0.11)		—	—
From net realized gain	(0.15)	(0.09)	—		(0.55)	(1.04)

Total distributions	(0.40)	(0.14)	(0.11)		(0.55)	(1.04)

Net asset value, end of year	$13.45	$13.71	$13.19		$13.08	$13.70

Total Return(d)
Based on net asset value	1.02%	4.98%	1.71	%(e)	(0.57)%	2.28%

Ratios to Average Net Assets(f)
Total expenses	1.21%	1.48%	1.39%		1.47%	1.60%

Total expenses after fees waived and/or reimbursed	0.71%	0.89%	0.94%		1.00%	1.07%

Net investment income (loss)	1.09%	0.29%	0.18	%(b)	(0.46)%	0.25%

Supplemental Data
Net assets, end of year (000)	$12,571	$14,536	$15,895		$18,180	$21,283

Portfolio turnover rate	319%	0%	1%		13%	64%

(a)	Based on average shares outstanding.
(b)

Net investment income per share the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a one time payment from a third party administrator.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(e)	Includes reimbursements of out of pocket expenses from a third party administrator. Excluding this amount, the Fund’s total return is 1.48%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.23%	0.25%	0.23%	0.23%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund (continued)

	Class III
	Period from 02/14/2018(a) to 12/31/2018

Net asset value, beginning of period	$13.70

Net investment income(b)	0.15
Net realized and unrealized (loss)	(0.02)

Net increase from investment operations	0.13

Distributions(c)
From net investment income	(0.23)
From net realized gain	(0.15)

Total distributions	(0.38)

Net asset value, end of period	$13.45

Total Return(d)
Based on net asset value	0.90	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.99	%(g)

Total expenses after fees waived and/or reimbursed	0.84	%(g)

Net investment income	1.22	%(g)

Supplemental Data
Net assets, end of period (000)	$235,579

Portfolio turnover rate	319	%(h)

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period from 02/14/2018(a) to 12/31/2018
Investments in underlying funds	0.03%

(g)	Annualized.
(h)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced operations on February 14, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

REORGANIZATION

The Board, the Board of Trustees of HIMCO Variable Insurance Trust and shareholders of the Target Fund approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class III Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on April 20, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Managed Volatility V.I. Fund’s Share Class	Shares of Managed Volatility V.I. Fund
Class IB	39,633,345	0.49126053	Class III	19,470,298

The Target Fund’s net assets and composition of net assets as of the close of business on April 20, 2018, the valuation date of the reorganization were as follows:

Target Fund	Net Assets	Paid- In Capital	Accumulated Loss
HIMCO VIT Portfolio Diversifier Fund	$268,343,917	$392,342,469	$(123,998,552)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $13,676,731. The aggregate net assets of the Fund immediately after the acquisition amounted to $282,020,648. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
HIMCO VIT Portfolio Diversifier Fund	$202,633,700	$186,254,411

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and closed on April 23, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $3,467,734

•	Net realized and change in unrealized loss on investments: $(7,842,825)

•	Net decrease in net assets resulting from operations: $(4,375,091)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since April 23, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Offering Costs: Offering costs are amortized over a 12–month period beginning with the commencement of operations of a class of shares.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$453,631	$(453,631)	$—

(a)

Cash collateral with a value of $459,965 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its/ counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52
$3 Billion — $5 Billion	0.50
$5 Billion — $10 Billion	0.48
Greater than $10 Billion	0.47

With respect to the Fund, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays each of BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the class specific distribution fees borne directly by Class III were $451,080.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$26,690	$17,260	$43,950

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $19,635.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the Fund waived $9,795 in investment advisory fees pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $2,259 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I Shares and Class III Shares.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer agent fees waived and/or reimbursed	$26,690	$17,260	$43,950

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III (a)
0.59%	0.84%

(a)	Class III recommenced operations on February 14, 2018.

Prior to April 23, 2018, Class I and Class III’s expense limitations as a percentage of average daily net assets were 1.00% and 1.25%, respectively.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived and/or reimbursed was $261,636.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $639 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$373,841,841	$382,742,327
U.S Government Securities	76,962,685	68,777,949

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2018, the following permanent differences, attributable to non-deductible offering costs, were reclassified to the following accounts:

Paid-in capital	$(6,781)
Accumulated earnings	6,781

The tax character of distributions paid was as follows:

	12/31/2018	12/31/2017
Ordinary income	$6,734,684	$93,042
Long term capital gains	—	55,657

	$6,734,684	$148,699

As of December 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$159,108
Capital loss carryforward	(111,405,144)
Net unrealized losses(a)	(17,334,954)
Qualified late-year losses(b)	(1,227,300)

$(129,808,290)

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, and the classification of investments.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $111,405,144.

During the year ended December 31, 2018, the Fund utilized $6,083,346 of its capital loss carryforward.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$221,000,783

Gross unrealized appreciation	$22,784,354
Gross unrealized depreciation	(39,228,683)

Net unrealized depreciation	$(16,444,329)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/2018 (a)		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	26,476	$367,264	41,987	$563,708
Shares issued in reinvestment of distributions	26,995	363,124	10,985	148,699
Shares redeemed	(178,879)	(2,476,164)	(197,978)	(2,658,517)

Net decrease	(125,408)	$(1,745,776)	(145,006)	$(1,946,110)

Class III
Shares sold	725,363	$10,018,545	—	$—
Shares issued in reinvestment of distributions	474,003	6,371,288	—	—
Shares issued in reorganization	19,470,298	268,343,917	—	—
Shares redeemed	(3,150,472)	(43,754,941)	—	—

Net increase	17,519,192	$240,978,809	—	$—

Total Net Increase (Decrease)	17,393,784	$239,233,033	(145,006)	$(1,946,110)

(a)	Period February 14, 2018 (recommencement of operations) to December 31, 2018 for Class III.

As of December 31, 2018, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 730 Class III shares of BlackRock Managed Volatility V.I. Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and distributions in excess of net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(50,000)	$(98,699)

Distributions in excess of net investment income as of December 31, 2017 was $(31,377).

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Managed Volatility V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Managed Volatility V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt

CDI	Crest Depository Interests

CVA	Certification Van Aandelon (Dutch Certificate)

ETF	Exchange-Traded Fund

FDR	Fiduciary Depositary Receipt

OTC	Over-The-Counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

On November 15, 2017, the Board of Directors of the Company (the “Board”) and, on December 1, 2017, the Board of Trustees of HIMCO Variable Insurance Trust each approved a reorganization of the HIMCO VIT Index Fund (the “HIMCO Fund”), with and into the Fund. At a special shareholder meeting on April 4, 2018, the shareholders of the HIMCO Fund approved the HIMCO Reorganization, which was completed on April 23, 2018.

On November 14, 2017, the Board and, on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the State Farm Large Cap Equity Index Fund (the “State Farm Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the State Farm Fund approved the State Farm reorganization, which was completed on October 29, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Class I, Class II and Class III Shares returned (4.61)%, (4.74)% and (4.82)%, respectively, while the benchmark S&P 500® Index returned (4.38)%.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

In the fourth quarter of 2018, ten out of the eleven Global Industry Classification Standard equity sectors moved lower. The utilities sector (+1.36%) was the only sector to advance, as lower interest rates and a flight to safety throughout the fourth quarter benefited the traditionally defensive sector.

Conversely, the energy sector (-23.78%) trailed the market, as a decline in crude oil provided a headwind. However, it was the information technology sector (-17.34%) that deducted the most from the index’s overall total return (-3.6%), as lowered corporate earnings guidance weighed on investor sentiment.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than its intra-quarter highs.

For the one-year period ended December 31, 2018, the largest negative returns for the S&P 500® Index in 2018 came from the energy (-18.08%), materials (-14.70%), and industrials (-13.29%) sectors. However, the health care (+6.41%), utilities (+4.11%), and information technology sectors (+3.37%) contributed positively to overall return.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock S&P 500 Index V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(b)	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.
(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns
	6-Month Total Returns (b)	1 Year (b)		5 Years (b)		10 Years (b)
Class I(a)	(6.93)%	(4.61)%		8.17%		12.76%
Class II(a)	(7.00)	(4.74)		8.01		12.61
Class III(a)	(7.04)	(4.82	)(c)	7.91	(c)	12.48	(c)
S&P 500® Index	(6.85)	(4.38)		8.49		13.12

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$930.70	$0.73	$1,000.00	$1,024.45	$0.77	0.15%
Class II	1,000.00	930.00	1.46	1,000.00	1,023.69	1.53	0.30
Class III	1,000.00	929.60	1.75	1,000.00	1,023.39	1.84	0.36

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock S&P 500 Index V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	20%
Health Care	16
Financials	13
Communication Services	10
Consumer Discretionary	10
Industrials	9
Consumer Staples	7
Energy	5
Utilities	3
Real Estate	3
Materials	3
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Aerospace & Defense — 2.5%
Arconic, Inc.(a)	35,588	$600,014
Boeing Co. (The)	43,297	13,963,283
General Dynamics Corp.	22,830	3,589,104
Harris Corp.	9,685	1,304,085
Huntington Ingalls Industries, Inc.	3,495	665,133
L3 Technologies, Inc.	6,426	1,115,939
Lockheed Martin Corp.(a)	20,249	5,301,998
Northrop Grumman Corp.	14,234	3,485,907
Raytheon Co.(a)	23,265	3,567,688
Textron, Inc.	20,100	924,399
TransDigm Group, Inc.(b)	3,978	1,352,759
United Technologies Corp.	66,571	7,088,480

		42,958,789

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.(a)	11,273	947,947
Expeditors International of Washington, Inc.	14,246	970,010
FedEx Corp.	19,944	3,217,565
United Parcel Service, Inc., Class B	56,994	5,558,625

		10,694,147

Airlines — 0.4%
Alaska Air Group, Inc.(a)	10,108	615,072
American Airlines Group, Inc.(a)	33,399	1,072,442
Delta Air Lines, Inc.	51,149	2,552,335
Southwest Airlines Co.	41,777	1,941,795
United Continental Holdings, Inc.(a)(b)	18,763	1,571,026

		7,752,670

Auto Components — 0.1%
Aptiv plc	21,600	1,329,912
BorgWarner, Inc.	17,495	607,776
Goodyear Tire & Rubber Co. (The)	19,102	389,872

		2,327,560

Automobiles — 0.4%
Ford Motor Co.	320,304	2,450,326
General Motors Co.	107,609	3,599,521
Harley-Davidson, Inc.(a)	13,462	459,323

		6,509,170

Banks — 5.6%
Bank of America Corp.	748,257	18,437,053
BB&T Corp.	63,176	2,736,784
Citigroup, Inc.	200,209	10,422,881
Citizens Financial Group, Inc.	38,360	1,140,443
Comerica, Inc.	13,128	901,762
Fifth Third Bancorp	53,748	1,264,690
First Republic Bank	13,416	1,165,850
Huntington Bancshares, Inc.(a)	87,025	1,037,338
JPMorgan Chase & Co.	272,620	26,613,164
KeyCorp	84,812	1,253,521
M&T Bank Corp.	11,609	1,661,596
People’s United Financial, Inc.	29,867	430,981
PNC Financial Services Group, Inc. (The)(a)	37,828	4,422,472
Regions Financial Corp.	84,758	1,134,062
SunTrust Banks, Inc.	36,833	1,857,857
SVB Financial Group(b)	4,302	817,036
US Bancorp	124,540	5,691,478
Wells Fargo & Co.	347,314	16,004,229
Zions Bancorp(a)	15,468	630,166

		97,623,363

Beverages — 1.9%
Brown-Forman Corp., Class B	13,633	648,658

Security	Shares	Value

Beverages (continued)
Coca-Cola Co. (The)	313,760	$14,856,536
Constellation Brands, Inc., Class A	13,617	2,189,886
Molson Coors Brewing Co., Class B	15,181	852,565
Monster Beverage Corp.(b)	32,553	1,602,259
PepsiCo, Inc.	115,836	12,797,561

		32,947,465

Biotechnology — 2.6%
AbbVie, Inc.	123,317	11,368,594
Alexion Pharmaceuticals, Inc.(b)	18,360	1,787,530
Amgen, Inc.	52,240	10,169,561
Biogen, Inc.(b)	16,518	4,970,597
Celgene Corp.(b)	57,325	3,673,959
Gilead Sciences, Inc.	106,081	6,635,367
Incyte Corp.(b)	14,327	911,054
Regeneron Pharmaceuticals, Inc.(b)	6,371	2,379,568
Vertex Pharmaceuticals, Inc.(b)	20,951	3,471,790

		45,368,020

Building Products — 0.3%
Allegion plc	7,793	621,180
AO Smith Corp.	11,796	503,689
Fortune Brands Home & Security, Inc.	11,776	447,370
Johnson Controls International plc	75,755	2,246,136
Masco Corp.	25,003	731,088

		4,549,463

Capital Markets — 2.7%
Affiliated Managers Group, Inc.	4,216	410,807
Ameriprise Financial, Inc.	11,350	1,184,600
Bank of New York Mellon Corp. (The)	74,576	3,510,292
BlackRock, Inc.(e)	9,976	3,918,772
Cboe Global Markets, Inc.	9,258	905,710
Charles Schwab Corp. (The)	98,223	4,079,201
CME Group, Inc.	29,331	5,517,748
E*TRADE Financial Corp.(b)	20,843	914,591
Franklin Resources, Inc.(a)	24,397	723,615
Goldman Sachs Group, Inc. (The)	28,360	4,737,538
Intercontinental Exchange, Inc.	46,545	3,506,235
Invesco Ltd.	34,489	577,346
Moody’s Corp.	13,666	1,913,787
Morgan Stanley	107,175	4,249,489
MSCI, Inc.	7,217	1,064,002
Nasdaq, Inc.(a)	9,406	767,247
Northern Trust Corp.(a)	18,082	1,511,474
Raymond James Financial, Inc.	10,572	786,663
S&P Global, Inc.	20,569	3,495,496
State Street Corp.(a)	31,111	1,962,171
T. Rowe Price Group, Inc.(a)	19,729	1,821,381

		47,558,165

Chemicals — 2.1%
Air Products & Chemicals, Inc.	17,998	2,880,580
Albemarle Corp.(a)	8,707	671,049
Celanese Corp.	10,959	985,981
CF Industries Holdings, Inc.	18,971	825,428
DowDuPont, Inc.	188,084	10,058,732
Eastman Chemical Co.	11,481	839,376
Ecolab, Inc.	20,840	3,070,774
FMC Corp.	11,024	815,335
International Flavors & Fragrances, Inc.(a)	8,406	1,128,674
Linde plc	45,176	7,049,263
LyondellBasell Industries NV, Class A	25,699	2,137,129
Mosaic Co. (The)	29,073	849,222
PPG Industries, Inc.	19,666	2,010,455
Sherwin-Williams Co. (The)	6,741	2,652,314

		35,974,312

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies — 0.4%
Cintas Corp.	7,098	$1,192,393
Copart, Inc.(b)	17,083	816,226
Republic Services, Inc.	17,828	1,285,221
Rollins, Inc.(a)	12,330	445,113
Waste Management, Inc.	32,156	2,861,562

		6,600,515

Communications Equipment — 1.1%
Arista Networks, Inc.(b)	4,267	899,057
Cisco Systems, Inc.	368,583	15,970,702
F5 Networks, Inc.(b)	4,970	805,289
Juniper Networks, Inc.	28,296	761,445
Motorola Solutions, Inc.	13,406	1,542,226

		19,978,719

Construction & Engineering — 0.1%
Fluor Corp.	11,830	380,926
Jacobs Engineering Group, Inc.	9,560	558,877
Quanta Services, Inc.(b)	11,428	343,983

		1,283,786

Construction Materials — 0.1%
Martin Marietta Materials, Inc.(a)	5,141	883,584
Vulcan Materials Co.	10,825	1,069,510

		1,953,094

Consumer Finance — 0.6%
American Express Co.	57,427	5,473,942
Capital One Financial Corp.	38,731	2,927,676
Discover Financial Services	27,543	1,624,486
Synchrony Financial	54,209	1,271,743

		11,297,847

Containers & Packaging — 0.3%
Avery Dennison Corp.	7,112	638,871
Ball Corp.	27,739	1,275,439
International Paper Co.	33,205	1,340,154
Packaging Corp. of America	7,746	646,481
Sealed Air Corp.(a)	12,865	448,217
WestRock Co.	20,786	784,879

		5,134,041

Distributors — 0.1%
Genuine Parts Co.	12,007	1,152,912
LKQ Corp.(a)(b)	26,087	619,045

		1,771,957

Diversified Consumer Services — 0.0%
H&R Block, Inc.	16,849	427,459

Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B(b)	159,556	32,578,144
Jefferies Financial Group, Inc.	23,043	400,026

		32,978,170

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	596,658	17,028,619
CenturyLink, Inc.(a)	78,014	1,181,912
Verizon Communications, Inc.(a)	338,747	19,044,357

		37,254,888

Electric Utilities — 2.1%
Alliant Energy Corp.	19,342	817,199
American Electric Power Co., Inc.	40,438	3,022,336
Duke Energy Corp.	58,442	5,043,545
Edison International	26,909	1,527,624
Entergy Corp.	14,850	1,278,139
Evergy, Inc.	21,598	1,226,118
Eversource Energy	25,800	1,678,032

Security	Shares	Value

Electric Utilities (continued)
Exelon Corp.	79,276	$3,575,348
FirstEnergy Corp.	39,832	1,495,692
NextEra Energy, Inc.	39,182	6,810,615
PG&E Corp.(b)	42,318	1,005,053
Pinnacle West Capital Corp.	9,188	782,818
PPL Corp.	59,043	1,672,688
Southern Co. (The)	84,349	3,704,608
Xcel Energy, Inc.	42,356	2,086,880

		35,726,695

Electrical Equipment — 0.5%
AMETEK, Inc.	19,029	1,288,264
Eaton Corp. plc	35,408	2,431,113
Emerson Electric Co.	51,396	3,070,911
Rockwell Automation, Inc.	9,894	1,488,849

		8,279,137

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	24,721	2,002,895
Corning, Inc.	65,618	1,982,320
FLIR Systems, Inc.	11,031	480,290
IPG Photonics Corp.(b)	2,812	318,571
Keysight Technologies, Inc.(b)	15,483	961,185
TE Connectivity Ltd.(a)	28,122	2,126,867

		7,872,128

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	41,989	902,763
Halliburton Co.	71,819	1,908,949
Helmerich & Payne, Inc.	8,939	428,536
National Oilwell Varco, Inc.(a)	30,887	793,796
Schlumberger Ltd.	113,426	4,092,410
TechnipFMC plc	34,439	674,316

		8,800,770

Entertainment — 2.0%
Activision Blizzard, Inc.(a)	62,556	2,913,233
Electronic Arts, Inc.(b)	24,769	1,954,522
Netflix, Inc.(b)	35,726	9,562,421
Take-Two Interactive Software, Inc.(b)	9,436	971,342
Twenty-First Century Fox, Inc., Class A	86,630	4,168,635
Twenty-First Century Fox, Inc., Class B	39,933	1,907,999
Viacom, Inc., Class B	28,483	732,013
Walt Disney Co. (The)	122,043	13,382,015

		35,592,180

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities, Inc.	8,713	1,004,086
American Tower Corp.	36,089	5,708,919
Apartment Investment & Management Co., Class A	12,760	559,909
AvalonBay Communities, Inc.	11,332	1,972,335
Boston Properties, Inc.	12,598	1,417,905
Crown Castle International Corp.	34,063	3,700,264
Digital Realty Trust, Inc.	16,853	1,795,687
Duke Realty Corp.	29,031	751,903
Equinix, Inc.	6,590	2,323,370
Equity Residential	30,161	1,990,928
Essex Property Trust, Inc.	5,451	1,336,640
Extra Space Storage, Inc.	10,216	924,344
Federal Realty Investment Trust	6,055	714,732
HCP, Inc.	39,555	1,104,771
Host Hotels & Resorts, Inc.	60,835	1,014,119
Iron Mountain, Inc.	23,465	760,501
Kimco Realty Corp.(a)	34,546	506,099
Macerich Co. (The)	8,673	375,367
Mid-America Apartment Communities, Inc.	9,170	877,569
Prologis, Inc.	51,609	3,030,481

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Public Storage	12,293	$2,488,226
Realty Income Corp.	24,194	1,525,190
Regency Centers Corp.	13,891	815,124
SBA Communications Corp.(b)	9,316	1,508,167
Simon Property Group, Inc.	25,356	4,259,554
SL Green Realty Corp.	6,991	552,848
UDR, Inc.	22,399	887,448
Ventas, Inc.	29,132	1,706,844
Vornado Realty Trust	14,331	888,952
Welltower, Inc.(a)	30,796	2,137,550
Weyerhaeuser Co.	61,086	1,335,340

		49,975,172

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	35,925	7,318,282
Kroger Co. (The)	65,421	1,799,077
Sysco Corp.	39,026	2,445,369
Walgreens Boots Alliance, Inc.	65,906	4,503,357
Walmart, Inc.(a)	116,706	10,871,164

		26,937,249

Food Products — 1.1%
Archer-Daniels-Midland Co.	45,962	1,883,063
Campbell Soup Co.	15,794	521,044
Conagra Brands, Inc.	39,811	850,363
General Mills, Inc.	48,901	1,904,205
Hershey Co. (The)	11,497	1,232,248
Hormel Foods Corp.(a)	22,041	940,710
JM Smucker Co. (The)(a)	9,375	876,469
Kellogg Co.	20,531	1,170,472
Kraft Heinz Co. (The)	50,973	2,193,878
Lamb Weston Holdings, Inc.	12,020	884,191
McCormick & Co., Inc. (Non-Voting)	9,983	1,390,033
Mondelez International, Inc., Class A	119,187	4,771,056
Tyson Foods, Inc., Class A	24,442	1,305,203

		19,922,935

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	143,954	10,412,193
ABIOMED, Inc.(b)	3,692	1,200,048
Align Technology, Inc.(b)	5,967	1,249,669
Baxter International, Inc.	40,572	2,670,449
Becton Dickinson and Co.	21,992	4,955,237
Boston Scientific Corp.(b)	113,445	4,009,146
Cooper Cos., Inc. (The)(a)	4,039	1,027,925
Danaher Corp.	50,434	5,200,754
Dentsply Sirona, Inc.	18,555	690,432
Edwards Lifesciences Corp.(b)	17,199	2,634,371
Hologic, Inc.(b)	22,086	907,735
IDEXX Laboratories, Inc.(b)	7,070	1,315,161
Intuitive Surgical, Inc.(b)	9,362	4,483,649
Medtronic plc	110,104	10,015,060
ResMed, Inc.	11,628	1,324,080
Stryker Corp.	25,461	3,991,012
Varian Medical Systems, Inc.(b)	7,470	846,426
Zimmer Biomet Holdings, Inc.	16,806	1,743,118

		58,676,465

Health Care Providers & Services — 3.2%
AmerisourceBergen Corp.(a)	12,857	956,561
Anthem, Inc.	21,204	5,568,806
Cardinal Health, Inc.	24,425	1,089,355
Centene Corp.(b)	16,856	1,943,497
CVS Health Corp.	105,792	6,931,492
DaVita, Inc.(b)	10,342	532,199
Halfmoon Parent, Inc.	31,244	5,933,844

Security	Shares	Value

Health Care Providers & Services (continued)
HCA Healthcare, Inc.	22,007	$2,738,771
Henry Schein, Inc.(b)	12,476	979,615
Humana, Inc.	11,247	3,222,040
Laboratory Corp. of America Holdings(b)	8,272	1,045,250
McKesson Corp.(a)	16,017	1,769,398
Quest Diagnostics, Inc.	10,969	913,389
UnitedHealth Group, Inc.	78,849	19,642,863
Universal Health Services, Inc., Class B	7,082	825,478
WellCare Health Plans, Inc.(b)	4,108	969,858

		55,062,416

Health Care Technology — 0.1%
Cerner Corp.(b)	27,012	1,416,509

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	32,941	1,623,991
Chipotle Mexican Grill, Inc.(b)	2,005	865,739
Darden Restaurants, Inc.	10,283	1,026,860
Hilton Worldwide Holdings, Inc.	24,114	1,731,385
Marriott International, Inc., Class A	23,212	2,519,895
McDonald’s Corp.	63,200	11,222,424
MGM Resorts International	41,059	996,091
Norwegian Cruise Line Holdings Ltd.(b)	18,034	764,461
Royal Caribbean Cruises Ltd.	14,162	1,384,902
Starbucks Corp.	101,891	6,561,781
Wynn Resorts Ltd.	8,023	793,555
Yum! Brands, Inc.	25,603	2,353,428

		31,844,512

Household Durables — 0.3%
DR Horton, Inc.	28,071	972,941
Garmin Ltd.	10,121	640,862
Leggett & Platt, Inc.(a)	10,692	383,201
Lennar Corp., Class A	23,983	938,934
Mohawk Industries, Inc.(b)	5,284	618,017
Newell Brands, Inc.(a)	35,207	654,498
PulteGroup, Inc.	20,895	543,061
Whirlpool Corp.	5,231	559,037

		5,310,551

Household Products — 1.7%
Church & Dwight Co., Inc.	20,146	1,324,801
Clorox Co. (The)	10,465	1,613,075
Colgate-Palmolive Co.	71,104	4,232,110
Kimberly-Clark Corp.	28,390	3,234,757
Procter & Gamble Co. (The)	204,248	18,774,476

		29,179,219

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	53,692	776,386
NRG Energy, Inc.	23,769	941,253

		1,717,639

Industrial Conglomerates — 1.4%
3M Co.	47,736	9,095,617
General Electric Co.	713,080	5,398,016
Honeywell International, Inc.	60,690	8,018,363
Roper Technologies, Inc.	8,479	2,259,823

		24,771,819

Insurance — 2.4%
Aflac, Inc.	62,410	2,843,400
Allstate Corp. (The)	28,254	2,334,628
American International Group, Inc.	72,741	2,866,723
Aon plc	19,831	2,882,634
Arthur J Gallagher & Co.	15,056	1,109,627
Assurant, Inc.	4,366	390,495
Brighthouse Financial, Inc.(b)	10,046	306,202

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Chubb Ltd.	37,647	$4,863,239
Cincinnati Financial Corp.(a)	12,571	973,247
Everest Re Group Ltd.	3,332	725,576
Hartford Financial Services Group, Inc. (The)(a)	29,165	1,296,384
Lincoln National Corp.	17,512	898,541
Loews Corp.	22,667	1,031,802
Marsh & McLennan Cos., Inc.	41,232	3,288,252
MetLife, Inc.	80,902	3,321,836
Principal Financial Group, Inc.(a)	21,891	966,925
Progressive Corp. (The)	47,803	2,883,955
Prudential Financial, Inc.	33,941	2,767,889
Torchmark Corp.	8,413	627,021
Travelers Cos., Inc. (The)	21,622	2,589,235
Unum Group	17,933	526,872
Willis Towers Watson plc	10,697	1,624,446

		41,118,929

Interactive Media & Services — 4.6%(b)
Alphabet, Inc., Class A	24,498	25,599,430
Alphabet, Inc., Class C	25,222	26,120,155
Facebook, Inc., Class A	196,957	25,819,093
TripAdvisor, Inc.	8,394	452,772
Twitter, Inc.	58,848	1,691,292

		79,682,742

Internet & Direct Marketing Retail — 3.5%
Amazon.com, Inc.(b)	33,672	50,574,334
Booking Holdings, Inc.(b)	3,798	6,541,751
eBay, Inc.(b)	74,197	2,082,710
Expedia Group, Inc.	9,712	1,094,057

		60,292,852

IT Services — 4.8%
Accenture plc, Class A	52,259	7,369,042
Akamai Technologies, Inc.(b)	13,309	812,914
Alliance Data Systems Corp.	3,841	576,457
Automatic Data Processing, Inc.	35,783	4,691,867
Broadridge Financial Solutions, Inc.	9,493	913,701
Cognizant Technology Solutions Corp., Class A	47,469	3,013,332
DXC Technology Co.	23,103	1,228,387
Fidelity National Information Services, Inc.	26,702	2,738,290
Fiserv, Inc.(b)	32,667	2,400,698
FleetCor Technologies, Inc.(b)	7,315	1,358,542
Gartner, Inc.(a)(b)	7,446	951,897
Global Payments, Inc.	12,989	1,339,556
International Business Machines Corp.	74,504	8,468,870
Jack Henry & Associates, Inc.	6,372	806,185
Mastercard, Inc., Class A(a)	74,490	14,052,538
Paychex, Inc.	26,239	1,709,471
PayPal Holdings, Inc.(a)(b)	96,603	8,123,346
Total System Services, Inc.	13,760	1,118,550
VeriSign, Inc.(b)	8,704	1,290,716
Visa, Inc., Class A	144,060	19,007,276
Western Union Co. (The)	36,302	619,312

		82,590,947

Leisure Products — 0.1%(a)
Hasbro, Inc.	9,541	775,206
Mattel, Inc.(b)	29,551	295,215

		1,070,421

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	26,133	1,762,932
Illumina, Inc.(b)	12,051	3,614,456
IQVIA Holdings, Inc.(b)	12,989	1,508,932
Mettler-Toledo International, Inc.(b)	2,053	1,161,136
PerkinElmer, Inc.	9,119	716,297

Security	Shares	Value

Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	32,996	$7,384,175
Waters Corp.(b)	6,210	1,171,517

		17,319,445

Machinery — 1.5%
Caterpillar, Inc.	48,378	6,147,392
Cummins, Inc.	12,110	1,618,380
Deere & Co.	26,446	3,944,950
Dover Corp.	11,997	851,187
Flowserve Corp.(a)	10,379	394,610
Fortive Corp.	24,093	1,630,132
Illinois Tool Works, Inc.	25,025	3,170,417
Ingersoll-Rand plc	20,153	1,838,558
PACCAR, Inc.	28,647	1,636,890
Parker-Hannifin Corp.	10,841	1,616,827
Pentair plc	13,093	494,653
Snap-on, Inc.	4,592	667,172
Stanley Black & Decker, Inc.	12,384	1,482,860
Xylem, Inc.	14,555	971,110

		26,465,138

Media — 1.3%
CBS Corp. (Non-Voting), Class B	27,924	1,220,837
Charter Communications, Inc., Class A(b)	14,451	4,118,101
Comcast Corp., Class A	372,199	12,673,376
Discovery, Inc., Class A(a)(b)	13,205	326,692
Discovery, Inc., Class C(b)	29,533	681,621
DISH Network Corp., Class A(b)	19,097	476,852
Interpublic Group of Cos., Inc. (The)	30,812	635,652
News Corp., Class A	31,580	358,433
News Corp., Class B	10,303	119,000
Omnicom Group, Inc.	18,371	1,345,492

		21,956,056

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	118,793	1,224,756
Newmont Mining Corp.	43,204	1,497,018
Nucor Corp.	25,737	1,333,434

		4,055,208

Multiline Retail — 0.5%
Dollar General Corp.	21,551	2,329,232
Dollar Tree, Inc.(b)	19,509	1,762,053
Kohl’s Corp.	13,537	898,044
Macy’s, Inc.	25,206	750,635
Nordstrom, Inc.	9,328	434,778
Target Corp.	42,780	2,827,330

		9,002,072

Multi-Utilities — 1.1%
Ameren Corp.	20,028	1,306,427
CenterPoint Energy, Inc.	41,088	1,159,914
CMS Energy Corp.	23,305	1,157,093
Consolidated Edison, Inc.	25,535	1,952,406
Dominion Energy, Inc.	53,818	3,845,834
DTE Energy Co.	14,914	1,645,014
NiSource, Inc.	29,499	747,800
Public Service Enterprise Group, Inc.	41,437	2,156,796
SCANA Corp.	11,692	558,644
Sempra Energy(a)	22,402	2,423,672
WEC Energy Group, Inc.	25,867	1,791,549

		18,745,149

Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp.	41,120	1,802,701
Apache Corp.	31,303	821,704
Cabot Oil & Gas Corp.	35,849	801,225

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	156,647	$17,041,627
Cimarex Energy Co.	7,634	470,636
Concho Resources, Inc.(a)(b)	16,403	1,686,064
ConocoPhillips	94,380	5,884,593
Devon Energy Corp.	38,383	865,153
Diamondback Energy, Inc.	12,645	1,172,191
EOG Resources, Inc.	47,541	4,146,051
Exxon Mobil Corp.	347,092	23,668,203
Hess Corp.(a)	20,401	826,241
HollyFrontier Corp.	13,069	668,087
Kinder Morgan, Inc.	156,220	2,402,664
Marathon Oil Corp.(a)	68,149	977,257
Marathon Petroleum Corp.	56,637	3,342,149
Newfield Exploration Co.(b)	17,131	251,140
Noble Energy, Inc.	39,334	737,906
Occidental Petroleum Corp.	61,898	3,799,299
ONEOK, Inc.	33,724	1,819,410
Phillips 66	34,610	2,981,652
Pioneer Natural Resources Co.	13,975	1,837,992
Valero Energy Corp.	34,683	2,600,185
Williams Cos., Inc. (The)	99,127	2,185,750

		82,789,880

Personal Products — 0.1%
Coty, Inc., Class A(a)	38,088	249,857
Estee Lauder Cos., Inc. (The), Class A	18,028	2,345,443

		2,595,300

Pharmaceuticals — 5.2%
Allergan plc	26,006	3,475,962
Bristol-Myers Squibb Co.	133,734	6,951,493
Eli Lilly & Co.	77,291	8,944,115
Johnson & Johnson	219,871	28,374,353
Merck & Co., Inc.	213,181	16,289,160
Mylan NV(b)	42,137	1,154,554
Nektar Therapeutics(b)	14,017	460,739
Perrigo Co. plc(a)	9,995	387,306
Pfizer, Inc.	473,889	20,685,255
Zoetis, Inc.	39,375	3,368,137

		90,091,074

Professional Services — 0.3%
Equifax, Inc.	9,885	920,590
IHS Markit Ltd.(b)	29,406	1,410,606
Nielsen Holdings plc	29,161	680,326
Robert Half International, Inc.	9,909	566,795
Verisk Analytics, Inc.(b)	13,496	1,471,604

		5,049,921

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(b)	25,989	1,040,599

Road & Rail — 1.0%
CSX Corp.	65,765	4,085,979
JB Hunt Transport Services, Inc.	7,160	666,166
Kansas City Southern	8,436	805,216
Norfolk Southern Corp.	22,327	3,338,780
Union Pacific Corp.	60,403	8,349,507

		17,245,648

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.(b)	72,100	1,330,966
Analog Devices, Inc.(a)	30,346	2,604,597
Applied Materials, Inc.	80,809	2,645,687
Broadcom, Inc.	33,895	8,618,820
Intel Corp.	374,161	17,559,376
KLA-Tencor Corp.	12,424	1,111,824

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	12,722	$1,732,355
Maxim Integrated Products, Inc.(a)	22,795	1,159,126
Microchip Technology, Inc.(a)	19,389	1,394,457
Micron Technology, Inc.(b)	91,827	2,913,671
NVIDIA Corp.	50,008	6,676,068
Qorvo, Inc.(b)	10,227	621,086
QUALCOMM, Inc.	99,374	5,655,374
Skyworks Solutions, Inc.	14,554	975,409
Texas Instruments, Inc.	78,746	7,441,497
Xilinx, Inc.	20,745	1,766,851

		64,207,164

Software — 6.1%
Adobe, Inc.(b)	40,018	9,053,672
ANSYS, Inc.(b)	6,850	979,139
Autodesk, Inc.(b)	17,945	2,307,907
Cadence Design Systems, Inc.(b)	23,130	1,005,692
Citrix Systems, Inc.(b)	10,496	1,075,420
Fortinet, Inc.(b)	11,938	840,793
Intuit, Inc.	21,277	4,188,378
Microsoft Corp.	633,624	64,357,190
Oracle Corp.	208,895	9,431,609
Red Hat, Inc.(b)	14,466	2,540,808
salesforce.com, Inc.(b)	62,715	8,590,074
Symantec Corp.(a)	52,377	989,663
Synopsys, Inc.(b)	12,112	1,020,315

		106,380,660

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	6,007	945,862
AutoZone, Inc.(b)	2,067	1,732,849
Best Buy Co., Inc.	19,193	1,016,461
CarMax, Inc.(b)	14,239	893,213
Foot Locker, Inc.	9,331	496,409
Gap, Inc. (The)(a)	17,511	451,084
Home Depot, Inc. (The)	92,600	15,910,532
L Brands, Inc.	18,284	469,350
Lowe’s Cos., Inc.	65,827	6,079,782
O’Reilly Automotive, Inc.(b)	6,610	2,276,021
Ross Stores, Inc.	30,609	2,546,669
Tiffany & Co.	8,894	716,056
TJX Cos., Inc. (The)	101,454	4,539,052
Tractor Supply Co.(a)	10,007	834,984
Ulta Beauty, Inc.(b)	4,598	1,125,774

		40,034,098

Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	369,581	58,297,707
Hewlett Packard Enterprise Co.(a)	116,659	1,541,065
HP, Inc.	130,186	2,663,606
NetApp, Inc.	20,650	1,232,186
Seagate Technology plc(a)	21,351	823,935
Western Digital Corp.(a)	23,727	877,187
Xerox Corp.	16,995	335,821

		65,771,507

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.	30,369	380,524
Michael Kors Holdings Ltd.(b)	12,316	467,023
NIKE, Inc., Class B(a)	104,367	7,737,769
PVH Corp.	6,209	577,127
Ralph Lauren Corp.	4,473	462,777
Tapestry, Inc.	23,758	801,832
Under Armour, Inc., Class A(a)(b)	16,080	284,133
Under Armour, Inc., Class C(b)	15,770	255,001

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
VF Corp.	26,591	$1,897,002

		12,863,188

Tobacco — 0.9%
Altria Group, Inc.	154,046	7,608,332
Philip Morris International, Inc.	127,336	8,500,951

		16,109,283

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	23,533	1,230,541
United Rentals, Inc.(b)	6,649	681,722
WW Grainger, Inc.(a)	3,740	1,056,026

		2,968,289

Water Utilities — 0.1%
American Water Works Co., Inc.	14,806	1,343,941

Total Common Stocks — 99.4% (Cost: $967,295,522)		1,724,818,507

Total Long-Term Investments — 99.4% (Cost: $967,295,522)		1,724,818,507

Security	Shares	Value

Short-Term Securities — 2.7%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%	15,713,324	$15,713,324
SL Liquidity Series, LLC, Money Market Series, 2.57%(d)	31,575,620	31,572,463

Total Short-Term Securities — 2.7% (Cost: $47,286,759)		47,285,787

Total Investments — 102.1% (Cost: $1,014,582,281)		1,772,104,294

Liabilities in Excess of Other Assets — (2.1)%		(35,766,681)

Net Assets — 100.0%		$1,736,337,613

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended and/or related parties of the fund, were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,592,667	13,120,657	(b)	—	15,713,324	$15,713,324	$164,153		$—	$—
SL Liquidity Series, LLC, Money Market Series	3,040,710	28,534,910	(b)	—	31,575,620	31,572,463	49,655	(c)	5,020	(972)
BlackRock, Inc.	1,183	9,369		(576)	9,976	3,918,772	75,949		159,096	(447,959)
PNC Financial Services Group, Inc. (The)(d)	4,559	35,385		(2,116)	37,828	N/A	85,326		152,304	(1,109,827)

						$51,204,559	$375,083		$316,420	$(1,558,758)

(a)	Includes net capital gains distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer an affiliate of the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

S&P	Standard & Poor’s

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	141	03/15/19	$17,662	$173,170

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$173,170	$—	$—	$—	$173,170

(a)

Includes cumulative appreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(931,129)	$—	$—	$—	$(931,129)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$176,825	$—	$—	$—	$176,825

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,904,575

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks(a)	$1,724,818,507	$—	$—	$1,724,818,507
Short-Term Securities	15,713,324	—	—	15,713,324

Subtotal	$1,740,531,831	$—	$—	$1,740,531,831

Investments valued at NAV(b)				$31,572,463

Total Investments				$1,772,104,294

Derivative Financial Instruments(c)
Assets:
Equity contracts	$173,170	$—	$—	$173,170

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock S&P 500 Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $31,110,553) (cost — $965,238,013)	$1,720,899,735
Investments at value — affiliated (cost — $49,344,268)	51,204,559
Cash pledged for futures contracts	879,000
Receivables:
Investments sold	521,102
Securities lending income — affiliated	8,249
Capital shares sold	716,255
Dividends — affiliated	26,835
Dividends — unaffiliated	2,006,953
From the Manager	8,037
Variation margin on futures contracts	137,118
Prepaid expenses	11,914

Total assets	1,776,419,757

LIABILITIES
Bank overdraft	166,233
Cash collateral on securities loaned at value	31,569,774
Payables:
Investments purchased	1,165,897
Capital shares redeemed	6,539,380
Distribution fees	64,143
Board realignment and consolidation	7,133
Investment advisory fees	56,036
Directors’ and Officer’s fees	9,296
Other affiliates	3,059
Other accrued expenses	501,193

Total liabilities	40,082,144

NET ASSETS	$1,736,337,613

NET ASSETS CONSIST OF
Paid-in capital	$991,957,031
Accumulated earnings	744,380,582

NET ASSETS	$1,736,337,613

NET ASSET VALUE
Class I — Based on net assets of $1,412,399,695 and 68,891,822 shares outstanding, 100 million shares authorized, $0.10 par value	$20.50

Class II — Based on net assets of $4,484,593 and 220,702 shares outstanding, 100 million shares authorized, $0.10 par value	$20.32

Class III — Based on net assets of $319,453,325 and 15,723,188 shares outstanding, 100 million shares authorized, $0.10 par value	$20.32

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations

Year Ended December 31, 2018

BlackRock S&P 500 Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$325,428
Dividends — unaffiliated	21,690,340
Securities lending income — affiliated — net	49,655

Total investment income	22,065,423

EXPENSES
Investment advisory	919,907
Distribution — class specific	652,011
Transfer agent — class specific	400,788
Professional	162,790
Reorganization	137,991
Accounting services	103,655
Printing	40,534
Registration	32,806
Directors and Officer	30,003
Custodian	28,035
Offering	17,331
Board realignment and consolidation	7,133
Transfer agent	6,753
Miscellaneous	46,551

Total expenses	2,586,288
Less:
Fees waived and/or reimbursed by the Manager	(237,529)
Transfer agent fees waived and/or reimbursed — class specific	(119,440)

Total expenses after fees waived and/or reimbursed	2,229,319

Net investment income	19,836,104

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	316,420
Investments — unaffiliated	98,921,438
Futures contracts	(931,129)

98,306,729

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(1,558,758)
Investments — unaffiliated	(205,459,514)
Futures contracts	176,825

(206,841,447)

Net realized and unrealized loss	(108,534,718)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(88,698,614)

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock S&P 500 Index V.I. Fund
	Year Ended
	12/31/2018	12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,836,104	$3,577,169
Net realized gain	98,306,729	10,983,785
Net change in unrealized appreciation (depreciation)	(206,841,447)	26,662,306

Net increase (decrease) in net assets resulting from operations	(88,698,614)	41,223,260

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(80,579,932)	(12,284,211)
Class II	(251,963)	(184,677)
Class III	(18,332,689)	—

Decrease in net assets resulting from distributions to shareholders	(99,164,584)	(12,468,888)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,704,609,344	(6,721,848)

NET ASSETS(b)
Total increase in net assets	1,516,746,146	22,032,524
Beginning of year	219,591,467	197,558,943

End of year	$1,736,337,613	$219,591,467

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund

	Class I

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$22.82		$19.90	$19.08	$20.63	$19.43

Net investment income(a)	0.44		0.37	0.37	0.37	0.35
Net realized and unrealized gain (loss)	(1.51)		3.91	1.85	(0.14)	2.25

Net increase (decrease) from investment operations	(1.07)		4.28	2.22	0.23	2.60

Distributions(b)
From net investment income	(0.25)		(0.39)	(0.38)	(0.42)	(0.36)
From net realized gain	(1.00)		(0.97)	(1.02)	(1.36)	(1.04)

Total distributions	(1.25)		(1.36)	(1.40)	(1.78)	(1.40)

Net asset value, end of year	$20.50		$22.82	$19.90	$19.08	$20.63

Total Return(c)
Based on net asset value	(4.61)%		21.50%	11.60%	1.05%	13.30%

Ratios to Average Net Assets
Total expenses	0.19	%(d)	0.46%	0.46%	0.46%	0.46%

Total expenses after fees waived and/or reimbursed	0.16	%(d)	0.30%	0.31%	0.31%	0.34%

Net investment income	1.88%		1.68%	1.87%	1.76%	1.70%

Supplemental Data
Net assets, end of year (000)	$1,412,400		$216,251	$195,261	$187,048	$204,029

Portfolio turnover rate	5%		3%	4%	4%	3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.18% and 0.15%, respectively.

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund (continued)

	Class II

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$22.63		$19.75	$18.94	$20.49	$19.31

Net investment income(a)	0.38		0.34	0.33	0.33	0.32
Net realized and unrealized gain (loss)	(1.47)		3.87	1.85	(0.13)	2.22

Net increase (decrease) from investment operations	(1.09)		4.21	2.18	0.20	2.54

Distributions(b)
From net investment income	(0.22)		(0.36)	(0.35)	(0.39)	(0.32)
From net realized gain	(1.00)		(0.97)	(1.02)	(1.36)	(1.04)

Total distributions	(1.22)		(1.33)	(1.37)	(1.75)	(1.36)

Net asset value, end of year	$20.32		$22.63	$19.75	$18.94	$20.49

Total Return(c)
Based on net asset value	(4.74)%		21.31%	11.47%	0.89%	13.11%

Ratios to Average Net Assets
Total expenses	0.40	%(d)	0.60%	0.62%	0.61%	0.60%

Total expenses after fees waived and/or reimbursed	0.33	%(d)	0.45%	0.46%	0.46%	0.48%

Net investment income	1.64%		1.54%	1.71%	1.61%	1.55%

Supplemental Data
Net assets, end of year (000)	$4,485		$3,340	$2,298	$1,780	$1,962

Portfolio turnover rate	5%		3%	4%	4%	3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.33%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund (continued)

	Class III
	Period from 02/14/2018 (a) to 12/31/2018

Net asset value, beginning of period	$22.88

Net investment income(b)	0.34
Net realized and unrealized (loss)	(1.69)

Net (decrease) from investment operations	(1.35)

Distributions(c)
From net investment income	(0.21)
From net realized gain	(1.00)

Total distributions	(1.21)

Net asset value, end of period	$20.32

Total Return(d)
Based on net asset value	(5.82	)%(e)

Ratios to Average Net Assets
Total expenses	0.38	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.36	%(f)(g)

Net investment income	1.64	%(f)

Supplemental Data
Net assets, end of period (000)	$319,453

Portfolio turnover rate	5	%(h)

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.37% and 0.35%, respectively.

(h)	Portfolio turnover rate is representative of the fund for the entire year.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced operations on February 14, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganizations

The Board, the Board of the HIMCO Variable Insurance Trust and shareholders of the HIMCO Fund approved the reorganization of the HIMCO Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the HIMCO Fund in exchange for an equal aggregate value of newly-issued Class I and Class III Shares of the Fund.

Each shareholder of the HIMCO Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s HIMCO Fund shares, as determined at the close of business on April 20, 2018, less the costs of the HIMCO Fund’s reorganization.

The HIMCO reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

HIMCO Fund’s Share Class	Shares Prior to HIMCO Reorganization	Conversion Ratio	S&P 500 Index V.I. Fund’s Share Class	Shares of S&P 500 Index V.I. Fund
Class IA	17,179,594	1.83129659	Class I	31,460,932
Class IB	9,244,848	1.81412014	Class III	16,771,265

The HIMCO Fund’s net assets and composition of net assets as of the close of business on April 20, 2018, the valuation date of the HIMCO reorganization were as follows:

HIMCO Fund	Net Assets	Paid-In Capital	Accumulated earnings
HIMCO VIT Index Fund	$1,100,925,673	$552,473,484	$548,452,189

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the HIMCO Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the HIMCO reorganization were $221,043,512. The aggregate net assets of the Fund immediately after the HIMCO reorganization amounted to $1,321,969,185. The HIMCO Fund’s fair value and cost of investments prior to the HIMCO reorganization were as follows:

HIMCO Fund	Fair Value of Investments	Cost of Investments
HIMCO VIT Index Fund	$1,091,642,970	$514,211,227

The purpose of the transaction was to combine the assets of the HIMCO Fund with the assets of the Fund. The HIMCO reorganization was a tax-free event and closed on April 23, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $25,009,801

•	Net realized and change in unrealized loss on investments: $(108,025,468)

•	Net increase in net assets resulting from operations: $(83,015,667)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since April 23, 2018.

The Board, the Board of Trustees of State Farm Variable Product Trust and shareholders of the State Farm Fund approved the reorganization of the State Farm Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the State Farm Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the State Farm Fund received shares of the Fund in an amount equal to the aggregate NAV of such shareholder’s State Farm Fund shares, as determined at the close of business on October 26, 2018, less the costs of the State Farm Fund’s reorganization.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

The State Farm reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

State Farm Fund	Shares Prior to State Farm Reorganization	Conversion Ratio	S&P 500 Index V.I. Fund’s Share Class	Shares of S&P 500 Index V.I. Fund
State Farm Large Cap Equity Index Fund	31,060,082	0.87209818	Class I	27,087,441

The State Farm Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the State Farm reorganization were as follows:

State Farm Fund	Net Assets	Paid-In Capital	Accumulated earnings
State Farm Large Cap Equity Index Fund	$622,154,676	$387,022,240	$235,132,436

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the State Farm Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the State Farm reorganization were $1,244,306,961. The aggregate net assets of the Fund immediately after the State Farm reorganization amounted to $1,866,461,637. The State Farm Fund’s fair value and cost of investments prior to the reorganization were as follows:

State Farm Fund	Fair Value of Investments	Cost of Investments
State Farm Large Cap Equity Index Fund	$617,866,688	$382,357,766

The purpose of the transaction was to combine the assets of the State Farm Fund with the assets of the Fund. The State Farm reorganization was a tax-free event and closed on October 29, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $29,919,446

•	Net realized and change in unrealized gain (loss) on investments: $(105,351,557)

•	Net increase in net assets resulting from operations: $(75,432,111)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since October 29, 2018.

State Farm Reorganization costs incurred by the Fund in connection with the State Farm Reorganization were expensed by the Fund. The Manager reimbursed the Fund $111,986, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt security is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12- month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc.	$7,747,927	$(7,747,927)	$—
Credit Suisse Securities (USA) LLC	3,302,880	(3,302,880)	—
Deutsche Bank Securities Inc.	2,232,615	(2,232,615)	—
Fidelity Investments	394,106	(394,106)	—
Goldman Sachs & Co.	114,885	(114,885)	—
JP Morgan Securities LLC	13,552,187	(13,552,187)	—
State Street Bank & Trust Co.	2,785,622	(2,785,622)	—
Toronto Dominion Bank	542,411	(542,411)	—
UBS Securities LLC	437,920	(437,920)	—

	$31,110,553	$(31,110,553)	$—

(a)

Cash collateral with a value of $31,569,774 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.07% of the average daily value of the Fund’s net assets.

Prior to April 23, 2018, this fee was 0.30% of the average daily value of the Fund’s net assets.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class I	Class II	Class III
Distribution Fees	N/A	0.15%	0.25%

For the year ended December 31, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$6,138	$645,873	$652,011

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$381,148	$2,253	$17,387	$400,788

Expense Limitations, Waivers and Reimbursements: Effective April 23, 2018, the contractual advisory fee waiver of 0.10% is discontinued in conjunction with the reduced advisory fee from 0.30% to 0.07%. For the year ended December 31, 2018, the amount waived and/or reimbursed by the Manager pursuant to this contractual waiver was $68,657.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $6,903.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

For the year ended December 31, 2018, the Fund reimbursed the Manager $11,758 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount reimbursed was $7,133.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.05
Class III	0.05

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

Prior to April 23, 2018, the Manager reimbursed all transfer agent fees — class specific for Class I, Class II and Class III of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$54,123	$756	$4,282	$59,161

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III (a)
0.15%	0.30%	0.40%

(a)	Class III recommenced operations on February 14, 2018.

Prior to April 23, 2018, Class I, Class II and Class III expense limitations as a percentage of average daily net assets were 1.25%, 1.40% and 1.50%, respectively.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, the Manager waived and/or reimbursed $42,850 and $60,279, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Fund paid BIM $17,615 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$24,283,155
Sales	11,502,176
Net Realized Gain	3,762,432

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $59,850,054 and $155,227,291, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to non-deductible expenses was reclassified to the following accounts:

Paid in capital	$(17,331)
Accumulated earnings	$17,331

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$19,423,791	$3,811,505
Long term capital gains	79,740,793	8,657,383

	$99,164,584	$12,468,888

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$313,990
Undistributed long-term capital gains	17,293,853
Net unrealized gains(a)	726,772,739

$744,380,582

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts the timing and recognition of partnership income, and the classification of investments.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,045,623,220

Gross unrealized appreciation	$807,763,573
Gross unrealized depreciation	(81,282,499)

Net unrealized appreciation	$726,481,074

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018(a)		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,629,081	$38,154,514	853,159	$18,530,628
Shares issued in reinvestment of distributions	3,984,526	80,579,932	537,342	12,284,211
Shares issued in reorganization	58,548,373	1,342,478,516	—	—
Shares redeemed	(4,748,491)	(111,807,406)	(1,723,846)	(38,229,011)

Net increase (decrease)	59,413,489	$1,349,405,556	(333,345)	$(7,414,172)

Class II
Shares sold	104,448	$2,472,635	133,824	$2,754,443
Shares issued in reinvestment of distributions	12,559	251,963	8,145	184,677
Shares redeemed	(43,947)	(1,018,068)	(110,703)	(2,246,796)

Net increase	73,060	$1,706,530	31,266	$692,324

Class III
Shares sold	749,247	$17,376,769	—	$—
Shares issued in reinvestment of distributions	912,793	18,332,584	—	—
Shares issued in reorganization	16,771,265	380,601,833	—	—
Shares redeemed	(2,710,117)	(62,813,928)	—	—

Net increase	15,723,188	$353,497,258	—	$—

Total Net Increase (Decrease)	75,209,737	$1,704,609,344	(302,079)	$(6,721,848)

(a)	Period February 14, 2018 (recommencement of operations) to December 31, 2018 for Class III.

As of December 31, 2018, BlackRock Financial Management, Inc, an affiliate of the Fund, owned 437 Class III shares of BlackRock S&P 500 Index V.I. Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	$(3,518,974)	$(8,765,237)
Class II	(50,068)	(134,609)

Undistributed net investment income as of December 31, 2017 was $15,576.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock S&P 500 Index V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Small Cap Index V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Small Cap Index V.I. Fund

Investment Objective

BlackRock Small Cap Index V.I. Fund’s (the “Fund”) investment objective is to seek to match the performance of Russell 2000® Index (the “Russell 2000” or the “Underlying Index”) as closely as possible before the deduction of Fund expenses.

On November 14, 2017, the Board of Directors of the Company (the “Board”) and, on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the State Farm Small Cap Equity Index Fund (the “Predecessor Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Predecessor Fund approved the reorganization, which was completed on October 29, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Class I Shares returned (11.25)%. The Russell 2000® Index returned (11.01)% for the same period. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Describe the market environment.

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than its intra-quarter highs.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the Russell 2000® Index, the Fund purchased and sold securities to maintain its objective of matching the performance of the Underlying Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Underlying Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Small Cap Index V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

Under normal circumstances, the Fund will invest at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	(17.48)%	(11.25)%	4.08%	11.53%
Russell 2000 Index	(17.35)	(11.01)	4.41	11.97

(a)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$825.20	$1.06	$1,000.00	$1,024.05	$1.17	0.23%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown)

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock Small Cap Index V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	18%
Health Care	15
Industrials	14
Information Technology	14
Consumer Discretionary	12
Real Estate	7
Materials	4
Utilities	4
Energy	4
Communication Services	3
Consumer Staples	3
Short-Term Securities	2
Other Assets	—	(a)

(a)	Representing less than 0.5% of the Fund’s net assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.4%

Aerospace & Defense — 1.2%
AAR Corp.	4,315	$161,122
Aerojet Rocketdyne Holdings, Inc.(a)	9,489	334,297
Aerovironment, Inc.(a)	2,816	191,347
Astronics Corp.(a)	2,809	85,534
Axon Enterprise, Inc.(a)	7,633	333,944
Cubic Corp.	3,363	180,728
Ducommun, Inc.(a)	1,390	50,485
Engility Holdings, Inc.(a)	2,410	68,589
Esterline Technologies Corp.(a)	3,475	422,039
KeyW Holding Corp. (The)(a)	6,461	43,224
Kratos Defense & Security Solutions, Inc.(a)	11,698	164,825
Maxar Technologies Ltd.	7,523	89,975
Mercury Systems, Inc.(a)	6,240	295,090
Moog, Inc., Class A	4,262	330,220
National Presto Industries, Inc.	659	77,050
Sparton Corp.(a)	1,194	21,719
Triumph Group, Inc.	6,473	74,439
Vectrus, Inc.(a)	1,481	31,960
Wesco Aircraft Holdings, Inc.(a)	7,195	56,840

		3,013,427

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(a)	7,752	176,823
Atlas Air Worldwide Holdings, Inc.(a)	3,145	132,688
Echo Global Logistics, Inc.(a)	3,715	75,526
Forward Air Corp.	3,897	213,750
Hub Group, Inc., Class A(a)	4,340	160,884
Radiant Logistics, Inc.(a)	4,623	19,648

		779,319

Airlines — 0.5%
Allegiant Travel Co.	1,713	171,677
Hawaiian Holdings, Inc.	6,210	164,006
Mesa Air Group, Inc.(a)	1,597	12,313
SkyWest, Inc.	6,766	300,884
Spirit Airlines, Inc.(a)	9,114	527,883

		1,176,763

Auto Components — 1.0%
American Axle & Manufacturing Holdings, Inc.(a)	14,800	164,280
Cooper Tire & Rubber Co.	6,737	217,807
Cooper-Standard Holdings, Inc.(a)	2,353	146,168
Dana, Inc.	19,425	264,763
Dorman Products, Inc.(a)	3,567	321,101
Fox Factory Holding Corp.(a)	4,791	282,046
Gentherm, Inc.(a)	4,499	179,870
LCI Industries	3,245	216,766
Modine Manufacturing Co.(a)	6,578	71,108
Motorcar Parts of America, Inc.(a)	2,527	42,049
Shiloh Industries, Inc.(a)	2,418	14,097
Standard Motor Products, Inc.	2,820	136,573
Stoneridge, Inc.(a)	3,648	89,923
Superior Industries International, Inc.	3,141	15,108
Tenneco, Inc., Class A	6,755	185,020
Tower International, Inc.	2,633	62,666

		2,409,345

Automobiles — 0.0%
Winnebago Industries, Inc.	4,108	99,455

Banks — 9.4%
1st Constitution Bancorp	1,123	22,381
1st Source Corp.	2,084	84,069
Access National Corp.	2,020	43,087
ACNB Corp.	927	36,385

Security	Shares	Value

Banks (continued)
Allegiance Bancshares, Inc.(a)	1,563	$50,594
Amalgamated Bank, Class A	1,454	28,353
American National Bankshares, Inc.	1,030	30,189
Ameris Bancorp	5,629	178,270
Ames National Corp.	1,036	26,335
Arrow Financial Corp.	1,621	51,904
Atlantic Capital Bancshares, Inc.(a)	3,388	55,462
Auburn National Bancorporation, Inc.	372	11,778
Banc of California, Inc.	5,714	76,053
BancFirst Corp.	2,394	119,461
Bancorp, Inc. (The)(a)	6,694	53,284
BancorpSouth Bank	12,508	326,959
Bank of Commerce Holdings	2,460	26,962
Bank of Marin Bancorp	1,806	74,479
Bank of NT Butterfield & Son Ltd. (The)	7,251	227,319
Bank of Princeton (The)	507	14,145
Bankwell Financial Group, Inc.	917	26,327
Banner Corp.	4,257	227,664
Bar Harbor Bankshares	2,025	45,421
Baycom Corp.(a)	1,265	29,209
BCB Bancorp, Inc.	1,943	20,343
Berkshire Hills Bancorp, Inc.	5,408	145,854
Blue Hills Bancorp, Inc.	3,054	65,172
Boston Private Financial Holdings, Inc.	11,065	116,957
Bridge Bancorp, Inc.	2,203	56,154
Brookline Bancorp, Inc.	10,494	145,027
Bryn Mawr Bank Corp.	2,648	91,091
Business First Bancshares, Inc.	1,521	36,854
Byline Bancorp, Inc.(a)	2,043	34,036
C&F Financial Corp.	505	26,871
Cadence BanCorp	9,606	161,189
Cambridge Bancorp	419	34,882
Camden National Corp.	2,044	73,523
Capital Bancorp, Inc.(a)	578	6,595
Capital City Bank Group, Inc.	1,346	31,241
Capstar Financial Holdings, Inc.	807	11,887
Carolina Financial Corp.	2,791	82,586
Cathay General Bancorp	10,273	344,454
CB Financial Services, Inc.	738	18,288
CBTX, Inc.	2,475	72,765
CenterState Bank Corp.	12,172	256,099
Central Pacific Financial Corp.	3,817	92,944
Central Valley Community Bancorp	1,361	25,682
Century Bancorp, Inc., Class A	369	24,992
Chemical Financial Corp.	9,475	346,880
Chemung Financial Corp.	478	19,746
Citizens & Northern Corp.	1,454	38,429
City Holding Co.	1,993	134,707
Civista Bancshares, Inc.	1,670	29,091
CNB Financial Corp.	1,929	44,271
Coastal Financial Corp.(a)	887	13,509
Codorus Valley Bancorp, Inc.	727	15,449
Columbia Banking System, Inc.	9,712	352,448
Community Bank System, Inc.	6,671	388,919
Community Bankers Trust Corp.(a)	2,249	16,238
Community Financial Corp. (The)	631	18,450
Community Trust Bancorp, Inc.	2,058	81,517
ConnectOne Bancorp, Inc.	4,011	74,083
County Bancorp, Inc.	714	12,402
Customers Bancorp, Inc.(a)	3,896	70,907
CVB Financial Corp.	14,863	300,679
Eagle Bancorp, Inc.(a)	4,237	206,384
Enterprise Bancorp, Inc.	1,279	41,133
Enterprise Financial Services Corp.	3,022	113,718

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Equity Bancshares, Inc., Class A(a)	1,775	$62,569
Esquire Financial Holdings, Inc.(a)	828	17,968
Evans Bancorp, Inc.	525	17,068
Farmers & Merchants Bancorp, Inc.	1,151	44,302
Farmers National Banc Corp.	3,365	42,870
FB Financial Corp.	2,172	76,063
Fidelity D&D Bancorp, Inc.	358	22,976
Fidelity Southern Corp.	2,898	75,406
Financial Institutions, Inc.	2,039	52,402
First Bancorp	3,886	126,917
First BanCorp	28,388	244,137
First Bancorp, Inc.	1,269	33,375
First Bancshares, Inc. (The)	1,644	49,731
First Bank	2,179	26,409
First Busey Corp.	5,806	142,479
First Business Financial Services, Inc.	706	13,774
First Choice Bancorp	1,078	24,363
First Commonwealth Financial Corp.	13,259	160,169
First Community Bancshares, Inc.	2,145	67,525
First Community Corp.	1,128	21,917
First Financial Bancorp	12,683	300,841
First Financial Bankshares, Inc.	8,359	482,231
First Financial Corp.	1,582	63,517
First Financial Northwest, Inc.	1,367	21,147
First Foundation, Inc.(a)	5,059	65,059
First Guaranty Bancshares, Inc.	671	15,574
First Internet Bancorp	1,295	26,470
First Interstate BancSystem, Inc., Class A	4,369	159,731
First Merchants Corp.	6,559	224,777
First Mid-Illinois Bancshares, Inc.	1,659	52,955
First Midwest Bancorp, Inc.	13,607	269,555
First Northwest Bancorp	1,103	16,357
First of Long Island Corp. (The)	3,259	65,017
First Savings Financial Group, Inc.	233	12,102
First United Corp.	1,064	16,939
Flushing Financial Corp.	3,641	78,391
Franklin Financial Network, Inc.(a)	1,674	44,143
Fulton Financial Corp.	22,888	354,306
German American Bancorp, Inc.	2,794	77,589
Glacier Bancorp, Inc.	11,278	446,834
Great Southern Bancorp, Inc.	1,466	67,480
Great Western Bancorp, Inc.	7,868	245,875
Green Bancorp, Inc.	3,330	57,076
Guaranty Bancorp	3,405	70,654
Guaranty Bancshares, Inc.	856	25,526
Hancock Whitney Corp.	11,305	391,718
Hanmi Financial Corp.	4,239	83,508
HarborOne Bancorp, Inc.(a)	2,088	33,178
Heartland Financial USA, Inc.	3,900	171,405
Heritage Commerce Corp.	5,306	60,170
Heritage Financial Corp.	4,855	144,291
Hilltop Holdings, Inc.	9,558	170,419
Home BancShares, Inc.	21,163	345,803
HomeTrust Bancshares, Inc.	2,326	60,895
Hope Bancorp, Inc.	16,538	196,141
Horizon Bancorp, Inc.	4,916	77,574
Howard Bancorp, Inc.(a)	1,497	21,407
IBERIABANK Corp.	7,139	458,895
Independent Bank Corp.	6,531	315,416
Independent Bank Group, Inc.	2,807	128,476
International Bancshares Corp.	7,344	252,634
Investar Holding Corp.	1,325	32,860
Investors Bancorp, Inc.	30,791	320,226
Lakeland Bancorp, Inc.	5,976	88,505

Security	Shares	Value

Banks (continued)
Lakeland Financial Corp.	3,240	$130,118
LCNB Corp.	1,299	19,680
LegacyTexas Financial Group, Inc.	6,317	202,713
Level One Bancorp, Inc.	552	12,381
Live Oak Bancshares, Inc.	3,380	50,058
Macatawa Bank Corp.	3,277	31,525
MB Financial, Inc.	11,029	437,079
MBT Financial Corp.	1,859	17,289
Mercantile Bank Corp.	2,155	60,900
Metropolitan Bank Holding Corp.(a)	804	24,803
Mid Penn Bancorp, Inc.	581	13,375
Middlefield Banc Corp.	421	17,863
Midland States Bancorp, Inc.	2,801	62,574
MidSouth Bancorp, Inc.	2,223	23,564
MidWestOne Financial Group, Inc.	1,481	36,773
MutualFirst Financial, Inc.	727	19,316
MVB Financial Corp.	1,269	22,893
National Bank Holdings Corp., Class A	3,818	117,862
National Bankshares, Inc.	802	29,217
National Commerce Corp.(a)	2,367	85,212
NBT Bancorp, Inc.	5,660	195,779
Nicolet Bankshares, Inc.(a)	1,104	53,875
Northeast Bancorp	860	14,388
Northrim BanCorp, Inc.	807	26,526
Norwood Financial Corp.	659	21,747
Oak Valley Bancorp	869	15,903
OFG Bancorp	5,752	94,678
Ohio Valley Banc Corp.	644	22,791
Old Line Bancshares, Inc.	2,081	54,772
Old National Bancorp	20,071	309,093
Old Second Bancorp, Inc.	3,856	50,128
Opus Bank	2,618	51,287
Origin Bancorp, Inc.	2,319	79,032
Orrstown Financial Services, Inc.	1,094	19,922
Pacific City Financial Corp.	1,353	21,174
Pacific Mercantile Bancorp(a)	2,339	16,724
Pacific Premier Bancorp, Inc.(a)	6,053	154,473
Park National Corp.	1,824	154,949
Parke Bancorp, Inc.	1,005	18,809
Peapack Gladstone Financial Corp.	2,433	61,263
Penns Woods Bancorp, Inc.	573	23,058
Peoples Bancorp of North Carolina, Inc.	740	18,100
Peoples Bancorp, Inc.	2,347	70,645
Peoples Financial Services Corp.	912	40,183
People’s Utah Bancorp	2,042	61,566
Preferred Bank	1,851	80,241
Premier Financial Bancorp, Inc.	1,798	26,808
QCR Holdings, Inc.	1,736	55,708
RBB Bancorp	1,796	31,556
Reliant Bancorp, Inc.	1,213	27,948
Renasant Corp.	6,401	193,182
Republic Bancorp, Inc., Class A	1,275	49,368
Republic First Bancorp, Inc.(a)	5,329	31,814
S&T Bancorp, Inc.	4,572	173,004
Sandy Spring Bancorp, Inc.	4,601	144,195
SB One Bancorp	1,132	23,138
Seacoast Banking Corp. of Florida(a)	6,106	158,878
Select Bancorp, Inc.(a)	1,428	17,679
ServisFirst Bancshares, Inc.	6,178	196,893
Shore Bancshares, Inc.	1,949	28,338
Sierra Bancorp	1,873	45,008
Simmons First National Corp., Class A	12,022	290,091
SmartFinancial, Inc.(a)	1,370	25,030
South State Corp.	4,854	290,997

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Southern First Bancshares, Inc.(a)	846	$27,131
Southern National Bancorp of Virginia, Inc.	2,595	34,306
Southside Bancshares, Inc.	4,412	140,081
Spirit of Texas Bancshares, Inc.(a)	1,001	22,803
State Bank Financial Corp.	5,010	108,166
Stock Yards Bancorp, Inc.	2,861	93,841
Summit Financial Group, Inc.	1,321	25,509
Tompkins Financial Corp.	1,958	146,870
Towne Bank	8,752	209,610
TriCo Bancshares	3,389	114,514
TriState Capital Holdings, Inc.(a)	3,258	63,401
Triumph Bancorp, Inc.(a)	3,185	94,595
Trustmark Corp.	8,378	238,187
UMB Financial Corp.	6,021	367,100
Union Bankshares Corp.	8,698	245,545
Union Bankshares, Inc.	589	28,125
United Bankshares, Inc.	13,275	412,985
United Community Banks, Inc.	10,415	223,506
United Security Bancshares	2,059	19,725
Unity Bancorp, Inc.	1,215	25,223
Univest Corp. of Pennsylvania	3,830	82,613
Valley National Bancorp	42,865	380,641
Veritex Holdings, Inc.(a)	3,086	65,979
Washington Trust Bancorp, Inc.	1,999	95,012
WesBanco, Inc.	6,941	254,665
West Bancorporation, Inc.	2,109	40,261
Westamerica Bancorp	3,422	190,537

		22,803,490

Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A(a)	1,072	258,180
Castle Brands, Inc.(a)	14,031	11,933
Celsius Holdings, Inc.(a)	3,655	12,683
Coca-Cola Bottling Co. Consolidated	624	110,685
Craft Brew Alliance, Inc.(a)	1,925	27,547
MGP Ingredients, Inc.	1,756	100,180
National Beverage Corp.	1,562	112,105
Primo Water Corp.(a)	4,353	60,986

		694,299

Biotechnology — 6.1%(a)
Abeona Therapeutics, Inc.	3,822	27,289
ACADIA Pharmaceuticals, Inc.	13,068	211,310
Acceleron Pharma, Inc.	5,138	223,760
Achaogen, Inc.	5,460	6,716
Achillion Pharmaceuticals, Inc.	18,054	28,706
Acorda Therapeutics, Inc.	5,787	90,161
Adamas Pharmaceuticals, Inc.	2,917	24,911
ADMA Biologics, Inc.	3,050	7,289
Aduro Biotech, Inc.	8,518	22,487
Adverum Biotechnologies, Inc.	7,091	22,337
Aeglea BioTherapeutics, Inc.	2,623	19,646
Agenus, Inc.	12,282	29,231
AgeX Therapeutics, Inc.	1,338	4,001
Aimmune Therapeutics, Inc.	5,750	137,540
Akebia Therapeutics, Inc.	11,391	62,992
Albireo Pharma, Inc.	1,158	28,406
Alder Biopharmaceuticals, Inc.	7,736	79,294
Aldeyra Therapeutics, Inc.	2,564	21,281
Allakos, Inc.	1,089	56,922
Allena Pharmaceuticals, Inc.	1,874	10,213
Allogene Therapeutics, Inc.	2,624	70,664
AMAG Pharmaceuticals, Inc.	4,557	69,221
Amicus Therapeutics, Inc.	25,134	240,784
AnaptysBio, Inc.	2,735	174,466

Security	Shares	Value

Biotechnology (continued)
Apellis Pharmaceuticals, Inc.	4,795	$63,246
Aptinyx, Inc.	1,740	28,780
Arbutus Biopharma Corp.	4,663	17,859
Arcus Biosciences, Inc.	3,867	41,648
Ardelyx, Inc.	5,362	9,598
Arena Pharmaceuticals, Inc.	6,591	256,719
ArQule, Inc.	14,398	39,882
Array BioPharma, Inc.	27,072	385,776
Arrowhead Pharmaceuticals, Inc.	11,557	143,538
Arsanis, Inc.	688	1,596
Atara Biotherapeutics, Inc.	5,569	193,467
Athenex, Inc.	5,837	74,072
Athersys, Inc.	16,463	23,707
Audentes Therapeutics, Inc.	4,757	101,419
AVEO Pharmaceuticals, Inc.	13,375	21,400
Avid Bioservices, Inc.	6,678	27,380
Avrobio, Inc.	763	12,704
Bellicum Pharmaceuticals, Inc.	4,801	14,019
BioCryst Pharmaceuticals, Inc.	14,488	116,918
Biohaven Pharmaceutical Holding Co. Ltd.	3,773	139,526
BioSpecifics Technologies Corp.	764	46,298
BioTime, Inc.	13,380	12,216
Blueprint Medicines Corp.	5,490	295,966
Calithera Biosciences, Inc.	3,313	13,285
Calyxt, Inc.	767	7,946
Cara Therapeutics, Inc.	4,325	56,225
CareDx, Inc.	4,720	118,661
CASI Pharmaceuticals, Inc.	6,101	24,526
Catalyst Biosciences, Inc.	1,915	15,109
Catalyst Pharmaceuticals, Inc.	12,807	24,589
Celcuity, Inc.	620	14,874
Cellular Biomedicine Group, Inc.	1,644	29,033
ChemoCentryx, Inc.	2,624	28,628
Chimerix, Inc.	4,712	12,110
Clovis Oncology, Inc.	6,322	113,543
Cohbar, Inc.	3,582	11,140
Coherus Biosciences, Inc.	6,892	62,373
Concert Pharmaceuticals, Inc.	2,754	34,563
Corbus Pharmaceuticals Holdings, Inc.	6,623	38,678
Corvus Pharmaceuticals, Inc.	2,229	8,180
Crinetics Pharmaceuticals, Inc.	868	26,031
CTI BioPharma Corp.	8,191	6,009
Cue Biopharma, Inc.	2,851	13,400
Cytokinetics, Inc.	6,105	38,584
CytomX Therapeutics, Inc.	5,910	89,241
Deciphera Pharmaceuticals, Inc.	1,256	26,363
Denali Therapeutics, Inc.	6,050	124,993
Dicerna Pharmaceuticals, Inc.	6,914	73,911
Dynavax Technologies Corp.	8,278	75,744
Eagle Pharmaceuticals, Inc.	1,403	56,527
Editas Medicine, Inc.	6,060	137,865
Eidos Therapeutics, Inc.	1,097	15,095
Emergent BioSolutions, Inc.	5,907	350,167
Enanta Pharmaceuticals, Inc.	2,224	157,526
Epizyme, Inc.	6,947	42,793
Equillium, Inc.	675	5,508
Esperion Therapeutics, Inc.	3,038	139,748
Evelo Biosciences, Inc.	1,646	21,414
Fate Therapeutics, Inc.	7,900	101,357
Fennec Pharmaceuticals, Inc.	1,819	11,605
FibroGen, Inc.	9,926	459,375
Five Prime Therapeutics, Inc.	4,430	41,199
Flexion Therapeutics, Inc.	4,460	50,487
Fortress Biotech, Inc.	5,274	4,536

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Forty Seven, Inc.	911	$14,321
G1 Therapeutics, Inc.	3,024	57,910
Genomic Health, Inc.	2,783	179,253
Geron Corp.	22,429	22,429
Global Blood Therapeutics, Inc.	6,634	272,326
GlycoMimetics, Inc.	4,523	42,833
Gritstone Oncology, Inc.	840	12,978
GTx, Inc.	742	579
Halozyme Therapeutics, Inc.	16,568	242,390
Heron Therapeutics, Inc.	9,152	237,403
Homology Medicines, Inc.	2,211	49,438
Idera Pharmaceuticals, Inc.	2,969	8,224
Immune Design Corp.	5,369	6,980
ImmunoGen, Inc.	19,060	91,488
Immunomedics, Inc.	19,275	275,054
Inovio Pharmaceuticals, Inc.	10,948	43,792
Insmed, Inc.	10,168	133,404
Insys Therapeutics, Inc.	3,942	13,797
Intellia Therapeutics, Inc.	4,411	60,210
Intercept Pharmaceuticals, Inc.	2,908	293,097
Intrexon Corp.	9,776	63,935
Invitae Corp.	8,711	96,344
Iovance Biotherapeutics, Inc.	13,740	121,599
Ironwood Pharmaceuticals, Inc.	18,394	190,562
Jounce Therapeutics, Inc.	2,248	7,576
Kadmon Holdings, Inc.	12,712	26,441
Karyopharm Therapeutics, Inc.	6,437	60,315
Kezar Life Sciences, Inc.	790	18,644
Kindred Biosciences, Inc.	4,119	45,103
Kiniksa Pharmaceuticals Ltd., Class A	979	27,500
Kodiak Sciences, Inc.	1,090	7,739
Kura Oncology, Inc.	4,007	56,258
La Jolla Pharmaceutical Co.	2,847	26,847
Lexicon Pharmaceuticals, Inc.	5,737	38,094
Ligand Pharmaceuticals, Inc.	2,778	376,975
LogicBio Therapeutics, Inc.	830	8,632
Loxo Oncology, Inc.	3,571	500,190
MacroGenics, Inc.	5,205	66,103
Madrigal Pharmaceuticals, Inc.	921	103,815
MannKind Corp.	17,212	18,245
MediciNova, Inc.	5,240	42,811
Mersana Therapeutics, Inc.	2,099	8,564
Minerva Neurosciences, Inc.	4,064	27,391
Miragen Therapeutics, Inc.	4,150	12,574
Mirati Therapeutics, Inc.	2,678	113,601
Molecular Templates, Inc.	1,461	5,902
Momenta Pharmaceuticals, Inc.	10,188	112,475
Mustang Bio, Inc.	2,441	7,177
Myriad Genetics, Inc.	9,141	265,729
NantKwest, Inc.	4,937	5,727
Natera, Inc.	4,371	61,019
NewLink Genetics Corp.	4,970	7,554
Novavax, Inc.	50,615	93,132
Nymox Pharmaceutical Corp.	4,564	5,979
OPKO Health, Inc.	42,711	128,560
Organovo Holdings, Inc.	12,101	11,582
Ovid therapeutics, Inc.	1,840	4,453
Palatin Technologies, Inc.	28,574	20,242
PDL BioPharma, Inc.	17,793	51,600
Pfenex, Inc.	3,440	10,974
Pieris Pharmaceuticals, Inc.	6,594	17,540
PolarityTE, Inc.	1,393	18,792
Portola Pharmaceuticals, Inc.	8,645	168,750
Principia Biopharma, Inc.	689	18,872

Security	Shares	Value

Biotechnology (continued)
Progenics Pharmaceuticals, Inc.	10,680	$44,856
Proteostasis Therapeutics, Inc.	4,096	13,271
Prothena Corp. plc	5,335	54,950
PTC Therapeutics, Inc.	6,012	206,332
Puma Biotechnology, Inc.	3,866	78,673
Ra Pharmaceuticals, Inc.	1,710	31,122
Radius Health, Inc.	5,373	88,601
Recro Pharma, Inc.	2,169	15,400
REGENXBIO, Inc.	4,205	176,400
Repligen Corp.	5,190	273,721
Replimune Group, Inc.	1,163	11,630
Retrophin, Inc.	5,372	121,568
Rhythm Pharmaceuticals, Inc.	2,021	54,324
Rigel Pharmaceuticals, Inc.	22,292	51,272
Rocket Pharmaceuticals, Inc.	2,771	41,066
Rubius Therapeutics, Inc.	1,472	23,670
Sangamo Therapeutics, Inc.	13,466	154,590
Savara, Inc.	4,017	30,409
Scholar Rock Holding Corp.	946	21,730
Selecta Biosciences, Inc.	2,360	6,278
Seres Therapeutics, Inc.	2,927	13,230
Solid Biosciences, Inc.	1,618	43,362
Sorrento Therapeutics, Inc.	14,516	34,838
Spark Therapeutics, Inc.	4,176	163,449
Spectrum Pharmaceuticals, Inc.	13,388	117,145
Spero Therapeutics, Inc.	999	6,144
Spring Bank Pharmaceuticals, Inc.	1,607	16,697
Stemline Therapeutics, Inc.	3,754	35,663
Surface Oncology, Inc.	1,176	4,986
Sutro Biopharma, Inc.	719	6,485
Syndax Pharmaceuticals, Inc.	2,072	9,220
Synergy Pharmaceuticals, Inc.	33,003	3,759
Synlogic, Inc.	1,715	12,022
Syros Pharmaceuticals, Inc.	3,105	17,295
T2 Biosystems, Inc.	4,091	12,314
TG Therapeutics, Inc.	7,636	31,308
Tocagen, Inc.	2,703	22,192
Translate Bio, Inc.	1,447	10,852
Twist Bioscience Corp.	580	13,392
Tyme Technologies, Inc.	13,196	48,693
Ultragenyx Pharmaceutical, Inc.	6,243	271,446
UNITY Biotechnology, Inc.	3,184	51,772
Unum Therapeutics, Inc.	2,001	8,804
Vanda Pharmaceuticals, Inc.	6,818	178,154
Veracyte, Inc.	3,799	47,791
Verastem, Inc.	9,123	30,653
Vericel Corp.	5,705	99,267
Viking Therapeutics, Inc.	7,718	59,043
Vital Therapies, Inc.	4,896	912
Voyager Therapeutics, Inc.	2,848	26,771
Xencor, Inc.	6,136	221,878
XOMA Corp.	1,034	13,080
Y-mAbs Therapeutics, Inc.	775	15,763
Zafgen, Inc.	3,975	19,676
ZIOPHARM Oncology, Inc.	17,470	32,669

		14,760,713

Building Products — 1.2%
AAON, Inc.	5,480	192,129
Advanced Drainage Systems, Inc.	4,807	116,570
American Woodmark Corp.(a)	1,876	104,456
Apogee Enterprises, Inc.	3,676	109,729
Armstrong Flooring, Inc.(a)	2,814	33,318
Builders FirstSource, Inc.(a)	15,008	163,737
Caesarstone Ltd.	3,044	41,337

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Continental Building Products, Inc.(a)	4,936	$125,621
CSW Industrials, Inc.(a)	2,063	99,746
Gibraltar Industries, Inc.(a)	4,240	150,902
Griffon Corp.	4,596	48,028
Insteel Industries, Inc.	2,420	58,758
JELD-WEN Holding, Inc.(a)	9,181	130,462
Masonite International Corp.(a)	3,212	143,994
NCI Building Systems, Inc.(a)	5,660	41,035
Patrick Industries, Inc.(a)	3,163	93,656
PGT Innovations, Inc.(a)	7,035	111,505
Quanex Building Products Corp.	4,636	63,003
Simpson Manufacturing Co., Inc.	5,504	297,932
Trex Co., Inc.(a)	7,851	466,035
Universal Forest Products, Inc.	7,963	206,719

		2,798,672

Capital Markets — 1.3%
Arlington Asset Investment Corp., Class A	3,742	27,092
Artisan Partners Asset Management, Inc., Class A	6,381	141,084
Ashford, Inc.	131	6,799
Associated Capital Group, Inc., Class A	197	6,940
B. Riley Financial, Inc.	2,716	38,567
Blucora, Inc.(a)	6,320	168,365
BrightSphere Investment Group plc	10,686	114,127
Cohen & Steers, Inc.	2,963	101,690
Cowen, Inc.(a)	3,561	47,504
Diamond Hill Investment Group, Inc.	433	64,712
Donnelley Financial Solutions, Inc.(a)	4,471	62,728
Federated Investors, Inc., Class B	12,863	341,513
Focus Financial Partners, Inc., Class A(a)	2,499	65,799
GAIN Capital Holdings, Inc.	3,963	24,412
Greenhill & Co., Inc.	2,253	54,973
Hamilton Lane, Inc., Class A	1,981	73,297
Houlihan Lokey, Inc.	4,435	163,208
INTL. FCStone, Inc.(a)	2,037	74,513
Investment Technology Group, Inc.	4,328	130,879
Ladenburg Thalmann Financial Services, Inc.	13,284	30,952
Moelis & Co., Class A	5,922	203,598
Oppenheimer Holdings, Inc., Class A	1,284	32,806
Piper Jaffray Cos.	1,702	112,060
PJT Partners, Inc., Class A	2,648	102,636
Pzena Investment Management, Inc., Class A	2,576	22,282
Safeguard Scientifics, Inc.(a)	2,163	18,645
Siebert Financial Corp.(a)	1,073	15,516
Silvercrest Asset Management Group, Inc., Class A	794	10,505
Stifel Financial Corp.	9,217	381,768
Value Line, Inc.	315	8,193
Virtus Investment Partners, Inc.	921	73,155
Waddell & Reed Financial, Inc., Class A	10,329	186,748
Westwood Holdings Group, Inc.	1,082	36,788
WisdomTree Investments, Inc.	15,530	103,275

		3,047,129

Chemicals — 1.8%
Advanced Emissions Solutions, Inc.	685	7,227
AdvanSix, Inc.(a)	4,079	99,283
AgroFresh Solutions, Inc.(a)	3,507	13,292
American Vanguard Corp.	3,869	58,770
Amyris, Inc.(a)	3,882	12,966
Balchem Corp.	4,259	333,693
Chase Corp.	962	96,248
Ferro Corp.(a)	10,196	159,873
Flotek Industries, Inc.(a)	9,338	10,178
FutureFuel Corp.	3,429	54,384
GCP Applied Technologies, Inc.(a)	9,550	234,452

Security	Shares	Value

Chemicals (continued)
Hawkins, Inc.	1,286	$52,662
HB Fuller Co.	6,726	286,998
Ingevity Corp.(a)	5,631	471,258
Innophos Holdings, Inc.	2,585	63,410
Innospec, Inc.	3,218	198,744
Intrepid Potash, Inc.(a)	12,511	32,529
Koppers Holdings, Inc.(a)	2,735	46,604
Kraton Corp.(a)	4,116	89,893
Kronos Worldwide, Inc.	2,830	32,602
LSB Industries, Inc.(a)	2,515	13,883
Marrone Bio Innovations, Inc.(a)	8,606	12,651
Minerals Technologies, Inc.	4,700	241,298
OMNOVA Solutions, Inc.(a)	5,813	42,609
PolyOne Corp.	10,606	303,332
PQ Group Holdings, Inc.(a)	4,859	71,962
Quaker Chemical Corp.	1,734	308,149
Rayonier Advanced Materials, Inc.	6,728	71,653
Sensient Technologies Corp.	5,651	315,608
Stepan Co.	2,692	199,208
Trecora Resources(a)	2,581	20,132
Tredegar Corp.	3,437	54,511
Trinseo SA	5,690	260,488
Tronox Ltd., Class A	12,434	96,736
Valhi, Inc.	4,603	8,884

		4,376,170

Commercial Services & Supplies — 2.5%
ABM Industries, Inc.	8,788	282,183
ACCO Brands Corp.	13,745	93,191
Advanced Disposal Services, Inc.(a)	9,624	230,399
Brady Corp., Class A	6,234	270,930
BrightView Holdings, Inc.(a)	3,277	33,458
Brink’s Co. (The)	6,677	431,668
Casella Waste Systems, Inc., Class A(a)	5,293	150,798
CECO Environmental Corp.(a)	3,524	23,787
Cimpress NV(a)	2,925	302,503
Covanta Holding Corp.	15,614	209,540
Deluxe Corp.	5,793	222,683
Ennis, Inc.	3,378	65,026
Essendant, Inc.	4,882	61,416
Healthcare Services Group, Inc.	9,839	395,331
Heritage-Crystal Clean, Inc.(a)	1,914	44,041
Herman Miller, Inc.	7,899	238,945
HNI Corp.	5,765	204,254
Interface, Inc.	7,844	111,777
Kimball International, Inc., Class B	4,802	68,140
Knoll, Inc.	6,430	105,966
LSC Communications, Inc.	4,353	30,471
Matthews International Corp., Class A	4,144	168,329
McGrath RentCorp	3,201	164,787
Mobile Mini, Inc.	5,901	187,357
MSA Safety, Inc.	4,528	426,855
Multi-Color Corp.	1,842	64,636
NL Industries, Inc.(a)	1,105	3,878
PICO Holdings, Inc.(a)	2,314	21,150
Pitney Bowes, Inc.	24,989	147,685
Quad/Graphics, Inc.	4,149	51,116
RR Donnelley & Sons Co.	9,380	37,145
SP Plus Corp.(a)	3,006	88,797
Steelcase, Inc., Class A	11,268	167,104
Team, Inc.(a)	3,929	57,560
Tetra Tech, Inc.	7,361	381,079
UniFirst Corp.	2,026	289,860
US Ecology, Inc.	2,910	183,272
Viad Corp.	2,703	135,393

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
VSE Corp.	1,151	$34,426

		6,186,936

Communications Equipment — 1.6%
Acacia Communications, Inc.(a)	3,634	138,092
ADTRAN, Inc.	6,361	68,317
Aerohive Networks, Inc.(a)	5,096	16,613
Applied Optoelectronics, Inc.(a)	2,492	38,452
CalAmp Corp.(a)	4,560	59,326
Calix, Inc.(a)	5,782	56,375
Casa Systems, Inc.(a)	3,595	47,202
Ciena Corp.(a)	18,645	632,252
Clearfield, Inc.(a)	1,205	11,954
Comtech Telecommunications Corp.	3,053	74,310
DASAN Zhone Solutions, Inc.(a)	917	12,756
Digi International, Inc.(a)	3,277	33,065
Extreme Networks, Inc.(a)	15,241	92,970
Finisar Corp.(a)	15,584	336,614
Harmonic, Inc.(a)	10,793	50,943
Infinera Corp.(a)	20,030	79,920
InterDigital, Inc.	4,596	305,312
KVH Industries, Inc.(a)	1,815	18,676
Lumentum Holdings, Inc.(a)	9,747	409,471
NETGEAR, Inc.(a)	4,149	215,872
NetScout Systems, Inc.(a)	9,737	230,085
Plantronics, Inc.	4,404	145,772
Quantenna Communications, Inc.(a)	4,485	64,360
Ribbon Communications, Inc.(a)	6,644	32,024
ViaSat, Inc.(a)	7,353	433,459
Viavi Solutions, Inc.(a)	30,194	303,450

		3,907,642

Construction & Engineering — 1.0%
Aegion Corp.(a)	4,260	69,523
Ameresco, Inc., Class A(a)	2,301	32,444
Argan, Inc.	1,944	73,561
Comfort Systems USA, Inc.	4,866	212,547
Dycom Industries, Inc.(a)	4,011	216,754
EMCOR Group, Inc.	7,352	438,841
Granite Construction, Inc.	5,838	235,155
Great Lakes Dredge & Dock Corp.(a)	7,081	46,876
HC2 Holdings, Inc.(a)	5,263	13,894
IES Holdings, Inc.(a)	1,246	19,375
Infrastructure and Energy Alternatives, Inc.(a)	2,738	22,424
KBR, Inc.	18,732	284,352
MasTec, Inc.(a)	8,043	326,224
MYR Group, Inc.(a)	2,137	60,199
Northwest Pipe Co.(a)	973	22,661
NV5 Global, Inc.(a)	1,245	75,385
Orion Group Holdings, Inc.(a)	3,358	14,406
Primoris Services Corp.	5,552	106,210
Sterling Construction Co., Inc.(a)	3,409	37,124
Tutor Perini Corp.(a)	4,970	79,371
Willscot Corp.(a)	4,737	44,623

		2,431,949

Construction Materials — 0.1%
Forterra, Inc.(a)	2,002	7,527
Summit Materials, Inc., Class A(a)	14,892	184,661
United States Lime & Minerals, Inc.	211	14,981
US Concrete, Inc.(a)	2,136	75,358

		282,527

Consumer Finance — 0.7%
Curo Group Holdings Corp.(a)	1,533	14,548
Elevate Credit, Inc.(a)	3,330	14,918

Security	Shares	Value

Consumer Finance (continued)
Encore Capital Group, Inc.(a)	3,454	$81,169
Enova International, Inc.(a)	4,420	86,013
EZCORP, Inc., Class A(a)	6,650	51,405
FirstCash, Inc.	5,772	417,604
Green Dot Corp., Class A(a)	6,249	496,920
LendingClub Corp.(a)	41,984	110,418
Nelnet, Inc., Class A	2,471	129,332
PRA Group, Inc.(a)	5,926	144,417
Regional Management Corp.(a)	1,370	32,949
World Acceptance Corp.(a)	816	83,444

		1,663,137

Containers & Packaging — 0.1%
Greif, Inc., Class A	3,397	126,063
Greif, Inc., Class B	740	32,856
Myers Industries, Inc.	4,675	70,639
UFP Technologies, Inc.(a)	582	17,483

		247,041

Distributors — 0.1%
Core-Mark Holding Co., Inc.	6,062	140,942
Funko, Inc., Class A(a)	1,362	17,910
Weyco Group, Inc.	783	22,840

		181,692

Diversified Consumer Services — 0.9%
Adtalem Global Education, Inc.(a)	7,616	360,389
American Public Education, Inc.(a)	2,128	60,563
Career Education Corp.(a)	9,025	103,065
Carriage Services, Inc.	2,465	38,207
Chegg, Inc.(a)	14,400	409,248
Houghton Mifflin Harcourt Co.(a)	13,742	121,754
K12, Inc.(a)	4,888	121,174
Laureate Education, Inc., Class A(a)	11,978	182,545
Regis Corp.(a)	4,701	79,682
Sotheby’s(a)	4,414	175,412
Strategic Education, Inc.	2,775	314,741
Weight Watchers International, Inc.(a)	5,118	197,299

		2,164,079

Diversified Financial Services — 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E	4,064	70,307
Cannae Holdings, Inc.(a)	9,156	156,751
FGL Holdings(a)	18,831	125,414
Marlin Business Services Corp.	926	20,678
On Deck Capital, Inc.(a)	6,433	37,955

		411,105

Diversified Telecommunication Services — 0.5%
ATN International, Inc.	1,387	99,212
Cincinnati Bell, Inc.(a)	6,091	47,388
Cogent Communications Holdings, Inc.	5,562	251,458
Consolidated Communications Holdings, Inc.	9,318	92,062
Frontier Communications Corp.	13,854	32,973
Intelsat SA(a)	7,398	158,243
Iridium Communications, Inc.(a)	12,748	235,201
Ooma, Inc.(a)	2,141	29,717
ORBCOMM, Inc.(a)	9,715	80,246
pdvWireless, Inc.(a)	1,167	43,634
Vonage Holdings Corp.(a)	29,366	256,365
Windstream Holdings, Inc.(a)	4,969	10,385

		1,336,884

Electric Utilities — 1.2%
ALLETE, Inc.	6,843	521,573
El Paso Electric Co.	5,378	269,599
IDACORP, Inc.	6,631	617,081

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
MGE Energy, Inc.	4,637	$278,035
Otter Tail Corp.	5,233	259,766
PNM Resources, Inc.	10,573	434,445
Portland General Electric Co.	11,690	535,986
Spark Energy, Inc., Class A	1,626	12,081

		2,928,566

Electrical Equipment — 0.7%
Allied Motion Technologies, Inc.	928	41,472
Atkore International Group, Inc.(a)	5,182	102,811
AZZ, Inc.	3,438	138,758
Babcock & Wilcox Enterprises, Inc.(a)	5,219	2,037
Encore Wire Corp.	2,704	135,687
Energous Corp.(a)	2,722	15,760
EnerSys	5,594	434,150
Enphase Energy, Inc.(a)	11,487	54,334
FuelCell Energy, Inc.(a)	12,967	7,138
Generac Holdings, Inc.(a)	8,055	400,334
Plug Power, Inc.(a)	27,322	33,879
Powell Industries, Inc.	1,149	28,736
Preformed Line Products Co.	463	25,118
Sunrun, Inc.(a)	12,837	139,795
Thermon Group Holdings, Inc.(a)	4,303	87,265
TPI Composites, Inc.(a)	1,934	47,538
Vicor Corp.(a)	2,319	87,635
Vivint Solar, Inc.(a)	4,915	18,726

		1,801,173

Electronic Equipment, Instruments & Components — 2.4%
Anixter International, Inc.(a)	3,914	212,569
Arlo Technologies, Inc.(a)	1,873	18,693
AVX Corp.	6,197	94,504
Badger Meter, Inc.	3,793	186,654
Bel Fuse, Inc., Class B	1,475	27,170
Belden, Inc.	5,367	224,180
Benchmark Electronics, Inc.	5,514	116,787
Control4 Corp.(a)	3,455	60,808
CTS Corp.	4,344	112,466
Daktronics, Inc.	4,775	35,335
Electro Scientific Industries, Inc.(a)	4,290	128,528
ePlus, Inc.(a)	1,777	126,469
Fabrinet(a)	4,787	245,621
FARO Technologies, Inc.(a)	2,232	90,708
Fitbit, Inc., Class A(a)	27,994	139,130
II-VI, Inc.(a)	8,209	266,464
Insight Enterprises, Inc.(a)	4,666	190,140
Iteris, Inc.(a)	3,745	13,969
Itron, Inc.(a)	4,502	212,900
KEMET Corp.	7,492	131,410
Kimball Electronics, Inc.(a)	3,440	53,286
Knowles Corp.(a)	11,603	154,436
Maxwell Technologies, Inc.(a)	5,060	10,474
Mesa Laboratories, Inc.	447	93,150
Methode Electronics, Inc.	4,786	111,466
MTS Systems Corp.	2,373	95,229
Napco Security Technologies, Inc.(a)	1,375	21,656
nLight, Inc.(a)	2,856	50,780
Novanta, Inc.(a)	4,349	273,987
OSI Systems, Inc.(a)	2,231	163,532
PAR Technology Corp.(a)	1,351	29,384
Park Electrochemical Corp.	2,399	43,350
PC Connection, Inc.	1,532	45,546
Plexus Corp.(a)	3,899	199,161
Rogers Corp.(a)	2,438	241,508
Sanmina Corp.(a)	9,003	216,612

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc.(a)	3,345	$115,001
SYNNEX Corp.	5,522	446,398
Tech Data Corp.(a)	5,078	415,431
TTM Technologies, Inc.(a)	12,459	121,226
Vishay Intertechnology, Inc.	17,600	316,976
Vishay Precision Group, Inc.(a)	1,373	41,506

		5,894,600

Energy Equipment & Services — 1.2%
Archrock, Inc.	16,889	126,499
Basic Energy Services, Inc.(a)	2,825	10,848
Bristow Group, Inc.(a)	4,368	10,614
C&J Energy Services, Inc.(a)	8,566	115,641
Cactus, Inc., Class A(a)	5,045	138,283
CARBO Ceramics, Inc.(a)	2,993	10,416
Covia Holdings Corp.(a)	4,017	13,738
Dawson Geophysical Co.(a)	3,303	11,164
Diamond Offshore Drilling, Inc.(a)	8,606	81,241
Dril-Quip, Inc.(a)	4,324	129,850
Era Group, Inc.(a)	2,446	21,378
Exterran Corp.(a)	4,303	76,163
Forum Energy Technologies, Inc.(a)	10,760	44,439
Frank’s International NV(a)	9,722	50,749
FTS International, Inc.(a)	4,077	28,987
Helix Energy Solutions Group, Inc.(a)	18,686	101,091
Independence Contract Drilling, Inc.(a)	4,876	15,213
ION Geophysical Corp.(a)	1,706	8,837
Keane Group, Inc.(a)	7,147	58,462
Key Energy Services, Inc.(a)	1,659	3,434
KLX Energy Services Holdings, Inc.(a)	2,671	62,635
Liberty Oilfield Services, Inc., Class A(a)	5,882	76,172
Mammoth Energy Services, Inc.	1,616	29,056
Matrix Service Co.(a)	3,515	63,059
McDermott International, Inc.(a)	23,828	155,835
Natural Gas Services Group, Inc.(a)	1,654	27,192
NCS Multistage Holdings, Inc.(a)	1,349	6,866
Newpark Resources, Inc.(a)	11,838	81,327
Nine Energy Service, Inc.(a)	1,942	43,773
Noble Corp. plc(a)	32,761	85,834
Oceaneering International, Inc.(a)	13,131	158,885
Oil States International, Inc.(a)	7,918	113,069
PHI, Inc. (Non-Voting)(a)	2,033	3,761
Pioneer Energy Services Corp.(a)	8,780	10,799
Profire Energy, Inc.(a)	3,741	5,424
ProPetro Holding Corp.(a)	9,414	115,981
Quintana Energy Services, Inc.(a)	958	3,315
RigNet, Inc.(a)	2,020	25,533
Rowan Cos. plc, Class A(a)	16,928	142,026
SEACOR Holdings, Inc.(a)	2,273	84,101
SEACOR Marine Holdings, Inc.(a)	2,193	25,790
Select Energy Services, Inc., Class A(a)	5,996	37,895
Smart Sand, Inc.(a)	3,545	7,870
Solaris Oilfield Infrastructure, Inc., Class A	3,457	41,795
Superior Energy Services, Inc.(a)	20,368	68,233
TETRA Technologies, Inc.(a)	16,166	27,159
Tidewater, Inc.(a)	3,825	73,172
Unit Corp.(a)	6,950	99,246
US Silica Holdings, Inc.	10,400	105,872

		2,838,722

Entertainment — 0.6%
AMC Entertainment Holdings, Inc., Class A	6,901	84,744
Eros International plc(a)	4,749	39,369
Glu Mobile, Inc.(a)	14,816	119,565
IMAX Corp.(a)	7,122	133,965

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Liberty Media Corp-Liberty Braves, Class A(a)	1,017	$25,364
Liberty Media Corp-Liberty Braves, Class C(a)	4,734	117,829
LiveXLive Media, Inc.(a)	3,650	18,068
Marcus Corp. (The)	2,561	101,160
Pandora Media, Inc.(a)	34,016	275,189
Reading International, Inc., Class A(a)	2,052	29,836
Rosetta Stone, Inc.(a)	2,617	42,919
World Wrestling Entertainment, Inc., Class A	5,714	426,950

		1,414,958

Equity Real Estate Investment Trusts (REITs) — 6.5%
Acadia Realty Trust	10,699	254,208
Agree Realty Corp.	4,386	259,300
Alexander & Baldwin, Inc.(a)	9,070	166,707
Alexander’s, Inc.	283	86,241
American Assets Trust, Inc.	5,112	205,349
Americold Realty Trust	11,463	292,765
Armada Hoffler Properties, Inc.	6,459	90,814
Ashford Hospitality Trust, Inc.	11,284	45,136
Bluerock Residential Growth REIT, Inc.	2,866	25,851
Braemar Hotels & Resorts, Inc.	3,885	34,693
BRT Apartments Corp.	1,299	14,861
CareTrust REIT, Inc.	10,674	197,042
CatchMark Timber Trust, Inc., Class A	6,522	46,306
CBL & Associates Properties, Inc.	22,490	43,181
Cedar Realty Trust, Inc.	11,410	35,827
Chatham Lodging Trust	6,008	106,221
Chesapeake Lodging Trust	7,879	191,854
City Office REIT, Inc.	4,712	48,298
Clipper Realty, Inc.	1,689	22,075
Community Healthcare Trust, Inc.	2,314	66,713
CoreCivic, Inc.	15,775	281,268
CorEnergy Infrastructure Trust, Inc.	1,576	52,134
CorePoint Lodging, Inc.	5,495	67,314
Cousins Properties, Inc.	55,854	441,247
DiamondRock Hospitality Co.	27,535	250,018
Easterly Government Properties, Inc.	8,040	126,067
EastGroup Properties, Inc.	4,672	428,563
Farmland Partners, Inc.	3,891	17,665
First Industrial Realty Trust, Inc.	16,544	477,460
Four Corners Property Trust, Inc.	8,997	235,721
Franklin Street Properties Corp.	13,847	86,267
Front Yard Residential Corp.	6,550	57,182
GEO Group, Inc. (The)	15,962	314,451
Getty Realty Corp.	4,350	127,934
Gladstone Commercial Corp.	3,734	66,913
Gladstone Land Corp.	1,281	14,706
Global Medical REIT, Inc.	2,205	19,603
Global Net Lease, Inc.	9,535	168,007
Government Properties Income Trust	13,004	89,338
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,858	130,645
Healthcare Realty Trust, Inc.	16,469	468,378
Hersha Hospitality Trust	4,729	82,947
Independence Realty Trust, Inc.	11,585	106,350
Industrial Logistics Properties Trust	8,582	168,807
InfraREIT, Inc.	5,872	123,429
Innovative Industrial Properties, Inc.	811	36,811
Investors Real Estate Trust	1,593	78,159
iStar, Inc.	8,643	79,256
Jernigan Capital, Inc.	2,400	47,568
Kite Realty Group Trust	10,990	154,849
Lexington Realty Trust	26,927	221,071
LTC Properties, Inc.	5,225	217,778
Mack-Cali Realty Corp.	12,017	235,413
MedEquities Realty Trust, Inc.	3,754	25,677

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Monmouth Real Estate Investment Corp.	10,904	$135,210
National Health Investors, Inc.	5,431	410,258
National Storage Affiliates Trust	7,519	198,953
New Senior Investment Group, Inc.	9,678	39,873
NexPoint Residential Trust, Inc.	2,444	85,662
NorthStar Realty Europe Corp.	5,933	86,266
One Liberty Properties, Inc.	1,988	48,149
Pebblebrook Hotel Trust	18,026	510,316
Pennsylvania REIT	9,137	54,274
Physicians Realty Trust	24,262	388,920
Piedmont Office Realty Trust, Inc., Class A	17,020	290,021
PotlatchDeltic Corp.	8,850	280,014
Preferred Apartment Communities, Inc., Class A	5,305	74,588
PS Business Parks, Inc.	2,644	346,364
QTS Realty Trust, Inc., Class A	6,767	250,717
Ramco-Gershenson Properties Trust	10,536	125,905
Retail Opportunity Investments Corp.	14,755	234,309
Rexford Industrial Realty, Inc.	12,058	355,349
RLJ Lodging Trust	23,096	378,774
Ryman Hospitality Properties, Inc.	5,941	396,205
Sabra Health Care REIT, Inc.	23,630	389,422
Safety Income & Growth, Inc.	872	16,402
Saul Centers, Inc.	1,567	73,994
Select Income REIT	11,745	86,443
Seritage Growth Properties, Class A	4,338	140,248
Spirit MTA REIT	5,716	40,755
STAG Industrial, Inc.	12,421	309,035
Summit Hotel Properties, Inc.	13,734	133,632
Sunstone Hotel Investors, Inc.	30,311	394,346
Tanger Factory Outlet Centers, Inc.	12,206	246,805
Terreno Realty Corp.	7,619	267,960
Tier REIT, Inc.	6,713	138,489
UMH Properties, Inc.	4,411	52,226
Universal Health Realty Income Trust	1,702	104,452
Urban Edge Properties	14,530	241,489
Urstadt Biddle Properties, Inc., Class A	3,926	75,458
Washington Prime Group, Inc.	24,825	120,650
Washington REIT	10,467	240,741
Whitestone REIT	5,069	62,146
Xenia Hotels & Resorts, Inc.	14,966	257,415

		15,814,673

Food & Staples Retailing — 0.6%
Andersons, Inc. (The)	3,613	107,993
BJ’s Wholesale Club Holdings, Inc.(a)	9,415	208,636
Chefs’ Warehouse, Inc. (The)(a)	2,887	92,326
Ingles Markets, Inc., Class A	1,873	50,983
Natural Grocers by Vitamin Cottage, Inc.(a)	1,090	16,710
Performance Food Group Co.(a)	13,528	436,549
PriceSmart, Inc.	2,937	173,577
Rite Aid Corp.(a)	139,772	99,000
Smart & Final Stores, Inc.(a)	2,571	12,187
SpartanNash Co.	4,730	81,261
United Natural Foods, Inc.(a)	6,695	70,900
Village Super Market, Inc., Class A	1,016	27,168
Weis Markets, Inc.	1,268	60,585

		1,437,875

Food Products — 1.2%
Alico, Inc.	327	9,647
B&G Foods, Inc.	8,728	252,326
Calavo Growers, Inc.	2,106	153,654
Cal-Maine Foods, Inc.	4,143	175,249
Darling Ingredients, Inc.(a)	21,768	418,816
Dean Foods Co.	12,114	46,154

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Farmer Brothers Co.(a)	1,208	$28,183
Fresh Del Monte Produce, Inc.	4,041	114,239
Freshpet, Inc.(a)	3,485	112,078
Hostess Brands, Inc.(a)	13,109	143,412
J&J Snack Foods Corp.	1,996	288,602
John B Sanfilippo & Son, Inc.	1,140	63,452
Lancaster Colony Corp.	2,509	443,742
Landec Corp.(a)	3,600	42,624
Limoneira Co.	1,952	38,162
Sanderson Farms, Inc.	2,712	269,274
Schuman, Inc., CVR(a)(b)	4,294	8,202
Seneca Foods Corp., Class A(a)	860	24,269
Simply Good Foods Co. (The)(a)	8,008	151,351
Tootsie Roll Industries, Inc.	2,172	72,545

		2,855,981

Gas Utilities — 1.1%
Chesapeake Utilities Corp.	2,101	170,811
New Jersey Resources Corp.	11,585	529,087
Northwest Natural Holding Co.	3,802	229,869
ONE Gas, Inc.	6,836	544,146
RGC Resources, Inc.	909	27,234
South Jersey Industries, Inc.	11,396	316,809
Southwest Gas Holdings, Inc.	6,373	487,534
Spire, Inc.	6,450	477,816

		2,783,306

Health Care Equipment & Supplies — 3.6%
Accuray, Inc.(a)	10,460	35,669
AngioDynamics, Inc.(a)	4,838	97,389
Anika Therapeutics, Inc.(a)	1,892	63,590
Antares Pharma, Inc.(a)	19,168	52,137
AtriCure, Inc.(a)	4,699	143,789
Atrion Corp.	189	140,064
Avanos Medical, Inc.(a)	6,225	278,818
AxoGen, Inc.(a)	4,502	91,976
Axonics Modulation Technologies, Inc.(a)	821	12,405
Cardiovascular Systems, Inc.(a)	4,311	122,820
Cerus Corp.(a)	17,622	89,344
CONMED Corp.	3,349	215,006
CryoLife, Inc.(a)	4,723	134,039
CryoPort, Inc.(a)	3,179	35,064
Cutera, Inc.(a)	1,750	29,785
CytoSorbents Corp.(a)	3,801	30,712
ElectroCore, Inc.(a)	865	5,415
Endologix, Inc.(a)	13,356	9,563
FONAR Corp.(a)	988	19,997
GenMark Diagnostics, Inc.(a)	6,775	32,926
Glaukos Corp.(a)	4,498	252,653
Globus Medical, Inc., Class A(a)	9,655	417,868
Haemonetics Corp.(a)	6,729	673,236
Helius Medical Technologies, Inc.(a)	2,208	20,225
Heska Corp.(a)	884	76,112
Inogen, Inc.(a)	2,342	290,806
Integer Holdings Corp.(a)	4,132	315,106
IntriCon Corp.(a)	957	25,246
Invacare Corp.	4,375	18,813
iRadimed Corp.(a)	560	13,698
iRhythm Technologies, Inc.(a)	3,202	222,475
Lantheus Holdings, Inc.(a)	4,932	77,186
LeMaitre Vascular, Inc.	2,092	49,455
LivaNova plc(a)	6,357	581,475
Meridian Bioscience, Inc.	5,517	95,775
Merit Medical Systems, Inc.(a)	7,078	395,023
Natus Medical, Inc.(a)	4,280	145,648

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Neogen Corp.(a)	6,677	$380,589
Neuronetics, Inc.(a)	983	19,021
Nevro Corp.(a)	3,865	150,310
Novocure Ltd.(a)	9,771	327,133
NuVasive, Inc.(a)	6,828	338,396
Nuvectra Corp.(a)	2,233	36,487
NxStage Medical, Inc.(a)	8,611	246,447
OraSure Technologies, Inc.(a)	7,990	93,323
Orthofix Medical, Inc.(a)	2,322	121,882
OrthoPediatrics Corp.(a)	821	28,636
Oxford Immunotec Global plc(a)	3,370	43,069
Pulse Biosciences, Inc.(a)	1,231	14,107
Quidel Corp.(a)	4,539	221,594
Rockwell Medical, Inc.(a)	5,557	12,559
RTI Surgical, Inc.(a)	7,485	27,695
SeaSpine Holdings Corp.(a)	1,822	33,233
Senseonics Holdings, Inc.(a)	11,315	29,306
SI-BONE, Inc.(a)	981	20,493
Sientra, Inc.(a)	3,081	39,160
STAAR Surgical Co.(a)	5,837	186,259
Surmodics, Inc.(a)	1,722	81,382
Tactile Systems Technology, Inc.(a)	2,334	106,314
Tandem Diabetes Care, Inc.(a)	6,770	257,057
TransEnterix, Inc.(a)	21,215	47,946
Utah Medical Products, Inc.	456	37,884
Varex Imaging Corp.(a)	5,069	120,034
ViewRay, Inc.(a)	8,006	48,596
Wright Medical Group NV(a)	16,511	449,429

		8,829,649

Health Care Providers & Services — 1.9%
AAC Holdings, Inc.(a)	2,368	3,315
Addus HomeCare Corp.(a)	1,256	85,257
Amedisys, Inc.(a)	3,551	415,858
American Renal Associates Holdings, Inc.(a)	1,636	18,847
AMN Healthcare Services, Inc.(a)	6,021	341,150
Apollo Medical Holdings, Inc.(a)	509	10,104
BioScrip, Inc.(a)	16,802	59,983
BioTelemetry, Inc.(a)	4,310	257,393
Brookdale Senior Living, Inc.(a)	24,828	166,348
Capital Senior Living Corp.(a)	2,932	19,938
Civitas Solutions, Inc.(a)	1,450	25,389
Community Health Systems, Inc.(a)	10,916	30,783
CorVel Corp.(a)	1,206	74,434
Cross Country Healthcare, Inc.(a)	4,593	33,667
Diplomat Pharmacy, Inc.(a)	7,537	101,448
Ensign Group, Inc. (The)	6,545	253,881
Genesis Healthcare, Inc.(a)	8,928	10,535
Guardant Health, Inc.(a)	1,819	68,376
HealthEquity, Inc.(a)	7,190	428,883
LHC Group, Inc.(a)	3,915	367,540
Magellan Health, Inc.(a)	3,269	185,973
National HealthCare Corp.	1,611	126,383
National Research Corp.	1,465	55,875
Owens & Minor, Inc.	8,111	51,343
Patterson Cos., Inc.	10,889	214,078
PetIQ, Inc.(a)	2,023	47,480
Providence Service Corp. (The)(a)	1,481	88,890
Quorum Health Corp.(a)	4,554	13,161
R1 RCM, Inc.(a)	13,668	108,661
RadNet, Inc.(a)	5,263	53,525
Select Medical Holdings Corp.(a)	14,398	221,009
Surgery Partners, Inc.(a)	2,431	23,799
Tenet Healthcare Corp.(a)	11,115	190,511
Tivity Health, Inc.(a)	5,310	131,741

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Triple-S Management Corp., Class B(a)	2,933	$51,005
US Physical Therapy, Inc.	1,655	169,389
Vapotherm, Inc.(a)	498	9,935

		4,515,887

Health Care Technology — 1.1%
Allscripts Healthcare Solutions, Inc.(a)	23,142	223,089
Castlight Health, Inc., Class B(a)	8,716	18,914
Computer Programs & Systems, Inc.	1,438	36,094
Evolent Health, Inc., Class A(a)	9,051	180,567
HealthStream, Inc.	3,440	83,076
HMS Holdings Corp.(a)	11,004	309,542
Inovalon Holdings, Inc., Class A(a)	9,148	129,719
Inspire Medical Systems, Inc.(a)	1,531	64,685
Medidata Solutions, Inc.(a)	7,523	507,201
NantHealth, Inc.(a)	2,817	1,533
NextGen Healthcare Information Systems LLC(a)	7,059	106,944
Omnicell, Inc.(a)	5,144	315,018
Simulations Plus, Inc.	1,344	26,746
Tabula Rasa HealthCare, Inc.(a)	2,325	148,242
Teladoc Health, Inc.(a)	8,899	441,123
Vocera Communications, Inc.(a)	3,957	155,708

		2,748,201

Hotels, Restaurants & Leisure — 2.9%
BBX Capital Corp.	8,715	49,937
Belmond Ltd., Class A(a)	11,898	297,807
Biglari Holdings, Inc., Class A(a)	15	8,815
BJ’s Restaurants, Inc.	2,745	138,815
Bloomin’ Brands, Inc.	11,128	199,080
Bluegreen Vacations Corp.	1,041	13,460
Bojangles’, Inc.(a)	2,077	33,398
Boyd Gaming Corp.	10,937	227,271
Brinker International, Inc.	5,036	221,483
Carrols Restaurant Group, Inc.(a)	4,613	45,392
Century Casinos, Inc.(a)	3,588	26,515
Cheesecake Factory, Inc. (The)	5,485	238,652
Churchill Downs, Inc.	1,565	381,766
Chuy’s Holdings, Inc.(a)	2,223	39,436
Cracker Barrel Old Country Store, Inc.	2,557	408,762
Dave & Buster’s Entertainment, Inc.	5,292	235,811
Del Frisco’s Restaurant Group, Inc.(a)	3,871	27,678
Del Taco Restaurants, Inc.(a)	3,868	38,641
Denny’s Corp.(a)	8,234	133,473
Dine Brands Global, Inc.	2,225	149,831
Drive Shack, Inc.(a)	8,029	31,474
El Pollo Loco Holdings, Inc.(a)	2,493	37,819
Eldorado Resorts, Inc.(a)	8,745	316,656
Empire Resorts, Inc.(a)	502	5,085
Fiesta Restaurant Group, Inc.(a)	3,154	48,919
Golden Entertainment, Inc.(a)	2,413	38,656
Habit Restaurants, Inc. (The), Class A(a)	2,656	27,888
International Speedway Corp., Class A	3,217	141,098
J Alexander’s Holdings, Inc.(a)	1,396	11,489
Jack in the Box, Inc.	3,611	280,322
Lindblad Expeditions Holdings, Inc.(a)	2,560	34,458
Marriott Vacations Worldwide Corp.	5,168	364,396
Monarch Casino & Resort, Inc.(a)	1,502	57,286
Nathan’s Famous, Inc.	366	24,321
Noodles & Co.(a)	1,864	13,029
OBH, Inc.(a)	101	11,472
Papa John’s International, Inc.	2,949	117,400
Penn National Gaming, Inc.(a)	14,319	269,627
Planet Fitness, Inc., Class A(a)	11,578	620,812
PlayAGS, Inc.(a)	2,917	67,091

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Potbelly Corp.(a)	3,040	$24,472
RCI Hospitality Holdings, Inc.	1,101	24,585
Red Lion Hotels Corp.(a)	1,917	15,719
Red Robin Gourmet Burgers, Inc.(a)	1,725	46,092
Red Rock Resorts, Inc., Class A	9,232	187,502
Ruth’s Hospitality Group, Inc.	3,835	87,170
Scientific Games Corp., Class A(a)	7,299	130,506
SeaWorld Entertainment, Inc.(a)	7,292	161,080
Shake Shack, Inc., Class A(a)	3,274	148,705
Speedway Motorsports, Inc.	1,307	21,265
Texas Roadhouse, Inc.	8,888	530,614
Town Sports International Holdings, Inc.(a)	2,279	14,586
Wingstop, Inc.	3,857	247,581

		7,075,198

Household Durables — 1.5%
Bassett Furniture Industries, Inc.	1,195	23,948
Beazer Homes USA, Inc.(a)	4,174	39,569
Cavco Industries, Inc.(a)	1,136	148,112
Century Communities, Inc.(a)	3,474	59,961
Ethan Allen Interiors, Inc.	3,176	55,866
Flexsteel Industries, Inc.	891	19,673
GoPro, Inc., Class A(a)	14,999	63,596
Green Brick Partners, Inc.(a)	2,967	21,481
Hamilton Beach Brands Holding Co., Class A	1,018	23,882
Helen of Troy Ltd.(a)	3,517	461,360
Hooker Furniture Corp.	1,537	40,485
Hovnanian Enterprises, Inc., Class A(a)	13,660	9,342
Installed Building Products, Inc.(a)	2,917	98,274
iRobot Corp.(a)	3,544	296,775
KB Home	11,411	217,950
La-Z-Boy, Inc.	6,200	171,802
LGI Homes, Inc.(a)	2,456	111,060
Lifetime Brands, Inc.	1,738	17,432
Lovesac Co. (The)(a)	847	19,430
M/I Homes, Inc.(a)	3,678	77,312
MDC Holdings, Inc.	6,021	169,250
Meritage Homes Corp.(a)	4,800	176,256
New Home Co., Inc. (The)(a)	2,045	10,695
Purple Innovation, Inc.(a)	885	5,213
Roku, Inc.(a)	5,755	176,333
Skyline Champion Corp.	3,832	56,292
Sonos, Inc.(a)	2,457	24,128
Taylor Morrison Home Corp., Class A(a)	15,333	243,795
TopBuild Corp.(a)	4,710	211,950
TRI Pointe Group, Inc.(a)	17,901	195,658
Tupperware Brands Corp.	6,306	199,080
Turtle Beach Corp.(a)	1,254	17,895
Universal Electronics, Inc.(a)	1,789	45,226
Vuzix Corp.(a)	3,746	18,018
William Lyon Homes, Class A(a)	4,242	45,347
ZAGG, Inc.(a)	3,629	35,492

		3,607,938

Household Products — 0.2%
Central Garden & Pet Co.(a)	1,274	43,890
Central Garden & Pet Co., Class A(a)	5,377	168,031
Oil-Dri Corp. of America	585	15,502
WD-40 Co.	1,812	332,067

		559,490

Independent Power and Renewable Electricity Producers — 0.3%
Atlantic Power Corp.(a)	15,883	34,466
Clearway Energy, Inc.	13,867	237,679
Ormat Technologies, Inc.	5,287	276,510
Pattern Energy Group, Inc., Class A	10,741	199,998

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
TerraForm Power, Inc., Class A	9,713	$108,980

		857,633

Industrial Conglomerates — 0.1%
Raven Industries, Inc.	4,761	172,301

Insurance — 2.8%
Ambac Financial Group, Inc.(a)	6,015	103,699
American Equity Investment Life Holding Co.	11,897	332,402
AMERISAFE, Inc.	2,537	143,823
Argo Group International Holdings Ltd.	4,305	289,511
Citizens, Inc.(a)	6,570	49,406
CNO Financial Group, Inc.	21,825	324,756
Crawford & Co., Class B	1,060	9,540
Donegal Group, Inc., Class A	1,325	18,080
eHealth, Inc.(a)	2,491	95,704
EMC Insurance Group, Inc.	1,156	36,819
Employers Holdings, Inc.	4,281	179,674
Enstar Group Ltd.(a)	1,599	267,944
FBL Financial Group, Inc., Class A	1,313	86,198
FedNat Holding Co.	1,367	27,231
Genworth Financial, Inc., Class A(a)	66,959	312,029
Global Indemnity Ltd.	1,088	39,418
Goosehead Insurance, Inc., Class A(a)	1,220	32,074
Greenlight Capital Re Ltd., Class A(a)	3,963	34,161
Hallmark Financial Services, Inc.(a)	1,538	16,441
HCI Group, Inc.	877	44,560
Health Insurance Innovations, Inc., Class A(a)	1,696	45,334
Heritage Insurance Holdings, Inc.	2,640	38,861
Horace Mann Educators Corp.	5,465	204,664
Independence Holding Co.	533	18,762
Investors Title Co.	168	29,682
James River Group Holdings Ltd.	3,445	125,880
Kemper Corp.	7,003	464,859
Kingstone Cos., Inc.	1,471	26,022
Kinsale Capital Group, Inc.	2,592	144,011
Maiden Holdings Ltd.	10,151	16,749
MBIA, Inc.(a)	11,754	104,846
National General Holdings Corp.	8,492	205,591
National Western Life Group, Inc., Class A	303	91,112
Navigators Group, Inc. (The)	2,751	191,167
NI Holdings, Inc.(a)	1,086	17,083
Primerica, Inc.	5,566	543,854
ProAssurance Corp.	7,051	285,989
Protective Insurance Corp., Class B	1,131	18,831
RLI Corp.	5,209	359,369
Safety Insurance Group, Inc.	1,948	159,366
Selective Insurance Group, Inc.	7,709	469,786
State Auto Financial Corp.	2,218	75,501
Stewart Information Services Corp.	3,108	128,671
Third Point Reinsurance Ltd.(a)	8,914	85,931
Tiptree, Inc.	3,208	17,933
Trupanion, Inc.(a)	3,346	85,189
United Fire Group, Inc.	2,793	154,872
United Insurance Holdings Corp.	2,729	45,356
Universal Insurance Holdings, Inc.	4,202	159,340

		6,758,081

Interactive Media & Services — 0.5%(a)
Care.com, Inc.	2,614	50,476
Cargurus, Inc.	6,644	224,102
Cars.com, Inc.	8,957	192,575
Liberty TripAdvisor Holdings, Inc., Class A	9,645	153,259
Meet Group, Inc. (The)	8,941	41,397
QuinStreet, Inc.	5,750	93,323
Travelzoo	766	7,530

Security	Shares	Value

Interactive Media & Services (continued)
TrueCar, Inc.	12,283	$111,284
Yelp, Inc.	10,772	376,912

		1,250,858

Internet & Direct Marketing Retail — 1.0%
1-800-Flowers.com, Inc., Class A(a)	3,304	40,408
Duluth Holdings, Inc., Class B(a)	992	25,028
Etsy, Inc.(a)	15,709	747,277
Gaia, Inc.(a)	1,765	18,286
Groupon, Inc.(a)	58,566	187,411
Lands’ End, Inc.(a)	1,541	21,898
Leaf Group Ltd.(a)	2,590	17,742
Liberty Expedia Holdings, Inc., Class A(a)	7,235	282,961
Liquidity Services, Inc.(a)	3,193	19,701
Nutrisystem, Inc.	3,918	171,922
Overstock.com, Inc.(a)	2,752	37,372
PetMed Express, Inc.	2,650	61,639
Quotient Technology, Inc.(a)	10,590	113,101
Remark Holdings, Inc.(a)	4,410	5,336
Shutterfly, Inc.(a)	4,386	176,580
Shutterstock, Inc.	2,498	89,953
Stamps.com, Inc.(a)	2,335	363,419

		2,380,034

IT Services — 2.0%
Brightcove, Inc.(a)	4,472	31,483
CACI International, Inc., Class A(a)	3,174	457,151
Carbonite, Inc.(a)	4,167	105,258
Cardtronics plc, Class A(a)	5,269	136,994
Cass Information Systems, Inc.	1,904	100,781
ConvergeOne Holdings, Inc.	3,935	48,715
CSG Systems International, Inc.	4,413	140,201
Endurance International Group Holdings, Inc.(a)	9,321	61,985
Everi Holdings, Inc.(a)	8,662	44,609
EVERTEC, Inc.	8,093	232,269
Evo Payments, Inc., Class A(a)	2,917	71,962
Exela Technologies, Inc.(a)	6,071	23,616
ExlService Holdings, Inc.(a)	4,433	233,264
GTT Communications, Inc.(a)	5,635	133,324
Hackett Group, Inc. (The)	3,187	51,024
I3 Verticals, Inc., Class A(a)	1,168	28,149
Information Services Group, Inc.(a)	5,071	21,501
Internap Corp.(a)	2,478	10,284
Limelight Networks, Inc.(a)	14,509	33,951
LiveRamp Holdings, Inc.(a)	10,208	394,335
ManTech International Corp., Class A	3,514	183,765
MAXIMUS, Inc.	8,318	541,419
MoneyGram International, Inc.(a)	4,673	9,346
NIC, Inc.	8,547	106,667
Perficient, Inc.(a)	3,793	84,432
Perspecta, Inc.	19,081	328,575
PFSweb, Inc.(a)	2,384	12,230
Presidio, Inc.	4,762	62,144
PRGX Global, Inc.(a)	2,445	23,154
Science Applications International Corp.	5,627	358,440
ServiceSource International, Inc.(a)	8,665	9,358
Sykes Enterprises, Inc.(a)	5,252	129,882
Travelport Worldwide Ltd.	16,667	260,339
TTEC Holdings, Inc.	1,879	53,683
Tucows, Inc., Class A(a)	1,263	75,856
Unisys Corp.(a)	6,703	77,956
Virtusa Corp.(a)	3,775	160,777

		4,838,879

Leisure Products — 0.4%
Acushnet Holdings Corp.	4,596	96,838
American Outdoor Brands Corp.(a)	7,134	91,743

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Callaway Golf Co.	12,480	$190,944
Clarus Corp.	2,481	25,108
Escalade, Inc.	1,657	18,973
Johnson Outdoors, Inc., Class A	647	38,005
Malibu Boats, Inc., Class A(a)	2,718	94,586
Marine Products Corp.	921	15,574
MCBC Holdings, Inc.(a)	2,448	45,778
Nautilus, Inc.(a)	3,825	41,692
Sturm Ruger & Co., Inc.	2,233	118,840
Vista Outdoor, Inc.(a)	7,581	86,044
YETI Holdings, Inc.(a)	1,878	27,870

		891,995

Life Sciences Tools & Services — 0.5%
Accelerate Diagnostics, Inc.(a)	3,461	39,801
Cambrex Corp.(a)	4,370	165,011
ChromaDex Corp.(a)	6,178	21,191
Codexis, Inc.(a)	6,761	112,909
Enzo Biochem, Inc.(a)	5,170	14,373
Fluidigm Corp.(a)	2,929	25,248
Harvard Bioscience, Inc.(a)	5,161	16,412
Luminex Corp.	5,506	127,244
Medpace Holdings, Inc.(a)	2,886	152,756
NanoString Technologies, Inc.(a)	3,450	51,163
NeoGenomics, Inc.(a)	8,428	106,277
Pacific Biosciences of California, Inc.(a)	17,866	132,208
Quanterix Corp.(a)	1,281	23,455
Syneos Health, Inc.(a)	8,235	324,047

		1,312,095

Machinery — 3.6%
Actuant Corp., Class A	8,096	169,935
Alamo Group, Inc.	1,279	98,892
Albany International Corp., Class A	3,813	238,046
Altra Industrial Motion Corp.	7,968	200,395
Astec Industries, Inc.	3,042	91,838
Barnes Group, Inc.	6,348	340,380
Blue Bird Corp.(a)	1,933	35,161
Briggs & Stratton Corp.	5,511	72,084
Chart Industries, Inc.(a)	4,091	266,038
CIRCOR International, Inc.(a)	2,159	45,987
Columbus McKinnon Corp.	2,965	89,365
Commercial Vehicle Group, Inc.(a)	3,913	22,304
DMC Global, Inc.	1,896	66,588
Douglas Dynamics, Inc.	2,949	105,840
Eastern Co. (The)	893	21,593
Energy Recovery, Inc.(a)	4,540	30,554
EnPro Industries, Inc.	2,750	165,275
ESCO Technologies, Inc.	3,381	222,977
Evoqua Water Technologies Corp.(a)	10,052	96,499
Federal Signal Corp.	7,890	157,011
Franklin Electric Co., Inc.	6,160	264,141
FreightCar America, Inc.(a)	1,439	9,627
Gencor Industries, Inc.(a)	1,255	13,767
Global Brass & Copper Holdings, Inc.	2,889	72,658
Gorman-Rupp Co. (The)	2,343	75,937
Graham Corp.	1,423	32,501
Greenbrier Cos., Inc. (The)	4,203	166,187
Harsco Corp.(a)	10,688	212,264
Hillenbrand, Inc.	8,338	316,260
Hurco Cos., Inc.	746	26,632
Hyster-Yale Materials Handling, Inc.	1,377	85,319
John Bean Technologies Corp.	4,158	298,586
Kadant, Inc.	1,452	118,280
Kennametal, Inc.	10,820	360,090

Security	Shares	Value

Machinery (continued)
LB Foster Co., Class A(a)	1,317	$20,940
Lindsay Corp.	1,425	137,156
Lydall, Inc.(a)	2,247	45,637
Manitex International, Inc.(a)	2,276	12,928
Manitowoc Co., Inc. (The)(a)	4,691	69,286
Meritor, Inc.(a)	10,393	175,746
Milacron Holdings Corp.(a)	9,209	109,495
Miller Industries, Inc.	1,464	39,528
Mueller Industries, Inc.	7,529	175,877
Mueller Water Products, Inc., Class A	20,543	186,941
Navistar International Corp.(a)	6,534	169,557
NN, Inc.	4,895	32,845
Omega Flex, Inc.	370	20,006
Park-Ohio Holdings Corp.	1,153	35,386
Proto Labs, Inc.(a)	3,599	405,931
RBC Bearings, Inc.(a)	3,173	415,980
REV Group, Inc.	3,979	29,882
Rexnord Corp.(a)	13,884	318,638
Spartan Motors, Inc.	4,530	32,752
SPX Corp.(a)	5,718	160,161
SPX FLOW, Inc.(a)	5,598	170,291
Standex International Corp.	1,691	113,601
Sun Hydraulics Corp.	3,796	125,989
Tennant Co.	2,371	123,553
Titan International, Inc.	6,671	31,087
TriMas Corp.(a)	6,087	166,114
Twin Disc, Inc.(a)	1,346	19,853
Wabash National Corp.	7,510	98,231
Watts Water Technologies, Inc., Class A	3,690	238,116
Woodward, Inc.	6,904	512,898

		8,783,416

Marine — 0.1%
Costamare, Inc.	6,059	26,599
Eagle Bulk Shipping, Inc.(a)	5,652	26,056
Genco Shipping & Trading Ltd.(a)	1,183	9,334
Matson, Inc.	5,626	180,144
Safe Bulkers, Inc.(a)	7,634	13,589
Scorpio Bulkers, Inc.	7,727	42,730

		298,452

Media — 1.4%
Beasley Broadcast Group, Inc., Class A	779	2,921
Boston Omaha Corp., Class A(a)	807	18,884
Cardlytics, Inc.(a)	772	8,361
Central European Media Enterprises Ltd., Class A(a)	10,652	29,612
Clear Channel Outdoor Holdings, Inc., Class A	4,190	21,746
Daily Journal Corp.(a)	144	33,696
Emerald Expositions Events, Inc.	3,293	40,636
Entercom Communications Corp., Class A	17,002	97,081
Entravision Communications Corp., Class A	8,032	23,373
EW Scripps Co. (The), Class A	6,057	95,277
Fluent, Inc.(a)	5,182	18,655
Gannett Co., Inc.	15,045	128,334
Gray Television, Inc.(a)	10,610	156,391
Hemisphere Media Group, Inc.(a)	2,547	30,920
Liberty Latin America Ltd., Class A(a)	5,770	83,550
Liberty Latin America Ltd., Class C(a)	15,100	220,007
Loral Space & Communications, Inc.(a)	1,705	63,511
MDC Partners, Inc., Class A(a)	7,197	18,784
Meredith Corp.	5,238	272,062
MSG Networks, Inc., Class A(a)	7,859	185,158
National CineMedia, Inc.	10,245	66,388
New Media Investment Group, Inc.	7,919	91,623
New York Times Co. (The), Class A	17,448	388,916

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Nexstar Media Group, Inc., Class A	5,811	$456,977
Saga Communications, Inc., Class A	599	19,905
Scholastic Corp.	3,740	150,572
Sinclair Broadcast Group, Inc., Class A	8,626	227,209
TechTarget, Inc.(a)	2,698	32,943
TEGNA, Inc.	28,796	313,012
Tribune Publishing Co.(a)	2,161	24,506
WideOpenWest, Inc.(a)	3,932	28,035

		3,349,045

Metals & Mining — 1.2%
AK Steel Holding Corp.(a)	41,835	94,129
Allegheny Technologies, Inc.(a)	16,674	362,993
Carpenter Technology Corp.	6,195	220,604
Century Aluminum Co.(a)	6,633	48,487
Cleveland-Cliffs, Inc.(a)	39,545	304,101
Coeur Mining, Inc.(a)	24,633	110,109
Commercial Metals Co.	15,466	247,765
Compass Minerals International, Inc.	4,526	188,689
Gold Resource Corp.	6,157	24,628
Haynes International, Inc.	1,648	43,507
Hecla Mining Co.	60,193	142,055
Kaiser Aluminum Corp.	1,992	177,866
Livent Corp.(a)	2,230	30,774
Materion Corp.	2,672	120,213
Olympic Steel, Inc.	1,022	14,584
Ramaco Resources, Inc.(a)	928	4,594
Ryerson Holding Corp.(a)	2,354	14,924
Schnitzer Steel Industries, Inc., Class A	3,479	74,972
SunCoke Energy, Inc.(a)	8,629	73,778
Synalloy Corp.	1,286	21,335
Tahoe Resources, Inc.(a)	41,247	150,552
TimkenSteel Corp.(a)	5,311	46,418
Universal Stainless & Alloy Products, Inc.(a)	1,112	18,026
Warrior Met Coal, Inc.	5,735	138,271
Worthington Industries, Inc.	5,577	194,303

		2,867,677

Mortgage Real Estate Investment Trusts (REITs) — 1.1%
AG Mortgage Investment Trust, Inc.	3,731	59,435
Anworth Mortgage Asset Corp.	12,933	52,249
Apollo Commercial Real Estate Finance, Inc.	16,380	272,891
Arbor Realty Trust, Inc.	7,864	79,190
Ares Commercial Real Estate Corp.	3,558	46,396
ARMOUR Residential REIT, Inc.	5,526	113,283
Blackstone Mortgage Trust, Inc., Class A	14,850	473,121
Capstead Mortgage Corp.	12,221	81,514
Cherry Hill Mortgage Investment Corp.	2,191	38,430
Colony Credit Real Estate, Inc.	11,153	176,106
Dynex Capital, Inc.	7,751	44,336
Exantas Capital Corp.	4,032	40,401
Granite Point Mortgage Trust, Inc.	5,699	102,753
Great Ajax Corp.	2,117	25,510
Invesco Mortgage Capital, Inc.	14,923	216,085
KKR Real Estate Finance Trust, Inc.	2,532	48,488
Ladder Capital Corp.	11,995	185,563
New York Mortgage Trust, Inc.	19,676	115,892
Orchid Island Capital, Inc.	6,950	44,410
PennyMac Mortgage Investment Trust	7,959	148,197
Ready Capital Corp.	2,193	30,329
Redwood Trust, Inc.	10,915	164,489
TPG RE Finance Trust, Inc.	4,668	85,331
Western Asset Mortgage Capital Corp.	5,372	44,802

		2,689,201

Security	Shares	Value

Multiline Retail — 0.3%
Big Lots, Inc.	5,334	$154,259
Dillard’s, Inc., Class A	1,546	93,239
JC Penney Co., Inc.(a)	41,696	43,364
Ollie’s Bargain Outlet Holdings, Inc.(a)	6,602	439,099

		729,961

Multi-Utilities — 0.5%
Avista Corp.	8,706	369,831
Black Hills Corp.	7,116	446,742
NorthWestern Corp.	6,713	399,021
Unitil Corp.	1,933	97,887

		1,313,481

Oil, Gas & Consumable Fuels — 2.3%
Abraxas Petroleum Corp.(a)	20,376	22,210
Adams Resources & Energy, Inc.	325	12,581
Alta Mesa Resources, Inc., Class A(a)	13,047	13,047
Approach Resources, Inc.(a)	6,960	6,069
Arch Coal, Inc., Class A	2,188	181,582
Ardmore Shipping Corp.(a)	4,945	23,093
Berry Petroleum Corp.	1,549	13,554
Bonanza Creek Energy, Inc.(a)	2,503	51,737
California Resources Corp.(a)	6,001	102,257
Callon Petroleum Co.(a)	30,327	196,822
Carrizo Oil & Gas, Inc.(a)	11,610	131,077
Clean Energy Fuels Corp.(a)	18,219	31,337
Cloud Peak Energy, Inc.(a)	7,969	2,919
CONSOL Energy, Inc.(a)	3,730	118,278
CVR Energy, Inc.	2,305	79,476
Delek US Holdings, Inc.	10,456	339,925
Denbury Resources, Inc.(a)	61,047	104,390
DHT Holdings, Inc.	12,204	47,840
Dorian LPG Ltd.(a)	3,080	17,956
Earthstone Energy, Inc., Class A(a)	2,843	12,850
Eclipse Resources Corp.(a)	14,180	14,889
Energy Fuels, Inc.(a)	11,654	33,214
EP Energy Corp., Class A(a)	6,343	4,440
Evolution Petroleum Corp.	3,310	22,574
Frontline Ltd.(a)	10,214	56,483
GasLog Ltd.	5,410	89,049
Golar LNG Ltd.	12,565	273,414
Goodrich Petroleum Corp.(a)	1,356	18,306
Green Plains, Inc.	5,233	68,605
Gulfport Energy Corp.(a)	23,199	151,953
Halcon Resources Corp.(a)	17,721	30,126
Hallador Energy Co.	2,493	12,640
HighPoint Resources Corp.(a)	14,441	35,958
International Seaways, Inc.(a)	2,888	48,634
Isramco, Inc.(a)	61	7,229
Jagged Peak Energy, Inc.(a)	8,525	77,748
Laredo Petroleum, Inc.(a)	20,657	74,778
Lilis Energy, Inc.(a)	6,885	9,432
Matador Resources Co.(a)	13,996	217,358
Midstates Petroleum Co., Inc.(a)	2,475	18,587
NACCO Industries, Inc., Class A	369	12,509
NextDecade Corp.(a)	1,214	6,556
Nordic American Tankers Ltd.	16,520	33,040
Northern Oil and Gas, Inc.(a)	25,823	58,360
Oasis Petroleum, Inc.(a)	35,789	197,913
Overseas Shipholding Group, Inc., Class A(a)	9,123	15,144
Panhandle Oil and Gas, Inc., Class A	2,093	32,442
Par Pacific Holdings, Inc.(a)	4,130	58,563
PDC Energy, Inc.(a)	8,802	261,948
Peabody Energy Corp.	10,403	317,083
Penn Virginia Corp.(a)	1,648	89,091

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Renewable Energy Group, Inc.(a)	4,902	$125,981
Resolute Energy Corp.(a)	2,900	84,042
REX American Resources Corp.(a)	756	51,491
Ring Energy, Inc.(a)	7,602	38,618
Sanchez Energy Corp.(a)	8,564	2,312
SandRidge Energy, Inc.(a)	3,997	30,417
Scorpio Tankers, Inc.	57,383	100,994
SemGroup Corp., Class A	10,507	144,787
Ship Finance International Ltd.	9,683	101,962
SilverBow Resources, Inc.(a)	792	18,723
Southwestern Energy Co.(a)	78,311	267,041
SRC Energy, Inc.(a)	32,129	151,006
Talos Energy, Inc.(a)	2,676	43,672
Teekay Corp.	9,099	30,391
Teekay Tankers Ltd., Class A	22,004	20,420
Tellurian, Inc.(a)	11,306	78,577
Ultra Petroleum Corp.(a)	14,328	10,891
Uranium Energy Corp.(a)	20,527	25,659
W&T Offshore, Inc.(a)	12,348	50,874
WildHorse Resource Development Corp.(a)	3,625	51,149
World Fuel Services Corp.	8,898	190,506
Zion Oil & Gas, Inc.(a)	8,539	3,564

		5,480,143

Paper & Forest Products — 0.4%
Boise Cascade Co.	5,163	123,137
Clearwater Paper Corp.(a)	2,145	52,274
Louisiana-Pacific Corp.	18,139	403,049
Neenah, Inc.	2,215	130,508
PH Glatfelter Co.	5,770	56,315
Schweitzer-Mauduit International, Inc.	4,080	102,204
Verso Corp., Class A(a)	4,578	102,547

		970,034

Personal Products — 0.4%
Edgewell Personal Care Co.(a)	7,167	267,688
elf Beauty, Inc.(a)	2,958	25,616
Inter Parfums, Inc.	2,311	151,532
Medifast, Inc.	1,552	194,031
Natural Health Trends Corp.	841	15,550
Nature’s Sunshine Products, Inc.(a)	635	5,175
Revlon, Inc., Class A(a)	1,015	25,568
USANA Health Sciences, Inc.(a)	1,682	198,022

		883,182

Pharmaceuticals — 1.9%
Aclaris Therapeutics, Inc.(a)	4,586	33,891
Aerie Pharmaceuticals, Inc.(a)	4,723	170,500
Akcea Therapeutics, Inc.(a)	1,693	51,027
Akorn, Inc.(a)	12,399	42,033
Amneal Pharmaceuticals, Inc.(a)	11,541	156,150
Amphastar Pharmaceuticals, Inc.(a)	4,721	93,948
Ampio Pharmaceuticals, Inc.(a)	12,735	5,028
ANI Pharmaceuticals, Inc.(a)	1,045	47,046
Aquestive Therapeutics, Inc.(a)	785	4,945
Aratana Therapeutics, Inc.(a)	6,581	40,342
Arvinas, Inc.(a)	821	10,550
Assembly Biosciences, Inc.(a)	2,791	63,132
Assertio Therapeutics, Inc.(a)	6,607	23,851
Clearside Biomedical, Inc.(a)	4,517	4,833
Collegium Pharmaceutical, Inc.(a)	3,896	66,894
Corcept Therapeutics, Inc.(a)	12,970	173,279
Corium International, Inc., CVR(a)	3,221	580
Cymabay Therapeutics, Inc.(a)	7,824	61,575
Dermira, Inc.(a)	4,525	32,535
Dova Pharmaceuticals, Inc.(a)	1,449	10,983

Security	Shares	Value

Pharmaceuticals (continued)
Durect Corp.(a)	17,057	$8,240
Eloxx Pharmaceuticals, Inc.(a)	2,875	34,529
Endo International plc(a)	29,752	217,190
Evolus, Inc.(a)	1,430	17,017
Horizon Pharma plc(a)	21,956	429,020
Innovate Biopharmaceuticals, Inc.(a)	2,975	6,872
Innoviva, Inc.(a)	9,153	159,720
Intersect ENT, Inc.(a)	3,975	112,016
Intra-Cellular Therapies, Inc.(a)	5,947	67,736
Kala Pharmaceuticals, Inc.(a)	1,535	7,506
Lannett Co., Inc.(a)	4,575	22,692
Liquidia Technologies, Inc.(a)	751	16,267
Mallinckrodt plc(a)	10,930	172,694
Marinus Pharmaceuticals, Inc.(a)	4,783	13,727
Medicines Co. (The)(a)	9,140	174,940
Melinta Therapeutics, Inc.(a)	3,241	2,569
Menlo Therapeutics, Inc.(a)	995	4,099
MyoKardia, Inc.(a)	4,517	220,701
Neos Therapeutics, Inc.(a)	4,198	6,927
Ocular Therapeutix, Inc.(a)	3,929	15,637
Odonate Therapeutics, Inc.(a)	1,000	14,080
Omeros Corp.(a)	6,084	67,776
Optinose, Inc.(a)	2,599	16,114
Osmotica Pharmaceuticals plc(a)	920	7,130
Pacira Pharmaceuticals, Inc.(a)	5,298	227,920
Paratek Pharmaceuticals, Inc.(a)	4,042	20,735
Phibro Animal Health Corp., Class A	2,650	85,224
Prestige Brands Holdings, Inc.(a)	6,909	213,350
Reata Pharmaceuticals, Inc., Class A(a)	2,483	139,296
resTORbio, Inc.(a)	962	8,292
Revance Therapeutics, Inc.(a)	4,357	87,706
scPharmaceuticals, Inc.(a)	1,083	4,072
Sienna Biopharmaceuticals, Inc.(a)	2,341	5,431
SIGA Technologies, Inc.(a)	6,893	54,455
Supernus Pharmaceuticals, Inc.(a)	6,502	215,996
Teligent, Inc.(a)	6,748	9,245
Tetraphase Pharmaceuticals, Inc.(a)	8,084	9,135
TherapeuticsMD, Inc.(a)	24,257	92,419
Theravance Biopharma, Inc.(a)	5,690	145,607
Tricida, Inc.(a)	1,534	36,172
Verrica Pharmaceuticals, Inc.(a)	870	7,091
WaVe Life Sciences Ltd.(a)	2,340	98,374
Xeris Pharmaceuticals, Inc.(a)	1,029	17,493
Zogenix, Inc.(a)	5,573	203,192
Zomedica Pharmaceuticals Corp.(a)	4,780	5,879

		4,595,405

Professional Services — 1.5%
Acacia Research Corp.(a)	5,266	15,693
ASGN, Inc.(a)	6,739	367,276
Barrett Business Services, Inc.	932	53,357
BG Staffing, Inc.	1,131	23,355
CBIZ, Inc.(a)	6,852	134,984
CRA International, Inc.	1,043	44,380
Exponent, Inc.	6,853	347,516
Forrester Research, Inc.	1,362	60,881
Franklin Covey Co.(a)	1,117	24,943
FTI Consulting, Inc.(a)	5,046	336,265
GP Strategies Corp.(a)	1,543	19,457
Heidrick & Struggles International, Inc.	2,480	77,351
Huron Consulting Group, Inc.(a)	2,936	150,646
ICF International, Inc.	2,401	155,537
InnerWorkings, Inc.(a)	5,175	19,355
Insperity, Inc.	5,090	475,202
Kelly Services, Inc., Class A	4,153	85,053

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Kforce, Inc.	3,061	$94,646
Korn/Ferry International	7,624	301,453
Mistras Group, Inc.(a)	2,325	33,434
Navigant Consulting, Inc.	5,418	130,303
Resources Connection, Inc.	3,958	56,204
TriNet Group, Inc.(a)	5,793	243,016
TrueBlue, Inc.(a)	5,348	118,993
Upwork, Inc.(a)	1,303	23,597
WageWorks, Inc.(a)	5,269	143,106
Willdan Group, Inc.(a)	1,172	40,997

		3,577,000

Real Estate Management & Development — 0.6%
Altisource Portfolio Solutions SA(a)	1,184	26,628
Consolidated-Tomoka Land Co.	457	23,992
Cushman & Wakefield plc(a)	6,031	87,269
Essential Properties Realty Trust, Inc.	4,727	65,422
Forestar Group, Inc.(a)	1,390	19,252
FRP Holdings, Inc.(a)	876	40,305
Griffin Industrial Realty, Inc.	166	5,295
HFF, Inc., Class A	4,986	165,336
Kennedy-Wilson Holdings, Inc.	16,641	302,367
Marcus & Millichap, Inc.(a)	2,582	88,640
Maui Land & Pineapple Co., Inc.(a)	1,072	10,634
Newmark Group, Inc., Class A	19,826	159,005
RE/MAX Holdings, Inc., Class A	2,368	72,816
Redfin Corp.(a)	10,515	151,416
RMR Group, Inc. (The), Class A	935	49,630
St Joe Co. (The)(a)	4,678	61,609
Stratus Properties, Inc.(a)	638	15,299
Tejon Ranch Co.(a)	2,793	46,308
Transcontinental Realty Investors, Inc.(a)	242	6,853
Trinity Place Holdings, Inc.(a)	1,862	8,081

		1,406,157

Road & Rail — 0.5%
ArcBest Corp.	3,409	116,792
Avis Budget Group, Inc.(a)	8,866	199,308
Covenant Transportation Group, Inc., Class A(a)	1,638	31,450
Daseke, Inc.(a)	5,272	19,401
Heartland Express, Inc.	6,208	113,606
Hertz Global Holdings, Inc.(a)	7,281	99,386
Marten Transport Ltd.	5,193	84,075
PAM Transportation Services, Inc.(a)	341	13,439
Saia, Inc.(a)	3,404	190,011
Universal Logistics Holdings, Inc.	980	17,728
US Xpress Enterprises, Inc., Class A(a)	2,495	13,997
USA Truck, Inc.(a)	1,261	18,877
Werner Enterprises, Inc.	5,814	171,746
YRC Worldwide, Inc.(a)	4,269	13,447

		1,103,263

Semiconductors & Semiconductor Equipment — 2.7%
ACM Research, Inc., Class A(a)	1,284	13,970
Adesto Technologies Corp.(a)	2,873	12,641
Advanced Energy Industries, Inc.(a)	4,761	204,390
Alpha & Omega Semiconductor Ltd.(a)	2,486	25,332
Ambarella, Inc.(a)	3,992	139,640
Amkor Technology, Inc.(a)	13,591	89,157
Aquantia Corp.(a)	2,609	22,881
Axcelis Technologies, Inc.(a)	4,256	75,757
AXT, Inc.(a)	4,613	20,067
Brooks Automation, Inc.	9,230	241,641
Cabot Microelectronics Corp.	3,772	359,660
CEVA, Inc.(a)	2,930	64,724
Cirrus Logic, Inc.(a)	7,635	253,329

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Cohu, Inc.	5,261	$84,544
Cree, Inc.(a)	13,150	562,491
Diodes, Inc.(a)	5,335	172,107
Entegris, Inc.	18,853	525,905
FormFactor, Inc.(a)	9,820	138,364
Ichor Holdings Ltd.(a)	3,191	52,013
Impinj, Inc.(a)	2,157	31,384
Inphi Corp.(a)	5,768	185,441
Integrated Device Technology, Inc.(a)	17,018	824,181
Kopin Corp.(a)	9,119	9,110
Lattice Semiconductor Corp.(a)	15,549	107,599
MACOM Technology Solutions Holdings, Inc.(a)	6,018	87,321
MaxLinear, Inc.(a)	8,302	146,115
Nanometrics, Inc.(a)	3,026	82,701
NeoPhotonics Corp.(a)	5,049	32,718
NVE Corp.	634	55,500
PDF Solutions, Inc.(a)	3,267	27,541
Photronics, Inc.(a)	9,016	87,275
Power Integrations, Inc.	3,804	231,968
Rambus, Inc.(a)	14,154	108,561
Rudolph Technologies, Inc.(a)	4,184	85,647
Semtech Corp.(a)	8,643	396,454
Silicon Laboratories, Inc.(a)	5,703	449,454
SMART Global Holdings, Inc.(a)	1,322	39,263
SunPower Corp.(a)	8,181	40,660
Synaptics, Inc.(a)	4,429	164,803
Ultra Clean Holdings, Inc.(a)	5,104	43,231
Veeco Instruments, Inc.(a)	6,420	47,572
Xperi Corp.	6,505	119,627

		6,462,739

Software — 5.3%
8x8, Inc.(a)	12,215	220,359
A10 Networks, Inc.(a)	6,329	39,493
ACI Worldwide, Inc.(a)	15,239	421,663
Agilysys, Inc.(a)	1,822	26,127
Alarm.com Holdings, Inc.(a)	4,092	212,252
Altair Engineering, Inc., Class A(a)	3,172	87,484
Alteryx, Inc., Class A(a)	3,884	230,981
Amber Road, Inc.(a)	2,860	23,538
American Software, Inc., Class A	3,796	39,668
Anaplan, Inc.(a)	2,308	61,254
Appfolio, Inc., Class A(a)	2,013	119,210
Apptio, Inc., Class A(a)	4,570	173,477
Asure Software, Inc.(a)	1,580	8,026
Avalara, Inc.(a)	1,108	34,514
Avaya Holdings Corp.(a)	13,905	202,457
Benefitfocus, Inc.(a)	2,977	136,108
Blackbaud, Inc.	6,409	403,126
Blackline, Inc.(a)	4,774	195,495
Bottomline Technologies DE, Inc.(a)	5,497	263,856
Box, Inc., Class A(a)	16,389	276,646
Carbon Black, Inc.(a)	4,830	64,819
ChannelAdvisor Corp.(a)	3,104	35,230
Cision Ltd.(a)	8,204	95,987
Cloudera, Inc.(a)	13,727	151,821
CommVault Systems, Inc.(a)	5,221	308,509
Cornerstone OnDemand, Inc.(a)	7,223	364,256
Coupa Software, Inc.(a)	7,183	451,523
Digimarc Corp.(a)	1,625	23,562
Domo, Inc., Class B(a)	1,025	20,121
Ebix, Inc.	3,196	136,022
eGain Corp.(a)	2,825	18,560
Ellie Mae, Inc.(a)	4,539	285,185
Envestnet, Inc.(a)	5,867	288,598

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Everbridge, Inc.(a)	3,564	$202,293
Five9, Inc.(a)	7,616	332,972
ForeScout Technologies, Inc.(a)	3,989	103,674
Fusion Connect, Inc.(a)	3,294	5,534
Hortonworks, Inc.(a)	9,378	135,231
HubSpot, Inc.(a)	4,872	612,557
Imperva, Inc.(a)	4,627	257,678
Instructure, Inc.(a)	4,219	158,255
j2 Global, Inc.	6,222	431,682
LivePerson, Inc.(a)	7,700	145,222
Majesco(a)	949	6,728
MicroStrategy, Inc., Class A(a)	1,261	161,093
MINDBODY, Inc., Class A(a)	5,787	210,647
Mitek Systems, Inc.(a)	4,222	45,640
MobileIron, Inc.(a)	9,510	43,651
Model N, Inc.(a)	3,426	45,326
Monotype Imaging Holdings, Inc.	5,502	85,391
New Relic, Inc.(a)	5,887	476,670
OneSpan, Inc.(a)	4,185	54,196
Park City Group, Inc.(a)	2,134	12,740
Paylocity Holding Corp.(a)	3,848	231,688
Progress Software Corp.	5,802	205,913
PROS Holdings, Inc.(a)	4,132	129,745
Q2 Holdings, Inc.(a)	4,863	240,962
QAD, Inc., Class A	1,364	53,646
Qualys, Inc.(a)	4,478	334,686
Rapid7, Inc.(a)	4,850	151,126
Rimini Street, Inc.(a)	1,362	7,014
SailPoint Technologies Holding, Inc.(a)	9,065	212,937
SecureWorks Corp., Class A(a)	805	13,596
SendGrid, Inc.(a)	3,839	165,730
ShotSpotter, Inc.(a)	974	30,369
SPS Commerce, Inc.(a)	2,242	184,696
SVMK, Inc.(a)	1,816	22,282
Telaria, Inc.(a)	6,978	19,050
Telenav, Inc.(a)	4,426	17,970
Tenable Holdings, Inc.(a)	1,672	37,102
TiVo Corp.	16,037	150,908
Trade Desk, Inc. (The), Class A(a)	4,382	508,575
Upland Software, Inc.(a)	2,088	56,752
Varonis Systems, Inc.(a)	3,749	198,322
Verint Systems, Inc.(a)	8,456	357,773
Veritone, Inc.(a)	1,146	4,355
VirnetX Holding Corp.(a)	8,291	19,898
Workiva, Inc.(a)	3,782	135,736
Yext, Inc.(a)	10,781	160,098
Zix Corp.(a)	7,316	41,921
Zscaler, Inc.(a)	7,986	313,131

		12,953,088

Specialty Retail — 2.9%
Aaron’s, Inc.	9,195	386,650
Abercrombie & Fitch Co., Class A	8,643	173,292
American Eagle Outfitters, Inc.	21,424	414,126
America’s Car-Mart, Inc.(a)	794	57,525
Asbury Automotive Group, Inc.(a)	2,493	166,183
Ascena Retail Group, Inc.(a)	23,254	58,368
At Home Group, Inc.(a)	5,871	109,553
Barnes & Noble Education, Inc.(a)	4,763	19,100
Barnes & Noble, Inc.	7,917	56,132
Bed Bath & Beyond, Inc.	17,862	202,198
Big 5 Sporting Goods Corp.	3,207	8,306
Boot Barn Holdings, Inc.(a)	3,674	62,568
Buckle, Inc. (The)	3,825	73,976
Caleres, Inc.	5,590	155,570

Security	Shares	Value

Specialty Retail (continued)
Camping World Holdings, Inc., Class A	4,304	$49,367
Carvana Co.(a)	4,300	140,653
Cato Corp. (The), Class A	2,996	42,753
Chico’s FAS, Inc.	16,976	95,405
Children’s Place, Inc. (The)	2,056	185,225
Citi Trends, Inc.	1,638	33,399
Conn’s, Inc.(a)	2,609	49,206
Container Store Group, Inc. (The)(a)	1,695	8,085
DSW, Inc., Class A	9,122	225,313
Express, Inc.(a)	9,666	49,393
Five Below, Inc.(a)	7,150	731,588
Francesca’s Holdings Corp.(a)	3,745	3,636
GameStop Corp., Class A	13,315	168,035
Genesco, Inc.(a)	2,581	114,338
GNC Holdings, Inc., Class A(a)	10,811	25,622
Group 1 Automotive, Inc.	2,293	120,887
Guess?, Inc.	7,648	158,849
Haverty Furniture Cos., Inc.	2,509	47,119
Hibbett Sports, Inc.(a)	2,507	35,850
Hudson Ltd., Class A(a)	5,283	90,603
J. Jill, Inc.(a)	2,734	14,572
Kirkland’s, Inc.(a)	1,703	16,230
Lithia Motors, Inc., Class A	2,828	215,861
Lumber Liquidators Holdings, Inc.(a)	3,779	35,976
MarineMax, Inc.(a)	2,532	46,361
Monro, Inc.	4,228	290,675
Murphy USA, Inc.(a)	3,995	306,177
National Vision Holdings, Inc.(a)	7,877	221,895
New York & Co., Inc.(a)	4,547	12,868
Office Depot, Inc.	70,614	182,184
Party City Holdco, Inc.(a)	7,527	75,119
Pier 1 Imports, Inc.	13,599	4,159
Rent-A-Center, Inc.(a)	5,892	95,391
RH(a)	2,618	313,689
Sally Beauty Holdings, Inc.(a)	16,008	272,936
Shoe Carnival, Inc.	1,364	45,708
Signet Jewelers Ltd.	6,755	214,606
Sleep Number Corp.(a)	4,161	132,029
Sonic Automotive, Inc., Class A	3,164	43,537
Sportsman’s Warehouse Holdings, Inc.(a)	4,205	18,418
Tailored Brands, Inc.	6,597	89,983
Tile Shop Holdings, Inc.	4,709	25,805
Tilly’s, Inc., Class A	2,457	26,683
Winmark Corp.	311	49,449
Zumiez, Inc.(a)	2,465	47,254

		7,116,438

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(a)	14,499	147,455
Avid Technology, Inc.(a)	3,792	18,012
Cray, Inc.(a)	5,368	115,895
Diebold Nixdorf, Inc.	10,128	25,219
Eastman Kodak Co.(a)	2,849	7,265
Electronics For Imaging, Inc.(a)	5,519	136,871
Immersion Corp.(a)	3,092	27,704
Stratasys Ltd.(a)	6,728	121,171
USA Technologies, Inc.(a)	7,063	27,475

		627,067

Textiles, Apparel & Luxury Goods — 0.9%
Crocs, Inc.(a)	8,661	225,013
Culp, Inc.	1,410	26,649
Deckers Outdoor Corp.(a)	3,808	487,233
Fossil Group, Inc.(a)	6,059	95,308
G-III Apparel Group Ltd.(a)	5,774	161,037

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Movado Group, Inc.	2,089	$66,054
Oxford Industries, Inc.	2,223	157,922
Rocky Brands, Inc.	742	19,292
Steven Madden Ltd.	11,569	350,078
Superior Group of Cos., Inc.	1,315	23,210
Unifi, Inc.(a)	2,074	47,370
Vera Bradley, Inc.(a)	3,000	25,710
Wolverine World Wide, Inc.	12,264	391,099

		2,075,975

Thrifts & Mortgage Finance — 2.3%
Axos Financial, Inc.(a)	7,860	197,915
BankFinancial Corp.	1,581	23,636
Beneficial Bancorp, Inc.	9,062	129,496
Bridgewater Bancshares, Inc.(a)	1,922	20,277
BSB Bancorp, Inc.(a)	1,030	28,902
Capitol Federal Financial, Inc.	17,112	218,520
Columbia Financial, Inc.(a)	6,597	100,868
Dime Community Bancshares, Inc.	4,308	73,150
Entegra Financial Corp.(a)	1,049	21,767
ESSA Bancorp, Inc.	1,222	19,075
Essent Group Ltd.(a)	12,756	436,000
Federal Agricultural Mortgage Corp., Class C	1,192	72,044
First Defiance Financial Corp.	2,648	64,902
Flagstar Bancorp, Inc.(a)	3,924	103,594
FS Bancorp, Inc.	493	21,140
Greene County Bancorp, Inc.	388	12,075
Hingham Institution for Savings	156	30,847
Home Bancorp, Inc.	1,018	36,037
HomeStreet, Inc.(a)	3,310	70,271
Impac Mortgage Holdings, Inc.(a)	1,386	5,239
Kearny Financial Corp.	11,117	142,520
LendingTree, Inc.(a)	1,058	232,305
Luther Burbank Corp.	2,629	23,714
Malvern Bancorp, Inc.(a)	1,026	20,243
Merchants Bancorp	2,139	42,694
Meridian Bancorp, Inc.	6,383	91,405
Meta Financial Group, Inc.	3,708	71,898
MGIC Investment Corp.(a)	48,047	502,572
Mr Cooper Group, Inc.(a)	9,637	112,464
NMI Holdings, Inc., Class A(a)	8,265	147,530
Northfield Bancorp, Inc.	5,768	78,156
Northwest Bancshares, Inc.	12,707	215,257
OceanFirst Financial Corp.	6,307	141,971
Ocwen Financial Corp.(a)	15,605	20,911
OP Bancorp(a)	1,864	16,534
Oritani Financial Corp.	5,330	78,617
PCSB Financial Corp.	2,088	40,841
PDL Community Bancorp(a)	1,335	17,008
PennyMac Financial Services, Inc.	2,351	49,982
Provident Bancorp, Inc.(a)	658	14,265
Provident Financial Services, Inc.	8,238	198,783
Prudential Bancorp, Inc.	1,270	22,352
Radian Group, Inc.	28,697	469,483
Riverview Bancorp, Inc.	3,056	22,248
SI Financial Group, Inc.	1,654	21,055
Southern Missouri Bancorp, Inc.	872	29,561
Sterling Bancorp, Inc.	2,960	20,572
Territorial Bancorp, Inc.	922	23,954
Timberland Bancorp, Inc.	982	21,899
TrustCo Bank Corp.	12,433	85,290
United Community Financial Corp.	6,439	56,985
United Financial Bancorp, Inc.	6,735	99,004
Walker & Dunlop, Inc.	3,675	158,944
Washington Federal, Inc.	11,090	296,214
Waterstone Financial, Inc.	3,350	56,146

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Western New England Bancorp, Inc.	3,480	$34,939
WSFS Financial Corp.	4,004	151,792

		5,515,863

Tobacco — 0.2%
22nd Century Group, Inc.(a)	14,966	37,265
Pyxus International, Inc.(a)	953	11,303
Turning Point Brands, Inc.	976	26,567
Universal Corp.	3,281	177,666
Vector Group Ltd.	13,602	132,347

		385,148

Trading Companies & Distributors — 1.2%
Aircastle Ltd.	6,453	111,250
Applied Industrial Technologies, Inc.	5,068	273,368
Beacon Roofing Supply, Inc.(a)	9,055	287,225
BlueLinx Holdings, Inc.(a)	1,118	27,626
BMC Stock Holdings, Inc.(a)	8,952	138,577
CAI International, Inc.(a)	2,260	52,500
DXP Enterprises, Inc.(a)	2,114	58,854
EVI Industries, Inc.	557	18,576
Foundation Building Materials, Inc.(a)	1,782	14,808
GATX Corp.	4,992	353,484
General Finance Corp.(a)	1,474	14,902
GMS, Inc.(a)	4,325	64,270
H&E Equipment Services, Inc.	4,225	86,275
Herc Holdings, Inc.(a)	3,189	82,882
Kaman Corp.	3,667	205,682
Lawson Products, Inc.(a)	1,004	31,726
MRC Global, Inc.(a)	11,161	136,499
Nexeo Solutions, Inc.(a)	4,348	37,349
NOW, Inc.(a)	14,327	166,766
Rush Enterprises, Inc., Class A	3,991	137,609
Rush Enterprises, Inc., Class B	483	17,195
SiteOne Landscape Supply, Inc.(a)	5,304	293,152
Systemax, Inc.	1,623	38,773
Textainer Group Holdings Ltd.(a)	3,621	36,065
Titan Machinery, Inc.(a)	2,475	32,546
Triton International Ltd.	6,552	203,571
Veritiv Corp.(a)	1,528	38,154
Willis Lease Finance Corp.(a)	459	15,881

		2,975,565

Water Utilities — 0.5%
American States Water Co.	4,860	325,814
AquaVenture Holdings Ltd.(a)	1,279	24,160
Artesian Resources Corp., Class A	936	32,638
Cadiz, Inc.(a)	3,363	34,639
California Water Service Group	6,378	303,976
Connecticut Water Service, Inc.	1,600	106,992
Consolidated Water Co. Ltd.	1,787	20,836
Global Water Resources, Inc.	1,267	12,847
Middlesex Water Co.	2,114	112,782
Pure Cycle Corp.(a)	2,648	26,295
SJW Group	2,288	127,259
York Water Co. (The)	1,710	54,823

		1,183,061

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)	5,448	112,065
Gogo, Inc.(a)	7,458	22,299
NII Holdings, Inc.(a)	11,793	52,007
Shenandoah Telecommunications Co.	6,200	274,350
Spok Holdings, Inc.	2,221	29,451

		490,172

Total Common Stocks — 97.4% (Cost: $220,208,668)		236,171,400

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies — 0.0%
Ferroglobe Representation & Warranty Insurance Trust — Beneficial Interest Units(b)	10,979	$—

Total Investment Companies — 0.0% (Cost: $—)		—

Total Long-Term Investments — 97.4% (Cost: $220,208,668)		236,171,400

Short-Term Securities — 2.3%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(d)	5,505,930	5,505,930
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%	58	58

Total Short-Term Securities — 2.3% (Cost: $5,505,988)		5,505,988

Total Investments — 99.7% (Cost: $225,714,656)		241,677,388

Other Assets Less Liabilities — 0.3%		622,317

Net Assets — 100.0%		$242,299,705

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	5,505,930	5,505,930	$5,505,930	$22,616	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	93	03/15/19	$6,273	$(199,145)

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$199,145	$—	$—	$—	$199,145

(a)

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(652,193)	$—	$—	$—	$(652,193)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(227,515)	$—	$—	$—	$(227,515)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,916,540

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks:
Aerospace & Defense	$3,013,427	$—	$—	$3,013,427
Air Freight & Logistics	779,319	—	—	779,319
Airlines	1,176,763	—	—	1,176,763
Auto Components	2,409,345	—	—	2,409,345
Automobiles	99,455	—	—	99,455
Banks	22,803,490	—	—	22,803,490
Beverages	694,299	—	—	694,299
Biotechnology	14,760,713	—	—	14,760,713
Building Products	2,798,672	—	—	2,798,672
Capital Markets	3,047,129	—	—	3,047,129
Chemicals	4,376,170	—	—	4,376,170
Commercial Services & Supplies	6,186,936	—	—	6,186,936
Communications Equipment	3,907,642	—	—	3,907,642
Construction & Engineering	2,431,949	—	—	2,431,949
Construction Materials	282,527	—	—	282,527
Consumer Finance	1,663,137	—	—	1,663,137
Containers & Packaging	247,041	—	—	247,041
Distributors	181,692	—	—	181,692
Diversified Consumer Services	2,164,079	—	—	2,164,079
Diversified Financial Services	411,105	—	—	411,105

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	BlackRock Small Cap Index V.I. Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Diversified Telecommunication Services	$1,336,884	$—	$—	$1,336,884
Electric Utilities	2,928,566	—	—	2,928,566
Electrical Equipment	1,801,173	—	—	1,801,173
Electronic Equipment, Instruments & Components	5,894,600	—	—	5,894,600
Energy Equipment & Services	2,838,722	—	—	2,838,722
Entertainment	1,414,958	—	—	1,414,958
Equity Real Estate Investment Trusts (REITs)	15,814,673	—	—	15,814,673
Food & Staples Retailing	1,437,875	—	—	1,437,875
Food Products	2,847,779	—	8,202	2,855,981
Gas Utilities	2,783,306	—	—	2,783,306
Health Care Equipment & Supplies	8,829,649	—	—	8,829,649
Health Care Providers & Services	4,515,887	—	—	4,515,887
Health Care Technology	2,748,201	—	—	2,748,201
Hotels, Restaurants & Leisure	7,075,198	—	—	7,075,198
Household Durables	3,607,938	—	—	3,607,938
Household Products	559,490	—	—	559,490
Independent Power and Renewable Electricity Producers	857,633	—	—	857,633
Industrial Conglomerates	172,301	—	—	172,301
Insurance	6,758,081	—	—	6,758,081
Interactive Media & Services	1,250,858	—	—	1,250,858
Internet & Direct Marketing Retail	2,380,034	—	—	2,380,034
IT Services	4,838,879	—	—	4,838,879
Leisure Products	891,995	—	—	891,995
Life Sciences Tools & Services	1,312,095	—	—	1,312,095
Machinery	8,783,416	—	—	8,783,416
Marine	298,452	—	—	298,452
Media	3,349,045	—	—	3,349,045
Metals & Mining	2,867,677	—	—	2,867,677
Mortgage Real Estate Investment Trusts (REITs)	2,689,201	—	—	2,689,201
Multiline Retail	729,961	—	—	729,961
Multi-Utilities	1,313,481	—	—	1,313,481
Oil, Gas & Consumable Fuels	5,480,143	—	—	5,480,143
Paper & Forest Products	970,034	—	—	970,034
Personal Products	883,182	—	—	883,182
Pharmaceuticals	4,594,825	580	—	4,595,405
Professional Services	3,577,000	—	—	3,577,000
Real Estate Management & Development	1,406,157	—	—	1,406,157
Road & Rail	1,103,263	—	—	1,103,263
Semiconductors & Semiconductor Equipment	6,462,739	—	—	6,462,739
Software	12,953,088	—	—	12,953,088
Specialty Retail	7,116,438	—	—	7,116,438
Technology Hardware, Storage & Peripherals	627,067	—	—	627,067
Textiles, Apparel & Luxury Goods	2,075,975	—	—	2,075,975
Thrifts & Mortgage Finance	5,515,863	—	—	5,515,863
Tobacco	385,148	—	—	385,148
Trading Companies & Distributors	2,975,565	—	—	2,975,565
Water Utilities	1,183,061	—	—	1,183,061
Wireless Telecommunication Services	490,172	—	—	490,172
Short-Term Securities	5,505,988	—	—	5,505,988

	$241,668,606	$580	$8,202	$241,677,388

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(199,145)	$—	$—	$(199,145)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock Small Cap Index V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $220,208,726)	$236,171,458
Investments at value — affiliated (cost — $5,505,930)	5,505,930
Cash pledged for futures contracts	330,000
Receivables:
Investments sold	189,159
Capital shares sold	152,021
Dividends — affiliated	10,720
Dividends — unaffiliated	341,778
From the Manager	4,234
Variation margin on futures contracts	36,353
Deferred offering cost	27,309
Prepaid expenses	245

Total assets	242,769,207

LIABILITIES
Bank overdraft	15,597
Payables:
Investments purchased	38,939
Pricing fees	99,817
Capital shares redeemed	145,317
Printing fees	35,075
Professional fees	53,460
Investment advisory fees	33,166
Directors’ and Officer’s fees	5,191
Other accrued expenses	42,940

Total liabilities	469,502

NET ASSETS	$242,299,705

NET ASSETS CONSIST OF
Paid-in capital	$226,076,259
Accumulated earnings	16,223,446

NET ASSETS	$242,299,705

Class I — Based on net assets of $242,299,705 and 25,230,797 shares outstanding, 100 million shares number of shares authorized, par value $0.10 per share	$9.60

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statement of Operations

Year Ended December 31, 2018

BlackRock Small Cap Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$22,616
Dividends — unaffiliated	4,572,938
Interest — unaffiliated	58,509
Foreign taxes withheld	(1,323)

Total investment income	4,652,740

EXPENSES
Investment advisory	418,524
Reorganization	160,359
License	154,900
Professional	63,736
Printing	56,482
Custodian	36,995
Transfer agent	24,389
Directors and Officer	14,125
Accounting services	10,169
Registration	6,736
Offering	5,826
Miscellaneous	54,154

Total expenses	1,006,395
Less:
Fees waived and/or reimbursed by the Manager or Predecessor Manager	(218,538)
Transfer agent fees waived and/or reimbursed	(23,136)

Total expenses after fees waived and/or reimbursed	764,721

Net investment income	3,888,019

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	57,418,437
Futures contracts	(652,193)

56,766,244

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(84,616,728)
Futures contracts	(227,515)

(84,844,243)

Net realized and unrealized loss	(28,077,999)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,189,980)

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Small Cap Index V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,888,019	$3,561,877
Net realized gain	56,766,244	19,364,819
Net change in unrealized appreciation (depreciation)	(84,844,243)	21,040,994

Net increase (decrease) in net assets resulting from operations	(24,189,980)	43,967,690

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(62,190,705)	(22,853,721)

CAPITAL SHARE TRANSACTIONS
Shares sold	3,317,952	2,037,902
Shares issued in reinvestment of distributions	62,190,568	22,853,721
Shares redeemed	(77,181,228)	(20,927,858)

Net increase (decrease) in net assets derived from capital share transactions	(11,672,708)	3,963,765

NET ASSETS(b)
Total increase (decrease) in net assets	(98,053,393)	25,077,734
Beginning of year	340,353,098	315,275,364

End of year	$242,299,705	$340,353,098

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Small Cap Index V.I. Fund(a)

	Class I

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$14.57		$13.63	$11.78	$13.46	$13.99

Net investment income(b)	0.18		0.16	0.15	0.11	0.11
Net realized and unrealized gain (loss)	(1.86)		1.83	2.33	(0.74)	0.51

Net increase (decrease) from investment operations	(1.68)		1.99	2.48	(0.63)	0.62

Distributions(c)
From net investment income	(0.19)		(0.16)	(0.16)	(0.12)	(0.11)
From net realized gain	(3.10)		(0.89)	(0.47)	(0.93)	(1.04)

Total distributions	(3.29)		(1.05)	(0.63)	(1.05)	(1.15)

Net asset value, end of year	$9.60		$14.57	$13.63	$11.78	$13.46

Total Return(d)
Based on net asset value	(11.25)%		14.55%	20.96%	(4.86)%	4.37%

Ratios to Average Net Assets
Total expenses	0.30	%(e)	0.23%	0.31%	0.50%	0.49%

Total expenses after fees waived and/or reimbursed	0.23	%(e)	0.22%	0.30%	0.49%	0.48%

Net investment income	1.17%		1.11%	1.23%	0.84%	0.76%

Supplemental Data
Net assets, end of year (000)	$242,300		$340,353	$315,275	$276,199	$306,195

Portfolio turnover rate	17%		12%	15%	14%	15%

(a)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.27% and 0.23%, respectively.

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Small Cap Index V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: On October 29, 2018, the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, reorganized into the Fund (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization. The Reorganization closed immediately before the opening of business on October 29, 2018 and was approved by shareholders of the Predecessor Fund.

The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization. The Reorganization was tax-free, meaning that the Predecessor Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Each shareholder of the Predecessor Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Predecessor Fund shares, as determined at the close of business on October 26, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Predecessor Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post-Reorganization
Small Cap Equity Index Fund, a series of State Farm Variable Product Trust	19,044,278	1	19,044,278

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments prior to the Reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost of Investments
Small Cap Equity Index Fund, a series of State Farm Variable Product Trust	$268,225,204	$262,372,806	$221,728,024

Reorganization costs incurred by the Fund in connection with the Reorganization were expensed by the Fund. The Manager or Predecessor Manager reimbursed the Fund $160,359, which is included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt security is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Offering Costs: Offering costs are amortized over a 12- month period beginning with the commencement of operations of a class of shares.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Funds agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund paid the Manager a monthly fee at an annual rate equal to 0.08% of the average daily value of the Fund’s net assets for the period October 28, 2018 through December 31, 2018.

Prior to October 29, 2018, the Predecessor Fund paid State Farm Investment Management Corp. (“SFIMC” or “Predecessor Manager”), the investment adviser to the Predecessor Fund, an effective investment advisory fee of 0.13%.

SFIMC engaged BlackRock Fund Advisors (“BFA”) as the investment sub-adviser to provide day-to-day portfolio management for the Predecessor Fund. Sub-advisory fees for managing the portfolio were paid by SFIMC. No additional advisory fees were charged to the Predecessor Fund for the services of the sub-adviser.

For the period January 1, 2018 through October 26, 2018, BFA earned $94,925 of fees for sub-advisory services which is included in Investment advisory in the Statement of Operations.

Prior to October 29, 2018, the Predecessor Fund did not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the period October 29, 2018 to December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations. For the period October 29, 2018 to December 31, 2018, the Fund had no class specific transfer agent fees.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, effective October 29, 2018, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $695.

Effective October 29, 2018, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived by the Manager.

With respect to the Fund, effective October 29, 2018, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.22%. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, the fees waived and/or reimbursed by the Manager was $23,988. These amounts are shown as transfer agent fees waived and/or reimbursed in the Statement of Operations. For the year ended December 31, 2018, the fees waived and/or reimbursed were $23,136.

In addition, effective October 29, 2018, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit fees paid by the Fund for operational and recordkeeping services to 0.05% of average daily net assets. These amounts are shown as transfer agent fees waived and/or reimbursed in the Statement of Operations. For the year ended December 31, 2018, there were no fees waived and/or reimbursed pursuant to this arrangement.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver or contractual operational and recordkeeping services waiver described above or any voluntary waivers that may be in effect from time to time.

On December 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring December 31
2020
Fund level	$23,988
Class I	23,136

Prior to October 26, 2018, SFIMC reimbursed expenses incurred by the Predecessor Fund (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees) that exceeded 0.10% of the Predecessor Fund’s average daily net assets. SFIMC also reimbursed all custody fees. Prior-year reimbursements and waivers are not subject to recoupment. For the period January 1, 2018 through October 26, 2018, the amount waived was $33,496, which is included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$6,529
Sales	12,753
Net Realized Loss	(1,146)

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $53,697,959 and $124,854,643, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to non-deductible expenses was reclassified to the following accounts:

Paid in capital	$(5,826)
Accumulated earnings	$5,826

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$6,107,960	$5,409,376
Long term capital gains	56,082,745	17,444,345

	$62,190,705	$22,853,721

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$181,471
Undistributed long-term capital gains	202,849
Net unrealized gains(a)	15,839,126

$16,223,446

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the classification of investments.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$225,838,261

Gross unrealized appreciation	$65,514,156
Gross unrealized depreciation	(49,675,030)

Net unrealized appreciation	$15,839,126

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/2018 (a)		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	226,594	$3,317,952	141,872	$2,037,902
Shares issued in reinvestment of distributions	6,509,197	62,190,568	1,561,047	22,853,721
Shares redeemed	(4,870,048)	(77,181,228)	(1,463,353)	(20,927,858)

Net increase (decrease)	1,865,743	$(11,672,708)	239,566	$3,963,765

(a)

Includes the activity of the Predecessor Fund prior to the Reorganization on October 29, 2018. Excludes the exchange of shares of the Predecessor Fund for shares of the Fund during the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

As of December 31, 2018, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 710 Class I Shares of BlackRock Small Cap Index V.I. Fund.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class I	(3,509,680)	(19,344,041)

Undistributed net investment income as of December 31, 2017 was $867.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	35

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Small Cap Index V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Small Cap Index V.I. Fund (formerly, Small Cap Equity Index Fund of State Farm Variable Product Trust) of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 of the Fund were audited by other auditors whose report dated February 23, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Company”) met in person on November 14, 2017 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Company, on behalf of the BlackRock International Index V.I. Fund (the “International Fund”) and BlackRock Small Cap Index V.I. Fund (the “Small Cap Fund”) (each, a “Fund” and together, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”) as each Fund’s investment advisor. The Funds commenced operations in October 2018.

Activities and Composition of the Board

On the date of the Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. The Board’s consideration of the Agreement is a deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Company and each Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s estimated fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and other metrics, as applicable; (b) information regarding BlackRock’s economic outlook for each Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing each Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to each Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to each Fund was consistent with each Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to each Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to each Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning the standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage;

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	37

Disclosure of Investment Advisory Agreement  (continued)

portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to each Fund. The Board noted that BlackRock and its affiliates will provide each Fund with certain administrative, shareholder and other services (in addition to any such services to be provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Funds because the Funds were not yet organized and had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed each Fund’s proposed contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered each Fund’s estimated total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The estimated total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that each Fund’s contractual management fee rate and actual management fee rate ranked in the first quartile, and that each Fund’s estimated total expense ratio ranked in the first quartile, relative to each Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of each Fund’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for each of the Funds.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Funds had not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Funds. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also noted the existence of fee waivers and/or expense caps, noting that any contractual fee waivers and expense caps would be approved by the Board.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board, including all of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to each Fund were consistent with those generally available to other mutual fund sponsors.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders would be able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

Conclusion

The Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Company, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	39

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

REIT	Real Estate Investment Trust

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016; Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Director (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
John F O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	None

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None

2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Company’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005. For BlackRock Total Return V.I. Fund, BlackRock High Yield V.I Fund, and BlackRock U.S. Government Bond V.I Fund, Length of Service includes service as director of the Predecessor/Target Funds.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Company serve at the pleasure of the Board.

Further information about the Company’s Directors and Officers is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling (800)-441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Directors who took office on January 1, 2019. For BlackRock Variable Series Funds, Inc., the newly elected Directors include seven former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. For BlackRock Variable Series Funds II, Inc., the newly elected Directors include three former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.(c)

New York, NY 10179

Brown Brothers Harriman & Co.(d)

Boston, MA 02109

Sub-Advisers

BlackRock International Limited(a)

Edinburgh, Scotland EH3 8BL

BlackRock Asset Management

North Asia Limited(b)

Hong Kong

BlackRock (Singapore) Limited(b)

079912 Singapore

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.
(b)	For BlackRock Managed Volatility V.I. Fund.
(c)	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.
(d)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.

2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

BlackRock Variable Series Funds, Inc.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Funds. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Variable Series Funds, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	853,415,418	20,821,487	54,328,090
Susan J. Carter	859,039,119	17,819,914	51,705,962
Collette Chilton	856,423,656	20,742,083	51,399,256
Neil A. Cotty	852,591,474	20,690,305	55,283,216
Robert Fairbairn	852,542,660	20,795,311	55,227,025
Lena G. Goldberg	854,847,802	21,644,125	52,073,069
Robert M. Hernandez	850,400,415	23,756,329	54,408,250
Henry R. Keizer	852,907,817	20,662,329	54,994,850
Cynthia A. Montgomery	858,485,209	18,681,453	51,398,333
Donald C. Opatrny	852,092,270	20,950,922	55,521,803
John M. Perlowski	853,364,573	20,553,365	54,647,057
Joseph P. Platt	852,037,460	22,003,638	54,523,898
Mark Stalnecker	853,005,625	20,799,654	54,759,717
Kenneth L. Urish	851,983,013	21,087,065	55,494,917
Claire A. Walton	858,718,970	18,461,950	51,384,075

*	Denotes Company-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

BlackRock Variable Series Funds II, Inc.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Funds. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Variable Series Funds II, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Michael J. Castellano	59,887,070	1,387,922	4,893,829
Richard E. Cavanagh	59,649,768	1,455,828	5,063,225
Cynthia L. Egan	59,918,319	1,345,231	4,905,271
Frank J. Fabozzi	59,851,485	1,328,783	4,988,553
Robert Fairbairn	59,950,088	1,221,911	4,996,822
Henry Gabbay	59,979,137	1,094,954	5,094,730
R. Glenn Hubbard	60,054,180	1,149,136	4,965,505
W. Carl Kester	59,878,572	1,214,536	5,075,713
Catherine A. Lynch	60,029,677	1,220,289	4,918,855
John M. Perlowski	60,044,864	1,136,151	4,987,806
Karen P. Robards	60,316,551	1,000,326	4,851,944

*	Denotes Company-wide proposal and voting results.

The above Directors, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as directors for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

ADDITIONAL INFORMATION

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core V.I. Fund	$30,294	$30,286	$38	$4,000	$13,100	$13,107	$0	$0
BlackRock Advantage Large Cap Value V.I. Fund	$22,032	$22,024	$38	$4,000	$13,100	$13,107	$0	$0
BlackRock Advantage U.S. Total Market V.I. Fund	$27,234	$27,226	$0	$4,000	$13,100	$13,107	$0	$0
BlackRock Basic Value V.I. Fund	$37,536	$37,528	$0	$0	$13,100	$13,107	$0	$0
BlackRock Capital Appreciation V.I. Fund	$24,684	$24,701	$0	$0	$13,100	$13,107	$0	$0
BlackRock Equity Dividend V.I. Fund	$19,584	$19,627	$0	$0	$8,200	$8,160	$0	$0

BlackRock Global Allocation V.I. Fund	$51,306	$51,332	$0	$0	$20,000	$20,000	$0	$0
BlackRock Government Money Market V.I. Fund	$26,520	$24,302	$0	$0	$9,800	$9,792	$0	$0
BlackRock International V.I. Fund	$30,090	$30,107	$38	$0	$14,100	$14,127	$0	$0
BlackRock International Index V.I. Fund	$30,294	$0	$0	$0	$14,100	$0	$0	$0
BlackRock iShares Dynamic Allocation V.I. Fund	$20,400	$29,006	$38	$0	$13,900	$13,850	$0	$0
BlackRock Large Cap Focus Growth V.I. Fund	$22,032	$22,024	$38	$4,000	$13,100	$13,107	$0	$0
BlackRock Managed Volatility V.I. Fund	$34,680	$29,427	$0	$0	$9,000	$8,976	$0	$0
BlackRock S&P 500 Index V.I. Fund	$30,294	$30,286	$4,000	$0	$13,100	$13,107	$0	$0
BlackRock Small Cap Index V.I. Fund	$27,540	$0	$0	$0	$13,100	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a)

consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core V.I. Fund	$13,138	$17,107
BlackRock Advantage Large Cap Growth V.I. Fund	$13,138	$17,107
BlackRock Advantage U.S. Total Market V.I. Fund	$13,100	$17,107
BlackRock Basic Value V.I. Fund	$13,100	$13,107
BlackRock Capital Appreciation V.I. Fund	$13,100	$13,107
BlackRock Equity Dividend V.I. Fund	$8,200	$8,160
BlackRock Global Allocation V.I. Fund	$20,000	$20,000
BlackRock Government Money Market V.I. Fund	$9,800	$9,792
BlackRock International V.I. Fund	$14,138	$14,127
BlackRock International Index V.I. Fund	$14,100	$0
BlackRock iShares Dynamic Allocation V.I. Fund	$13,938	$13,850

BlackRock Large Cap Focus Growth V.I. Fund	$13,138	$17,107
BlackRock Managed Volatility V.I. Fund	$9,000	$8,976
BlackRock S&P 500 Index V.I. Fund	$17,100	$13,107
BlackRock Small Cap Index V.I. Fund	$13,100	$0

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph

(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Variable Series Funds, Inc.

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Variable Series Funds, Inc.

Date: February 28, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Variable Series Funds, Inc.

Date: February 28, 2019